Exhibit 10(y)


================================================================================



                 CREDIT, SECURITY, GUARANTY AND PLEDGE AGREEMENT

                           DATED AS OF OCTOBER 1, 2002


                                      AMONG

                              GUILFORD MILLS, INC.
                                   AS BORROWER

                                       AND

                        THE GUARANTORS REFERRED TO HEREIN

                                       AND

                         THE LENDERS REFERRED TO HEREIN

                                       AND

                       WACHOVIA BANK, NATIONAL ASSOCIATION
           AS ADMINISTRATIVE AGENT, COLLATERAL AGENT AND ISSUING BANK


================================================================================


                                TABLE OF CONTENTS

                                                                                                                                PAGE
PARTIES............................................................................................................................1

INTRODUCTORY STATEMENT.............................................................................................................1

1.         DEFINITIONS.............................................................................................................2

2.         THE LOANS..............................................................................................................28

           SECTION 2.1              Loans.........................................................................................28

           SECTION 2.2              Disbursement of Funds and Notice of Borrowing.................................................29

           SECTION 2.3              Interest Rate Type of the Loans...............................................................30

           SECTION 2.4              Repayment; Evidence of Debt; Administration...................................................30

           SECTION 2.5              Interest......................................................................................31

           SECTION 2.6              Commitment Fees and Other Fees................................................................31

           SECTION 2.7              Termination and/or Reduction of the Total Commitment..........................................32

           SECTION 2.8              Voluntary Prepayments.........................................................................32

           SECTION 2.9              Mandatory Prepayments.........................................................................32

           SECTION 2.10             Default Interest; Alternate Rate of Interest..................................................34

           SECTION 2.11             Continuation and Conversion of Loans..........................................................35

           SECTION 2.12             Reimbursement of Lenders......................................................................36

           SECTION 2.13             Change in Circumstances.......................................................................37

           SECTION 2.14             Change in Legality............................................................................39

           SECTION 2.15             United States Withholding.....................................................................40

           SECTION 2.16             Interest Adjustments..........................................................................42

           SECTION 2.17             Manner of Payments............................................................................42

           SECTION 2.18             Letters of Credit.............................................................................43

3.         REPRESENTATIONS AND WARRANTIES OF CREDIT PARTIES.......................................................................48

           SECTION 3.1              Existence and Power...........................................................................48

           SECTION 3.2              Authority and No Violation....................................................................49

           SECTION 3.3              Governmental Approval.........................................................................49

           SECTION 3.4              Binding Agreements............................................................................50

           SECTION 3.5              No Material Adverse Effect....................................................................50

           SECTION 3.6              Financial Information.........................................................................51

           SECTION 3.7              Credit Parties and their Subsidiaries.........................................................51



                                       i

                               TABLE OF CONTENTS
                                  (continued)

                                                                                                                                PAGE

           SECTION 3.8              Patents, Trademarks, Copyrights and Other Rights..............................................51

           SECTION 3.9              Fictitious Names..............................................................................52

           SECTION 3.10             Title to Properties...........................................................................52

           SECTION 3.11             Special Representations Relating to Eligible Account Receivables..............................53

           SECTION 3.12             Litigation; Judgments.........................................................................53

           SECTION 3.13             Federal Reserve Regulations...................................................................54

           SECTION 3.14             Investment Company Act........................................................................54

           SECTION 3.15             Taxes.........................................................................................54

           SECTION 3.16             Compliance with ERISA.........................................................................54

           SECTION 3.17             Agreements....................................................................................55

           SECTION 3.18             Security Interest.............................................................................55

           SECTION 3.19             Disclosure....................................................................................56

           SECTION 3.20             Environmental Matters.........................................................................56

           SECTION 3.21             Pledged Securities............................................................................57

           SECTION 3.22             Compliance with Laws..........................................................................58

           SECTION 3.23             Projected Financial Information...............................................................58

           SECTION 3.24             Real Property.................................................................................59

           SECTION 3.25             No Default....................................................................................59

           SECTION 3.26             Labor Matters.................................................................................59

           SECTION 3.27             Organizational Documents......................................................................59

           SECTION 3.28             Bank Accounts.................................................................................59

4.         CONDITIONS TO THE EFFECTIVENESS OF THIS CREDIT AGREEMENT AND THE MAKING OF THE LOANS...................................59

           SECTION 4.1              Conditions Precedent to the Effectiveness of This Credit
                                    Agreement and the Making of the Loans.........................................................59

           SECTION 4.2              Conditions Precedent to Each Loan and each Letter of Credit...................................64

5.         AFFIRMATIVE COVENANTS..................................................................................................65

           SECTION 5.1              Financial Statements and Reports..............................................................65

           SECTION 5.2              Compliance with Laws..........................................................................68

           SECTION 5.3              Maintenance of Properties.....................................................................68



                                       ii

                               TABLE OF CONTENTS
                                  (continued)

                                                                                                                                PAGE

           SECTION 5.4              Notice of Material Events.....................................................................69

           SECTION 5.5              Insurance.....................................................................................69

           SECTION 5.6              Books and Records.............................................................................70

           SECTION 5.7              Observance of Agreements......................................................................71

           SECTION 5.8              Taxes and Charges.............................................................................71

           SECTION 5.9              Liens.........................................................................................71

           SECTION 5.10             Further Assurances; Security Interests........................................................71

           SECTION 5.11             Environmental Laws............................................................................72

           SECTION 5.12             Subsidiaries..................................................................................73

           SECTION 5.13             Lease Agreements..............................................................................73

           SECTION 5.14             After-Acquired Real Property Assets...........................................................73

           SECTION 5.15             Lender Meetings...............................................................................74

           SECTION 5.16             Cash Management System........................................................................74

           SECTION 5.17             Subordination, Non-Disturbance and Attornment Agreements, Etc.................................74

           SECTION 5.18             ERISA Plan Compliance and Reports.............................................................74

           SECTION 5.19             Leases........................................................................................75

           SECTION 5.20             Post Closing Matters..........................................................................75


6.         NEGATIVE COVENANTS.....................................................................................................75

           SECTION 6.1              Limitations on Indebtedness and Preferred Stock...............................................75

           SECTION 6.2              Limitations on Liens..........................................................................77

           SECTION 6.3              Limitation on Guaranties......................................................................79

           SECTION 6.4              Limitations on Investments....................................................................79

           SECTION 6.5              Restricted Payments...........................................................................80

           SECTION 6.6              Limitation on Leases..........................................................................80

           SECTION 6.7              Merger, Sale of Assets, Purchases, etc........................................................81

           SECTION 6.8              Places of Business; Change of Name............................................................82

           SECTION 6.9              Limitations on Capital Expenditures...........................................................82

           SECTION 6.10             Minimum Consolidated EBITDA...................................................................82



                                       iii

                               TABLE OF CONTENTS
                                  (continued)

                                                                                                                                PAGE

           SECTION 6.11             Maximum Total Leverage Ratio..................................................................83

           SECTION 6.12             Minimum Consolidated Fixed Charge Coverage Ratio..............................................83

           SECTION 6.13             Minimum Consolidated Tangible Net Worth.......................................................84

           SECTION 6.14             Transactions with Affiliates..................................................................84

           SECTION 6.15             Business Activities...........................................................................84

           SECTION 6.16             Joint Ventures or Partnerships................................................................84

           SECTION 6.17             Eligible Account Receivables..................................................................84

           SECTION 6.18             Sale and Leaseback............................................................................85

           SECTION 6.19             Changes to Credit and Collection Policy and Material Agreements...............................85

           SECTION 6.20             ERISA Compliance..............................................................................85

           SECTION 6.21             Hazardous Materials...........................................................................85

           SECTION 6.22             Use of Proceeds of Loans......................................................................86

           SECTION 6.23             Fiscal Year; Fiscal Quarter...................................................................86

           SECTION 6.24             Liquidity.....................................................................................86

7.         EVENTS OF DEFAULT......................................................................................................86

8.         GRANT OF SECURITY INTEREST;REMEDIES....................................................................................89

           SECTION 8.1              Security Interests............................................................................89

           SECTION 8.2              Use of Collateral.............................................................................90

           SECTION 8.3              Cash Management System........................................................................90

           SECTION 8.4              Credit Parties to Hold in Trust...............................................................90

           SECTION 8.5              Collections, etc..............................................................................90

           SECTION 8.6              Possession, Sale of Collateral, etc...........................................................91

           SECTION 8.7              Application of Proceeds on Default............................................................92

           SECTION 8.8              Power of Attorney.............................................................................92

           SECTION 8.9              Financing Statements, Direct Payments.........................................................93

           SECTION 8.10             Further Assurances............................................................................93

           SECTION 8.11             Termination and Release.......................................................................93

           SECTION 8.12             Remedies Not Exclusive........................................................................94

           SECTION 8.13             Continuation and Reinstatement................................................................94



                                       iv

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                                                                PAGE

9.         GUARANTY...............................................................................................................94

           SECTION 9.1              Guaranty......................................................................................94

           SECTION 9.2              No Impairment of Guaranty, etc................................................................95

           SECTION 9.3              Continuation and Reinstatement, etc...........................................................95

           SECTION 9.4              Limitation on Guaranteed Amount etc...........................................................96

10.        PLEDGE.................................................................................................................96

           SECTION 10.1             Pledge........................................................................................96

           SECTION 10.2             Covenant......................................................................................97

           SECTION 10.3             Registration in Nominee Name; Denominations...................................................97

           SECTION 10.4             Voting Rights; Dividends; etc.................................................................97

           SECTION 10.5             Remedies Upon Default.........................................................................98

           SECTION 10.6             Application of Proceeds of Sale and Cash......................................................99

           SECTION 10.7             Securities Act, etc...........................................................................99

           SECTION 10.8             Continuation and Reinstatement..............................................................100

           SECTION 10.9             Termination.................................................................................100

11.        CASH COLLATERAL......................................................................................................101

           SECTION 11.1             Cash Collateral Account.....................................................................101

           SECTION 11.2             Investment of Funds.........................................................................101

           SECTION 11.3             Grant of Security Interest..................................................................101

           SECTION 11.4             Remedies....................................................................................102

12.        THE AGENTS AND THE ISSUING BANK......................................................................................102

           SECTION 12.1             Administration by the Agents................................................................102

           SECTION 12.2             Advances and Payments.......................................................................103

           SECTION 12.3             Sharing of Setoffs and Cash Collateral......................................................103

           SECTION 12.4             Notice to the Lenders.......................................................................104

           SECTION 12.5             Liability of the Administrative Agent, Collateral Agent and the Issuing Bank................104

           SECTION 12.6             Reimbursement and Indemnification...........................................................106

           SECTION 12.7             Rights of the Agents........................................................................106

           SECTION 12.8             Independent Investigation by Lenders........................................................107



                                       v

                               TABLE OF CONTENTS
                                  (continued)

                                                                                                                                PAGE

           SECTION 12.9             Agreement of the Lenders....................................................................107

           SECTION 12.10            Notice of Transfer..........................................................................107

           SECTION 12.11            Relations Among Lenders.....................................................................107

           SECTION 12.12            Successor Agents............................................................................107

           SECTION 12.13            Tenant's Quiet Enjoyment....................................................................108

           SECTION 12.14            Lender Payments.............................................................................108

13.        MISCELLANEOUS........................................................................................................109

           SECTION 13.1             Notices.....................................................................................109

           SECTION 13.2             Survival of Agreement, Representations and Warranties, etc..................................110

           SECTION 13.3             Successors and Assigns; Syndications; Loan Sales; Participations............................110

           SECTION 13.4             Expenses; Documentary Taxes.................................................................113

           SECTION 13.5             Indemnity...................................................................................114

           SECTION 13.6             CHOICE OF LAW...............................................................................115

           SECTION 13.7             WAIVER OF JURY TRIAL........................................................................115

           SECTION 13.8             WAIVER WITH RESPECT TO DAMAGES..............................................................115

           SECTION 13.9             No Waiver...................................................................................116

           SECTION 13.10            Extension of Payment Date...................................................................116

           SECTION 13.11            Amendments, etc.............................................................................116

           SECTION 13.12            Severability................................................................................117

           SECTION 13.13            SERVICE OF PROCESS..........................................................................117

           SECTION 13.14            Headings....................................................................................118

           SECTION 13.15            Execution in Counterparts...................................................................118

           SECTION 13.16            Subordination of Intercompany Indebtedness, Receivables and Advances........................118

           SECTION 13.17            Confidentiality.............................................................................119

           SECTION 13.18            Entire Agreement............................................................................119

           SECTION 13.19            Enforcement of Rights; No Obligation to Marshall Assets.....................................120

           SECTION 13.20            Reproduction of Documents...................................................................120

           SECTION 13.21            Right of Set-Off............................................................................120


Schedules
---------

2.9(c)               Assets to be Sold to Trusts Post-Closing
2.18                 Existing Letters of Credit
3.1(a)               List of jurisdictions where each Credit Party is organized and qualified
3.7(a)               Credit Parties and Subsidiaries Information
3.7(b)               Beneficial Interests in Persons other than a Credit Party
3.7(c)               Joint Venture and Partnership Interests
3.8(a)               Proprietary Rights
3.8(b)               Claims and Proceedings Against Proprietary Rights
3.9                  Fictitious Names
3.10(a)              Title to Properties
3.10(c)              Condemnation Proceedings
3.10(d)              Rights of First Refusal/Option Rights
3.12(a)              Litigation
3.15                 Taxes
3.17(b)              Agreements
3.18(a)              Filing Offices for UCC-1 Financing Statements
3.20                 Environmental Matters
3.21(a)              Pledged Securities
3.24(a)              Owned Real Property Assets
3.24(b)              Leased Real Property Assets
3.26                 Labor Matters
3.28                 Bank Accounts
4.1(c)               Local Counsel Opinions
5.20                 Ancillary Real Property Assets
6.1                  Existing Indebtedness
6.2(d)               Existing Liens
6.3(f)               Certain Guaranties by Borrower
6.4(d)               Existing Investments
8.3(b)               Concentration Accounts

Exhibits
--------

A                    Form of Assignment and Acceptance
B-1                  Form of Borrowing Certificate
B-2                  Form of Borrowing Base Certificate
C                    Form of Instrument of Assumption and Joinder
D                    Form of Mortgage
E                    Form of Note
F                    Form of Closing Certificate
G                    Form of Intercreditor and Collateral Agency Agreement
H                    Form of Contribution Agreement
I                    Form of Patent Security Agreement
J                    Form of Trademark Security Agreement
K                    Form of Account Control Agreement

                      CREDIT, SECURITY, GUARANTY AND PLEDGE
                      AGREEMENT, dated as of October 1, 2002
                      (as this agreement may be further
                      amended, supplemented or otherwise
                      modified, renewed or replaced from
                      time to time, the "Credit Agreement"),
                      among (i) Guilford Mills, Inc., a
                      Delaware corporation (the "Borrower");
                      (ii) the Guarantors referred to
                      herein; (iii) the Lenders referred to
                      herein; and (iv) Wachovia Bank,
                      National Association as Administrative
                      Agent, Collateral Agent and Issuing Bank.



                             INTRODUCTORY STATEMENT
                             ----------------------

               All terms not otherwise defined above or in this Introductory Statement are as defined in Article 1 hereof or as defined elsewhere herein.

               Subject to and upon the terms and conditions set forth herein, the Lenders are willing to make available to the Borrower a senior secured facility consisting of Loans in the amount of up to $25,000,000 (including a Letter of Credit subfacility in the amount of up to $10,000,000).

               To provide assurance for the repayment of the Loans hereunder and the other Obligations (as such term is hereinafter defined) of the Borrower hereunder, the Borrower will, among other things, provide or cause to be provided to the Collateral Agent, for the benefit of the Secured Parties, the following (each as more fully described herein):

(i)     a guaranty of the Obligations by each of the Guarantors pursuant to
Article 9 hereof;

(ii) a security interest in the Collateral from each of the Credit Parties pursuant to Article 8 hereof;

(iii) a pledge by each of the Pledgors of the Pledged Collateral owned by it pursuant to Article 10 hereof; and

(iv) a Mortgage with respect to certain Real Property Assets owned or leased by the Credit Parties.

               Subject to the terms and conditions set forth herein, the Administrative Agent is willing to act as administrative agent for the Lenders, the Collateral Agent is willing to act as collateral agent for the Lenders, the Issuing Bank is willing to issue Letters of Credit as provided herein, and each Lender is willing to make Loans and to participate in Letters of Credit to the Borrower as provided herein, in an aggregate principal amount at any one time outstanding not in excess of the Total Commitments hereunder.

               Accordingly, the parties hereto hereby agree as follows:

1.         DEFINITIONS

               For the purposes hereof unless the context otherwise requires, all references to Sections, Exhibits and Schedules shall be deemed references to Sections of, and Exhibits and Schedules to, this Credit Agreement, the following terms shall have the meanings indicated, all accounting terms not otherwise defined herein shall have the respective meanings accorded to them under GAAP and all terms defined in the UCC and not otherwise defined herein shall have the respective meanings accorded to them therein. Whenever the context may require, any pronoun shall include the masculine, feminine and neuter forms. Unless the context otherwise requires, any of the following terms may be used in the singular or the plural, depending on the reference:

               "A-Advanced Guaranty" shall mean the guaranty made as of the Effective Date by the Borrower in favor of Wachovia of the Indebtedness of A-Advanced Mini Storage LLC.

               "Account" shall mean any right to payment for goods sold or leased or for services rendered, whether or not earned by performance.

               "Account Debtor" shall mean, with respect to any Account, the obligor with respect to such Account.

               "Account Control Agreement" shall mean an account control agreement substantially in the form of Exhibit H hereto, as such agreement may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time.

               "Adjusted Eligible Finished Goods" shall mean, on any date, Eligible Finished Goods minus Inventory Reserves.

               "Adjusted Eligible Raw Materials" shall mean, on any date, Eligible Raw Materials minus Inventory Reserves.

               "Adjusted Eligible Work-in-Process" shall mean, on any date, Eligible Work-in-Process minus Inventory Reserves.

               "Adjusted LIBO Rate" shall mean with respect to any Eurodollar Loan for any Interest Period, the rate per annum equal to the quotient (rounded upwards, if necessary, to the next 1/100 of 1%) of (i) the LIBO Rate for such Eurodollar Loan for such Interest Period divided by (ii) one minus the applicable statutory reserve requirements of the Administrative Agent, expressed as a decimal (including without duplication or limitation, basic, supplemental, marginal and emergency reserves), from time to time in effect under Regulation D or similar regulations of the Board. It is agreed that for purposes of this definition, Eurodollar Loans made hereunder shall be deemed to constitute Eurocurrency Liabilities as defined in Regulation D and to be subject to the reserve requirements of Regulation D (for so long as such requirements are in effect).

               "Administrative Agent" shall mean Wachovia, in its capacity as administrative agent for the Lenders hereunder or such successor Administrative Agent as may be appointed pursuant to Section 12.12 hereof.

               "Affiliate" shall mean with respect to any Person (including a Credit Party), any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, a Person shall be deemed to be "controlled by" another Person if such latter Person possesses, directly or indirectly, power either to (i) vote fifteen percent (15%) or more of the securities or other ownership interests having ordinary voting power for the election of directors (or the equivalent) of such controlled Person or (ii) direct or cause the direction of the management and policies of such controlled Person whether by contract or otherwise.

               "Affiliated Group" shall mean a group of Persons, each of which is an Affiliate of some other Person in the group.

               "Agents" shall mean, collectively, the Administrative Agent and the Collateral Agent.

               "Applicable Interest Margin" shall mean a percentage determined pursuant to the following grid:



                          Consolidated Net
                            Indebtedness                                                                 Eurodollar Loan Applicable
                           to Consolidated                                 Base Rate Loan                         Interest
                            EBITDA Ratio                             Applicable Interest Margin                   Margin
                            ------------                             --------------------------                   ------
         Greater than 3.5:1                                                     2.50%                              3.75%

         Greater than 3.0:1, but                                                2.25%                              3.50%
         Less than or equal to 3.5:1

         Greater than 2.5:1, but                                                2.00%                              3.25%
         Less than or equal to 3.0:1

         Greater than 2.0:1, but                                                1.75%                              3.00%
         Less than or equal to 2.5:1

         Less than or equal to 2.0:1                                            1.50%                              2.75%



               "Applicable Law" shall mean all applicable provisions of statutes, rules, regulations and orders of the United States, any state thereof or municipality therein or of any foreign governmental body or of any regulatory agency applicable to the Person in question, and all orders and decrees of all courts and arbitrators in proceedings or actions in which the Person in question is a party.

               "Assignment and Acceptance" shall mean an agreement substantially in the form of Exhibit A hereto, executed by the assignor, the assignee and the other parties as contemplated hereby or thereby.

               "Altamira Trust" shall mean the trust created on the Effective Date and governed by the Altamira Trust Agreement.

               "Altamira Trust Agreement" shall mean the Agreement and Declaration of Trust dated as of October 1, 2002 by and between the Borrower and Wilmington Trust Company, as trustee.

               "Altamira Trust Assets" shall mean the assets of the Borrower and certain Subsidiaries transferred to the Altamira Trust pursuant to the Altamira Trust Agreement.

               "Authorized Officer" shall mean, with respect to the Borrower or any other Credit Party, the president, vice president, chief financial officer, chief accounting officer, secretary, treasurer or the general partner or managing member of such entity (or of the general partner or managing member of such entity, if not a natural person), as the case may be.

               "Bankruptcy Code" shall mean the Bankruptcy Reform Act of 1978, as heretofore and hereafter amended, as codified at 11 U.S.C. ss. 101 et seq.

               "Bankruptcy Court" shall mean the United States Bankruptcy Court for the Southern District of New York.

               "Base Rate" shall mean, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Rate in effect for such day plus one half of one percent (0.50%). For purposes hereof, "Prime Rate" shall mean the rate of interest per annum established from time to time by the Administrative Agent as its prime rate, which rate may not be the lowest rate of interest charged by the Administrative Agent to its customers. "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the next 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, on such day, as published on the next succeeding Business Day by the Federal Reserve Bank of New York; provided, that (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Administrative Agent on such day on such transactions as determined by the Administrative Agent. If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Rate for any reason, including (without limitation) the inability or failure of the Administrative Agent to obtain quotations in accordance with the terms hereof, the Base Rate shall be determined without regard to clause (b) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Rate, respectively.

               "Base Rate Loan" shall mean a Loan based on the Base Rate in accordance with the provisions of Article 2 hereof.

               "Board" shall mean the Board of Governors of the Federal Reserve System of the United States of America.

               "Borrower" shall have the meaning given to such term in the initial paragraph of this Credit Agreement.

               "Borrowing" shall mean a Loan or group of Loans of the same Interest Rate Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

               "Borrowing Base" shall mean:

               (i) on any date prior to the receipt of the Hillco Appraisal in form and substance satisfactory to the Administrative Agent in its sole discretion, the amount (calculated based on the most recent Borrowing Base Certificate delivered pursuant to this Agreement) that is equal to 80% of the net of Eligible Accounts Receivable less the Credit Memo Lag Reserve, plus $5,000,000;

               (ii) on any date after the receipt of the Hillco Appraisal in form and substance satisfactory to the Administrative Agent in its sole discretion, the amount (calculated based on the most recent Borrowing Base Certificate delivered pursuant to this Agreement) that is equal to (a) 80% of the net of Eligible Accounts Receivable less the Credit Memo Lag Reserve; plus
(b) 30% of Adjusted Eligible Raw Materials of Guilford Automotive and Guilford Technical Textile and 40% of Adjusted Eligible Raw Materials of Guilford Fibers; plus (c) 25% of Adjusted Eligible Work-in-Process of Guilford Automotive and Guilford Technical Textile; plus (d) 50% of Adjusted Eligible Finished Goods of Guilford Automotive, 30% of Adjusted Eligible Finished Goods of Guilford Fibers and 40% of Adjusted Eligible Finished Goods of Guilford Technical Textile. Borrowing Base eligibility standards may be fixed and revised from time to time by the Administrative Agent in its sole discretion, exercised reasonably. The Borrowing Base shall be subject to reserves from time to time established by the Administrative Agent with any changes in such standards and reserves to be effective five (5) days after delivery of notice thereof to the Borrower. The Borrowing Base shall not include any Accounts or Inventory of discontinued operations or operations that are to be discontinued.

               "Borrowing Base Certificate" shall mean a certificate, substantially in the form of Exhibit B-2 hereto, appropriately completed by an Authorized Officer of the Borrower with respect to the Borrowing Base.

               "Borrowing Certificate" shall mean a borrowing certificate, substantially in the form of Exhibit B-1 hereto, to be delivered by the Borrower to the Administrative Agent in connection with each Borrowing.

               "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banks are required or permitted to close in the States of New York or North Carolina; provided, however, that when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in Dollar deposits on the London Interbank Market.

               "Capital Expenditures" shall mean, with respect to any Person for any period, the aggregate of all expenditures (whether paid in cash or accrued as a liability) by such Person during that period which, in accordance with GAAP, are or should be included in "additions to property, plant or equipment" or similar items reflected in the statement of cash flows of such Person.

               "Capital Lease", as applied to any Person, shall mean any lease of any property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

               "Capital Stock" shall mean (i) with respect to corporate stock, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) corporate stock, including without limitation, any Preferred Stock or (ii) with respect to any other evidence of beneficial ownership of any entity which is not a corporation, any and all partnership interests or any other equity interests or evidences of beneficial ownership, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) a partnership interest or other equity interest or evidence of beneficial ownership.

               "Cases" shall mean, collectively, those cases initiated on March 13, 2002 under which each of the Credit Parties is a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code.

               "Cash Collateral Account" shall have the meaning given to such term in Section 11.1 hereof.

               "Cash Equivalents" shall mean any of the following: (i) full faith and credit obligations of the United States of America, or fully guaranteed as to interest and principal by the full faith and credit of the United States of America, maturing in not more than one year from the date such investment is made; (ii) time deposits and certificates of deposit having a final maturity of not more than one year after the date of issuance thereof of any commercial bank incorporated under the laws of the United States of America or any state thereof or the District of Columbia, which bank is a member of the Federal Reserve System and has a combined capital and surplus of not less than $1,000,000,000.00 and with a senior unsecured debt credit rating of at least "A" by Moody's or "A" by S&P; (iii) commercial paper of companies, banks, trust companies or national banking associations incorporated or doing business under the laws of the United States of America or one of the States thereof, in each case having a remaining term until maturity of not more than one hundred eighty
(180) days from the date such investment is made and rated at least P-1 by Moody's or at least A-1 by S&P; (iv) repurchase agreements with any financial institution having combined capital and surplus of not less than $1,000,000,000.00 with a term of not more than seven (7) days for underlying securities of the type referred to in clause (i) above; and (v) money market funds which invest primarily in the Cash Equivalents set forth in the preceding clauses (i) - (iv).

               "Change in Control" shall mean (i) any Person, Affiliated Group or group (such term being used as defined in the Securities Exchange Act of 1934, as amended), other than a Person who is a Lender or an Affiliated Group or group of which any Person is a Lender, acquiring ownership or control after the date hereof in excess of 40% of equity securities having voting power to vote in the election of the Board of Directors of the Borrower either on a fully diluted basis or based solely on the voting stock then outstanding, (ii) if at any time, individuals who at the date hereof constituted the Board of Directors of the Borrower (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Borrower, as the case may be, was approved by a vote of the majority of the directors then still in office who were either directors at the date hereof or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Borrower then in office,
(iii) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Borrower to any Person or (iv) the adoption of a plan relating to the liquidation or dissolution of the Borrower.


               "Closing Date" shall mean the date on which the conditions precedent set forth in Section 4.1 hereof have been satisfied or waived.

               "Code" shall mean the Internal Revenue Code of 1986, as heretofore and hereafter amended, as codified at 26 U.S.C.ss. 1 et seq., and the applicable regulations promulgated thereunder, or any successor provision thereto.

               "Collateral" shall mean with respect to each Credit Party, all of such Credit Party's right, title and interest in and to (i) all personal property, tangible and intangible, wherever located or situated and whether now owned, presently existing or hereafter acquired or created, including but not limited to, all goods, accounts, accounts receivable (other than accounts receivable actually sold in a factoring transaction permitted pursuant to
Section 6.7 hereof), instruments, intercompany obligations, contract rights, partnership and joint venture interests, interests in limited liability companies, interests in trusts (including, without limitation, the Altamira Trust and the Altamira Trust Agreement) documents, chattel paper, electronic chattel paper, general intangibles, goodwill, equipment, machinery, inventory, investment property, copyrights, trademarks, trade names, patents, insurance proceeds, cash, deposit accounts, letter of credit rights, supporting obligations, fixtures and the Pledged Securities, and any proceeds or products of, income from, any of the foregoing, in any form, including, without limitation, any claims against third parties for loss or damage to or destruction of any or all of the foregoing; (ii) all books, records, ledger cards, computer tapes and diskettes wherever located, related to the Collateral described in clause (i) or (iii) of this definition or any of the Real Property Assets; and (iii) the Pledged Collateral.


               "Collateral Agent" shall mean Wachovia Bank, National Association in its capacity as collateral agent for the Lenders hereunder or such successor Collateral Agent as may be appointed pursuant to Section 12.12 hereof.

               "Commitment" shall mean the commitment of each Lender to make Loans to the Borrower and to participate in Letters of Credit from the Initial Date applicable to such Lender through the Commitment Termination Date up to an aggregate principal amount, at any one time, not in excess of the amount set forth (i) under such Lender's name opposite the column entitled "Commitment" on the signature pages hereto or (ii) in any applicable Assignment and Acceptance(s) to which it may be a party, as the case may be, as such amount may be reduced from time to time in accordance with the terms of this Credit Agreement.

               "Commitment Fee" shall have the meaning given to such term in
Section 2.6 hereof.

               "Commitment Termination Date" shall mean the earlier of (i) the Loan Maturity Date, (ii) the date on which the Total Commitment shall terminate in accordance with Section 2.7 or Article 7 hereof and (iii) any anniversary of the Closing Date on or with respect to which the Borrower has not paid the Renewal Fee.

               "Concentration Accounts" shall mean the concentration accounts established by the Credit Parties for deposit of all collections on Accounts as set forth on Schedule 8.3(b) hereto.

               "Consolidated EBITDA" shall mean, for any period, all as determined in accordance with GAAP, the consolidated net income (or net loss) of the Borrower and its Consolidated Subsidiaries for such period, plus (a) the sum of (i) depreciation expense, (ii) amortization expense, (iii) other non-cash expenses, (iv) consolidated federal, state and local income tax expense, (v) Consolidated Interest Expense, (vi) extraordinary losses, (vii) any non-recurring charge or restructuring charge which in accordance with GAAP has been deducted in the calculation of operating income and (viii) the cumulative effect of any change in accounting principles as shown on the Borrower's consolidated statement of income for such period less (b) extraordinary gains plus or minus (c) the amount of cash received or expended in such period in respect of any amount which, under clause (vii) above, was taken into account in determining Consolidated EBITDA for such or any prior period.

               "Consolidated Fixed Charge Coverage Ratio" shall mean, at any date for which such ratio is to be determined, the ratio of Consolidated EBITDA for the Rolling Four Quarter period ended on such date to the sum of the following for such period: (x) Consolidated Interest Expense plus (y) Capital Expenditures plus (z) scheduled principal payments on all Indebtedness of the Borrower and its Consolidated Subsidiaries, including, without limitation, any Indebtedness under any Loans and the Notes; provided that (i) with respect to the first quarter of Borrower's fiscal year 2003, in calculating such ratio, each of Consolidated EBITDA, Consolidated Interest Expense, Capital Expenditures and scheduled principal payments will be determined for such quarter on an annualized basis, (ii) with respect to the second quarter of Borrower's fiscal year 2003, in calculating such ratio, each of Consolidated EBITDA, Consolidated Interest Expense, Capital Expenditures and scheduled principal payments will be determined for the first two quarters of such fiscal year on an annualized basis and (iii) with respect to the third quarter of Borrower's fiscal year 2003, in calculating such ratio, each of Consolidated EBITDA, Consolidated Interest Expense, Capital Expenditures and scheduled principal payments will be determined for the first three quarters of such fiscal year on an annualized basis.

               "Consolidated Interest Expense" shall mean, for any period, the gross interest expense, whether paid or accrued (including the interest component of Capital Lease obligations) of the Borrower and its Consolidated Subsidiaries on a consolidated basis for such period, including, without limitation or duplication, (i) interest expense in respect of the Loans and all other outstanding Indebtedness, (ii) amortization of the discount or issuance cost of any Indebtedness (including, without limitation, any original issue discount attributable to any issuance of debt securities), (iii) commissions, discounts and other fees and charges payable in connection with letters of credit, (iv) net payments payable in connection with all Interest Rate Protection Agreements (including amortization of any discount) and (v) any interest which is capitalized, all as determined in conformity with GAAP.

               "Consolidated Net Income" shall mean, for any period for which such amount is being determined, the net income or loss of the Borrower and its Consolidated Subsidiaries during such period determined on a consolidated basis for such period taken as a single accounting period in accordance with GAAP; provided, that (i) there shall be excluded (x) the income (or loss) of any Person (other than a Consolidated Subsidiary) in which the Borrower or any of its Consolidated Subsidiaries has an equity investment or comparable interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of its Consolidated Subsidiaries by such Person during such period and (y) the income of any Consolidated Subsidiary to the extent that the declaration or payment of dividends or similar distributions by that Consolidated Subsidiary of its income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Consolidated Subsidiary; and (ii) there shall be included or excluded (as applicable) on a Pro Forma Basis the income (or loss) of any Person which becomes a Consolidated Subsidiary of the Borrower, is merged into or consolidated with the Borrower or any of its Consolidated Subsidiaries or assets are acquired or sold or otherwise disposed of by the Borrower or any of its Consolidated Subsidiaries during such period.

               "Consolidated Net Indebtedness" shall mean Total Funded Debt minus any cash or Cash Equivalents reflected on the balance sheets of the Borrower and its Consolidated Subsidiaries in excess of $5,000,000.

               "Consolidated Subsidiaries" shall mean all Subsidiaries of a Person which are required or permitted to be consolidated with such Person for financial reporting purposes in accordance with GAAP (other than any Subsidiary which is an asset of the Altamira Trust).

               "Consolidated Tangible Net Worth" shall mean at any date of determination, the sum of the capital stock and additional paid-in capital plus retained earnings (or minus accumulated deficit) of the Borrower and its Consolidated Subsidiaries on a consolidated after-tax basis determined in accordance with GAAP, minus the sum of the value, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries, prepared in accordance with GAAP, of:

                     (a) All assets which would be treated as intangible assets for balance sheet presentation purposes under GAAP, including without limitation goodwill (whether representing the excess of cost over book value of assets acquired, or otherwise), trademarks, tradenames, copyrights, patents and technologies, and unamortized debt discount and expense;

                     (b) To the extent not included in clause (a) of this definition, any amount at which shares of the capital stock of the Borrower and its Consolidated Subsidiaries appear as an asset on the balance sheet of the Borrower and its Consolidated Subsidiaries;

                     (c) Loans or advances to stockholders, directors, officers or employees; and

                     (d) To the extent not included in clause (a) of this definition, deferred expenses.

               "Contribution Agreement" shall mean a contribution agreement among the Credit Parties, substantially in the form of Exhibit H hereto, as such agreement may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time.

               "Credit Agreement" shall have the meaning given to such term in the initial paragraph of this agreement.

               "Credit and Collection Policy" shall mean those credit and collection policies and practices of the Borrower and each other Credit Party relating to Accounts in existence on the date hereof and as modified in compliance with Section 6.20.

               "Credit Exposure" shall mean, with respect to any Lender, an amount equal to (i) the aggregate principal amount of outstanding Loans owed to such Lender hereunder, plus (ii) such Lender's pro rata share of any L/C Exposure (if applicable), plus (iii) the unused amount of the Commitment of such Lender then in effect.

               "Credit Memo Account" shall mean an Account with respect to which the Account Debtor has provided notification to a Credit Party with respect to an asserted non-cash reduction relating to such account as a result of, among other things, a billing error, mark-down allowance or returned product, to the extent of the amount of such asserted non-cash reduction.

               "Credit Memo Lag Reserve" shall mean, on any date, an amount equal to (i) the aggregate balance of all Credit Memo Accounts for the twelve month period ending on such date, divided by 360; multiplied by (ii) 49 (which number is intended to represent an approximate average of the number of days in excess of 30 days that elapse from the creation of a Credit Memo Account until the issuance of a credit memo by a Credit Party, and which number shall be subject to review and modification by the Administrative Agent from time to time as set forth in Section 5.1m).

               "Credit Party" shall mean the Borrower and each of the Guarantors.

               "Debtor Relief Laws" shall mean the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States of America or other applicable jurisdictions from time to time in effect affecting the rights of creditors generally.

               "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

               "Defaulting Lender" shall mean, at any time, any Lender which shall not have theretofore made available to the Administrative Agent or the Issuing Bank, as applicable, any amounts required to be made available by such Lender hereunder or otherwise failed to pay any obligation owing by such Lender pursuant to this Credit Agreement.

               "Dilution Percentage" shall mean, on any date, expressed as a percentage, the total of all non-cash credits or reductions of the Credit Party's accounts receivable for the last twelve months (calculated on a rolling basis monthly) divided by gross sales for the same period.

               "Dilution Reserve" shall mean, on any date, (a) the Dilution Percentage minus 5%, multiplied by (b) gross sales for any period of measurement (to the extent non-negative).

               "DIP Facility" shall mean: the Revolving Credit and Guaranty Agreement, dated as of March 13, 2002, among Guilford Mills, Inc., debtor and debtor-in-possession, as borrower, the subsidiaries of the borrower named therein, each a debtor and debtor-in-possession, as guarantors, the lenders named therein and Wachovia Bank, National Association (formerly known as First Union National Bank) as Administrative Agent, Documentation Agent, Collateral Agent, Book Manager and Lead Manager, as amended by (i) that certain First Amendment to Revolving Credit and Guaranty Agreement dated as of April 2, 2002,
(ii) that certain Second Amendment to Revolving Credit and Guaranty Agreement dated as of April 23, 2002, (iii) that certain Third Amendment to Revolving Credit and Guaranty Agreement dated as of April 23, 2002, (iv) that certain Fourth Amendment to Revolving Credit and Guaranty Agreement dated as of April 29, 2002 and (v) that certain Fifth Amendment to Revolving Credit and Guaranty Agreement dated as of May 8, 2002.

                     "Discontinued Operations Trust" shall mean the trust created on the Effective Date and governed by the Discontinued Operations Trust Agreement.

               "Discontinued Operations Trust Agreement" shall mean the Agreement and Declaration of Trust dated as of October 1, 2002 by and between the Borrower and Wilmington Trust Company, as trustee.

               "Discontinued Operations Trust Assets" shall mean the assets of the Borrower and certain of its Subsidiaries transferred to the Discontinued Operations Trust pursuant to the Discontinued Operations Trust Agreement.

               "Dollars" and "$" shall mean lawful money of the United States of America.

               "Effective Date" shall mean the "Effective Date" under and as defined in the Plan of Reorganization.

               "Eligible Accounts Receivable" shall mean, at the time of any determination, the gross outstanding balance at such time, determined in accordance with GAAP and stated on a basis consistent with the historical practices of the applicable Credit Party as of the date hereof, of Accounts of the applicable Credit Party less, as applicable and without duplication, the aggregate amount of (i) all accrued rebates, (ii) all trade discounts, (iii) all finance charges, late fees and other fees that are unearned, (iv) all reserves for service fees and such other fees or commissions or similar amounts that the applicable Credit Party has agreed to pay, (v) all cash received in respect of Accounts but not yet applied by the applicable Credit Party to reduce the amount of the Accounts and (vi) any Account deemed ineligible for inclusion in the calculation of the Borrowing Base pursuant to any of clauses (a) through (t) below or otherwise deemed by the Administrative Agent in its reasonable discretion to be ineligible for inclusion in the calculation of the Borrowing Base. Without limiting the foregoing, to qualify as an Eligible Account Receivable, an Account shall indicate as sole payee and as sole remittance party a Credit Party. Standards of eligibility may be fixed from time to time solely by the Administrative Agent in the exercise of its reasonable discretion, with any changes in such standards to be effective five (5) days after delivery of notice thereof to the Borrower. Unless otherwise approved from time to time in writing by the Administrative Agent, the following shall not be included in Eligible Accounts Receivable:

               (a) any Account for which a Credit Party does not have sole lawful and absolute title;

               (b) any Account that arises out of a sale made by a Credit Party to an employee, officer, agent, director, stockholder, or affiliate of such Credit Party;

               (c) any Account for which the Account Debtor (i) is a creditor of the applicable Credit Party, (ii) has or has asserted a right of set-off against the applicable Credit Party (unless such Account Debtor has entered into a written agreement reasonably acceptable to the Agent to waive such set-off rights) or (iii) has disputed its liability (whether by chargeback or otherwise) or made any asserted or unasserted claim (of which a Credit Party has actual or constructive notice) with respect to the Account or any other Account of the applicable Credit Party which has not been resolved, in each case, without duplication, to the extent of the amount owed by such applicable Credit Party to the Account Debtor, the amount of such actual or asserted right of set-off, or the amount of such dispute or claim, as the case may be (without duplication for non-cash credits taken into consideration in calculating Dilution Percentage);

               (d) any Account for which the Account Debtor is insolvent or the subject of any bankruptcy case or insolvency proceeding of any kind (other than postpetition accounts payable of an Account Debtor that is a debtor-in-possession under the Bankruptcy Code and acceptable to the Administrative Agent);

               (e) any Account that is not payable in Dollars or with respect to which the Account Debtor is either not incorporated or organized under the laws of the United States of America, any state thereof or the District of Columbia or is located, domiciled or has its principal place of business or substantially all of its assets outside the United States, with the exception of Canada (except to the extent such Account is supported by an irrevocable letter of credit or credit insurance issued by an institution acceptable to the Administrative Agent in its reasonable discretion, which credit insurance names the Administrative Agent as a loss payee);

               (f) any Account with respect to which the sale to the Account Debtor is on a delayed shipment (or bill and hold) basis (provided that following shipment, the related Account shall not be excluded from Eligible Accounts Receivable solely as a result of this clause), guaranteed sale, sale-and-return, ship-and-return, sale on approval, extended terms or consignment or other similar basis or made pursuant to any other agreement providing for repurchase or return of any merchandise which has been claimed to be defective or otherwise unsatisfactory;

               (g) any Account with respect to which the goods giving rise to such Account have not been shipped and title has not been transferred to the Account Debtor, or the Account represents a progress-billing or otherwise does not represent a completed sale; for purposes hereof, "progress-billing" means any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the Account Debtor's obligation to pay such invoice is conditioned upon the applicable Credit Party's completion of any further performance under the contract or agreement;

               (h) any Account that does not comply in all material respects with the requirements of all applicable laws and regulations, whether Federal, state or local, including without limitation the Federal Consumer Credit Protection Act, the Federal Truth in Lending Act and Regulation Z of the Board;

               (i) any Account that is subject to any adverse security deposit, retainage or other similar advance made by or for the benefit of the Account Debtor, in each case to the extent thereof;

               (j) any Account that is unpaid more than 60 days from the original due date;

               (k) any Account that was not paid in full, and with respect to which the applicable Credit Party created a new receivable for the unpaid portion of the Account, without the agreement of the customer, including without limitation chargebacks, debit memos and other adjustments for unauthorized deductions;

               (l) all Accounts of an Account Debtor where more than 50% of all Accounts of such Account Debtor are unpaid more than 60 days from the original due date;

               (m) any Account that has a payment term that is greater than 90 days;

               (n) any Account that (i) is not subject to a valid and perfected first priority Lien in favor of the Collateral Agent for the benefit of the Lenders, (ii) is subject to a Lien other than the Liens (if any) permitted by the Loan Documents, or (iii) does not otherwise conform in all material respects to the representations and warranties contained in the Loan Documents relating to Accounts;

               (o) any Account that is a factored receivable or is otherwise subject to a lien in favor of a factor pursuant to a factoring agreement;

               (p) any Account with respect to which a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason for all or any part of such Account;

               (q) any Account that has been written off the books of the applicable Credit Party or has been otherwise designated as uncollectible;

               (r) any Account whose inclusion as an Eligible Account Receivable would cause the aggregate amount of the Eligible Accounts Receivable of a particular Account Debtor to exceed 15% of the total Eligible Accounts Receivable;

               (s) any Account that is a non-trade Account, or relates to payments for interest; or

               (t) any amounts represented by the negative balances included in any Account described in clause (j) above.

               "Eligible Assignee" shall mean (i) any Lender, any Affiliate of any Lender (which, for purposes of this definition, shall include any investment or similar fund that is owned, managed or controlled by such Lender) or (ii) any commercial bank, insurance company, investment or mutual fund or other entity that is an "accredited investor" (as defined in Regulation D under the Securities Act) and which extends credit, buys loans and is in the business of lending as one of its businesses; provided, that no Affiliate of the Borrower shall be an Eligible Assignee (other than an Affiliate of the Borrower who is also a Lender as of the date hereof).

               "Eligible Finished Goods" shall mean, on any date, Eligible Inventory defined as Finished Goods by the applicable Credit Party on such date as shown on the applicable Credit Party's perpetual inventory records in accordance with its current and historical accounting practices.

               "Eligible Inventory" shall mean, at the time of any determination thereof, without duplication, the Inventory Value of the Credit Parties at the time of such determination that is not ineligible for inclusion in the calculation of the Borrowing Base pursuant to any of clauses (a) through (l) below, minus any Inventory otherwise deemed by the Agent in its reasonable discretion to be ineligible for inclusion in the calculation of the Borrowing Base. Without limiting the foregoing, to qualify as "Eligible Inventory" no person other than a Credit Party shall have any direct or indirect ownership, interest or title to such Inventory and no person other than a Credit Party shall be indicated on any purchase order or invoice with respect to such Inventory as having or purporting to have an interest therein. Standards of eligibility may be altered from time to time solely by the Administrative Agent in the exercise of its reasonable judgment, with any changes in such standards to be effective 5 days after delivery of notice thereof to the Borrower. Unless otherwise from time to time approved in writing by the Administrative Agent, no Inventory shall be deemed Eligible Inventory if, without duplication:

               (a) a Credit Party does not have sole and good, valid and unencumbered title thereto (except for permitted liens);

               (b) it is not located in the United States;

               (c) it is not located on property owned or leased by a Credit Party or, if located in a third party warehouse, a valid landlord waiver satisfactory in form and substance to the Administrative Agent is not in full force or effect;

               (d) it is supplies, packing or shipping materials, cartons, repair parts, labels or miscellaneous spare parts, dyes or chemicals;

               (e) it is not subject to a valid and perfected first priority lien in favor of the Collateral Agent for the benefit of the Lenders;

               (f) it is Inventory that is deemed to be greater than one year old;

               (g) it is consigned or at a customer location but still accounted for in applicable Credit Party's perpetual inventory balance;

               (h) it is Inventory which is being processed offsite at a third party location or an outside processor in which a valid waiver with each processor satisfactory in form and substance to the Administrative Agent is not in full force or effect, or is in transit to or from the said third party location or outside processor;

               (i) it is identified as overstock by the applicable Credit Party;

               (j) it is in-transit to or from a foreign location, or is part of a bill and hold arrangement from a vendor, which has not yet been received into a facility owned or operated by a Credit Party;

               (k) it is Inventory used as a sample or prototype; or

               (l) it is Inventory which is recognized as damaged, off quality, or not to customer specifications by the applicable Credit Party or in any way not first-quality inventory.

               "Eligible Raw Materials" shall mean, on any date, Eligible Inventory defined as Raw Materials of a Credit Party on such date as shown on the applicable Credit Party's perpetual inventory records in accordance with its current and historical accounting practices.

               "Eligible Work-in-Process" shall mean, on any date, Eligible Inventory defined as Work-in-Process of a Credit Party on such date as shown on the applicable Credit Party's perpetual inventory records in accordance with its current and historical accounting practices.

               "Environment" shall mean any surface or subsurface water, groundwater, water vapor, surface or subsurface land, air and all other natural resources.

               "Environmental Claim" shall mean any and all administrative or judicial actions, suits, orders, claims, liens, notices, notices of violations, investigations, complaints, requests for information, proceedings, or other written communication, whether criminal or civil, pursuant to or relating to any applicable Environmental Law by any Person (including, but not limited to, any Governmental Authority, private person and citizens' group) based upon, alleging, asserting, or claiming any actual or potential (i) violation of or liability under any Environmental Law, (ii) violation of any Environmental Permit, or (iii) liability for investigatory costs, cleanup costs, removal costs, remedial costs, response costs, natural resource damages, damage, property damage, personal injury, fines, or penalties arising out of, based on, resulting from, or related to the presence, Release or threatened Release into the Environment of any Hazardous Materials at any location, including, but not limited to, any Premises or any location other than any Premises to which Hazardous Materials or materials containing Hazardous Materials were sent for handling, storage, treatment, or disposal.

               "Environmental Clean-up Site" shall mean any location which is listed or formally proposed for listing on the National Priorities List, the Comprehensive Environmental Response, Compensation and Liability Information System, or on any similar state list of sites requiring investigation or cleanup.

               "Environmental Laws" shall mean any and all applicable federal, state, local or municipal or foreign laws, rules, orders, regulations, statutes, ordinances, codes, common law doctrines, decrees, binding agreements or consent decrees entered into or issued by a Governmental Authority or requirements of any Governmental Authority regulating, relating to, or imposing liability or standards of conduct concerning, any Hazardous Material or environmental protection or worker health and safety, as now or at any time hereafter in effect, including without limitation, any applicable provisions of the Clean Water Act also known as the Federal Water Pollution Control Act ("FWPCA"), 33 U.S.C.ss.1251 et seq., the Clean Air Act ("CAA"), 42 U.S.C.ss.ss.7401 et seq., the Federal Insecticide, Fungicide and Rodenticide Act ("FIFRA"), 7 U.S.C.ss.ss. 136 et seq., the Surface Mining Control and Reclamation Act ("SMCRA"), 30 U.S.C.ss.ss.1201 et seq., the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C.ss.9601 et seq., the Superfund Amendment and Reauthorization Act of 1986 ("SARA"), Public Law 99-499, 100 Stat. 1613, the Emergency Planning and Community Right to Know Act ("ECPCRKA"), 42 U.S.C.ss.11001 et seq., the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C.ss.6901 et seq., the Occupational Safety and Health Act as amended ("OSHA"), 29 U.S.C.ss.651 et seq., together, in each case, with any amendment thereto, and the regulations adopted thereunder.

               "Environmental Permit" shall mean any federal, state, local, provincial, or foreign permits, licenses, approvals, consents or authorizations required for the ownership or operations of the Borrower by any Governmental Authority under or in connection with any Environmental Law and includes any and all orders, consent orders or binding agreements issued or entered into by a Governmental Authority under any applicable Environmental Law.

               "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as heretofore and hereafter amended, as codified at 29 U.S.C. ss. 1001 et seq., and applicable regulations promulgated thereunder, or any successor provision thereto.

               "ERISA Affiliate" shall mean each Person (as defined in Section 3(9) of ERISA) which is treated as a single employer with any Credit Party under
Section 414(b), (c), (m) or (o) of the Code.

               "Eurodollar Loan" shall mean a Loan based on the LIBO Rate in accordance with the provisions of Article 2 hereof.

               "Event of Default" shall have the meaning given to such term in
Article 7 hereof.

               "Excess" shall have the meaning given to such term in Section 2.9(a) hereof.

               "Facility Termination Date" shall mean the date on which all of the Obligations have been indefeasibly paid in full in cash, the Commitment Termination Date has occurred and all Letters of Credit shall have expired or been terminated, canceled or cash collateralized in an amount equal to 105% of the then current L/C Exposure.

               "Federal Funds Rate" shall have the meaning given to such term in the definition of "Base Rate" set forth in this Article 1.

               "Fee Letter" shall mean that certain letter agreement, dated as of September 23, 2002, between the Borrower and the Administrative Agent, relating to the payment of certain fees, as such letter agreement may be amended, modified or supplemented from time to time by a written instrument executed by the parties thereto.

               "Fees" shall mean all fees payable pursuant to the Fee Letters and pursuant to the terms of this Credit Agreement.

               "Final Order" shall mean an order of the Bankruptcy Court not subject to a stay pending appeal.

               "Finished Goods" shall mean completed goods which require no additional processing, to be sold in the ordinary course of business.

               "Fundamental Documents" shall mean this Credit Agreement, any note issued to evidence any Loan hereunder, any Letter of Credit, any Mortgage, the Contribution Agreement, the Patent Security Agreement, the Intercreditor Agreement, UCC financing statements, the Fee Letters and any other documentation which is required to be or is otherwise executed by any Credit Party and delivered to the Administrative Agent, the Collateral Agent or the Lenders in connection with this Credit Agreement or any of the documents listed above, other than (i) the Note Agreement, (ii) the A-Advanced Guaranty and (iii) the Subordinated Security Agreement.

               "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time, consistently applied (except for accounting changes in response to FASB releases, or other authoritative pronouncements); provided, however, that for purposes of determining compliance with any covenant set forth in Article 6 hereof, GAAP shall mean generally accepted accounting principles in the United States of America as in effect on the Closing Date, applied on a basis consistent with the application used in the financial statements referred to in Section 3.6 hereof.

               "Governmental Authority" shall mean any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, or any court, in each case whether of the United States or any foreign jurisdiction.

               "Guarantors" shall mean the guarantors signatory hereto as of the date hereof and any other direct or indirect Subsidiary of a Credit Party acquired or created after the date hereof, which Subsidiary becomes a signatory to this Credit Agreement as a Guarantor as required by Section 5.12 hereof.

               "Guaranty" shall mean, as to any Person, any direct or indirect obligation of such Person guaranteeing or intending to guarantee, or otherwise providing credit support, for any Indebtedness, Capital Lease, dividend or other monetary obligation ("primary obligation") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, by contract, as a general partner or otherwise, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor,
(b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, or (c) to purchase property, securities or services from the primary obligor or other Person, in each case, primarily for the purpose of assuring the performance of the primary obligor of any such primary obligation or assuring the owner of any such primary obligation of the repayment of such primary obligation. The amount of any Guaranty shall be deemed to be an amount equal to (x) the stated or determinable amount of the primary obligation in respect of which such Guaranty is made (or, if the amount of such primary obligation is not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder)) or (y) the stated maximum liability under such Guaranty, whichever is less.

               "Guilford Automotive" shall mean the automotive division of the Borrower and the other Credit Parties.

               "Guilford Fibers" shall mean the fibers division of the Borrower and the other Credit Parties.

               "Guilford Technical Textile" shall mean the technical textile division of the Borrower and the other Credit Parties.

               "Hazardous Materials" shall mean any chemicals, materials, substances or wastes in any amount or concentration which are now or hereafter become defined as or included in the definition of "hazardous substances," "hazardous materials," "hazardous wastes," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "pollutants," "regulated substances," "insecticides," "fungicides", "rodenticides", or "contaminants" or words of similar import, under any Environmental Law, including petroleum, petroleum hydrocarbons or petroleum products, petroleum by-products, radioactive materials, asbestos or asbestos-containing materials, gasoline, diesel fuel, pesticides, radon, urea formaldehyde, lead or lead-containing materials, polychlorinated biphenyls.

               "Hillco Appraisal" shall mean the appraisal of the Inventory of the Credit Parties to be completed by Hillco Appraisal Services, LLC on or after the Closing Date.

               "Indebtedness" shall mean (without double counting), at any time and with respect to any Person, (i) indebtedness of such Person for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase price of property or services purchased (other than amounts constituting trade payables arising in the ordinary course of business and payable in accordance with customary trading terms not in excess of 90 days);

(ii) all indebtedness of such Person evidenced by a note, bond, debenture or similar instrument (whether or not disbursed in full in the case of a construction loan); (iii) indebtedness of others which such Person has directly or indirectly assumed or guaranteed or otherwise provided credit support therefor; (iv) indebtedness of others secured by a Lien on assets of such Person, whether or not such Person shall have assumed such indebtedness (provided, that if such Person has not assumed such indebtedness of another Person then the amount of indebtedness of such Person pursuant to this clause
(iv) for purposes of this Credit Agreement shall be equal to the lesser of the amount of the indebtedness of the other Person or the fair market value of the assets of such Person which secures such other indebtedness); (v) obligations of such Person in respect of letters of credit, acceptance facilities, or drafts or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (vi) any Guaranty by such Person; (vii) obligations of such Person under Capital Leases; (viii) all obligations of such Person under any Interest Rate Protection Agreement; (ix) deferred payment obligations of such Person resulting from the adjudication or settlement of any litigation and (x) all advances made to any Credit Party by a factor pursuant to a factoring arrangement permitted under Section 6.1(g) (including, without limitation, pursuant to any factoring arrangement pursuant to which any Accounts are sold to a factor).

               "Initial Date" shall mean (i) in the case of the Administrative Agent, the Collateral Agent and the Issuing Bank, the Closing Date, (ii) in the case of each Lender which is an original party to this Credit Agreement, the Closing Date and (iii) in the case of any other Lender, the effective date of the Assignment and Acceptance pursuant to which it became a Lender.

               "Instrument of Assumption and Joinder" shall mean an Assumption and Joinder Agreement substantially in the form of Exhibit C hereto.

               "Intercreditor Agreement" shall mean the Intercreditor and Collateral Agency Agreement executed by the Collateral Agent, the Administrative Agent, the Noteholders and Wachovia (in its individual capacity, substantially in the form of Exhibit G hereto.

               "Interest Deficit" shall have the meaning given to such term in
Section 2.16 hereof.

               "Interest Payment Date" shall mean (i) as to any Base Rate Loan, the last Business Day of each March, June, September and December (commencing the last Business Day of December 2002 and (ii) as to any Eurodollar Loan the last day of the applicable Interest Period.

               "Interest Period" shall mean as to any Eurodollar Loan, the period commencing on the date such Loan is made, continued or converted or the last day of the preceding Interest Period and ending on the numerically corresponding day (or if there is no corresponding day, then the last day) in the calendar month that is one or three months thereafter as the Borrower may elect; provided, however, that (i) if any Interest Period would end on a day which shall not be a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless such next succeeding Business Day would fall in the next calendar month, in which case, such Interest Period shall end on the next preceding Business Day, (ii) no Interest Period with respect to a Loan constituting a Eurodollar Loan may be selected which would end later than the Maturity Date or the Commitment Termination Date and, (iii) interest shall accrue from and including the first day of such Interest Period to but excluding the last date of such Interest Period.

               "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, synthetic cap, collar or floor or other financial agreement or arrangement designed to manage interest rates.

               "Interest Rate Type" shall have the meaning given to such term in
Section 2.3 hereof.

               "Inventory" shall mean all Raw Materials, Work-in-Process and Finished Goods held by a Credit Party in the normal course of business.

               "Inventory Reserves" shall mean, as to Inventory defined as Raw Materials, Work-in-Process or Finished Goods of a Credit Party, the sum of the following (as to such applicable category of Inventory):

                     (a) a reserve for shrink, or discrepancies that arise pertaining to Inventory quantities on hand between the applicable Credit Party's perpetual accounting system and physical counts of the Inventory, which will be equal to the greater of 1% or the results of the last physical count with the variance expressed as a percentage, for Raw Materials, Work-in-Process and Finished Goods, respectively;

                     (b) a reserve for Inventory that is discontinued; and

                     (c) any other reserve as deemed appropriate by the Administrative Agent in its sole discretion exercised reasonably, from time to time.

               "Inventory Value" of any Inventory shall mean at the time of any determination thereof the standard cost carried on the perpetual records of the applicable Credit Party in accordance with their current and historical accounting practices, in Dollars, determined in accordance with the standard cost method of accounting less (i) any markup on Inventory from an Affiliate and
(ii) in the event variances under the standard cost method (a) are capitalized, favorable variances shall be deducted from Eligible Inventory, and unfavorable variances shall not be added to Eligible Inventory and (b) are expensed, a reserve shall be determined as appropriate in order to adjust the standard cost of Eligible Inventory to approximate actual cost.

               "Investment" shall mean any stock, evidence of indebtedness or other security of any Person, any loan, advance, contribution of capital, extension of credit or written commitment therefor (including, without limitation, the Guaranty of loans made to others, but excluding current trade and customer accounts receivable arising in the ordinary course of business and payable in accordance with customary trading terms in the ordinary course of business or periodic payments made pursuant to settlements for satisfaction of outstanding Accounts entered into in the ordinary course of business), and any purchase of (i) any security of another Person or (ii) a line of business, or all or substantially all of the assets, of any Person or any commitment to make any such purchase.

               "Issuing Bank" shall mean Wachovia or any other Lender which agrees to serve as issuer of Letters of Credit hereunder.

               "Joint Venture" shall mean any Person (other than a wholly owned Subsidiary of a Credit Party) in which an equity interest is, at the time any determination is being made, owned or controlled by a Credit Party as permitted by this Credit Agreement.

               "L/C Collateralization Deposit" shall have the meaning given to such term in Section 2.9(a) hereof.

               "L/C Exposure" shall mean, at any time, the amount expressed in Dollars of the aggregate face amount of all drafts which may then or thereafter be presented by beneficiaries under all Letters of Credit then outstanding plus (without duplication), the face amount of all drafts which have been presented or accepted under all Letters of Credit but have not yet been paid or have been paid but not reimbursed, whether directly or from the proceeds of a Loan hereunder.

               "Lender" and "Lenders" shall mean the financial institutions whose names appear on the signature pages hereof and any assignee of a Lender pursuant to Section 13.3 hereof and their respective successors.

               "Lending Office" shall mean, with respect to any of the Lenders, the branch or branches (or Affiliate or Affiliates) from which such Lender's Eurodollar Loans or Base Rate Loans, as the case may be, are made or maintained and for the account of which all payments of principal of, and interest on, such Lender's Eurodollar Loans or Base Rate Loans are made, as notified to the Administrative Agent from time to time.

               "Letter of Credit" shall mean a standby letter of credit issued by the Issuing Bank pursuant to Section 2.19 hereof.

               "Letter of Credit Fees" shall mean the fees payable in respect of Letters of Credit pursuant to Section 2.19 hereof.

               "LIBO Rate" shall mean, with respect to any Borrowing consisting of Eurodollar Loans for any Interest Period, the rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) appearing on Telerate Page 3750 (or on any successor page) as the London interbank offered rate for deposits in dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the commencement of such Interest Period with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Borrowing of Eurodollar Loans for such Interest Period shall be the rate per annum at which, as determined by the Administrative Agent, dollars in an amount comparable to the amount of such Borrowing are being offered to leading banks at approximately 11:00 a.m. (London time) two (2) Business Days prior to the commencement of the applicable Interest Period for settlement in immediately available funds by leading banks in the London interbank market for a period equal to the Interest Period selected.

               "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind whatsoever (including, without limitation, any conditional sale or other title retention agreement, any agreement to grant a security interest at a future date, any lease in the nature of security, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code of any jurisdiction).

               "Loan Maturity Date" shall mean the third anniversary of the Closing Date.

               "Loans" shall have the meaning given to such term in Section 2.1 hereof

               "Margin Stock" shall be as defined in Regulation U of the Board.

               "Material Adverse Effect" shall mean any event or condition that
(i) has a material adverse effect on the business, assets, properties, performance, operations, condition (financial or otherwise) or prospects of the Borrower, Guilford Automotive or the Credit Parties taken as a whole, (ii) materially impairs the ability of the Borrower, Guilford Automotive or the Credit Parties taken as a whole to perform their respective obligations under any Fundamental Document to which they are or will be a party or (iii) materially and adversely affects the Liens granted to the Collateral Agent (for the benefit of Secured Parties) or materially impairs the validity or enforceability of, or materially impairs the rights, remedies or benefits available to the Collateral Agent or the Secured Parties; provided, however, that any event or condition will be deemed to have a "Material Adverse Effect" if such event or condition when taken together with all other events and conditions occurring or in existence at such time (including all other events and conditions which, but for the fact that a representation, warranty or covenant is subject to a "Material Adverse Effect" exception, would cause such representation or warranty contained herein to be untrue or such covenant to be breached) would result in a "Material Adverse Effect", even though, individually, such event or condition would not do so.

               "Maximum Credit Amount" shall mean as of any date of determination, the lesser of (i) the Total Commitment and (ii) the Borrowing Base.

               "Moody's" shall mean Moody's Investors Service, Inc. or if such company shall cease to issue ratings, another nationally recognized statistical rating company selected in good faith by mutual agreement of the Administrative Agent and the Borrower.

               "Mortgage" shall mean a Mortgage, Open End Mortgage, Deed of Trust, Trust Deed, Deed to Secure Debt, Credit Line Deed of Trust, Assignment, Security Agreement and Financing Statement, substantially in the form of Exhibit D hereto, executed and delivered by any Credit Party to the Collateral Agent (for the benefit of the Secured Parties) and in each case, as such document may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time.

               "Mortgage Policies" shall have the meaning given to such term in
Section 3.23(i) hereof.

               "Multiemployer Plan" shall mean a plan described in Section 4001(a)(3) of ERISA to which any Credit Party or ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the five (5) preceding plan years made or accrued an obligation to make contributions.

               "Net Cash Proceeds" shall mean (a) the aggregate cash proceeds received by a Credit Party or any Subsidiary thereof in a transaction permitted under Section 6.7(a)(iv) or (xi) hereof (including, without limitation, as applicable, all cash proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received) and minus (b) reasonable and customary brokerage commissions and other reasonable and customary fees and direct expenses (including reasonable and customary fees and expenses of counsel and investment bankers actually paid by the applicable Credit Party or Subsidiary) related to such transaction, minus
(c) payments made to retire Indebtedness (other than the Loans) secured by any assets being sold or otherwise disposed of where payment of such Indebtedness is required in connection with such sale or disposition, minus (d) Restricted Payments required to be made as a result of such sale or disposition to the extent permitted to be made pursuant to Section 6.5(c) hereof (without duplication); provided, that with respect to taxes, expenses shall only include taxes to the extent that taxes are payable in cash in the current year or in the next succeeding year with respect to the current year as a direct result of the applicable transaction.

               "Net Offering Proceeds" shall mean all cash received by a Credit Party or any Subsidiary thereof as a result of the sale of any Capital Stock or issuance of any Indebtedness, minus customary costs and discounts of issuance paid by the Borrower, the proceeds of which are used in accordance with the terms of Section 2.9 hereof to prepay outstanding Loans or other indebtedness.

               "Note Agreement" shall mean the Note Agreement dated as of October 1, 2002 pursuant to which the Borrower has issued up to $135,000,000 of 9.89% Senior Secured Notes due 2005 to its prepetition lenders in accordance with the Plan of Reorganization, as such agreement may be further amended, amended and restated, supplemented, modified, renewed or replaced from time to time.

               "Notes" shall mean those certain notes issued under the Note Agreement.

               "Obligations" shall mean (a) all obligations, whether direct or indirect, contingent or absolute, of every type or description and at any time existing, of the Borrower to make due and punctual payment of (i) principal of and all interest on the Loans, the Fees, the Letter of Credit Fees, any reimbursement obligations in respect of Letters of Credit, costs and attorneys' fees and all other monetary obligations of the Borrower to the Agents, the Issuing Bank, any Lender or any other Secured Party under or in respect of this Credit Agreement, any note evidencing any of the Loans hereunder, any other Fundamental Document or the Fee Letters and (ii) amounts payable to Wachovia or any Lender in connection with any bank account maintained by the Borrower or any other Credit Party at Wachovia or any Lender or any other banking services (including, without limitation, cash management services) provided to the Borrower or any other Credit Party by Wachovia or any Lender with respect to, or in any way related to or otherwise required by, any of the Fundamental Documents (including, without limitation, interest accruing at the then applicable rate provided in this Credit Agreement after the maturity of any of the Loans, and interest accruing at the then applicable rate provided in this Credit Agreement after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower or any other Credit Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and (b) all other obligations of the Borrower or any other Credit Party pursuant to this Credit Agreement or any other Fundamental Document.

               "Patent Security Agreement" shall mean a Patent Security Agreement substantially in the form of Exhibit I hereof, as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time pursuant to the terms hereof.

               "PBGC" shall mean the Pension Benefit Guaranty Corporation or any successor thereto.

               "Percentage" shall mean with respect to any Lender, the percentage of the Total Credit Exposure represented by such Lender's Credit Exposure, or the percentage of the Commitment held by such Lender, as the context may require.

               "Permitted Liens" shall mean Liens permitted under Section 6.2 hereof.

               "Person" shall mean any natural person, corporation, division of a corporation, partnership, limited liability partnership, limited liability company, trust, joint venture, association, company, estate, unincorporated organization or government or any agency or political subdivision thereof.

               "Plan" shall mean an employee pension benefit plan within the meaning of Section 3(2) of ERISA, other than a Multiemployer Plan, maintained or contributed to by any Credit Party, or any ERISA Affiliate, or otherwise pursuant to which any Credit Party could have liability.

               "Plan of Reorganization" shall mean the plan of reorganization filed with the Bankruptcy Court on or about July 11, 2002 (as amended on August 15, 2002), with respect to those certain cases pending under Chapter 11 of the Bankruptcy Code in the Southern District of New York by (i) the Borrower and certain of its subsidiaries (Case Nos. 02-40666 through 02-40676 (BRL) which cases are jointly administered as Case No. 02-40667 (BRL)), with such amendments as may be approved by the Agents.

               "Pledged Collateral" shall mean the Pledged Securities and any proceeds or products thereof or income therefrom, in any form, together with (i) all profits, dividends and distributions to which a Pledgor shall at any time be entitled in respect of its Pledged Securities; (ii) all other payments, if any, due or to become due to a Pledgor in respect of its Pledged Securities, whether as contractual obligations, damages, insurance proceeds, condemnation awards or otherwise; (iii) all of a Pledgor's claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under or arising out of the ownership of such Pledgor's Pledged Securities; (iv) all present and future claims, if any, of a Pledgor against the applicable entity in which such Pledgor owns its Pledged Securities or under or arising out of the applicable partnership or operating agreement, as applicable, for monies loaned or advanced, for services rendered or otherwise; (v) to the extent permitted by Applicable Law, all of a Pledgor's rights, if any, under the applicable partnership or operating agreement, as applicable, or at law, to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to its Pledged Securities, including, without limitation, any power to terminate, cancel or modify the applicable partnership or operating agreement, as applicable, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of its Pledged Securities and the entity in which such Pledgor owns its Pledged Securities, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce or collect any of the foregoing or any property of the applicable entity, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and (vi) to the extent not otherwise included, any and all proceeds (as defined in Section 9-315 of the UCC) of any or all of the foregoing.

               "Pledged Securities" shall mean (i) 100% of the issued and outstanding Capital Stock of those Subsidiaries (or, in the case of foreign Subsidiaries which are owned by the Borrower or another Credit Party, 100% of the non-voting Capital Stock of such foreign Subsidiary, plus Capital Stock possessing up to but not exceeding 65% of the voting power of all classes of Capital Stock of such foreign Subsidiary entitled to vote) directly owned or controlled by a Credit Party and initially listed on Schedule 3.21(a) hereto or hereafter acquired by such Credit Party (other than Capital Stock specifically designated on Schedule 3.21(a) as "Non-Pledged Capital Stock") and (ii) all other equity interests now or hereafter owned by a Credit Party initially listed on Schedule 3.21(a) hereto, in each case, under the heading "Pledged Capital Stock and Other Pledged Equity Interests". Notwithstanding the foregoing, in the event that a change in Applicable Law permits a Credit Party to pledge Capital Stock of its foreign Subsidiary exceeding 65% of the voting power of all classes of Capital Stock of such foreign Subsidiary without creating a material adverse tax impact on the Borrower, "Pledged Securities" shall include all additional Capital Stock that may be so pledged after such change in Applicable Law.

               "Pledgor" shall mean a Credit Party that owns any of the Pledged Securities.

               "Preferred Stock" shall mean Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of the issuer thereof, over shares of Capital Stock of any other class of such issuer.

               "Premises" shall mean any real property currently or formerly owned, leased or operated by any Credit Party or any Subsidiary of any Credit Party, including, but not limited to, all soil, surface water, or groundwater thereat.

               "Prepayment Date" shall have the meaning given to such term in
Section 2.9(i) hereof.

               "Prime Rate" shall have the meaning given to such term in the definition of "Base Rate" set forth in this Article 1.

               "Pro Forma Basis" shall mean in connection with any transaction for which a determination on a Pro Forma Basis is required to be made hereunder, such determination shall be made (i) after giving effect to any issuance of Indebtedness, any acquisition, any disposition or any other transaction, as applicable and (ii) assuming that the issuance of Indebtedness, acquisition, disposition or other transaction and, if applicable, the application of proceeds therefrom, occurred at the beginning of the most recent Rolling Four Quarter period ending at least thirty (30) days prior to the date on which such issuance of Indebtedness, acquisition, disposition or other transaction occurred in accordance with Article 11 of Regulation S-X of the Securities Exchange Act of 1934, as amended.

               "Proprietary Rights" shall have the meaning given to such term in
Section 3.8(a) hereof.

               "Purchasing Lender" shall have the meaning given to such term in
Section 2.13(e).

               "Raw Materials" shall mean materials used or consumed in the manufacturing of goods to be sold by a Credit Party in the ordinary course of business, such as bales of cotton, bales of greasy wool and purchased yarn.

               "Real Property Assets" shall mean as of any time, all parcels of real property, owned or leased at such time directly or indirectly by any Credit Party, together with in each case, all buildings, improvements, appurtenant fixtures and equipment, easements and other property and rights incidental to the ownership or lease (as applicable) of such parcel of real property or any of the foregoing.

               "Register" shall have the meaning given to such term in Section 13.3(e).

               "Regulation D" shall mean Regulation D of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

               "Regulation T" shall mean Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

               "Regulation U" shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

               "Regulation X" shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

               "Release" shall mean any discharging, disposing, emitting, leaking, pumping, pouring, emptying, injecting, escaping, leaching, dumping or spilling of any Hazardous Material into the Environment.

               "Renewal Fee" shall mean the annual renewal fee paid to the Administrative Agent on each anniversary of the Closing Date up to but excluding the Loan Maturity Date pursuant to the Fee Letter.

               "Reportable Event" shall mean any reportable event as defined in
Section 4043(c) of ERISA other than those events as to which the 30-day notice period is waived under subsection .22, .23, .25, .27 or .28 of PBGC Regulation
Section 4043.

               "Required Lenders" shall mean Lenders having Credit Exposure greater than fifty percent (50%) of the Total Credit Exposure; provided, that for purposes of this definition, the Credit Exposure of a Lender shall be disregarded if and for so long as such Lender shall be a Defaulting Lender.

               "Requirements" shall mean all present and future laws, statutes, codes, ordinances, orders, judgments, decrees, injunctions, rules, regulations and requirements of every Governmental Authority having jurisdiction over any Real Property Asset and all restrictive covenants applicable to any Real Property Asset.

               "Restricted Payment" shall mean (i) any distribution, dividend or other direct or indirect payment on account of shares of any class of Capital Stock of a Credit Party, (ii) any redemption or other acquisition, re-acquisition or retirement by a Credit Party of any shares of any class of its own Capital Stock or the Capital Stock of another Credit Party or an Affiliate, now or hereafter outstanding, (iii) any payment made to retire, or obtain the surrender of, any outstanding warrants, puts or options or other rights to purchase or otherwise acquire shares of any Capital Stock of a Credit Party or an Affiliate, now or hereafter outstanding and (iv) any payment by a Credit Party of principal of, premium, if any, or interest on, or any redemption, purchase, retirement, defeasance, sinking fund or similar payment with respect to any Indebtedness now or hereafter outstanding which Indebtedness is subordinated to any of the Obligations.

               "Rolling Four Quarters" shall mean, with respect to any date of determination, the fiscal quarter then ended and the three (3) immediately preceding fiscal quarters considered as a single period.

               "S&P" shall mean Standard & Poor's Ratings Group (a division of The McGraw-Hill Companies, Inc.) or, if such company shall cease to issue ratings, another nationally recognized statistical rating company selected in good faith by mutual agreement of the Administrative Agent and the Borrower.

               "Secured Parties" shall mean the Agents, the Issuing Bank, the Lenders and each of their respective successors and assigns.

               "Subordinated Security Agreement" shall mean that certain Guaranty, Security and Pledge Agreement, dated as of October 1, 2002, by and among each of the Credit Parties, Wachovia, as the beneficiary of the A-Advanced Guaranty, each of the holders of the Notes issued under the Note Agreement and the Collateral Agent.

               "Subsidiary" shall mean with respect to any Person, any corporation, association, joint venture, partnership or other business entity (whether now existing or hereafter organized) of which at least a majority of the voting stock or other ownership interests having ordinary voting power for the election of directors (or the equivalent) is, at the time as of which any determination is being made, owned or controlled by such Person or one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person.

               "Title Company" shall mean Fidelity National Title Insurance Company or another title insurance company of recognized national standing which is reasonably acceptable to the Collateral Agent.

               "Total Credit Exposure" shall mean an amount equal to (i) the aggregate principal amount of all outstanding Loans hereunder, plus (ii) the then current amount of L/C Exposure, plus (iii) the aggregate amount of the unused Total Commitment then in effect.

               "Total Funded Debt" shall mean with respect to the Borrower and its Consolidated Subsidiaries, all Indebtedness of the Borrower and its Consolidated Subsidiaries which (i) as of the date of the creation or incurrence thereof, by its terms matures in, or at the Borrower's or such Subsidiary's option can be extended for, one year or more from such date of creation or incurrence (including current portions of such long-term Indebtedness), including all hedging agreements and letters of credit entered into in connection with such Indebtedness and (ii) should be shown on the consolidated balance sheet of the Borrower and its Subsidiaries in accordance with GAAP. The term "Total Funded Debt" shall include, without limitation, the Notes.

               "Total Leverage Ratio" shall mean, at any date for which such ratio is to be determined, the ratio of Indebtedness of the Borrower and its Consolidated Subsidiaries at such date to Consolidated EBITDA for the most recent Rolling Four Quarter period; provided that (i) with respect to the first quarter of the Borrower's fiscal year 2003, in calculating such ratio, EBITDA will be determined for such quarter on an annualized basis, (ii) with respect to the second quarter of the Borrower's fiscal year 2003, in calculating such ratio, EBITDA will be determined for the first two quarters of such fiscal year on an annualized basis and (iii) with respect to the third quarter of the Borrower's fiscal year 2003, in calculating such ratio, EBITDA will be determined for the first three quarters of such fiscal year on an annualized basis.

               "Total Commitment" shall mean the aggregate amount of the Commitments then in effect of all of the Lenders, as such amount may be reduced or modified from time to time in accordance with the terms of this Credit Agreement.

               "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York from time to time.

               "Uniform Customs" shall have the meaning given to such term in
Section 2.18(c) hereof.

               "Unused Availability" shall mean, at any time, (i) the Borrowing Base less (ii) the sum of (x) the aggregate outstanding principal amount of all Loans and (y) the aggregate L/C Exposure.

               "Wachovia" shall mean Wachovia Bank, National Association.

               "Work-in-Process" shall mean yarn that has been removed from standard packaging and as to which the warping and/or the production process has begun and which has not been completed, tested and prepared for shipment as Finished Goods.

2. THE LOANS

               SECTION 2.1 Loans. (a) Each Lender, severally and not jointly, agrees, upon the terms and subject to the conditions hereinafter set forth, to make loans equal to such Lender's Commitment (each a "Loan" and collectively, the "Loans") to the Borrower on any Business Day and from time to time from the Closing Date to but excluding the Commitment Termination Date; provided, that such Loans when added to the aggregate principal amount of all Loans then outstanding to the Borrower from all Lenders, plus all Lenders' Percentage of the then current L/C Exposure, does not exceed the Maximum Credit Amount (after giving effect to all Loans repaid and all reimbursements of Letters of Credit made concurrently with the making of any Loans).

               (b) The Loans shall be used to finance the Borrower's obligations under the Plan of Reorganization (including refinancing the DIP Facility to the extent of any outstanding amounts), Fees and other expenses incurred in connection with this Credit Agreement and for general corporate purposes (including working capital expenditures) in accordance with the provisions of this Credit Agreement.

               (c) Each Loan requested hereunder on any date shall be made by each Lender ratably in accordance with its Percentage.

               (d) Subject to the terms and conditions of this Credit Agreement, at any time prior to the Commitment Termination Date, the Borrower may borrow, repay and re-borrow amounts constituting the Loans.

               SECTION 2.2 Disbursement of Funds and Notice of Borrowing. (a) The Borrower shall give the Administrative Agent and each Lender prior written, facsimile or telephonic (promptly confirmed in writing) notice of each Borrowing hereunder; such notice shall be irrevocable and to be effective, must be received by the Administrative Agent and each Lender not later than 10:00 am (Eastern time), (i) in the case of Base Rate Loans, on the Business Day on which such Loan is to be made and (ii) in the case of Eurodollar Loans, on the third Business Day preceding the date on which such Loan is to be made. Each such written notice or written confirmation of telephonic notice shall be given in substantially the form of the Borrowing Certificate appropriately completed to specify (A) the amount of the proposed Borrowing, (B) the date thereof (which shall be a Business Day) and (C) whether the Loan(s) then being requested are to be (or what portion or portions thereof are to be) a Base Rate Loan or a Eurodollar Loan and the Interest Period or Interest Periods with respect thereto in the case of Eurodollar Loans. In the case of a Eurodollar Loan, if no election of an Interest Period is specified in such notice, such notice shall be deemed a request for an Interest Period of one month. If no election is made as to the Interest Rate Type of any Loan, such notice shall be deemed a request for a Base Rate Loan.

               (b) The Administrative Agent shall promptly confirm to each Lender its proportionate share of each Borrowing, the date of such Borrowing, the Interest Rate Type of each Loan being requested and the Interest Periods applicable thereto. On the borrowing date specified in such notice, each Lender shall make its proportionate share of the Borrowing available at the office of the Administrative Agent, 201 South College Street, Charlotte, NC 28288,
Attention: Syndication Agency Services for credit to Guilford Mills, Inc. and in each case, no later than 2:00 p.m. Eastern time in the case of a Borrowing consisting of Base Rate Loans and 1:00 p.m. Eastern time in the case of a Borrowing consisting of Eurodollar Loans, in Federal or other immediately available funds.

               (c) Notwithstanding any provision to the contrary in this Credit Agreement, the Borrower shall not, in any notice of Borrowing under this Section
2.4 request any Eurodollar Loan which, if made, would result in an aggregate of more than three (3) separate Eurodollar Loans of any Lender being outstanding hereunder at any one time. For purposes of the foregoing, Eurodollar Loans having Interest Periods commencing and ending on the same days shall be considered one (1) single Eurodollar Loan.

               (d) The aggregate amount of any Borrowing of a Loan consisting of a Eurodollar Loan shall be in a minimum aggregate principal amount of $1,000,000 or such greater amount which is an integral multiple of $100,000, and the aggregate amount of any Borrowing of a Loan consisting of a Base Rate Loan shall be in a minimum aggregate principal amount of $100,000 or such greater amount which is an integral multiple of $10,000 (or such lesser amount as shall equal
(i) the available but unused portion of the Total Credit Commitment then in effect or (ii) the amount necessary to fund a drawing under a Letter of Credit).

               (e) The Administrative Agent shall disburse the proceeds of Loans by depositing them (other than a Loan used to fund a drawing under a Letter of Credit) on the date of the Borrowing in an account of the Borrower as the Borrower may specify to the Administrative Agent in writing.

               SECTION 2.3 Interest Rate Type of the Loans. Each Loan shall be either a Base Rate Loan or Eurodollar Loan (each such type of Loan, an "Interest Rate Type") as the Borrower may request either (i) in its notice of Borrowing delivered to the Administrative Agent pursuant to Section 2.2(a) hereof or (ii) as such Loan may be continued or converted pursuant to the provisions of Section

2.11 hereof). Subject to Sections 2.13(d) and 2.15(g) hereof, each Lender may at its option fulfill its obligations hereunder with respect to any Eurodollar Loan by causing a foreign Lending Office to make such Loan; provided, that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms hereof and of any note evidencing such Loan. Subject to the other provisions of Section 2.3, Section 2.10(b) and
Section 2.14, Loans of more than one Interest Rate Type may be outstanding at the same time.

               SECTION 2.4 Repayment; Evidence of Debt; Administration. (a) The Loans shall be subject to voluntary prepayment as provided in Section 2.8 hereof, to mandatory prepayment as provided in Section 2.9 hereof and acceleration as provided in Article 7 hereof.

               (b) The outstanding principal balance of the Loans shall be payable in full on the Commitment Termination Date.

               (c) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

               (d) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each outstanding Loan hereunder, the Interest Rate Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

               (e) The entries made in the accounts maintained pursuant to paragraph (c) or (d) of this Section 2.4 shall be prima facie evidence of the existence and amounts of the Obligations recorded therein; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans and other Obligations in accordance with the terms of this Credit Agreement.

               (f) Any Lender may request that Loans made by it be evidenced by a promissory note or notes. In such event, the Borrower shall promptly prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns), in substantially the form of Exhibit E hereto. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 13.3 hereof) be represented by one or more promissory notes in such form payable to the order of the payee named therein.

               (g) All amounts received by the Administrative Agent from or on behalf of the Borrower as a payment or prepayment of, or interest on the Loans shall be applied among the Lenders holding the Loans, ratably in accordance with the outstanding Loans owed to each such Lender.

SECTION 2.5 Interest. (a) In the case of a Base Rate Loan, interest shall be payable at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Base Rate plus the Applicable Interest Margin. Interest shall be payable in arrears on each Base Rate Loan on each Interest Payment Date and on the Commitment Termination Date.

               (b) In the case of a Eurodollar Loan, interest shall be payable at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Adjusted LIBO Rate plus the Applicable Interest Margin. Interest shall be payable on each Eurodollar Loan on each Interest Payment Date and on the Commitment Termination Date. The Administrative Agent shall determine the applicable Adjusted LIBO Rate for each Interest Period as soon as practicable on the date when such determination is to be made in respect of such Interest Period and shall promptly notify the Borrower and the Lenders of the applicable interest rate so determined. Such determination shall be conclusive absent manifest error.

               (c) Interest in respect of any Loan hereunder shall accrue from and including the date of such Loan to but excluding the date on which such Loan is paid or, if applicable, converted to a Loan of a different Interest Rate Type.

               (d) Anything in this Credit Agreement or in any note evidencing any Loan hereunder to the contrary notwithstanding, the interest rate on the Loans or with respect to any drawing under a Letter of Credit shall in no event be in excess of the maximum rate permitted by Applicable Law.

               SECTION 2.6 Commitment Fees and Other Fees. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender quarterly in arrears on the last Business Day of each March, June, September and December (commencing the last Business Day of December 2002) prior to the Commitment Termination Date, on the date of any termination or reduction of the Total Commitment, and on the Commitment Termination Date, a fee (the "Commitment Fee") at a rate per annum (computed on the basis of the actual number of days elapsed during the period over a year of 360 days) equal to one half of one percent (0.50%) of the average daily amount during the preceding period by which such Lender's Commitment (as such Commitment may be modified in accordance with the provisions of this Credit Agreement) exceeded the sum of (i) the product of such Lender's Percentage and the L/C Exposure plus (ii) the aggregate principal amount of such Lender's outstanding Loans. The Commitment Fee shall be paid at a rate per annum.

               (b) The Commitment Fees shall commence to accrue on the Closing Date.

               (c) The Borrower agrees to pay to the applicable party, on the Closing Date, any and all Fees, expenses and other amounts that are then due and payable pursuant to the Fee Letters and, thereafter, any and all Fees, expenses and other amounts payable thereunder when due and payable.

               SECTION 2.7 Termination and/or Reduction of the Total Commitment.
(a) Upon at least three (3) Business Days' prior written, facsimile or telephonic notice (provided, that such telephonic notice is immediately followed by written confirmation) to the Administrative Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Total Commitment. In the case of a partial reduction, each such reduction shall be in a minimum aggregate principal amount of $1,000,000 or an integral multiple thereof; provided, however, that the Total Commitment may not be reduced to an amount less than the aggregate principal amount of all Loans then outstanding, plus the then current L/C Exposure.

               (b) Any partial reduction of the Total Commitment, hereunder shall be made among the Lenders, ratably in accordance with their respective Percentages.

               (c) Simultaneously with each termination or reduction of the Total Commitment, the Borrower shall pay to the Administrative Agent for the benefit of the Lenders, all accrued and unpaid Commitment Fees on the amount of the Total Commitment so terminated or reduced through the date of such termination or reduction.

               SECTION 2.8 Voluntary Prepayments. The Borrower shall have the right at its option at any time and from time to time to prepay (i) any Base Rate Loan, in whole or in part, upon same day prior written, facsimile, or telephonic (promptly confirmed in writing) notice to the Administrative Agent received not later than 11:30 a.m. (Eastern time) on such day, in the principal amount of $100,000 or such greater amount which is an integral multiple of $100,000 if prepaid in part and (ii) any Eurodollar Loan, in whole or in part, upon same day prior written, facsimile, or telephonic (promptly confirmed in writing) notice received not later than 11:30 a.m. (Eastern time) on such day, in the principal amount of $1,000,000 or such greater amount which is an integral multiple of $100,000 if prepaid in part; provided, that in the case of Eurodollar Loans the Borrower pays any amounts required to be paid under Section
2.12 as a result of such prepayment. Each notice of prepayment shall specify the prepayment date, each Loan to be prepaid and the principal amount thereof, shall be irrevocable and shall commit the Borrower to prepay each such Loan in the amount and on the date stated therein.

               SECTION 2.9 Mandatory Prepayments. (a) If at any time the sum of the aggregate principal amount of all Loans outstanding, plus the then current L/C Exposure shall exceed the Maximum Credit Amount (the "Excess"), then (i) if the Excess is less than or equal to the amount of the Loans, the Borrower shall immediately prepay such Loans in the amount of such Excess; and (ii) if the Excess exceeds the amount of such Loans, the Borrower shall immediately prepay the Loans in full and cash collateralize the L/C Exposure in the amount of the remaining Excess after repayment of the Loans by delivering to the Administrative Agent cash or Cash Equivalents in the amount equal to 105% of such Excess or other security acceptable to the Issuing Bank and the Required Lenders (an "L/C Collateralization Deposit"). Any L/C Collateralization Deposit shall be applied to reimburse the Issuing Bank for the amount of any amounts drawn under Letters of Credit and any Letter of Credit Fees and other costs associated with the Letters of Credit; provided, however, that if after an L/C Collateralization Deposit is made by the Borrower and prior to the Commitment Termination Date, no Default or Event of Default is then continuing and the Excess decreases, then the Administrative Agent shall apply the L/C Collateralization Deposit in an amount equal to the amount of the decrease of the Excess as follows: first, to prepay the outstanding obligations under the Note Agreement if the Borrower was required to make such L/C Collateralization Deposit as a direct result of any event described in clauses (c) through (f) of this Section 2.9, and second, to the Borrower.

               (b) Within two (2) Business Days of the receipt of any payments of proceeds by the Borrower arising from the Borrower's beneficial interest in the Altamira Trust (including, without limitation, Net Cash Proceeds related to a sale of the Altamira Trust Assets (after payment in full of the notes issued by the Altamira Trust), the Borrower shall prepay Loans in an amount equal to 100% of the proceeds received by the Borrower.

               (c) Within two (2) Business Days of the receipt of any Net Cash Proceeds by the Borrower or any Credit Party, the Borrower shall prepay Loans in an amount equal to 100% of the Net Cash Proceeds received by such Credit Party; provided, that no prepayment shall be required to the extent such Net Cash Proceeds (x) result from the sale of an asset (other than a Real Property Asset) in the ordinary course of business of the Borrower and its Subsidiaries, (y) are reinvested in the purchase of assets to be used in the business of Credit Parties within 90 days of the receipt of such Net Cash Proceeds so long as pending such reinvestment any such Net Cash Proceeds are held in the Cash Collateral Account and the aggregate amount so held does not at any time exceed $1,000,000 or (z) result from the sale or other transfer to the Altamira Trust or the Discontinued Operations Trust of an asset (or proceeds thereof) listed on
Schedule 2.9(c) hereof after the Closing Date.

               (d) Within two (2) Business Days following the receipt by the Borrower or any other Credit Party (or by the Collateral Agent as loss payee) of any payment of proceeds of any insurance required to be maintained pursuant to this Credit Agreement or any other Fundamental Document on account of each separate loss, damage or injury to any tangible real or personal property of the Borrower or any of its Subsidiaries (provided, that, so long as no Default or Event of Default shall have occurred and then be continuing, such proceeds (or any portion thereof) may be expended or irrevocably committed by the Borrower or any of its Subsidiaries to repair or replace such property within 90 days of such loss, damage or injury and the Borrower shall furnish to the Administrative Agent and the Collateral Agent evidence satisfactory to the Administrative Agent and the Collateral Agent of such expenditure or commitment and shall have certified to the Administrative Agent and the Collateral Agent that such proceeds (or such proceeds together with other funds available to the Borrower) are sufficient to repair or replace such property pending which the Collateral Agent shall hold such proceeds), the Borrower shall prepay or, to the extent the Collateral Agent is loss payee under any insurance policy, irrevocably direct the Collateral Agent to apply as a prepayment of the Loans, an amount equal to 100% (or such lesser percentage which represents that portion of such proceeds not expended or committed pursuant to the immediately preceding parenthetical phrase) of such insurance proceeds; provided, that if an Event of Default shall have occurred and be continuing, all proceeds of insurance required to be maintained pursuant to this Credit Agreement or any other Fundamental Document which would otherwise be payable to the Borrower shall be paid to the Collateral Agent and applied pursuant to Section 12.2(b).

               (e) Within two (2) Business Days of the receipt of any Net Offering Proceeds from any sale of Capital Stock by the Borrower or any other Credit Party, the Borrower shall prepay Loans in an amount equal to 50% of such Net Offering Proceeds received.

               (f) So long as no Default or Event of Default has occurred and is then continuing, at any time the Borrower or any other Credit Party receives Net Offering Proceeds from the issuance of Indebtedness (other than as described in Section 6.1 hereof ), then within two (2) Business Days of the receipt of such Net Offering Proceeds, the Borrower shall prepay the Loans in an amount equal to 100% of such Net Offering Proceeds received.

               (g) Any prepayments required under Section 2.9(b), (c), (d), (e) or (f) shall be applied: (i) first to the outstanding principal balance of the Loans ratably in accordance with each Lender's proportionate share of Loans and
(ii) second to the extent the amount of such prepayment exceeds the outstanding Loans, the outstanding principal balance of the Notes (subject to the terms of the Note Agreement).

               (h) All prepayments of Loans under this Section 2.9 shall, as regards Interest Rate Type, be applied first to Base Rate Loans, and subject to
Section 2.9(j) hereof, then to Eurodollar Loans in the order of the scheduled expiry of Interest Periods with respect thereto (i.e. those Eurodollar Loans with Interest Periods which end sooner would be paid before those with Interest Periods which end later).

               (i) All prepayments under this Section 2.9 shall be accompanied by accrued but unpaid interest on the principal amount being prepaid to (but not including) the date of prepayment.

               (j) If on any day on which Loans would otherwise be required to be prepaid pursuant to this Section 2.9, but for the operation of this Section 2.9(j) (each a "Prepayment Date"), the amount of such required prepayment exceeds the then outstanding aggregate principal amount of Base Rate Loans, and no Default or Event of Default exists or is continuing, then on such Prepayment Date, (i) the Borrower shall either (1) prepay outstanding Eurodollar Loans in an amount equal to such excess, together with any applicable costs set forth in
Section 2.12(a) hereof or (2) in lieu of prepaying outstanding Eurodollar Loans, deposit Dollars into the Cash Collateral Account in an amount equal to such excess, and only the outstanding Base Rate Loans shall be required to be prepaid on such Prepayment Date and (ii) on the last day of each Interest Period after such Prepayment Date in effect with respect to a Eurodollar Loan, the Administrative Agent is irrevocably authorized and directed to apply funds from the Cash Collateral Account (and liquidate investments held in the Cash Collateral Account as necessary) to prepay such Eurodollar Loans for which the Interest Period is then ending to the extent funds are available in the Cash Collateral Account.

               SECTION 2.10 Default Interest; Alternate Rate of Interest. (a) In the event that, and for so long as, any Event of Default shall have occurred and be continuing, the Borrower shall on demand from time to time pay interest, to the extent permitted by Applicable Law, on all Loans and overdue amounts outstanding up to (but not including) the date of actual payment of such Loan or overdue amount (after as well as before judgment) (i) for the remainder of the then current Interest Period for each Eurodollar Loan, at two percent (2%) in excess of the rate then in effect for each such Eurodollar Loan and (ii) for all periods subsequent to the then current Interest Period for each Eurodollar Loan and for all Base Rate Loans at two percent (2%) in excess of the rate then in effect for Base Rate Loans.

               (b) In the event, and on each occasion, that on or before the day on which the Adjusted LIBO Rate for a Eurodollar Loan is to be determined as set forth herein, (i) the Administrative Agent shall have received notice from any Lender of such Lender's determination (which determination, absent manifest error, shall be conclusive) that Dollar deposits in an amount equal to the principal amount of such Lender's Eurodollar Loan are not generally available in the London Interbank Market or that the rate at which such Dollar deposits are being offered will not adequately and fairly reflect the cost to such Lender of making or maintaining the principal amount of such Lender's Eurodollar Loan during the applicable Interest Period or (ii) the Administrative Agent shall have determined that reasonable means do not exist for ascertaining the applicable Adjusted LIBO Rate, the Administrative Agent shall, as soon as practicable thereafter, give written or facsimile notice of such determination by such Lender or the Administrative Agent to the Borrower and the Lenders and any request by the Borrower for a Eurodollar Loan pursuant to Section 2.2 or conversion to or continuation as a Eurodollar Loan pursuant to Section 2.11, made after receipt of such notice and until the circumstances giving rise to such notice no longer exist, shall be deemed to be a request for a Base Rate Loan; provided, however, that in the circumstances described in clause (i) above, such deemed request shall only apply to the affected Lender's portion thereof.

               SECTION 2.11 Continuation and Conversion of Loans. The Borrower shall have the right, at any time, (i) to convert any Eurodollar Loan or portion thereof to a Base Rate Loan or to continue any Eurodollar Loan for a successive Interest Period, or (ii) to convert any Base Rate Loan or portion thereof to a Eurodollar Loan, subject to the following:

               (a) at least three (3) Business Days prior to any conversion or continuation hereunder, the Borrower shall give the Administrative Agent written, facsimile or telephonic (promptly confirmed in writing) notice with respect thereto; such notice shall be irrevocable and to be effective, must be received by the Administrative Agent on the day required not later than 11:30 a.m. Eastern time;

               (b) unless the Required Lenders otherwise consent, no Event of Default shall have occurred and be continuing at the time of any conversion to a Eurodollar Loan or continuation of a Eurodollar Loan into a subsequent Interest Period;

               (c) the aggregate principal amount of Loans continued as, or converted to, Eurodollar Loans as part of the same continuation or conversion, shall be in a minimum amount of $1,000,000 or in such greater amount which is an integral multiple of $100,000;

               (d) no Base Rate Loan (or portion thereof) may be converted to a Eurodollar Loan and no Eurodollar Loan may be continued as a Eurodollar Loan if, after such conversion or continuation, and after giving effect to any concurrent prepayment of Loans, an aggregate of more than the number of separate Eurodollar Loans permitted under Section 2.2(c) hereof would be outstanding hereunder;

               (e) the Interest Period with respect to a new Eurodollar Loan effected by a continuation or conversion shall commence on the date of such continuation or conversion;

               (f) if a Eurodollar Loan is converted to a Base Rate Loan other than on the last day of the Interest Period with respect thereto, the amounts required by Section 2.12 shall be paid upon such conversion;

               (g) accrued interest on a Eurodollar Loan (or portion thereof) being converted to a Base Rate Loan shall be paid by the Borrower at the time of conversion; and

               (h) each request for a continuation as, or conversion to, a Eurodollar Loan which fails to state an applicable Interest Period shall be deemed to be a request for an Interest Period of one month.

Subject to the foregoing, in the event that the Borrower shall not give notice to continue or convert any Eurodollar Loan as provided above, such Loan (unless repaid) shall automatically be converted to a Base Rate Loan at the expiration of the then current Interest Period. The Administrative Agent shall, after it receives notice from the Borrower, promptly give the Lenders notice of any continuation or conversion.

               SECTION 2.12 Reimbursement of Lenders. (a) The Borrower shall reimburse each Lender on demand for any loss incurred or to be incurred by such Lender in the re-employment of the funds released (i) by any prepayment or conversion (for any reason whatsoever) of a Eurodollar Loan if such Loan is prepaid or converted prior to the last day of the Interest Period for such Loan or (ii) in the event that after the Borrower delivers a notice of borrowing under Section 2.2 or notice of continuation or conversion under Section 2.11 in respect of a Eurodollar Loan, such Loan is not made, continued or converted on the first day of the Interest Period specified in the applicable notice for any reason other than (I) a suspension or limitation under Section 2.10(b) of the right of the Borrower to select a Eurodollar Loan or (II) a breach by such Lender of its obligation to fund such Borrowing when it was otherwise required to do so hereunder. Such loss shall be the amount as reasonably determined by such Lender as the excess, if any, of (A) the amount of interest which would have accrued to such Lender on the amount so paid or not borrowed, continued or converted at a rate of interest equal to the interest rate applicable to such Loan pursuant to Section 2.5 hereof, for the period from the date of such payment or failure to borrow, continue or convert to the last day (x) in the case of a payment prior to the last day of the Interest Period for such Loan, of the then current Interest Period for such Loan, or (y) in the case of a failure to borrow, continue or convert, of the Interest Period for such Loan which would have commenced on the date of such failure to borrow, continue or convert, over
(B) the amount realized by such Lender in re-employing the funds not advanced or the funds received in prepayment or realized from the Loan not so continued or converted during the period referred to above. Each Lender shall deliver to the Borrower and to the Administrative Agent from time to time one or more certificates setting forth the amount of such loss (and in reasonable detail the manner of computation thereof) as determined by such Lender, which certificates shall be conclusive absent manifest error. The Borrower shall pay such Lender the amounts shown on such certificate within ten (10) days of the Borrower's receipt of such certificate.

               (b) In the event the Borrower fails to prepay any Loan on the date specified in any prepayment notice delivered pursuant to Section 2.8, the Borrower on demand by any Lender, shall pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any actual loss incurred by such Lender as a result of such failure to prepay, including, without limitation, any loss, cost or expenses incurred by reason of the acquisition of deposits or other funds by such Lender to fulfill obligations incurred in anticipation of such prepayment. Each Lender shall deliver to the Borrower and to the Administrative Agent from time to time one or more certificates setting forth the amount of such loss (and in reasonable detail the manner of computation thereof) as determined by such Lender, which certificates shall be conclusive absent manifest error. The Borrower shall pay the Administrative Agent for the account of such Lender the amounts shown on such certificate within ten (10) days of the Borrower's receipt of such certificate.

               SECTION 2.13 Change in Circumstances. (a) In the event that after the Initial Date, any change in Applicable Law or in the interpretation or administration thereof (including, without limitation, any request, guideline or policy not having the force of law) by any Governmental Authority charged with the administration or interpretation thereof or, with respect to clauses (ii),
(iii) or (iv) below any changes in conditions, shall occur which shall:

                (i) subject any Lender to, or increase the net amount of, any tax, levy, impost, duty, charge, fee, deduction or withholding with respect to any Eurodollar Loan (other than withholding tax imposed by the United States of America or any political subdivision or taxing authority thereof or therein or any other tax, levy, impost, duty, charge, fee, deduction or withholding (x) that is measured with respect to the overall net income of such Lender or of a Lending Office of such Lender, and that is imposed by the United States of America, or by the jurisdiction in which such Lender or Lending Office is incorporated, in which such Lending Office is located, managed or controlled or in which such Lender has its principal office or a presence not otherwise connected with, or required by, this transaction (or any political subdivision or taxing authority thereof or therein), or (y) that is imposed solely by reason of any Lender failing to make a declaration of, or otherwise to establish, nonresidence, or to make any other claim for exemption, or otherwise to comply with any certification, identification, information, documentation or reporting requirements prescribed under the laws of the relevant jurisdiction, in those cases where a Lender may properly make such declaration or claim or so establish nonresidence or otherwise comply); or

                (ii) change the basis of taxation of any payment to any Lender of principal of or interest on any Eurodollar Loan or other fees and amounts payable to any Lender hereunder, or any combination of the foregoing, other than withholding tax imposed by the United States of America or any political subdivision or taxing authority thereof or therein or any other tax, levy, impost, duty, charge, fee, deduction or withholding that is measured with respect to the overall net income of such Lender or of a Lending Office of such Lender, and that is imposed by the United

        States of America, or by the jurisdiction in which such Lender or Lending Office is incorporated, in which such Lending Office is located, managed or controlled or in which such Lender has its principal office or a presence not otherwise connected with, or required by, this transaction (or any political subdivision or taxing authority thereof or therein); or

                (iii) impose, modify or deem applicable any reserve, deposit or similar requirement against any assets held by, deposits with or for the account of, or loans or commitments by, an office of such Lender with respect to any Eurodollar Loan; or

                (iv) impose upon such Lender or the London Interbank Market any other condition with respect to the Eurodollar Loans or this Credit Agreement;

and the result of any of the foregoing shall be to increase the actual cost to such Lender of making or maintaining any Eurodollar Loan hereunder or to reduce the amount of any payment (whether of principal, interest or otherwise) received or receivable by such Lender in connection with any Eurodollar Loan hereunder, or to require such Lender to make any payment in connection with any Eurodollar Loan hereunder, in each case by or in an amount which such Lender in its sole judgment shall deem material, then and in each case, the Borrower agrees to pay to the Administrative Agent for the account of such Lender, in accordance with, and as provided in, paragraph (c) below, such amounts as shall be necessary to compensate such Lender for such cost, reduction or payment.

               (b) If at any time and from time to time after the Initial Date, any Lender shall have determined that the applicability of any law, rule, regulation or guideline regarding capital adequacy which is adopted after the Initial Date, or any change in any law, rule, regulation or guideline regarding capital adequacy or in the interpretation or administration of any of the foregoing by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or the compliance by any Lender (or any Lending Office of such Lender) or any Lender's holding company with any request or directive issued after the Initial Date regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Credit Agreement or the Loans made or Letters of Credit issued pursuant hereto to a level below that which such Lender or such Lender's holding company could have achieved but for such applicability, adoption, change or compliance (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy) by an amount deemed by such Lender in its sole judgment to be material, then from time to time the Borrower agrees to pay to the Administrative Agent for the account of such Lender, in accordance with, and as provided in, paragraph (c) below, such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered to the extent attributable to this Credit Agreement or the Loans made or Letters of Credit issued pursuant hereto.

               (c) Each Lender shall deliver to the Borrower and to the Administrative Agent from time to time one or more certificates setting forth the amounts due to such Lender under paragraph (a) or (b) above, the changes as a result of which such amounts are due and the manner of computing such amounts. Each such certificate shall be conclusive in the absence of manifest error. The Borrower shall pay to the Administrative Agent for the account of each such Lender the amounts shown as due on any such certificate within ten (10) days after the Borrower's receipt of the same. No failure on the part of any Lender to demand compensation under paragraph (a) or (b) above on any one occasion shall constitute a waiver of its right to demand such compensation on any other occasion. The protection of this Section 2.13 shall be available to each Lender regardless of any possible contention of the invalidity or inapplicability of any law, regulation or other condition which shall give rise to any demand by such Lender for compensation hereunder.

               (d) Each Lender agrees that after it becomes aware of the occurrence of an event or the existence of a condition that (i) would cause it to incur any increased cost hereunder or render it unable to perform its agreements hereunder for the reasons specifically set forth in Section 2.10(b), this Section 2.13, Section 2.14 or Section 2.18(g) or (ii) would require the Borrower to pay an increased amount under Section 2.10(b), this Section 2.13,
Section 2.14 or Section 2.18(g), it will use reasonable efforts to notify the Borrower in writing of such event or condition and, to the extent not inconsistent with such Lender's internal policies, will use its reasonable efforts to make, fund or maintain the affected Loans of such Lender, or if applicable, participate in Letters of Credit as required by Section 2.18, through another Lending Office of such Lender if as a result thereof the additional monies which would otherwise be required to be paid or the reduction of amounts receivable by such Lender hereunder in respect of such Loans, Letters of Credit or participations therein would be materially reduced, or such inability to perform would cease to exist, or the increased costs which would otherwise be required to be paid in respect of such Loans, Letters of Credit or participations pursuant to Section 2.10(b), this Section 2.13, Section 2.14 or
Section 2.18 would be materially reduced or the taxes or other amounts otherwise payable under Section 2.10(b), this Section 2.13, Section 2.14 or Section 2.18 would be materially reduced, and if, as determined by such Lender, in its sole discretion, the making, funding or maintaining of such Loans, Letters of Credit or participations therein through such other Lending Office would not otherwise materially adversely affect such Loans, Letters of Credit or participations therein or such Lender.

               (e) If the Borrower shall receive notice from any Lender that Eurodollar Loans are no longer available from such Lender pursuant to Section 2.14, that amounts are due to such Lender pursuant to subparagraph (c) hereof, that any of the events designated in subparagraph (d) hereof have occurred, or that an event has occurred that would cause the Borrower to pay any amount pursuant to clause (c) of Section 2.15, the Borrower may (but subject in any such case to the payments required by this Credit Agreement, including, without limitation Section 2.12 hereof), upon at least five (5) Business Days' prior written or facsimile notice to such Lender and the Administrative Agent, but not more than thirty (30) days after receipt of notice from such Lender, identify to the Administrative Agent a lending institution ("Purchasing Lender") reasonably acceptable to the Borrower and the Administrative Agent (and that qualifies as an Eligible Assignee), which will purchase (for an amount, in immediately available funds, equal to the principal amount of outstanding Loans payable to such Lender, plus all accrued but unpaid interest and fees payable to such Lender) the Commitments (if applicable), the amount of outstanding Loans and participations in Letters of Credit (if applicable), from the Lender providing such notice, and such Lender shall thereupon assign its Commitments (if applicable), its participations in Letters of Credit (if applicable) and any Loans owing to such Lender, and any notes held by such Lender to such Purchasing Lender pursuant to Section 13.3 hereof.

               SECTION 2.14 Change in Legality. (a) Notwithstanding anything to the contrary contained elsewhere in this Credit Agreement, if any change after the date hereof in Applicable Law, guideline or order, or in the interpretation thereof by any Governmental Authority charged with the administration thereof, shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to a Eurodollar Loan, then, by written notice to the Borrower and the Administrative Agent, such Lender may (i) declare that Eurodollar Loans will not thereafter be made by such Lender hereunder and/or (ii) require that, subject to Section 2.12, all outstanding Eurodollar Loans made by it be converted to Base Rate Loans, whereupon all of such Eurodollar Loans shall automatically be converted to Base Rate Loans, as of the effective date of such notice as provided in paragraph (b) below. Such Lender's pro rata portion of any subsequent Eurodollar Loan shall, instead, be a Base Rate Loan unless such declaration is subsequently withdrawn.

               (b) A notice to the Borrower by any Lender pursuant to paragraph
(a) above shall be effective for purposes of clause (ii) thereof, if lawful, on the last day of the current Interest Period for each outstanding Eurodollar Loan; and in all other cases, on the date of receipt of such notice by the Borrower.

               SECTION 2.15 United States Withholding. (a) Prior to the Closing Date, and prior to the effective date set forth in the Assignment and Acceptance with respect to any Lender becoming a Lender after the date hereof, and from time to time thereafter if requested by the Borrower or the Administrative Agent or required because, as a result of a change in law or a change in circumstances or otherwise, a previously delivered form or statement becomes incomplete or incorrect in any material respect, each Lender organized under the laws of a jurisdiction outside the United States shall provide, if applicable, the Administrative Agent and the Borrower with complete, accurate and duly executed forms or other statements prescribed by the Internal Revenue Service of the United States certifying such Lender's exemption from, or entitlement to a reduced rate of, United States withholding taxes (including backup withholding taxes) with respect to all payments to be made to such Lender hereunder and under any other Fundamental Document.

               (b) The Borrower or the Administrative Agent shall be entitled to deduct and withhold any and all present or future taxes or withholdings, and all liabilities with respect thereto, from payments to a Lender hereunder or under any other Fundamental Document, if and to the extent that the Borrower or the Administrative Agent in good faith determines that such deduction or withholding is required by the law of the United States, including, without limitation, any applicable treaty of the United States. In the event the Borrower or the Administrative Agent shall so determine that deduction or withholding of taxes is required, it shall advise the affected Lender as to the basis of such determination prior to actually deducting and withholding such taxes. In the event the Borrower or the Administrative Agent shall so deduct or withhold taxes from amounts payable hereunder, it (i) shall pay to, or deposit with, the appropriate taxing authority in a timely manner the full amount of taxes it has deducted or withheld; (ii) shall provide to each Lender from whom taxes were deducted or withheld, evidence of payment of such taxes to, or the deposit thereof with, the appropriate taxing authority and a statement setting forth the amount of taxes deducted or withheld, the applicable rate, and any other information or documentation reasonably requested by such Lender; and (iii) shall forward to each such Lender any official tax receipts or other documentation with respect to the payment or deposit of the deducted or withheld taxes as may be issued from time to time by the appropriate taxing authority. Unless the Borrower and the Administrative Agent have received forms or other documents satisfactory to them indicating that payments hereunder or under any note evidencing the Loans hereunder are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Borrower or the Administrative Agent may withhold taxes from such payments at the applicable statutory rate in the case of payments to or for any Lender organized under the laws of a jurisdiction outside the United States.

               (c) Each Lender agrees (i) that as between it and the Borrower or the Administrative Agent, such Lender shall be the Person to deduct and withhold taxes, and to the extent required by law, it shall deduct and withhold taxes on amounts that such Lender may remit to any other Person(s) by reason of any undisclosed transfer or assignment of an interest in this Credit Agreement to such other Person(s) pursuant to Section 13.3; and (ii) to indemnify the Borrower and the Administrative Agent and any officers, directors, partners, limited liability company members, agents, employees or representatives of the Borrower or the Administrative Agent against, and to hold them harmless from, any tax, interest, additions to tax, penalties, reasonable counsel and accountants' fees, disbursements or payments arising from the assertion by any appropriate taxing authority of any claim against them relating to a failure to withhold taxes as required by law with respect to amounts described in clause
(i) of this paragraph (c) or arising from the reliance by the Borrower or the Administrative Agent on any form or other document furnished by such Lender and purporting to establish a basis for not withholding, or for withholding at a reduced rate, taxes with respect to payments hereunder or under any other Fundamental Document.

               (d) Each assignee of a Lender's interest in this Credit Agreement in conformity with Section 13.3 shall be bound by this Section 2.15, so that such assignee will have all of the obligations and provide all of the forms and statements and all indemnities, representations and warranties required to be given under this Section 2.15.

               (e) Notwithstanding the foregoing, in the event that any withholding taxes or additional withholding taxes shall become payable solely as a result of any change in any statute, treaty, ruling, determination or regulation occurring after the Initial Date in respect of any sum payable hereunder or under any other Fundamental Document to any Lender or any of the Agents (i) the sum payable by the Borrower shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.15) such Lender or the applicable Agent (as the case may be) receives an amount equal to the sum it would have received had no such withholding deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with Applicable Law and (iv) the Borrower shall forward to such Lender or the applicable Agent (as the case may be) the official tax receipts or other documentation pursuant to and as set forth in Section 2.18(b). In addition, the Borrower shall indemnify each Lender and each of the Agents for any additional withholding taxes paid by such Lender or such Agent, as the case may be, or any liability (including penalties and interest) arising therefrom or with respect thereto, whether or not such additional withholding taxes were correctly or legally asserted.

               (f) In the event that a Lender or an Agent receives a refund of or credit for taxes withheld or paid pursuant to this Section 2.15, which credit or refund is identifiable by such Lender or such Agent (as applicable) as being a result of taxes withheld or paid in connection with sums payable hereunder or under any other Fundamental Document, such Lender or such Agent (as applicable) shall promptly notify the Administrative Agent and the Borrower and shall remit to the Borrower the amount of such refund or credit allocable to payments made hereunder or under any other Fundamental Document.

               (g) Each Lender agrees that after it becomes aware of the occurrence of an event that would cause the Borrower to pay any amount pursuant to clause (e) of this Section 2.15, it will use reasonable efforts to notify the Borrower of such event and, to the extent not inconsistent with such Lender's internal policies, will use its reasonable efforts to make, fund or maintain the affected Loans of such Lender through another Lending Office of such Lender if as a result thereof the additional monies which would otherwise be required to be paid by reason of Section 2.15(e) in respect of such Loans would be materially reduced, and if, as determined by such Lender, in its discretion, the making, funding or maintaining of such Loans through such other Lending Office would not otherwise materially adversely affect such Loans or such Lender.

               (h) For any period with respect to which a Lender has failed to provide the Borrower with the appropriate form pursuant to Section 2.15(a) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 2.15(e); provided, however, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such taxes.

               SECTION 2.16 Interest Adjustments. If the provisions of this Credit Agreement or any note evidencing any of the Loans hereunder would at any time require payment by the Borrower to a Lender of any amount of interest in excess of the maximum amount then permitted by the law applicable to any Loan, the applicable interest payments to that Lender in connection with such Loan shall be reduced to the extent and in such a manner as is necessary in order that such Lender shall not receive interest in excess of such maximum amount. If, as a result of the foregoing, a Lender shall receive interest payments hereunder with respect to a Loan or under a note evidencing such Loan in an amount less than the amount otherwise provided hereunder, such deficit (hereinafter called the "Interest Deficit") will, to the fullest extent permitted by Applicable Law, cumulate and will be carried forward (without interest) until the Facility Termination Date (except to the extent paid pursuant to the immediately succeeding sentence). Interest otherwise payable to a Lender hereunder with respect to such Loan and under any note evidencing such Loan for any subsequent period shall be increased by the maximum amount of the Interest Deficit that may be so added without causing such Lender to receive interest in excess of the maximum amount then permitted by Applicable Law.

               The amount of any Interest Deficit relating to any Loan and any note evidencing such Loan shall be treated as a prepayment premium and shall, to the fullest extent permitted by Applicable Law, be paid in full at the time of any optional prepayment by the Borrower to the Lenders of all the Loans at that time outstanding pursuant to Section 2.8 hereof. The amount of any Interest Deficit relating to a Loan and any note at the time of any complete payment of the Loans at that time outstanding (other than an optional prepayment thereof pursuant to Section 2.7 hereof) shall be canceled and not paid.

               SECTION 2.17 Manner of Payments. All payments of principal and interest by the Borrower in respect of any Loans shall be allocated pro rata among the Lenders holding such Loans in accordance with the then outstanding principal amounts of such Loans held by them. All payments by the Borrower hereunder and under any notes evidencing the Loans hereunder shall be made without offset, counterclaim, recoupment, defense, setoff or other deduction in Dollars, in Federal or other immediately available funds, at the office of the Administrative Agent, 201 South College Street, Charlotte, NC 28288, Attention:
Syndication Agency Services, for credit to Guilford Mills, Inc., no later than 1:00 p.m. (Eastern time), on the date on which such payment shall be due. Any payment received at such office after such time shall be deemed received on the following Business Day.

               SECTION 2.18 Letters of Credit. (a) (i) Upon the terms and subject to the conditions hereof and of Applicable Law, the Issuing Bank agrees to continue the existing Letters of Credit set forth on Schedule 2.18 hereto (which Letters of Credit shall be deemed issued hereunder for all purposes hereof) and, upon the request of the Borrower, to issue Letters of Credit (and to extend Letters of Credit previously issued hereunder) payable in Dollars from time to time after the Closing Date and prior to the Commitment Termination Date; provided, however, that (A) the Borrower shall not request, and the Issuing Bank shall not issue, any Letter of Credit if, after giving effect thereto, the sum of the then current L/C Exposure, plus the aggregate principal amount of all Loans then outstanding would exceed the Maximum Credit Amount, (B) the Borrower shall not request, and the Issuing Bank shall not issue, any Letter of Credit having an expiration date (x) later than the tenth day prior to the Commitment Termination Date or (y) more than one year after its date of issuance or extension and (C) the Borrower shall not request, and the Issuing Bank shall not issue, any Letter of Credit if, after giving effect thereto, the then current L/C Exposure with respect to Letters of Credit would exceed $10,000,000.

                (ii) Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby agrees to, have irrevocably purchased from the Issuing Bank a participation in such Letter of Credit in accordance with such Lender's Percentage.

                (iii) Each Letter of Credit may, at the option of the Issuing Bank, provide that the Issuing Bank may (but shall not be required to) pay all or any part of the maximum amount which may at any time be available for drawing thereunder to the beneficiary thereof upon the occurrence or continuation of an Event of Default and the acceleration of the maturity of the Loans; provided, that, if payment is not then due to the beneficiary, the Issuing Bank shall deposit the funds in question in a segregated account with the Issuing Bank to secure payment to the beneficiary and any funds so deposited shall be paid to the beneficiary of the Letter of Credit if conditions to such payment are satisfied or returned to the Issuing Bank for distribution to the Lenders (or, if all Obligations shall have been indefeasibly paid in full in cash, to the Borrower) if no payment to the beneficiary has been made and the final date available for drawings under the Letter of Credit has passed. Each payment or deposit of funds by the Issuing Bank as provided in this paragraph shall be treated for all purposes of this Credit Agreement as a drawing duly honored by such Issuing Bank under the related Letter of Credit.

               (b) Whenever the Borrower desires the issuance of a Letter of Credit, it shall deliver to the Administrative Agent and the Issuing Bank a written notice no later than 1:00 p.m. (Eastern time) at least two (2) Business Days prior to the proposed date of issuance (or such lesser time as is acceptable to the Issuing Bank). Such notice shall specify (i) the proposed date of issuance (which shall be a Business Day), (ii) the face amount of the Letter of Credit, (iii) the expiration date of the Letter of Credit and (iv) the name and address of the beneficiary. Such notice shall be accompanied by a brief description of the underlying transaction and upon request of the Issuing Bank or the Administrative Agent, the Borrower shall provide additional details regarding the underlying transaction. Concurrently with the giving of written notice of a request for the issuance of a Letter of Credit, the Borrower shall specify a precise description of the documents and the verbatim text of any certificate to be presented by the beneficiary of such Letter of Credit which, if presented by such beneficiary prior to the expiration date of the Letter of Credit, would require the Issuing Bank to make payment under the Letter of Credit; provided, however, that the Issuing Bank, in its reasonable discretion, may require customary changes in any such documents and certificates to be presented by the beneficiary. Any Letter of Credit shall be issued solely for one of the following purposes: (1) to provide credit support for indemnity obligations of a Credit Party in connection with the sale or lease of an asset permitted hereunder (provided, that the applicable indemnity obligation is not prohibited by the terms of this Credit Agreement), (2) in connection with a Permitted Lien or (3) for such other purpose as has been approved by the Administrative Agent and the Issuing Bank. Upon issuance of each Letter of Credit, the Issuing Bank shall notify the Administrative Agent of the issuance of such Letter of Credit. Promptly after receipt of such notice, the Administrative Agent shall notify each Lender of the issuance and the amount of such Lender's respective participation in the applicable Letter of Credit.

               (c) Each Letter of Credit shall be subject to (i) the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 500, or any successor publication, as adopted or amended from time to time (the "Uniform Customs") and (ii) as to matters not addressed by the Uniform Customs, the law of the State of New York (or, if the Issuing Bank so elects, the law of the jurisdiction in which the office from which it issues its



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
Letters of Credit is located). The Issuing Bank shall be entitled to honor any drafts and accept any documents presented to it by the beneficiary of such Letter of Credit in accordance with the terms of such Letter of Credit and believed by the Issuing Bank in good faith to be genuine. The Issuing Bank shall not have any duty to inquire as to the accuracy or authenticity of any draft or other drawing documents which may be presented to it, but shall be responsible only to determine in accordance with customary commercial practices that the documents which are required to be presented before payment or acceptance of a draft under any Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit.

               (d) If the Issuing Bank shall make payment on any draft presented under a Letter of Credit (regardless of whether a Default, Event of Default or acceleration has occurred), the Issuing Bank shall give notice of such payment to the Administrative Agent and the Lenders, and each Lender hereby authorizes and requests the Issuing Bank to advance for its account, pursuant to the terms hereof, its share of such payment based upon its participation in the Letter of Credit and agrees promptly to reimburse the Issuing Bank in immediately available funds in Dollars for the amount so advanced on its behalf by the Issuing Bank. If any such reimbursement is not made by any Lender in immediately available funds on the same day on which the Issuing Bank shall have made payment on any such draft, such Lender shall pay interest thereon to the Issuing Bank at a rate per annum equal to the Issuing Bank's cost of obtaining overnight funds in the Federal Funds market for the first three (3) days following the time when such Lender fails to make the required reimbursement, and thereafter at a rate per annum equal to the Base Rate plus the Applicable Interest Margin for Base Rate Loans.

               (e) The Borrower is absolutely, unconditionally and irrevocably obligated to reimburse all amounts drawn under each Letter of Credit. If any draft is presented under a Letter of Credit, the payment of which is required to be made at any time on or before the Commitment Termination Date, then payment by the Issuing Bank of such draft shall constitute a Loan (which is a Base Rate
Loan) hereunder and interest shall accrue from the date the Issuing Bank makes payment on such draft under such Letter of Credit. If any draft is presented under a Letter of Credit, the payment of which is required to be made after the Commitment Termination Date or at the time when an Event of Default or Default shall have occurred and then be continuing, then the Borrower shall immediately pay to the Issuing Bank, in immediately available funds, the full amount of such draft together with interest thereon at a rate per annum of 2% in excess of the rate then in effect for Loans which are Base Rate Loans from the date on which the Issuing Bank makes such payment of such draft until the date it receives full reimbursement for such payment from the Borrower. The Borrower further agrees that the Issuing Bank may reimburse itself for such drawing from the balance in any other account of the Borrower maintained with the Issuing Bank.

               (f) (i) The Borrower agrees to pay the following amounts to the Issuing Bank with respect to Letters of Credit issued by it hereunder:

                        (A) with respect to the issuance, amendment, transfer or
                other transaction related to a Letter of Credit and each drawing made thereunder, documentary and processing charges in accordance with the Issuing Bank's standard schedule for such charges in effect at the time of such issuance, amendment, transfer, drawing or other transaction, as the case may be; and

                        (B) a fronting fee payable directly to the Issuing Bank,
                for its sole account, for the period from and including the Closing Date to, but excluding, the Commitment Termination Date computed at a rate equal to one-quarter of one percent (0.25%) per annum of the daily average L/C Exposure (calculated in the same manner as interest on a Eurodollar Loan), such fee to be due and payable in arrears on and through the last Business Day of each March, June, September and December in each year (commencing on the last Business Day of December 2002) prior to the Commitment Termination Date or the expiration of the last outstanding Letter of Credit (whichever is later) and on the later of the Commitment Termination Date and the expiration of the last outstanding Letter of Credit.

                (ii) The Borrower agrees to pay to the Administrative Agent for distribution to each Lender in respect of its L/C Exposure, such Lender's pro rata share (based on its Commitment) of a commission equal to (A) a per annum percentage rate equal to the Applicable Interest Margin for Loans which are Eurodollar Loans multiplied by (B) the average daily amount of the L/C Exposure. Such commission shall be calculated in the same manner as interest on a Eurodollar Loan and shall be due and payable in arrears on and through the last Business Day of each March, June, September and December in each year (commencing on the last Business Day of December 2002) prior to the Commitment Termination Date or the expiration of the last outstanding Letter of Credit (whichever is later) and on the later of the Commitment Termination Date and the expiration of the last outstanding Letter of Credit. From the occurrence and during the continuance, of an Event of Default, such commission shall be increased to an amount equal to 2% plus the Applicable Interest Margin for Loans which are Eurodollar Loans multiplied by the daily average amount of the L/C Exposure; and

                (iii) Promptly upon receipt by the Issuing Bank or the Administrative Agent of any amount described in clause (ii) of this
        Section 2.18(f), or any amount described in Section 2.18(e) previously reimbursed to the Issuing Bank by the Lenders, the Issuing Bank or the Administrative Agent (as applicable) shall distribute to each Lender its pro rata share of such amount based on its participation in, or amount paid by such Lender with respect to, the applicable Letter(s) of Credit. Amounts payable under clauses (i)(A) and (i)(B) of this Section 2.18(f) shall be paid directly to the Issuing Bank and shall be for its exclusive use.

               (g) If by reason of (i) any change in Applicable Law after the Initial Date, or in the interpretation or administration thereof (including, without limitation, any request, guideline or policy not having the force of law) by any Governmental Authority charged with the administration or interpretation thereof, or (ii) compliance by the Issuing Bank or any Lender with any direction, request or requirement (whether or not having the force of law) issued after the Initial Date by any Governmental Authority or monetary authority, including, without limitation, any change whether or not proposed or published prior to the Initial Date and any modifications to Regulation D occurring after the Initial Date:

                        (A) the Issuing Bank or any Lender shall be subject to
                any tax, levy, impost, duty, fee, charge, deduction or withholding of any nature with respect to any Letter of Credit (other than withholding tax imposed by the United States of America or any other tax, levy, impost, duty, fee, charge, deduction or withholding (1) that is measured with respect to the overall net income of the Issuing Bank or such Lender or of a Lending Office of the Issuing Bank or such Lender, and that is imposed by the United States of America, or by the jurisdiction in which the Issuing Bank or such Lender is incorporated, or in which such Lending Office is located, managed or controlled or in which the Issuing Bank or such Lender has its principal office or a presence which is not otherwise connected with, or required by, this transaction (or any political subdivision or taxing authority thereof or therein) or (2) that is imposed solely by reason of the Issuing Bank or such Lender failing to make a declaration of, or otherwise to establish, nonresidence or to make any other claim for exemption, or otherwise to comply with any certification, identification, information, documentation or reporting requirements prescribed under the laws of the relevant jurisdiction, in those cases where the Issuing Bank or such Lender may properly make the declaration or claim or so establish nonresidence or otherwise comply), or to any variation thereof or to any penalty with respect to the maintenance or fulfillment of its obligations under this Section 2.18, whether directly or by such being imposed on or suffered by the Issuing Bank or any Lender;

                        (B) the basis of taxation of any fee or amount payable
                hereunder with respect to any Letter of Credit or any participation therein shall be changed;

                        (C) any reserve, deposit or similar requirement is or
                shall be applicable, imposed or modified in respect of any Letter of Credit issued by the Issuing Bank or participations therein purchased by any Lender; or

                        (D) there shall be imposed on the Issuing Bank or any
                Lender any other condition regarding this Section 2.18, any Letter of Credit or any participation therein;

and the result of the foregoing is to directly or indirectly increase from the conditions that exist on the Initial Date the cost to the Issuing Bank or any Lender of issuing, making or maintaining any Letter of Credit or of purchasing or maintaining any participation therein, or to reduce the amount receivable in respect thereof by the Issuing Bank or any Lender, then and in any such case the Issuing Bank or such Lender may, at any time, notify the Borrower, and the Borrower shall pay on demand such amounts as the Issuing Bank or such Lender may specify to be necessary to compensate the Issuing Bank or such Lender for such additional cost or reduced receipt. Sections 2.13(b), (c) and (d) shall in all instances apply to the Issuing Bank and any Lender with respect to the Letters of Credit issued hereunder. The determination by the Issuing Bank or any Lender, as the case may be, of any amount due pursuant to this Section 2.18 as set forth in a certificate setting forth the calculation thereof in reasonable detail shall, in the absence of manifest error, be final, conclusive and binding on all of the parties hereto.

               (h) If at any time when an Event of Default shall have occurred and be continuing, any Letters of Credit shall remain outstanding, then the Issuing Bank may, and if directed by the Required Lenders shall, require the Borrower to deliver to the Administrative Agent cash or Cash Equivalents in an amount equal to 105% of the amount of the L/C Exposure or to furnish other security acceptable to the Issuing Bank and the Required Lenders. Any amounts so delivered pursuant to the preceding sentence shall be applied to reimburse the Issuing Bank for the amount of any drawings honored under Letters of Credit and any costs associated with the Letters of Credit; provided, however, that if prior to the Commitment Termination Date, (i) no Default or Event of Default is then continuing, then the Administrative Agent shall return all of such collateral relating to such deposit to the Borrower if requested by it or (ii) Letters of Credit shall expire or be returned by the beneficiary so that the amount of the cash or Cash Equivalents delivered to the Administrative Agent hereunder shall exceed 105% of the then current L/C Exposure, then such excess shall first be applied to pay any Obligations owing to the Lenders under this Credit Agreement and the remainder shall be returned to the Borrower.

               (i) Notwithstanding the termination of the Commitments and the payment of the Loans, the obligations of the Borrower under this Section 2.18 shall remain in full force and effect until the Administrative Agent, the Issuing Bank and the Lenders shall have been irrevocably released from their obligations with regard to any and all Letters of Credit.

               (j) The obligations of the Borrower to reimburse the Issuing Bank and the Lenders for drawings made under any Letter of Credit shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Credit Agreement under all circumstances, including, without limitation: (i) any lack of validity or enforceability of any Letter of Credit;
(ii) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against a beneficiary of any Letter of Credit or against the Issuing Bank or any of the Lenders, whether in connection with this Credit Agreement, the transactions contemplated herein or any unrelated transaction; (iii) payment by the Issuing Bank against any draft, demand, certificate or other document presented under any Letter of Credit which proves to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (iv) payment by the Issuing Bank of any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit (including, without limitation, payment by the Issuing Bank in accordance with its usual practices and procedures, subsequent to the expiry date of a Letter of Credit, as long as the Issuing Bank has obtained the consent of the Borrower thereto and has not been notified in writing by the Administrative Agent or a Lender of the occurrence of the Commitment Termination
Date); (v) any other circumstance or happening whatsoever, which is similar to any of the foregoing; or (vi) the fact that any Event of Default shall have occurred and be continuing (it being understood that any such payment by the Borrower shall be without prejudice to, and shall not constitute a waiver of, any rights the Borrower might have or might acquire against any party as a result of the payment by the Issuing Bank of any draft or the reimbursement by the Borrower thereof).

3. REPRESENTATIONS AND WARRANTIES OF CREDIT PARTIES

               In order to induce the Agents, the Issuing Bank and the Lenders to enter into this Credit Agreement and to make Loans and to issue or purchase participations in the Letters of Credit provided for herein, the Credit Parties, jointly and severally, make the following representations and warranties to, and agreements with, the Agents, the Issuing Bank and the Lenders, all of which shall survive the execution and delivery of this Credit Agreement, the issuance of any notes evidencing any of the Loans hereunder and the making of the Loans and the issuance of the Letters of Credit:

               SECTION 3.1 Existence and Power. (a) Each Credit Party is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and is qualified to do business and is in good standing in all jurisdictions where either (i) the nature of its properties or business so requires or (ii) the failure to be in good standing could reasonably be expected to have a Material Adverse Effect. Schedule 3.1(a) hereto sets forth a list of all jurisdictions in which each Credit Party is incorporated or organized and is so qualified.

               (b) Each of the Credit Parties has the partnership, company or corporate, as the case may be, power and authority (i) to own its respective properties and carry on its respective business as now being, or as now intended to be, conducted, (ii) to execute, deliver and perform, as applicable, its obligations under the Fundamental Documents, the Note Agreement, the A-Advanced Guaranty and the Subordinated Security Agreement, and any other documents contemplated hereby or thereby to which it is or will be a party and (iii) to grant to the Collateral Agent, for the benefit of the Secured Parties, a security interest in the Collateral and the Real Property Assets as contemplated by this Credit Agreement, the other Fundamental Documents to which it is or will be a party, the Note Agreement (with respect to the Borrower), the A-Advanced Guaranty (with respect to the Borrower) and the Subordinated Security Agreement; and in the case of the Pledgors, to pledge to the Collateral Agent for the benefit of the Secured Parties, the Pledged Collateral as contemplated by
Article 10 hereof; and in the case of the Borrower, to execute, deliver and perform its obligations under this Credit Agreement and any notes evidencing any of the Loans hereunder and to borrow hereunder; and in the case of the Guarantors, to guaranty the Obligations as contemplated by Article 9 hereof.

               SECTION 3.2 Authority and No Violation. The execution, delivery and performance of this Credit Agreement, the other Fundamental Documents to which it is a party, the Note Agreement (solely with respect to the Borrower), the A-Advanced Guaranty (solely with respect to the Borrower) and the Subordinated Security Agreement by each Credit Party, the grant to the Collateral Agent for the benefit of the Secured Parties of the security interest in the Collateral and the Real Property Assets as contemplated by this Credit Agreement, the other Fundamental Documents, the Note Agreement, the A-Advanced Guaranty and the Subordinated Security Agreement, in each case to which it is or will be a party, by each Credit Party, and the pledge to the Collateral Agent for the benefit of the Secured Parties of the Pledged Collateral as contemplated by Article 10 hereof, by each Pledgor and, in the case of the Borrower, the Borrowings hereunder and the execution, delivery and performance of any notes evidencing any of the Loans hereunder and, in the case of each Guarantor, the guaranty of the Obligations as contemplated in Article 9 hereof, (i) have been



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
duly authorized by all necessary company, partnership, member or corporate (as applicable) action on the part of each such Credit Party, (ii) will not constitute a violation of any provision of Applicable Law or any order of any Governmental Authority applicable to such Credit Party or any of its respective properties or assets, (iii) will not violate any provision of the Certificate of Incorporation, By-Laws, partnership agreement, limited liability company agreement, articles of organization or any other organizational document of any Credit Party or any Subsidiary of a Credit Party, or any provision of any, material indenture, agreement, bond, note, mortgage, deed of trust, or other similar instrument to which such Credit Party is a party or by which such Credit Party or any of its respective properties or assets are bound or to which such Credit Party is subject, (iv) will not be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or create any right to terminate, any indenture, agreement, bond, note, mortgage, deed of trust, or other instrument to which a Credit Party is party or by which a Credit Party is bound (other than with respect to the agreement set forth in Section 6.4(i) hereof) and (v) will not result in the creation or imposition of (or the obligation to create or impose) any Lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of any of the Credit Parties or any Subsidiary of a Credit Party other than pursuant to this Credit Agreement, the other Fundamental Documents, the Note Agreement, the A-Advanced Guaranty and the Subordinated Security Agreement.

               SECTION 3.3 Governmental Approval. (a) All authorizations, approvals, orders, consents, licenses, registrations or filings from or with any Governmental Authority (other than UCC financing statements and the Mortgages, all of which will be delivered to the Collateral Agent in accordance with the terms of this Credit Agreement, in form suitable for recording or filing with the appropriate filing office) required for the execution, delivery and performance by any Credit Party) of this Credit Agreement and the other Fundamental Documents to which it is a party, and the execution and delivery by the Borrower of any notes evidencing any of the Loans hereunder, have been duly obtained or made, and are in full force and effect, and if any further authorizations, approvals, orders, consents, licenses, registrations or filings should hereafter become necessary, the Credit Parties shall obtain or make all such authorizations, approvals, orders, consents, licenses, registrations or filings.

               (b) Each Credit Party and each Subsidiary of a Credit Party has obtained and holds in full force and effect all licenses, authorizations, consents, franchises, permits, certificates (including, without limitation, certificates of need) accreditations, easements, rights of way and other approvals necessary to own its respective property and assets and to carry on its respective business as now being, or as now intended to be, conducted, other than those the absence of which is not reasonably likely to have a Material Adverse Effect.

               SECTION 3.4 Binding Agreements. Each Credit Party has duly executed and delivered this Credit Agreement, each other Fundamental Document to which it is a party and the Subordinated Security Agreement. The Borrower has duly executed and delivered the Note Agreement and the A-Advanced Guaranty. Each of this Credit Agreement, the other Fundamental Documents, the Note Agreement, the A-Advanced Guaranty and the Subordinated Security Agreement constitutes the legal, valid and binding obligation of each Credit Party that is a party thereto, enforceable against such Credit Party in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity, whether such enforceability is considered in a proceeding at law or in equity.

               SECTION 3.5 No Material Adverse Effect. (a) Since June 30, 2002, there has been no material adverse change with respect to the business, operations, performance, assets, properties, condition (financial or otherwise) or prospects of the Borrower or the Borrower and the Credit Parties taken as a whole, other than those changes which have occurred in connection with the administration by the Bankruptcy Court of the Cases.

               (b) No Credit Party has entered or is entering into the arrangements contemplated hereby and by the other Fundamental Documents, the Note Agreement, the A-Advanced Guaranty or the Subordinated Security Agreement, or intends to make any transfer or incur any obligations hereunder or thereunder, with actual intent to hinder, delay or defraud either present or future creditors. On and as of the Closing Date after giving effect to the Plan, on a Pro Forma Basis after giving effect to all Indebtedness (including the Loans and the Notes) expected to be in existence on the Closing Date: (i) each Credit Party expects the cash available to such Credit Party, after taking into account all other anticipated uses of the cash of such Credit Party (including the payments on or in respect of debt referred to in clause (iii) of this
Section 3.5(b)), will be sufficient to satisfy all final judgments for money damages which have been docketed against such Credit Party or which may be rendered against such Credit Party in any action in which such Credit Party is a defendant as of the date hereof (taking into account the reasonably anticipated maximum amount of any such judgment and the earliest time at which such judgment might be entered); (ii) the sum of the present fair saleable value of the assets of each Credit Party will exceed the probable liability of such Credit Party on its debts (including its Guaranties); (iii) no Credit Party will have incurred or intends to, or believes that it will, incur debts beyond its ability to pay such debts as such debts mature (taking into account the timing and amounts of cash to be received by such Credit Party from any source, and of amounts to be payable on or in respect of debts of such Credit Party and the amounts referred to in clause (i)); and (iv) each Credit Party believes it will have sufficient capital with which to conduct its present and proposed business and the property of such Credit Party does not constitute unreasonably small capital with which to conduct its present or proposed business. For purposes of this Section 3.5(b), "debt" means any liability or a claim, and "claim" means any (y) right to payment whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, or (z) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured.

               SECTION 3.6 Financial Information. (i) The audited, consolidated balance sheet of the Borrower and its Consolidated Subsidiaries at September 30, 2001 and (ii) the unaudited, consolidated balance sheets of the Borrower and its Consolidated Subsidiaries at June 30, 2002, together in each case with the related statements of income, stockholders' equity and cash flows and the related notes and supplemental information, in the forms which have previously been delivered to the Lenders, have been prepared in accordance with GAAP consistently applied, except as otherwise indicated in the notes to such financial statements and subject in the case of unaudited statements, to changes resulting from year-end and audit adjustments. All of such financial statements fairly present, in accordance with GAAP, the consolidated financial position and the results of operations, as the case may be, of the Borrower and its Consolidated Subsidiaries, at the dates or for the periods indicated.

               SECTION 3.7 Credit Parties and their Subsidiaries. (a) Annexed hereto as Schedule 3.7 is a correct and complete list as of the Closing Date, of each Credit Party and each Subsidiary of a Credit Party showing, as to each, (i) its exact legal name, (ii) the jurisdiction in which it was incorporated or otherwise organized, (iii) its type of organization, (iv) in the case of a Credit Party, its taxpayer identification number and organizational identification number if it has one, (v) in the case of a Credit Party which is a corporation, its authorized capitalization, the number of shares of its capital stock outstanding and the ownership of such capital stock, (vi) in the case of a Credit Party which is a limited partnership, the general partners and limited partners of such Credit Party and the ownership of its partnership interests, (vii) in the case of a Credit Party which is a limited liability company, the members of such Credit Party and the ownership of its limited liability company interests and (viii) in the case of each Credit Party, the location of its chief executive office and the location where it keeps the records concerning the Collateral or any Real Property Asset or any item included in the Collateral.

               (b) As of the Closing Date, no Credit Party owns any voting stock or other beneficial interest, either directly or indirectly, in any Person other than another Credit Party or as set forth on Schedule 3.7 hereto.

               (c) As of the Closing Date, no Credit Party is a limited or general partner in any joint venture or partnership, except as set forth on
Schedule 3.7 hereto.

               SECTION 3.8 Patents, Trademarks, Copyrights and Other Rights. (a) The Credit Parties and their Subsidiaries possess all patents, patent rights and licenses, trademarks, service marks, tradenames, trademark rights and licenses, copyrights, copyright rights and licenses and any other similar rights, free from burdensome restrictions, which are material to the conduct of their respective businesses (collectively the "Proprietary Rights") and have duly recorded their interest in the United States Patent and Trademark Office or the United States Copyright Office as applicable. Schedule 3.8(a) lists all registered Proprietary Rights, and all Proprietary Rights as to which an application for registration has been made, owned and used or held for use by any Credit Party or any Subsidiary of a Credit Party, specifying as to each, as applicable: (i) the nature of such Proprietary Right; (ii) the Credit Party or Subsidiary thereof which owns such Proprietary Right; (iii) the jurisdictions or government offices by or in which such Proprietary Right has been issued or registered (or, if applicable, in which an application for such issuance or registration has been filed), including the respective registration or application numbers and (iv) all licenses, sublicenses and other agreements to which a Credit Party or Subsidiary thereof is a party and pursuant to which any Person is authorized to use any Proprietary Right including, as to licenses to a Credit Party or Subsidiary thereof, the identity of the licensor, and as to licenses granted by a Credit Party or Subsidiary thereof, the identity of the licensee. To the best of the Credit Parties' knowledge, a Credit Party or



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
Subsidiary thereof is either (1) the sole and exclusive owner (excluding licenses granted by a Credit Party or Subsidiary thereof) of all right, title and interest in and to (free and clear of any Lien) the Proprietary Rights described in Schedule 3.8(a) hereto and has sole and exclusive rights to the use thereof or the material covered thereby in connection with the services or products in respect of which they are being used, or (2) the licensee of (free and clear of any Lien) the Proprietary Rights described in Schedule 3.8(a) hereto and has the rights to the use thereof or material covered thereby (other than, in the cases of each of clauses (1) and (2) above, Proprietary Rights for which an application is pending) in connection with the services or products in respect of which they are being used.

               (b) Except as set forth on Schedule 3.8(b) hereto, (i) there is no claim, suit, action or proceeding pending, or to the Credit Parties' knowledge, threatened, against a Credit Party or Subsidiary thereof that involves a claim of infringement of any Proprietary Right and (ii) no Credit Party has any knowledge of any existing infringement by any other Person of any of the Proprietary Rights which in either case would have a Material Adverse Effect.

               SECTION 3.9 Fictitious Names. Except as disclosed on Schedule 3.9 hereto, none of the Credit Parties has done business, is doing business or intends to do business other than under its full corporate, partnership or company name (as applicable), including, without limitation, under any trade name or other doing business name.

               SECTION 3.10 Title to Properties. (a) Except (i) as set forth on
Schedule 3.10(a) hereto or (ii) where the failure to do so would not have a Material Adverse Effect, the Credit Parties and their Subsidiaries have good title to (and with respect to Real Property Assets, good and marketable title to, or valid leasehold interests in) each of the properties and assets reflected on the financial statements referred to in Section 3.6 hereof, including, without limitation, the Real Property Assets listed on Schedules 3.24(a) and 3.24(b) hereto (other than such properties or assets disposed of in the ordinary course of business since the date of such financial statements or as permitted hereunder) and all such properties and assets are free and clear of Liens, except Permitted Liens.

               (b) Each of the Credit Parties has complied in all material respects with all leases to which it is a party, and is aware of no defaults under any such lease or any conditions which with the passage of time or delivery of notice would constitute a default thereunder and all such leases are in full force and effect. Each of the Credit Parties which is a lessee under any lease, enjoys peaceful and undisturbed possession of the Real Property Assets leased pursuant to such lease, subject to Permitted Liens.

               (c) No Credit Party has received any notice of, nor has any knowledge of, any pending or contemplated condemnation proceeding affecting any Real Property Asset or any sale or disposition thereof in lieu of condemnation, except as otherwise set forth on Schedule 3.10(c) hereto.

               (d) No Credit Party is obligated under any right of first refusal, option or other contractual right to sell, assign or otherwise dispose



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
of any Real Property Asset or any interest therein except for such rights of first refusal, options or other contractual rights described on Schedule 3.10(d) hereto.

               SECTION 3.11 Special Representations Relating to Eligible Account Receivables. With respect to each Eligible Account Receivable, (i) it is genuine and in all respects what it purports to be, and it is not evidenced by a judgment; (ii) it arose out of a completed rendition of services by a Credit Party in the ordinary course of its business and in accordance with the terms and conditions of all contracts or other documents relating thereto and forming a part of the contract between such Credit Party and the Account Debtor; (iii) to the knowledge of the applicable Credit Party, the Account Debtor thereunder had the capacity to contract at the time any contract or other document giving rise to the Account was executed, and is solvent; (iv) to the knowledge of the applicable Credit Party, there are no proceedings or actions which are threatened or pending against the Account Debtor thereunder which could reasonably be expected to result in any material adverse change in such account debtor's financial condition or the collectibility of such Eligible Account Receivable; (v) the Eligible Account Receivable is for a liquidated amount maturing as stated in the Credit Parties' records which are available to the Administrative Agent and the Collateral Agent; (vi) the Eligible Account Receivable is not subject to any offset, Lien, deduction, defense, dispute, counterclaim or any other adverse condition except for discounts and allowances made in the ordinary course of business and consistent with the Credit and Collection Policy, and each Eligible Account Receivable is absolutely owing to such Credit Party and was not contingent in any respect or for any reason, and there are not facts, events or occurrences which in any way impair the validity or enforceability thereof or tend to reduce the amount payable thereunder from the face amount of the invoice and statements with respect thereto; and (vii) the Credit Party has made no agreement with any Account Debtor for any deduction therefrom, except discounts or allowances which are granted by such Credit Party in the ordinary course of its business for the prompt payment and which are reflected in the calculation of the net amount of the invoice related thereto.

               SECTION 3.12 Litigation; Judgments. (a) Except as set forth on
Schedule 3.12(a) hereto, there are no actions, suits or other proceedings at law or in equity by or before any arbitrator or arbitration panel, or any Governmental Authority (including, but not limited to, matters relating to environmental liability) or any investigation by any Governmental Authority of the affairs of, or to the best of each Credit Party's knowledge, threatened action, suit or other proceeding against or affecting, any Credit Party, any Subsidiary of a Credit Party or of any of their respective properties or rights which either (A) if adversely determined, could reasonably be expected to have a Material Adverse Effect, or (B) relate to this Credit Agreement, any Fundamental Document or any of the transactions contemplated hereby or thereby or the Loans hereunder. No Credit Party and no Subsidiary of a Credit Party is in default with respect to any order, writ, injunction, decree, rule or regulation of any Governmental Authority binding upon such Person, which default could reasonably be expected to have a Material Adverse Effect.

               (b) There are no unpaid final, nonappealable judgments or decrees in an aggregate amount of $500,000 or more entered by a court or courts of competent jurisdiction against any Credit Party or any Subsidiary of a Credit Party (other than any judgment as to which, and only to the extent, a reputable insurance company has acknowledged coverage of such claim in writing).



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
               SECTION 3.13 Federal Reserve Regulations. No Credit Party nor any Subsidiary of a Credit Party is engaged principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of the Loans will be used, directly or indirectly, whether immediately, incidentally or ultimately (i) to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, or (ii) for any other purpose, in each case, violative of or inconsistent with any of the provisions of any regulation of the Board, including, without limitation, Regulations T, U and X thereto.

               SECTION 3.14 Investment Company Act. No Credit Party nor any Subsidiary of a Credit Party is, or will during the term of this Credit Agreement be, (i) an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended, or (ii) subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or any foreign, federal or local statute or any other Applicable Law of the United States of America or any other jurisdiction, in each case limiting its ability to incur indebtedness for money borrowed as contemplated hereby or by any other Fundamental Document.

               SECTION 3.15 Taxes. Except as set forth on Schedule 3.15 hereto,
(i) each Credit Party has filed or caused to be filed all United States federal tax returns, state income tax returns and other material tax returns which are required to be filed with any Governmental Authority after giving effect to applicable extensions, and has paid or has caused to be paid all taxes as shown on said returns or on any assessment received by them, to the extent that such taxes have become due, except as permitted by Section 5.8 hereof and (ii) each Subsidiary of a Credit Party which is not itself a Credit Party has filed or caused to be filed all United States federal tax returns, state income tax returns and other material tax returns which are required to be filed with any Governmental Authority after giving effect to applicable extensions, and has paid or has caused to be paid all taxes as shown on said returns or on any assessment received by them, to the extent that such taxes have become due, except as permitted by Section 5.8 hereof or to the extent that the failure of such Subsidiary to do so would not have a Material Adverse Effect hereunder. No Credit Party knows of any material additional assessments or any basis therefor. In the reasonable, good faith opinion of the Credit Parties, the charges, accruals and reserves on the books of the Credit Parties and their Subsidiaries in respect of taxes or other governmental charges are adequate.

               SECTION 3.16 Compliance with ERISA. (a) Each Plan has been maintained and operated in all material respects in accordance with all Applicable Laws, including ERISA and the Code except to the extent that any failure thereof could not reasonably be expected to result in a material liability. Each Plan intended to qualify under Section 401(a) of the Code so qualifies except to the extent that any failure to so qualify could not reasonably be expected to result in a material liability. No Reportable Event has occurred since the effective date of the Plan of Reorganization. No Plan has an "accumulated funding deficiency," within the meaning of Section 412 of the Code or Section 302 of ERISA, or has applied for or received a waiver of the



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
minimum funding standards or an extension of any amortization period, within the meaning of Section 412 of the Code or Section 303 or 304 of ERISA. No material liability has been, and no circumstances exist pursuant to which any such material liability could reasonably likely be, imposed upon any Credit Party or ERISA Affiliate (i) under Sections 4971 through 4980B of the Code, Section 409, 502(i), 502(l) or 515 of ERISA, or under Title IV of ERISA with respect to any Plan or Multiemployer Plan, or with respect to any plan heretofore maintained by any Credit Party or ERISA Affiliate, or any entity that heretofore was an ERISA Affiliate, or (ii) for the failure to fulfill any obligation to contribute to any Multiemployer Plan. Neither any Credit Party nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization or has been terminated within the meaning of Title IV of ERISA, no Multiemployer Plan is reasonably expected to be in reorganization or to be terminated and, using actuarial assumptions and computation methods consistent with Part 1 of Subtitle E of Title IV of ERISA, the aggregate liabilities of the Credit Parties and their ERISA Affiliates to all Multiemployer Plans in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan then ended would not exceed $1,000,000.

               (b) Assuming none of the Lenders is using assets of any employee benefit plan subject to Title I of ERISA or any "plan" (within the meaning of Section 4975(e) of the Code) maintained by the Borrower or any of its ERISA Affiliates to make the Loans, the execution, delivery and performance of the Fundamental Documents, the Note Agreement, the A-Advanced Guaranty and the Subordinated Security Agreement, and the consummation of the transactions contemplated hereby and thereby will not involve any "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code.

               SECTION 3.17 Agreements. (a) No Credit Party nor any Subsidiary of a Credit Party is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party (including, without limitation, the Note Agreement) or by which it or any of its property or assets is bound in any respect which default could reasonably be expected to result in a Material Adverse Effect.

               (b) Schedule 3.17(b) hereto is a true and complete listing as of the Closing Date of (i) all material credit agreements, indentures, and other agreements related to any Indebtedness of any Credit Party, other than the Fundamental Documents, the Note Agreement, the A-Advanced Guaranty and the Subordinated Security Agreement, (ii) all material joint venture agreements to which any Credit Party is a party, (iii) all material leases with respect to any Real Property Asset, (iv) all material agreements or other arrangements pursuant to which a Credit Party has granted a Lien to any Person and, (v) all other contractual arrangements entered into by a Credit Party or by which any Credit Party or any of its property or assets is bound which arrangements are material to any Credit Party, including but not limited to, Guaranties.

               SECTION 3.18 Security Interest. (a) This Credit Agreement and the other Fundamental Documents (other than the Mortgages), when executed and delivered, will create and grant to the Collateral Agent for the benefit of the Secured Parties (upon (i) the filing of the appropriate UCC-1 financing statements with the filing offices listed on Schedule 3.18(a) hereto, a valid and first priority perfected security interest in the Collateral, subject only to Permitted Liens.



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
               (b) The Mortgages, when executed and delivered, will create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable first priority Lien on all of the Credit Parties' respective right, title and interest in and to all the Real Property Assets (except personalty that does not constitute fixtures) and the proceeds thereof. The Mortgages shall constitute fully perfected first priority Liens on, and fully perfected first priority security interests in, all right, title and interest of the Credit Parties' in all the Real Property Assets (except for the Ancillary Real Property Assets (until Mortgages for the same shall have been executed and delivered) and personalty that does not constitute fixtures) and the proceeds thereof, in each case subject only to Permitted Liens.

               SECTION 3.19 Disclosure. Neither this Credit Agreement nor any other Fundamental Document nor any agreement, document, certificate or statement furnished to any of the Agents, the Issuing Bank or any Lender by or on behalf of any Credit Party in connection with the transactions contemplated hereby, at the time it was furnished or delivered, contained any untrue statement of a material fact regarding the Credit Parties or their Subsidiaries or, when taken together with all such other agreements, documents, certificates and statements, omitted to state a material fact necessary under the circumstances under which it was made in order to make the statements contained herein or therein not misleading. There is no fact known to any Credit Party which has a Material Adverse Effect, or could reasonably be expected in the future to have a Material Adverse Effect.

               SECTION 3.20 Environmental Matters. Except as set forth on
Schedule 3.20 hereto, (a) there are no past, pending, or, to the knowledge of the Borrower, threatened Environmental Claims against, affecting or with respect to any Credit Party or any Subsidiary of any Credit Party or any Premises, and no Credit Party nor any Subsidiary of any Credit Party is aware of any facts or circumstances which could reasonably be expected to form the basis for any such Environmental Claim, except to the extent that any such Environmental Claims, individually or in the aggregate, would not have a Material Adverse Effect;

               (b) No Premises is currently or was formerly used for the handling, storage, treatment, disposal, manufacture, processing or generation of Hazardous Materials, except to the extent that any such activity, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on any Credit Party or any Subsidiary of a Credit Party.

               (c) Each Credit Party and each Subsidiary of any Credit Party have obtained and hold all required material Environmental Permits, except to the extent that any failure to obtain or hold any such Environmental Permit, individually or in the aggregate, would not have a Material Adverse Effect;

               (d) Each Credit Party and each Subsidiary of each Credit Party is in compliance with all terms, conditions and provisions of all applicable (1) Environmental Permits and (2) Environmental Laws, except to the extent that any such non-compliance, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;



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
               (e) No Releases of Hazardous Materials have occurred at, from, in, to, on, or under any Premises, and no Hazardous Materials are present at, in, on, about or migrating to or from any Premises, except to the extent that any such Releases or presence of Hazardous Materials, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

               (f) Neither any Credit Party nor any Subsidiary of any Credit Party, nor any predecessor of any Credit Party or Subsidiary of any Credit Party, to the knowledge of Borrower, has transported or arranged for the treatment, storage, handling, disposal, or transportation of any Hazardous Material to any location (other than any Premises) which could result in an Environmental Claim against any Credit Party or any Subsidiary of any Credit Party, except to the extent that any such Environmental Claim, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

               (g) No Premises is a current, or to the knowledge of any Credit Party or any Subsidiary of any Credit Party, a proposed Environmental Clean-up Site, except to the extent such listing or designation would not reasonably be expected to have a Material Adverse Effect;

               (h) There are no (i) underground storage tanks (active or abandoned), (ii) polychlorinated biphenyl containing equipment, (iii) asbestos-containing material at any Premises, or (iv) lead-based paint located at any Premises, except to the extent that the presence of any of the foregoing, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; and

               (i) There have been no material environmental investigations, studies, audits, tests, reviews or other analyses conducted by, or on behalf of, and which are in the possession of any Credit Party or any Subsidiary of any Credit Party with respect to any Premises which have not been delivered to the Agents except for such investigations, studies, audits, tests, reviews or analyses which do not individually or in the aggregate reveal environmental conditions that could have a Material Adverse Effect.

               SECTION 3.21 Pledged Securities. (a) Annexed hereto as Schedule 3.21(a) under the heading "Pledged Capital Stock and Other Pledged Equity Interests" is a correct and complete list as of the Closing Date, of all the Pledged Securities hereunder showing, as to each, the entity whose stock or other equity interests are being pledged, the Pledgor of such stock or other equity interests, the stock certificate number (if applicable) and the number of shares or amount of the capital stock or other equity interests being pledged hereunder. Also set forth on Schedule 3.21(a) under the heading "Non-Pledged Capital Stock" is a list of the Subsidiaries directly or indirectly owned or controlled by a Credit Party whose Capital Stock will not be pledged hereunder. Each Pledgor (i) is the legal and beneficial owner of, and has sole right, title and interest to, the Pledged Securities owned by such Pledgor, free and clear of all Liens, security interests or other encumbrances whatsoever, except the security interests created by this Credit Agreement, the other Fundamental Documents, the Note Agreement, the A-Advanced Guaranty and the Subordinated Security Agreement and, solely with respect to Pledged Securities of a foreign Subsidiary, Permitted Liens and (ii) has sole right and power to pledge, and



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grant the security interest in, and Lien upon, such Pledged Securities pursuant to this Credit Agreement without the consent of any Person or Governmental Authority whatsoever.

               (b) All of the Pledged Securities are duly authorized, validly issued, fully paid and non-assessable.

               (c) There are no restrictions on the transfer of any of the Pledged Securities which limit the ability of a Pledgor to pledge such securities or interests (as applicable) to the Collateral Agent (for the benefit of the Secured Parties) other than as set forth in the Agreement described in
Section 6.4(i) hereof.

               (d) There are no warrants, options, conversion or similar stock purchase rights currently outstanding with respect to, and no agreements to purchase or otherwise acquire, any shares of the Capital Stock or other equity interests of any issuer of any of the Pledged Securities.

               (e) There are no securities or obligations of any kind convertible into any shares of the Capital Stock or other equity interests of any issuer of any of the Pledged Securities; and

               (f) Article 10 of this Credit Agreement is effective to create a valid, binding and enforceable security interest in, and Lien upon, all right, title and interest of the Pledgors in the Pledged Collateral and upon the delivery of the Pledged Securities to the Collateral Agent, such security interest and Lien constitute a fully perfected first and prior security interest and Lien upon all right, title and interest of the Pledgors in the Pledged Collateral.

               SECTION 3.22 Compliance with Laws. (a) No Credit Party, Subsidiary of a Credit Party or any Real Property Asset is in violation of any Applicable Law (including, without limitation, any Environmental Law or health care law) or any restrictions of record or agreements affecting any Real Property Asset, except for such violations which in the aggregate are not reasonably likely to have a Material Adverse Effect.

               (b) No Credit Party, Subsidiary of a Credit Party or any Real Property Asset is in violation of any zoning or building law, ordinance, rule, regulation or restriction affecting a Real Property Asset or any building permit, including, without limitation, any certificate of occupancy, where such violation could reasonably be expected to result in a Material Adverse Effect.

               (c) The Borrowings hereunder, the intended use of the proceeds of the Loans as contemplated by Section 2.1 hereof, the issuance of the Letters of Credit hereunder and the performance by the Credit Parties of the Fundamental Documents, the Note Agreement, the A-Advanced Guaranty and the Subordinated Security Agreement will not violate any Applicable Law.

               SECTION 3.23 Projected Financial Information. The Borrower has delivered to the Agents certain projections relating to the Borrower consisting of balance sheets, income statements and cash flows, together with a statement of the underlying assumptions. Such projected statements are based on good faith



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
estimates and assumptions believed to be reasonable at the time made, it being recognized by the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results.

               SECTION 3.24 Real Property. (a) Schedule 3.24(a) is a true and complete list as of the Closing Date of (i) the street address of each Real Property Asset owned by a Credit Party, (ii) the Credit Party which owns each such Real Property Asset, (iii) the appraised value of each such Real Property Asset, if available, and the date of the applicable appraisal, (iv) the facility type of each such Real Property Asset, (v) the lease(s) to which each such Real Property Asset is subject and (vi) the name and address of the lessee of each such Real Property Asset. The applicable Credit Party has a fee simple title to each Real Property Asset listed on Schedule 3.24(a) hereto.

               (b) Schedule 3.24(b) is a true and complete list as of the Closing Date of (i) the street address of each Real Property Asset leased by a Credit Party, (ii) the Credit Party which leases each such Real Property Asset,
(iii) the facility type of such Real Property Asset, (iii) the name and address of the owner/lessor of each such Real Property Asset, (iv) the leases to which each such Real Property Asset is subject and (v) the name and address of any sublessee of each such Real Property Asset.

               (c) As of the Closing Date, each lessee or sublessee of a Credit Party with respect to the Real Property Assets listed on either Schedule 3.24(a) or Schedule 3.24(b) hereto is identified under the column entitled "Lessee" in the case of a Real Property Asset listed on Schedule 3.24(a) hereto or "Sublessee" in the case of a Real Property Asset listed on Schedule 3.24(b) hereto.

               SECTION 3.25 No Default. No Default or Event of Default exists under or with respect to any Fundamental Document.


               SECTION 3.26 Labor Matters. Except as set forth on Schedule 3.26 hereto, there are no collective bargaining agreements or Multiemployer Plans covering the employees of any Credit Party and no Credit Party has suffered any strikes, walkouts or work stoppages within the last three (3) years.

               SECTION 3.27 Organizational Documents. The documents delivered pursuant to Section 4.1(b) constitute, as of the Closing Date, all of the organizational documents (together with all amendments and modifications thereof) of the Credit Parties as of the Closing Date. The Credit Parties represent that they have delivered to the Administrative Agent true, correct and complete copies of each of the documents set forth in Section 4.1(b).

               SECTION 3.28 Bank Accounts. Listed on Schedule 3.28 hereto are all bank accounts maintained as of the Closing Date by a Credit Party.



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4. CONDITIONS TO THE EFFECTIVENESS OF THIS CREDIT AGREEMENT AND
THE MAKING OF THE LOANS

               SECTION 4.1 Conditions Precedent to the Effectiveness of This Credit Agreement and the Making of the Loans. The effectiveness of this Credit Agreement and the making of the Loans is subject to the satisfaction in full or waiver of the following conditions precedent:

                (a) The Credit Agreement. The Administrative Agent shall have received executed counterparts of this Credit Agreement, which, when taken together, bear the signatures of the Agents, the Issuing Bank, all of the Credit Parties and all of the Lenders;

                (b) Supporting Documents of the Credit Parties. The Administrative Agent shall have received in form and substance satisfactory to it and its counsel in their sole discretion:

                (i) a copy of the Certificate of Incorporation and by-laws or other organizational documents of each of the Credit Parties, certified as of a recent date by the Secretary of State of the applicable jurisdiction or organization of each Credit Party (to the extent obtainable);

                (ii) a certificate of the Secretary of each Credit Party, dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the certificate of incorporation and by-laws or other organizational documents of such Credit Party as in effect on the date of such certification; (B) that the certificate of incorporation and by-laws or other organizational documents of such Credit Party have not been amended since the date of the last amendment thereto indicated on the certificate of the Secretary of State furnished pursuant to clause
        (i) above, except to the extent specified in such Secretary's Certificate; (C) that attached thereto is a true and complete copy of resolutions or other authorizing documents by the Board of Directors or other appropriate Person or Persons of such Credit Party authorizing the Borrowings (in the case of the Borrower) or the Guaranty by such Credit Party (in the case of each Guarantor), the grant by such Credit Party of the security interests contemplated by the Fundamental Documents and the execution, delivery and performance by such Credit Party in accordance with its respective terms of this Credit Agreement, the other Fundamental Documents to which it is or will be a party and any other documents required or contemplated hereunder or thereunder and that such resolutions or other authorizing documents have not been amended, rescinded or supplemented and are currently in effect; and (D) as to the incumbency and specimen signature of each officer of such Credit Party executing this Credit Agreement, any notes evidencing the Loans (in the case of the Borrower), any other Fundamental Documents, the Note Agreement, the A-Advanced Guaranty, the Subordinated Security Agreement or any other document delivered in connection herewith or therewith on behalf of such Credit Party (such certificate to contain a certification by another officer of such Credit Party as to the incumbency and signature of the officer signing the certificate referred to in this clause (D));



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
                (iii) a certificate dated as of a recent date as to the good standing and/or authority to do business (to the extent obtainable) of the Borrower and the Credit Parties issued by the Secretary of State or other appropriate governmental official of each jurisdiction for each such entity; and

                (iv) such additional documents relating to the Borrower and any other Credit Party as the Administrative Agent or its counsel or any Lender may request;

                (c) Opinions of Counsel. The Administrative Agent shall have received the written opinions of (i) Weil, Gotshal & Manges LLP, counsel to the Credit Parties, (ii) general counsel to the Credit Parties and
        (iii) local counsel in each of the states listed on Schedule 4.1(c) hereto (subject to Section 5.20 hereof), each dated the Closing Date and addressed to the Agents, the Issuing Bank, the Lenders and the other Secured Parties with respect to such matters relating to this Credit Agreement and the Fundamental Documents as may be requested by the Administrative Agent and its counsel, which opinion shall be in form and substance satisfactory to the Administrative Agent and its counsel in their sole discretion;

                (d) No Material Adverse Effect. No Material Adverse Effect shall have occurred since June 30, 2002, other than those changes which have occurred in connection with the administration by the Bankruptcy Court of the Cases;

                (e) Material Agreements. The Administrative Agent or its counsel shall have received a copy, certified by the Borrower, of each agreement listed on Schedule 3.17(b) hereto;

                (f) Financing Statements/Possession of Collateral. The Collateral Agent shall have (i) received for filing all appropriate UCC financing statements to perfect its security interest in the Collateral and evidence satisfactory to the Collateral Agent that such UCC financing statements will be filed on or promptly after the Closing Date, together with any related filing fees or similar charges or taxes payable in connection with such filing; (ii) received the Pledged Securities (to the extent such Pledged Securities are represented by a certificate or other instrument) with appropriate undated stock powers or other appropriate documents executed in blank and (iii) received delivery of all Collateral of the type specified in Section 9-313 of the UCC;

                (g) Mortgages. The Collateral Agent shall have received, subject to Section 5.20 hereof, (i) a duly executed Mortgage and appropriate UCC-1 Financing Statements with respect to each Real Property Asset, in each case in form suitable for recording or filing with the appropriate filing office and (ii) evidence satisfactory to the Collateral Agent in its sole discretion that each of the Mortgages and UCC-1 financing statements has been promptly recorded or filed with the appropriate real property recording or filing office;

                (h) Proprietary Rights Security Agreements. The Collateral Agent shall have received a duly executed Patent Security Agreement in form suitable for recording or filing with the United States Patent and Trademark Office;



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

                (i) Title Insurance. Within forty-five (45) days of the Closing Date, the Collateral Agent shall have received (a) an ALTA (or the equivalent in the State where each Real Property Asset is located) standard form mortgagee title insurance policy (the "Mortgage Policies") issued by the Title Company with respect to each Real Property Asset, in amounts reasonably acceptable to the Collateral Agent, insuring fee simple or leasehold title to each such Real Property Asset and insuring in favor of the Collateral Agent that the applicable Mortgages create valid and enforceable first priority mortgage Liens on the respective Real Property Assets encumbered thereby, which Mortgage Policies shall include an endorsement for mechanics' liens, for future advances under this Agreement and shall be in form and substance reasonably acceptable to the Collateral Agent and (b) evidence satisfactory to the Collateral Agent that such Credit Party has paid to the Title Company or to the appropriate governmental authorities all expenses and premiums of the Title Company and all other sums required in connection with the issuance of the Real Property Assets and all recording and stamp taxes (including mortgage recording and intangible taxes, if any) payable in connection with recording the Mortgages in the appropriate real estate records;

                (j) Copies of Documents Relating to Title Exceptions. Within forty-five (45) Days of the Closing Date, the Collateral Agent shall have received copies of all recorded documents listed as exceptions to title or otherwise referred to in the Mortgage Policies or in the title reports delivered pursuant to Section 4.1(i) above;

                (k) Surveys. Within forty-five (45) days after the Closing Date, with respect to each Real Property Asset, Borrower shall cause to be delivered to the Title Company a survey or other document in such form as shall be required by the Title Company issuing the Mortgage Policy with respect to such Real Property Assets to remove the standard survey exception in coverage for matters which would be disclosed by an accurate survey.

                (l) Zoning Laws, etc. The Collateral Agent shall be satisfied in its sole discretion with the Credit Parties' compliance with all zoning, environmental and other laws, ordinances, rules and regulations affecting or relating to each Real Property Asset;

                (m) Evidence of Title. The Collateral Agent shall be satisfied in its reasonable discretion that each Credit Party has sufficient right, title and interest in and to the Collateral, the Real Property Assets and other assets which it purports to own, as set forth in the documents and other materials presented to the Agents to enable such Credit Party to grant to the Collateral Agent for the benefit of the Secured Parties the security interests contemplated by the Fundamental Documents, and that all financing statements, mortgages and other filings under Applicable Law necessary to provide the Collateral Agent for the benefit of the Secured Parties with a first priority perfected security interest in the Pledged Securities, the Collateral and all Real Property Assets (subject in the case of the Collateral and the Real Property Assets, to Permitted Liens) have been filed and all taxes, recording or other fees relating thereto have been paid, or, have been delivered to the Collateral Agent in satisfactory form for filing;

                (n) Insurance. The Administrative Agent and the Collateral Agent shall have received (i) a summary of all existing insurance coverage maintained by the Credit Parties and their Subsidiaries which summary shall include for each insurance policy, the policy number, the type of



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
        coverage, the policy limits and deductibles, the insurer and the expiration date and (ii) evidence acceptable to the Administrative Agent and the Collateral Agent that the insurance policies required by Section
        5.5 have been obtained and are in full force and effect, including Certificates of Insurance with respect to all existing insurance coverage maintained by the Credit Parties and/or their Subsidiaries which is set forth on the summary delivered pursuant to clause (i) above, which certificates shall comply with the requirements set forth in Section 5.5 hereof;

                (o) Payment of the Fees. The Agents (for their benefit and the benefit of the Lenders) shall have received all Fees due and payable on or before the Closing Date pursuant to the Fee Letter or this Credit Agreement;

                (p) Notes. For each Lender that has requested that the Loans made by it be evidenced by a promissory note, the Administrative Agent shall have received one or more promissory notes each duly executed on behalf of the Borrower, dated the date hereof and payable to the order of such Lender in the principal amount equal to such Lender's Commitment;

                (q) Payment of Other Fees and Expenses. All out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent and the Issuing Bank in connection with this Credit Agreement and the transactions contemplated hereby, including, without limitation, all statements presented for reasonable fees and disbursements of (i) any financial, accounting or valuation advisors or special counsel retained by the Agents (including, but not limited to, Morgan, Lewis & Bockius LLP, counsel to the Agents) and (ii) King & Spalding, special counsel to certain of the Lenders hereunder, shall have been paid by the Borrower;

                (r) Litigation. No litigation, inquiry, injunction or restraining order shall be pending, entered or threatened which involves this Credit Agreement, any of the other Fundamental Documents, the Note Agreement, the A-Advanced Guaranty or the Subordinated Security Agreement or which could reasonably be expected to have a Material Adverse Effect;

                (s) Required Consents and Approvals. The Administrative Agent shall be satisfied in its sole discretion that all required consents and approvals have been obtained with respect to the transactions contemplated hereby from all Governmental Authorities with jurisdiction over the business and activities of any Credit Party and from any other entity whose consent, waiver or approval is required pursuant to the terms of existing contracts to which any of the Credit Parties is bound and which the Administrative Agent in its sole discretion deems necessary to the transactions contemplated hereby;

                (t) Compliance with Laws. The Lenders shall be satisfied in their sole discretion that the transactions contemplated hereby will not violate any provision of Applicable Law, or any order of any court or other agency of the United States or any state thereof applicable to any of the Credit Parties or any of their respective properties or assets;

                (u) Representations and Warranties; No Default. The representations and warranties set forth in Article 3 hereof and in any other Fundamental Documents then in existence shall be true and correct in all material respects, and no Default or Event of Default shall have occurred and be continuing hereunder;



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
                (v) Closing Certificate. The Administrative Agent shall have received a closing certificate signed by an Authorized Officer of the Borrower, substantially in the form of Exhibit F hereto;

                (w) Approval of Counsel to the Agents. All legal matters incident to this Credit Agreement, the Fundamental Documents, the Note Agreement, the A-Advanced Guaranty, the Subordinated Security Agreement and the transactions contemplated hereby and thereby shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel to the Agents and the Issuing Bank;

                (x) Other Documents. The Agents and their counsel shall have received fully executed originals of the Intercreditor Agreement, the Contribution Agreement the account control and blocked account agreements referred to in Section 8.3 and such other documentation as the Agents or their counsel may request, all in form and substance satisfactory to the Administrative Agent and the Collateral Agent in their sole discretion;

                (y) Final Order. A Final Order approving the Plan of Reorganization and the credit facilities contemplated hereby shall have been entered by the Bankruptcy Court (which shall, among other things, approve entry by the Credit Parties into this Credit Agreement, the Fundamental Documents, the Note Agreement, the A-Advanced Guaranty, the Subordinated Security Agreement, the Loans and the transactions contemplated by this Credit Agreement, the Fundamental Documents, the Note Agreement, the A-Advanced Guaranty and the Subordinated Security Agreement) and shall otherwise be in form and substance satisfactory to the Administrative Agent in its sole discretion, and the Effective Date provided thereunder shall have occurred;

                (z) Total Funded Debt. Total Funded Debt (after giving effect to any Loans to be made on the Closing Date, the Notes and any other Indebtedness to be outstanding upon the effectiveness of the Plan of Reorganization) shall not exceed $16,500,000 million;

                (aa) Plan of Reorganization. Substantial consummation of the Plan of Reorganization in accordance with the terms thereof and of the Final Order shall occur concurrently with the Closing Date;

                (bb) Notes. Execution and delivery of the Note Agreement in form and substance and with terms satisfactory to the Administrative Agent in its sole discretion (including, but not limited to, (i) a maximum note value of $135,000,000, (ii) a maximum interest rate of 9.89% (plus any applicable default rate interest payable under the Note Agreement),
        (iii) a maturity date that is not earlier than the maturity date of the Commitment Termination Date, (iv) scheduled amortization in any year prior to final maturity not exceeding 1% of the original aggregate note value on the date of issuance of the Notes and (v) covenants customary for agreements similar to the Note Agreement and customary provisions relating to the exercise of any remedies against any collateral with respect to the Notes satisfactory to the Administrative Agent in its sole discretion); and

               SECTION 4.2 Conditions Precedent to Each Loan and each Letter of Credit. The obligation of the Issuing Bank to issue each Letter of Credit and of



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
the Lenders to make each Loan and to participate in each Letter of Credit (including the initial Loan and/or Letter of Credit) are subject to the following conditions precedent:

               (a) Notice. The Administrative Agent shall have received a notice with respect to such Borrowing or the Issuing Bank and the Administrative Agent shall have received a notice with respect to such Letter of Credit as required by Section 2.1 or Section 2.18 hereof, as applicable;

               (b) Borrowing Certificate. The Administrative Agent shall have received a Borrowing Certificate with respect to such Borrowing, duly executed by an Authorized Officer of the Borrower;

               (c) Representations and Warranties. The representations and warranties set forth in Article 3 hereof and in the other Fundamental Documents shall be true and correct in all material respects on and as of the date of each Borrowing or issuance of a Letter of Credit (except to the extent that such representations and warranties expressly relate to an earlier date) with the same effect as if made on and as of such date;

               (d) No Event of Default. On the date of each Borrowing or issuance of a Letter of Credit hereunder, no Default or Event of Default shall have occurred and be continuing, nor shall any such event occur by reason of the making of the requested Loan or the issuance of the requested Letter of Credit; and

               (e) Maximum Credit Amount. After giving effect to the Loans to be made or Letters of Credit to be issued, the aggregate principal amount outstanding of all Loans plus the then current L/C Exposure shall not exceed the Maximum Credit Amount.

Each request for a Borrowing or issuance of a Letter of Credit hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing or issuance of a Letter of Credit hereunder as to the matters specified in paragraphs (c), (d) and (e) of this Section 4.2.

5. AFFIRMATIVE COVENANTS

               From the date hereof and for so long as any Commitments shall be in effect, any amount remains outstanding with respect to any Loan, any Letter of Credit shall remain outstanding (or not cash collateralized in an amount equal to 105% of the then current L/C Exposure) or any Obligation remains unpaid or unsatisfied, each Credit Party agrees that, unless the Required Lenders shall otherwise consent in writing, each of them will and will (in the case of Sections 5.2, 5.3, 5.4, 5.5, 5.7, 5.8, 5.11 and 5.18) cause each of their respective Subsidiaries to:

               SECTION 5.1 Financial Statements and Reports. Subject to the last paragraph of this Section 5.1, furnish or cause to be furnished to the Agents, the Issuing Bank and each of the Lenders:



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
               (a) As soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Borrower (commencing with fiscal year ending September 30, 2002), the consolidated and consolidating balance sheets of the Borrower and its Consolidated Subsidiaries, in each case as at the end of, and the related consolidated statements of income, stockholders' equity and cash flows for, such fiscal year, and the corresponding figures as at the end of, and for, the preceding fiscal year, and in the case of such consolidated statements, certified by and accompanied by an unqualified report and opinion of Grant Thornton, or another independent public accountant of recognized standing as shall be retained by the Borrower and be satisfactory to the Administrative Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards relating to reporting and which report and opinion shall contain no material exceptions or qualifications except for qualifications relating to accounting changes (with which such independent public accountants concur) in response to FASB releases or other authoritative pronouncements;

               (b) As soon as available, but in any event within forty-five (45) days after the end of each of the first three fiscal quarters of each of its fiscal years, the unaudited, consolidated and consolidating balance sheets of the Borrower and its Consolidated Subsidiaries as at the end of, and the related unaudited consolidated statements of income, stockholders' equity and cash flows for, such quarter, and for the portion of the fiscal year through the end of such quarter, and the corresponding figures as at the end of such quarter, and for the corresponding period, in the preceding fiscal year, together with a certificate signed by the Chief Financial Officer of the Borrower, on behalf of the Borrower, to the effect that such financial statements, while not examined by independent public accountants, reflect, in the opinion of the Borrower, all adjustments necessary to present fairly the financial position of the Borrower and its Consolidated Subsidiaries as at the end of the fiscal quarter and the results of operations for the quarter then ended in conformity with GAAP, subject to normal year-end audit adjustments and the absence of footnotes;

               (c) As soon as available, but in any event within thirty (30) days after the end of each month (or within forty-five (45) days after the end of each month which is also the end of a fiscal quarter), (i) the unaudited, consolidated and consolidating balance sheets of the Borrower and its Consolidated Subsidiaries, as at the end of such month, and the related consolidated statements of income and cash flows for, such month, and for the portion of the fiscal year through the end of such month, and the corresponding figures as at the end of such month, and for the corresponding period as set forth in the Borrower's current operating budget, in the preceding fiscal year, together with a certificate signed by the Chief Financial Officer of the Borrower, on behalf of the Borrower, to the effect that such financial statements, while not examined by independent public accountants, reflect, in the opinion of the Borrower, all adjustments necessary to present fairly the financial position of the Borrower and its Consolidated Subsidiaries as at the end of the month and the results of operations for the month then ended in conformity with GAAP, subject to normal year-end audit adjustments and the absence of footnotes;

               (d) Simultaneously with the delivery of the statements referred to in paragraphs (a), (b) and (c) of this Section 5.1, a certificate of the Chief Financial Officer of the Borrower in form and substance reasonably



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
satisfactory to the Administrative Agent (i) stating whether or not the Chief Financial Officer has knowledge, after due inquiry, of any condition or event which would constitute an Event of Default or Default and, if so, specifying each such condition or event and the nature thereof and what action any Credit Party is taking or proposes to take with respect thereto and (ii) demonstrating in reasonable detail compliance with the provisions of Sections 6.9 through 6.13 hereof;

               (e) Together with each set of audited financial statements required by paragraph (a) above, a letter from the independent public accountants rendering the report thereon stating whether, in connection with their audit examination, any condition or event, at any time during, or at the end of, the accounting period covered by such financial statements, has come to their attention which would cause them to believe that any Default or Event of Default existed on the date of such financial statements, and if such a condition or event has come to their attention, specifying the nature and period, if known, of existence thereof;

               (f) Promptly upon their becoming available, copies of all material audits, studies, reports or evaluations prepared for, or submitted to, any of the Credit Parties by any outside professional firm or service, including, without limitation, any comment letter submitted by the Borrower's accountants to management in connection with their annual audit;

               (g) Promptly upon their becoming available, copies of all registration statements, proxy statements, notices and reports which the Borrower or any other Credit Party shall file with any securities exchange or with the Securities and Exchange Commission or any successor agency;

               (h) Within thirty (30) days after the end of each fiscal year, a set of financial projections for the Borrower and its Consolidated Subsidiaries for the next fiscal year in a form and in reasonable detail satisfactory to the Administrative Agent;

               (i) Promptly and in any event within five (5) Business Days after receipt of any material notice or correspondence from any company or agent for any company providing insurance coverage to any Credit Party or any Subsidiary of a Credit Party relating to any material loss with respect to any Real Property Asset, copies of such notices and/or correspondence;

               (j) Without limiting any Credit Party's other obligations to give notice under the Fundamental Documents, within twenty (20) days of the end of each calendar quarter, a schedule setting forth each sale or other disposition of any asset or property effected outside the ordinary course of business during such quarter, the date of each such sale or disposition, the sales price with respect to such asset or property sold or disposed of and the Net Cash Proceeds received during such quarter from each such sale or disposition;

               (k) Each month, within three (3) Business Days after the end of the prior month, a Borrowing Base Certificate;



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               (l) At the request of the Agents, provide to the Agents any documents used in the preparation of any Borrowing Base Certificate, including without limitation, accounts receivables agings and reconciliations;

               (m) Within three (3) Business Days after the end of each fiscal quarter, provide to Congress Financial, with a copy to the Administrative Agent, any documents necessary for Congress Financial or the Administrative Agent to recalculate the applicable Credit Memo Lag Reserve for the next fiscal quarter.

               (n) From time to time such additional information regarding the financial condition or business of any of the Credit Parties or any of their respective Subsidiaries, any Real Property Asset or the Collateral, as any of the Agents, the Issuing Bank or any Lender acting through the Administrative Agent may reasonably request including, without limitation, copies of all management projections prepared at the reasonable request of either of the Agents.

Information required to be delivered pursuant to clauses (a), (b) or (c) of this
Section 5.1 shall be deemed to have been delivered on the date on which the Borrower provides notice to the Agents, Issuing Bank and each Lender that such information has been posted on the Borrower's website on the Internet at the website address listed on the signature pages hereof, at [SEC.GOV/EDAUX/SEARCHES.HTM] or at another website identified in such notice and accessible by the Lenders without charge; provided, that (i) such notice may be included in a certificate delivered to the Administrative Agent pursuant to subsection (d) hereof and (ii) the Borrower shall deliver paper copies of the information referred to in paragraphs (a), (b), (c) and (d) of this Section 5.1 to any Lender that requests such delivery. All other notices and information required to be provided pursuant to this Section 5.1 shall be deemed delivered pursuant to this Section 5.1 when delivered to the Administrative Agent; provided, that the Borrower shall deliver paper copies of any such notice or information to any Lender that requests such delivery.

               SECTION 5.2 Compliance with Laws. (a) Do or cause to be done all things necessary (i) to preserve, renew and keep in full force and effect its existence, its licenses, permits, franchises, certificates (including, without limitation, certificates of need), authorization, accreditations, easements, rights of way and other rights, consents and approvals the nonexistence of which is reasonably likely to have a Material Adverse Effect and (ii) to comply with all applicable statutes, ordinances, rules, regulations and orders of, and all applicable restrictions or requirements imposed by, any Governmental Authority (including, without limitation, health care laws, Environmental Laws, all zoning and building codes and ERISA) or any other Requirements except where the necessity of compliance therewith is contested in good faith by the appropriate proceedings or where such noncompliance in the aggregate would not reasonably be expected to have a Material Adverse Effect; provided, in each case, that the applicable Credit Party or Subsidiary of a Credit Party shall have set aside on its books reasonable reserves (the presentation of which is segregated to the extent required by GAAP) with respect thereto if such reserves are required by GAAP or where such noncompliance in the aggregate would not reasonably be expected to have a Material Adverse Effect.

               (b) Obtain or make all further authorizations, approvals, orders, consents, licenses, registration or filings from or with any Governmental Authority required for the performance by any Credit Party of this Credit



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Agreement, the other Fundamental Documents, the Note Agreement, the A-Advanced
Guaranty and the Subordinated Security Agreement to which it is a party.

               SECTION 5.3 Maintenance of Properties. Keep its tangible properties including, without limitation, each item of Collateral and each Real Property Asset, in good repair, working order and condition (ordinary wear and tear and damage by casualty excepted) and, from time to time (i) subject to the terms hereof, make all necessary and proper repairs, renewals, replacements, additions and improvements thereto and (ii) comply at all times with the provisions of all, leases and other material agreements to which it is a party so as to prevent any loss or forfeiture thereof or thereunder unless compliance therewith is being currently contested in good faith by appropriate proceedings and appropriate reserves have been established in accordance with GAAP or where such noncompliance in the aggregate would not reasonably be expected to have a Material Adverse Effect.

               SECTION 5.4 Notice of Material Events. (a) Promptly upon, but in any event within five (5) days after, an Authorized Officer or other executive officer of any Credit Party obtaining knowledge of (i) any (X) Default or (Y) Event of Default, (ii) any Material Adverse Effect, (iii) any action, event or condition which could reasonably be expected to have a Material Adverse Effect,
(iv) any other event which could reasonably be expected to materially decrease the aggregate value of the Collateral, any Real Property Asset or the Pledged Securities, (v) any proposed material amendment to any agreements that are a material part of the Collateral or relate to any material Real Property Asset,
(vi) any Person giving any notice to any Credit Party or taking any other action to enforce remedies with respect to a claimed default or event or condition of the type referred to in paragraph (i), (j), (k) or (l) of Article 7, (vii) any strike, walkout, work stoppage or other material labor difficulty with respect to any Credit Party or Subsidiary of a Credit Party or (viii) any pending or contemplated condemnation proceeding affecting any Real Property Asset which would result in Net Cash Proceeds of $100,000 or more, give written notice thereof to the Administrative Agent specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by such Person and the nature of such claimed Event of Default or condition and what action any Credit Party has taken, is taking and proposes to take with respect thereto.

               (b) Promptly upon, but in any event within ten (10) days after, an Authorized Officer or other executive officer of any Credit Party obtains knowledge of (i) the institution of, or threat of, any action, suit, proceeding, investigation or arbitration by any Governmental Authority or other Person against or affecting any Credit Party or any of its assets including, without limitation, any Real Property Asset but excluding any condemnation proceeding or any sale or disposition in lieu of condemnation with respect to any Real Property Asset which would result in Net Cash Proceeds of less than $100,000 and
(ii) any material development in any such action, suit, proceeding, investigation or arbitration (whether or not previously disclosed to the Administrative Agent), which, in the case of clause (i) or (ii) above, is reasonably likely to have a Material Adverse Effect, such Credit Party shall promptly give written notice thereof to the Administrative Agent and provide such other information as may be available to it to enable the Administrative Agent to evaluate such matters; and, in addition to the requirements set forth



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
in clauses (i) and (ii) of this subsection (b), such Credit Party upon request shall promptly give notice to the Administrative Agent of the status of any action, suit, proceeding, investigation or arbitration covered by a report delivered to the Administrative Agent pursuant to this subsection (b) above and provide such other information as may be reasonably available to it to enable the Agents to evaluate such matters.

               SECTION 5.5 Insurance. (a) Keep its assets which are of an insurable character (including, without limitation, all Real Property Assets) insured at all times with financially sound and reputable insurance companies, against such risks as is customary for companies of the same or similar size in the same or similar businesses; provided, that such insurance shall (i) insure the assets (including, without limitation, all Real Property Assets and all Collateral) of the Credit Parties (other than motor vehicles) against all risk of loss or damage including, without limitation, loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Collateral Agent, but in no event in an amount less than the replacement cost value thereof and (ii) insure the Credit Parties and the Agents, the Issuing Bank and the Lenders against comprehensive general and automobile liability, such policies to be in accordance with customary industry practice and in such form and amounts and having such coverage as is customary for companies of the same or similar size in the same or similar businesses or as otherwise may be reasonably satisfactory to the Administrative Agent and the Collateral Agent. All such insurance shall (i) contain a Lender's Loss Payable Endorsement in favor of the Collateral Agent on behalf of the Secured Parties in all loss or damage insurance policies, (ii) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least thirty (30) days after written notice to the Collateral Agent (on behalf of the Secured Parties) thereof, (iii) name the Collateral Agent (for the benefit of the Secured Parties) as loss payee for physical damage insurance with respect to property which constitutes Collateral or a Real Property Asset as to which a Lien has been granted to the Collateral Agent, with the right, if an Event of Default has occurred and is then continuing, to adjust losses and claims with respect to such property, and as an additional insured for liability insurance,
(iv) state that neither the Agents, any of the Lenders, nor any other Secured Party shall be responsible for premiums, commissions, club calls, assessments or advances and (v) be reasonably satisfactory in all other respects (including deductibles) to the Administrative Agent and the Collateral Agent.

               (b) Upon the request of the Administrative Agent or the Collateral Agent, furnish to such Agent, an updated schedule describing all insurance maintained by the Credit Parties, which schedule shall set forth, for each insurance policy, the policy number, the type of coverage, the policy limits and deductibles, the insurer and the expiration date.

               (c) Furnish to the Administrative Agent and the Collateral Agent, to the extent not previously delivered, original certificates of insurance for all insurance maintained by a Credit Party which certificates shall comply with the requirements of this Section 5.5 set forth above and contain signatures of duly authorized representatives of the insurer, at all times prior to policy termination, cessation or cancellation.



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
(d) Maintain such other insurance or self insurance as may be required by Applicable Law or any agreement to which any Credit Party is a party or as either the Administrative Agent or the Collateral Agent may reasonably request.

               SECTION 5.6 Books and Records. (a) Maintain or cause to be maintained at all times, in accordance with GAAP, true and complete books and records of its financial operations.

               (b) Provide either Agent, the Issuing Bank and their representatives (at the Borrower's expense) or any Lender and its representatives (at such Lender's expense) access to such books and records and to any of its properties or assets upon reasonable notice and during regular business hours in order that such Agent, the Issuing Bank or such Lender (as applicable) may make such audits and examinations and make abstracts from such books, accounts, records and other papers of a Credit Party or a Subsidiary of a Credit Party pertaining to the Collateral or any Real Property Asset and upon notification to the Borrower, permit such Agent, the Issuing Bank or such Lender (as applicable) or its representatives to discuss the affairs, finances and accounts with, and be advised as to the same by, officers and independent accountants, all as such Agent, the Issuing Bank or such Lender (as applicable) may deem appropriate for the purpose of verifying any report delivered by any Credit Party to any of the Agents, the Issuing Bank and/or the Lenders pursuant to this Credit Agreement or for otherwise ascertaining compliance with this Credit Agreement or any other Fundamental Document.

               SECTION 5.7 Observance of Agreements. (a) Duly observe and perform all material terms and conditions of any agreement relating to any Real Property Asset or any other agreement which is material to the Credit Parties taken as a whole and diligently protect and enforce the rights of the Credit Parties and their Subsidiaries under all such agreements in a manner consistent with prudent business judgment and subject to the terms and conditions of such agreements.

               (b) Promptly provide the Agents copies of any and all agreements amending, altering, modifying, waiving or supplementing in any material respect the Note Agreement and any other agreement which is material to the Credit Parties taken as a whole.

               SECTION 5.8 Taxes and Charges. Duly pay and discharge, or cause to be paid and discharged, before the same shall become in arrears (after giving effect to applicable extensions), all taxes, assessments, levies and other governmental charges, imposed upon any Credit Party or Subsidiary of a Credit Party or its properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies which if unpaid might by law become a Lien upon any property of any Credit Party; provided, however, that any tax, assessment, levy, governmental charge or claim for labor, material or supplies need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if such Credit Party or Subsidiary of a Credit Party shall have set aside on its books reasonable reserves (the presentation of which is segregated to the extent required by GAAP) with respect thereto if such reserves are required by GAAP; and provided, further, that such Credit Party or Subsidiary of a Credit Party will pay all such taxes, assessments, levies or other governmental charges and claims for labor, material or supplies forthwith upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor.



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
               SECTION 5.9 Liens. Defend the Collateral (including, without limitation, the Pledged Securities) and the Real Property Assets against any and all Liens, claims and other impediments howsoever arising, other than Permitted Liens, and in any event defend the same against any attempted foreclosure.

               SECTION 5.10 Further Assurances; Security Interests. (a) Upon the request of either of the Agents, duly execute and deliver, or cause to be duly executed and delivered, at the cost and expense of the Credit Parties, such further instruments as may be necessary in the reasonable judgment of such Agent or its counsel to carry out the provisions and purposes of this Credit Agreement and the other Fundamental Documents.

               (b) Upon the request of the Collateral Agent, promptly execute and deliver or cause to be executed and delivered, at the cost and expense of the Credit Parties, such further instruments as may be appropriate in the reasonable judgment of the Collateral Agent or its counsel, to provide the Collateral Agent for the benefit of the Secured Parties a first perfected Lien in the Collateral and all the Real Property Assets, and any and all documents (including, without limitation, an amendment or supplement of any financing statement and a continuation statement or other statement) for filing under the provisions of the UCC and the rules and regulations thereunder, or any other Applicable Law of the United States or any other jurisdiction which either Agent may deem reasonably necessary or advisable, and perform or cause to be performed such other ministerial acts which are reasonably necessary or advisable, from time to time, in order to grant and maintain in favor of the Collateral Agent for the benefit of the Secured Parties the security interest in the Collateral and the Real Property Assets contemplated hereunder and under the other Fundamental Documents, subject only to Permitted Liens.

               (c) Promptly undertake to deliver or cause to be delivered to the Collateral Agent from time to time such other documentation, consents, authorizations and approvals, in form and substance reasonably satisfactory to the Collateral Agent, as the Collateral Agent or its counsel shall deem reasonably necessary or advisable to perfect or maintain the Liens of the Collateral Agent for the benefit of the Secured Parties including, without limitation, updated copies of Schedule A and Schedule B to the Trademark Security Agreement or the Patent Security Agreement, respectively, at the end of any fiscal quarter in which a Credit Party applies for the registration of, registers or otherwise acquires any Patent or Trademark (as applicable) not listed on Schedule A to the relevant Agreement or any Patent license or Trademark license (as applicable) not listed on Schedule B to the relevant Agreement.

               (d) Without limiting the generality of the foregoing provisions of this Section 5.10, use commercially reasonable efforts to correct as soon as practicable, matters with respect to title concerning the properties set forth on Schedule 3.10(a) hereto.

               SECTION 5.11 Environmental Laws. (a) Promptly notify the Administrative Agent and the Collateral Agent upon any Credit Party gaining actual knowledge of any violation or non-compliance with, or liability or



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potential liability under, any Environmental Laws which, when taken together with all other violations of, or liability under, Environmental Law is reasonably be expected to have a Material Adverse Effect, and promptly furnish to the Administrative Agent and the Collateral Agent all written notices of any nature which any Credit Party or any Subsidiary of a Credit Party may receive from any Governmental Authority or other Person with respect to any violation, or potential violation or non-compliance with, or liability or potential liability under, any Environmental Laws which, in any case or when taken together with all such other notices, could reasonably be expected to have a Material Adverse Effect.

               (b) Comply with and use commercially reasonable efforts to ensure compliance by all tenants and subtenants with all Environmental Laws, and obtain and comply in all respects with and maintain and use commercially reasonable efforts to ensure that all tenants and subtenants obtain and comply in all respects with and maintain any and all Environmental Permits required by Environmental Laws, except where failure to do so is not reasonably likely to have a Material Adverse Effect.

               (c) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under all Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities, except where failure to do so would not have a Material Adverse Effect. Any order or directive whose lawfulness is being contested in good faith by appropriate proceedings shall be considered a lawful order or directive when such proceedings, including any judicial review of such proceedings, have been finally concluded by the issuance of a final non-appealable order; provided, however, that the appropriate Credit Party shall have set aside on its books reasonable reserves (the presentation of which is segregated to the extent required by GAAP) with respect thereto.

               (d) Indemnify, defend and hold harmless the Agents, the Issuing Bank, the Lenders and the other Secured Parties, and their respective officers, directors, shareholders, employees, agents, representatives, successors and assigns from and against any liability, fine, penalty, loss, damage, suit, settlement, action, expense and cost (including, but not limited to, reasonable attorneys' fees (including cost of in-house counsel) and environmental consultant fees), arising out of or relating to: (A) the presence or Release of any Hazardous Materials at, to, on, under or from any Premises; (B) any violation of any Environmental Law or Environmental Permit by any Credit Party or any Subsidiary of any Credit Party; (C) the transportation or the arrangement for the transportation, handling, treatment, or disposal of any Hazardous Materials to any location other than any Premises by or on behalf of any Credit Party or any Subsidiary of any Credit Party; (D) any Environmental Claim relating to any Premises or any activities conducted at any Premises; and (E) any breach of any environmental representation or covenant in this Credit Agreement or any other Fundamental Document (but excluding any such liability, fine, penalty, loss, damage, suit, settlement, action, expense or cost of an indemnified party to the extent primarily caused by the gross negligence or willful misconduct of such indemnified party as determined by a final judgment of a court of competent jurisdiction). The obligations of the Borrower under this Section 5.11(d) shall survive the Facility Termination Date, the termination of this Credit Agreement, the payment of the Obligations and the expiration, termination and/or cancellation of the Letters of Credit hereunder indefinitely.



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
               SECTION 5.12 Subsidiaries. Deliver to the Administrative Agent reasonably promptly after formation or acquisition of any new domestic Subsidiary (but in any event prior to commencement of operations by such Subsidiary), an Instrument of Assumption and Joinder executed by such Subsidiary, appropriate UCC-1 financing statements, Mortgages and/or other security documents, organizational documents and written opinions of counsel, all as may be reasonably requested by any of the Agents or their counsel and all in form and substance reasonably satisfactory to the Agents and their counsel and if applicable, certificates or other instruments (if any) representing 100% of the stock or other equity interests of such Subsidiary and of any direct domestic Subsidiary of such Subsidiary (or, in the case of foreign Subsidiaries which are owned by such new Subisidiary, 65% of the issued and outstanding stock or other equity interests of such foreign Subsidiary to the extent that a higher percentage would have a material adverse tax impact on a Credit Party), together with an undated stock power (or other appropriate document) executed in blank for each such certificate or other instrument.

               SECTION 5.13 Lease Agreements. From time to time (i) furnish to the Administrative Agent such information and reports regarding any lease agreement with respect to a Real Property Asset to which a Credit Party or any Subsidiary thereof is a party as the Administrative Agent may reasonably request and (ii) upon the occurrence and continuation of an Event of Default and the reasonable request of the Administrative Agent, make such demands and requests for information, reports or action to the other parties to a lease agreement to which a Credit Party or any Subsidiary thereof is a party, as the Credit Party or Subsidiary is entitled to make under each such lease agreement.

               SECTION 5.14 After-Acquired Real Property Assets. If, after the Closing Date, any Credit Party purchases, leases or otherwise acquires any Real Property Asset, (a) promptly, but in any event within thirty (30) days after such purchase, lease or acquisition, provide written notice thereof to the Administrative Agent and the Collateral Agent, setting forth with specificity a description of such Real Property Asset acquired and (b) if either of the Agents so requests, the applicable Credit Party shall promptly execute and deliver to the Collateral Agent, a Mortgage and such other documents or instruments as such Agent shall reasonably request with respect to such Real Property Asset.

               SECTION 5.15 Lender Meetings. From time to time as requested by the Administrative Agent or the Required Lenders, participate in, and cause an Authorized Officer of the Borrower to be available for and to participate in, a meeting of Lenders to be held, at reasonable intervals, at locations and at times reasonably requested by the Administrative Agent (or, if applicable, the Required Lenders).

               SECTION 5.16 Cash Management System. At all times maintain or cause to be maintained an integrated cash management system in accordance with the terms of Section 8.3 hereof, including, without limitation, the delivery of any Account Control Agreements reasonably requested by the Collateral Agent pursuant to Section 8.3 hereof.

               SECTION 5.17 Subordination, Non-Disturbance and Attornment Agreements, Etc. (a) Use all commercially reasonable efforts to deliver to the Collateral Agent as soon as reasonably practicable after the Closing Date, executed and acknowledged subordination, non-disturbance and attornment agreements and estoppel certificates, in form and substance reasonably satisfactory to the Collateral Agent and the Borrower, with respect to all leases reasonably designated by the Collateral Agent encumbering the Real Property Assets and which by their terms are not subject and subordinate to the Mortgages; provided, that commercially reasonable efforts shall not be construed as requiring payment of any consent fee or other consideration for any third party's execution and delivery of any such agreement.

               (b) Use all commercially reasonable efforts to deliver to the Collateral Agent as soon as reasonably practicable after the Closing Date, such other certificates, documents and agreements respecting any Real Property Asset leased by Borrower or any of its Subsidiaries as lessee, as the Collateral Agent may, in its sole discretion, request (including, but not limited to, estoppel certificates from lessors under any such lease, consents from lessors under any such lease, modifications of any such lease to incorporate customary leasehold financing provisions, a recordable memorandum of any such lease, and a non-disturbance agreement from the holder of each mortgage covering the real property demised by any such lease); provided, that commercially reasonable efforts shall not be construed as requiring payment of any consent fee or other consideration for any third party's execution and delivery of any such agreement.

               SECTION 5.18 ERISA Plan Compliance and Reports. Furnish to the Administrative Agent (i) as soon as possible, and in any event within thirty
(30) days after any executive officer of a Credit Party has knowledge that (A) any Reportable Event with respect to any Plan has occurred, a statement of an executive officer of the Credit Party, setting forth on behalf of such Credit Party details as to such Reportable Event and the action which it proposes to take with respect thereto, together with a copy of the notice, if any, required to be filed of such Reportable Event given to the PBGC or (B) an accumulated funding deficiency has been incurred or an application has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard or an extension of any amortization period under Section 412 of the Code with respect to a Plan or Multiemployer Plan has been or is proposed to be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA, proceedings have been instituted to terminate a Plan if such Plan is subject to Title IV of ERISA, an action has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Multiemployer Plan, or any such Credit Party or ERISA Affiliate will incur any liability to or on account of the termination of or withdrawal from a Plan subject to Title IV of ERISA or Multiemployer Plan under Sections 4062, 4063, 4201 or 4204 of ERISA, a statement of an executive officer of the Credit Party, setting forth details as to such event and the action the applicable Credit Party proposes to take with respect thereto, (ii) promptly upon reasonable request of the Administrative Agent, copies of each annual and other report with respect to each Plan and
(iii) promptly after receipt thereof, a copy of any notice any Credit Party or ERISA Affiliate may receive from the PBGC relating to the PBGC's intention to terminate any Plan subject to Title IV of ERISA or to appoint a trustee to administer any Plan subject to Title IV of ERISA.




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
               SECTION 5.19 Leases. Deliver to the Administrative Agent or the Collateral Agent, no later than thirty days after the Closing Date, certified true and complete copies of all material leases encumbering the Real Property Assets.

               SECTION 5.20 Post Closing Matters. (a) The parties hereto acknowledge that delivery of the items specified in Section 4.1(c) and 4.1(g) solely with respect to the Real Property Assets described on Schedule 5.20 (the "Ancillary Real Property Assets") shall not be conditions precedent to the effectiveness of this Credit Agreement. The Borrower shall or shall cause the applicable Credit Party to, on or prior to the day which is forty-five (45) days after the Closing Date, comply with the conditions set forth in each such Section with respect to the Ancillary Real Property Assets. Additionally, prior to the expiration of such forty-five (45) day period, the Borrower or the applicable Credit Parties shall have complied with the conditions specified in Sections 4.1(i), 4.1(j) and 4.1(k), to the extent such conditions are reasonably required by the Collateral Agent.

               (b) Within forty-five (45) days of the Closing Date, the Collateral Agent shall use its best efforts to deliver, and the Borrower hereby authorizes the Collateral Agent to record, at the Borrower's sole expense, an executed release of each recorded mortgage lien and filed fixture filing made in favor of Wachovia (as successor in interest to Wachovia Bank, N.A.), in its capacity as administrative agent under that certain Credit Agreement dated as of May 26, 2000, as amended, among Borrower, the guarantors party thereto, the lenders party thereto, Wachovia Bank, National Association (as successor in interest to Wachovia Bank, N.A. and First Union National Bank), as administrative agent and as syndication agent and Bank One, NA as documentation agent; provided that the failure by the Administrative Agent to execute and deliver such releases shall not constitute a breach of its obligations hereunder nor create any liability against the Collateral Agent hereunder.

               (c) Within ten (10) Business Days of the Closing Date, the Collateral Agent shall use its best efforts to either (i) confirm to the Borrower that it is in possession of all stock certificates representing the Pledged Securities or (ii) deliver to the Borrower an affidavit of lost stock certificate, in form and substance reasonably acceptable to the Borrower, for any stock certificate representing any of the Pledged Securities which the Administrative Agent does not currently possess. The Borrower hereby agrees that it will reissue and deliver to the Administrative Agent within thirty (30) Business Days (subject to any delays reasonably caused by compliance with any applicable foreign law and otherwise consented to by the Collateral Agent) replacement stock certificates for any Pledged Securities identified by the Administrative Agent under clause (ii) above; provided that the failure by the Collateral Agent to confirm its possession of such certificates or to execute and deliver such affidavits shall not constitute a breach of its obligations hereunder nor create any liability against the Collateral Agent hereunder.




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
6. NEGATIVE COVENANTS

               From the date hereof and for so long as any Commitments shall be in effect, any amount remains outstanding with respect to any Loan, any Letter of Credit shall remain outstanding (or not cash collateralized in an amount equal to 105% of the then current L/C Exposure) or any Obligation remains unpaid or unsatisfied, each Credit Party agrees that, unless the Required Lenders shall otherwise consent in writing, it will not, and will not permit any of its Subsidiaries (in the case of Sections 6.1, 6.2, 6.3, 6.4, 6.5 and 6.21) to:

               SECTION 6.1 Limitations on Indebtedness and Preferred Stock. Incur, create, assume or suffer to exist any Preferred Stock or Indebtedness, other than:

               (a) the Indebtedness and other Obligations under this Credit Agreement, and any Indebtedness refinancing all or any portion of the Indebtedness and/or other Obligations under this Credit Agreement; provided, that the terms of any Indebtedness refinancing only a portion of the Indebtedness and other Obligations under this Credit Agreement shall have been approved in writing by the Administrative Agent and the Required Lenders;

               (b) existing Indebtedness described on Schedule 6.1 hereto, but not any extensions or renewals or refinancings thereof unless effected on substantially the same terms or terms more favorable to the applicable Credit Party or Subsidiary thereof which is the obligor of such Indebtedness;

               (c) Indebtedness in respect of intercompany advances constituting Investments permitted under Section 6.4 hereof;

               (d) Indebtedness in respect of secured purchase money financing (including Capital Leases), to the extent permitted by Section 6.2(e) hereof;

               (e) Indebtedness incurred under Interest Rate Protection Agreements or for bona fide hedging purposes; provided that the Administrative Agent has previously consented to the form and substance of such agreements (such consent not to be unreasonably withheld or delayed);

               (f) Indebtedness of a Person which becomes a Subsidiary of a Credit Party after the Closing Date; provided, that (i) such Indebtedness existed at the time the Person became a Subsidiary and was not created in anticipation of the acquisition of such Person, (ii) immediately after giving effect to the acquisition of such Person by a Credit Party, no Default or Event of Default shall have occurred and be continuing and (iii) such Indebtedness is non-recourse to the Borrower or any other Credit Party (other than such Person and its Subsidiaries to the extent such Indebtedness was with recourse to such Subsidiaries at the time such Person became a Subsidiary of a Credit Party);

               (g) Indebtedness secured by any asset at the time of acquisition of such asset by a Credit Party or a Subsidiary of a Credit Party (not in violation of any of the terms hereof) at any time after the Closing Date; provided, that (i) such Indebtedness existed at the time the asset was acquired



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by a Credit Party and was not created in anticipation of the acquisition thereof, (ii) such Indebtedness is non-recourse to the Borrower or any other Credit Party (other than to the specific asset acquired) and (iii) the aggregate principal amount of Indebtedness of all of the Credit Parties and their Subsidiaries permitted by this Section 6.1(g) shall not exceed $1,000,000 at any time;

               (h) Guarantees permitted pursuant to Section 6.3 hereof;

               (i) The Notes and any refinancings thereof on terms and conditions satisfactory to the Administrative Agent and no less favorable to the Lenders;

               (j) Indebtedness owed to any factor in connection with the factoring of Accounts which in the case of any Credit Party or its domestic Subsidiaries shall not have an aggregate face amount outstanding for all Credit Parties and their domestic Subsidiaries at any time exceeding $10,000,000; provided, however that on or prior to October 15, 2002, the Credit Parties and their domestic Subsidiaries may incur such Indebtedness in an aggregate amount of up to $14,600,000; and

               (k) Indebtedness incurred by a foreign Subsidiary consisting of
(i) any Capital Lease, (ii) any other Indebtedness to a Person which is not affiliated with the Credit Parties (other than any Lender) or any Subsidiaries which is not secured by any of the Collateral and which is not recourse to any of the Credit Parties, (iii) any transaction pursuant to which any foreign Subsidiary sells any property or other asset to another Person and then leases back such property or other asset not located in any state or territory of the United States of America or the District of Columbia from such other Person and the lessor obtains no interest in any assets of any of the Credit Parties or any Subsidiary, other than the property or assets leased pursuant thereto, (iv) Indebtedness not otherwise permitted under this Section 6.1, (v) other Indebtedness reasonably acceptable to the Administrative Agent, (vi) Indebtedness of the type described in clauses (f), (h) or (j) of this Section
6.1 (provided that the Indebtedness incurred under clauses (i) through (vi) of this subsection shall not exceed $5,000,000 in the aggregate outstanding at any one time) and (vii) Indebtedness existing on the date hereof and described on
Schedule 6.1, but not any renewals or extensions or refinancings thereof unless
(1) the principal amount thereof is not increased in connection with such renewal, extension or refinancing and (2) such renewal, extension or refinancing is effected on substantially the same terms or terms more favorable to such foreign Subsidiary which is the Obligor thereof.

               SECTION 6.2 Limitations on Liens. Incur, create, assume or suffer to exist any Lien on any of its revenue stream, property or assets, whether now owned or hereafter acquired, except:

               (a) deposits under worker's compensation, unemployment insurance and social security and similar laws or to secure statutory obligations or surety, appeal, performance, completion or other similar bonds, to secure performance as lessee under leases of real or personal property or to secure performance of tenders, bids, contracts (other than for the repayment of Indebtedness) and other obligations of a like nature, in each case incurred in the ordinary course of business;



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
(b) Liens customarily granted or incurred in the ordinary course of business with regard to services rendered by carriers, warehouses, suppliers of materials and equipment, mechanics and repairmen and other Liens imposed by Applicable Law which obligations are not yet due and payable (unless such obligations are being contested in good faith and with respect to which appropriate reserves have been established in accordance with GAAP);

               (c) the Liens in favor of the Collateral Agent (for the benefit of the Secured Parties) under this Credit Agreement, the other Fundamental Documents and any other document contemplated hereby or thereby;

               (d) existing Liens listed on Schedule 6.2(d) hereto;

               (e) Liens granted to a Person financing the acquisition of property, plant or equipment if (i) the Lien is limited to the particular assets acquired; (ii) the Indebtedness secured by the Lien does not exceed the acquisition cost of the particular asset for which such Lien is granted; (iii) such transaction does not otherwise violate this Credit Agreement; and (iv) the aggregate amount of all Indebtedness incurred after the date hereof secured by such Liens does not exceed $5,000,000 at any one time outstanding for all of the Credit Parties and their Subsidiaries;

               (f) Liens arising out of attachments, judgments or awards as to which an appeal or other appropriate proceedings for contest or review are timely commenced (and as to which foreclosure and other enforcement proceedings shall not have been commenced (unless fully bonded or otherwise effectively stayed)) and as to which appropriate reserves have been established in accordance with GAAP;

               (g) Liens for taxes, assessments or other governmental charges or levies not yet due and payable, or the validity or amount of which is currently being contested in good faith by appropriate proceedings and for which reserves have been set aside on the books of the applicable Credit Party or Subsidiary, in each case pursuant to and in accordance with the terms of Section 5.8 hereof;

               (h) financing statements filed in connection with a Capital Lease or an operating lease, in each case not prohibited hereunder; provided, that no such financing statement extends, covers or refers to any property or assets of a Credit Party or a Subsidiary thereof, other than the property or assets which are subject to such Capital Lease or such operating lease;

               (i) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights of way requirements, restrictions (including, without limitation, zoning restrictions), covenants, consents, reservations, encroachments, variations and other similar restrictions, charges, encumbrances (whether or not recorded) (but specifically excluding rights of first refusal, options and other contractual rights to sell, assign or otherwise dispose of any Real Property Asset or any interest therein) on any Real Property Asset which, in the aggregate, (i) do not materially detract from the value of the applicable Real Property Asset subject thereto, (ii) do not materially interfere with the ordinary conduct of the business of the Credit Parties, any Subsidiary of a Credit Party or any lessee under a lease or (iii) do not materially impair the use of the applicable Real Property Asset by any Credit Party, any Subsidiary of a Credit Party or any lessee under a lease;



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
               (j) Liens on the property or assets of a Person which becomes a Subsidiary of a Credit Party after the Closing Date securing Indebtedness permitted under Section 6.1(g) hereof; provided, that (i) such Liens existed at the time such Person became a Subsidiary and were not created in anticipation of the acquisition of such Person, (ii) any such Lien does not by its terms cover any property or assets after the time such Person becomes a Subsidiary which were not covered immediately prior thereto and (iii) any such Lien does not by its terms secure any Indebtedness other than Indebtedness existing immediately prior to the time such Person becomes a Subsidiary;

               (k) Liens arising by virtue of any statutory or common law provision relating to banker's liens, rights of set off or similar rights with respect to deposit accounts;

               (l) Liens on assets at the time of acquisition of the asset by a Credit Party or a Subsidiary thereof; provided, that (i) such Liens existed at the time of such acquisition and were not created in anticipation of the acquisition of such asset, (ii) any such Lien does not by its terms cover any property or assets other than the asset acquired and (iii) any such Lien does not by its terms secure any Indebtedness other than Indebtedness permitted pursuant to Section 6.1(h);

               (m) Liens securing refinancing Indebtedness permitted by Sections 6.1(b), (d), (g), (i) or (k); provided, that such Liens shall by their terms cover only such property or assets as is covered by the Liens securing the Indebtedness being refinanced and no new or additional property or assets and any Liens granted with respect to such refinancing Indebtedness shall be subordinated to at least the same extent as the existing Liens securing such Indebtedness being refinanced;

               (n) Liens incurred in the ordinary course of business with respect to obligations that do not exceed $1,000,000 in the aggregate at any one time outstanding and that are not incurred in connection with Indebtedness or the obtaining of advances or credit (other than trade credit in the ordinary course of business);

               (o) Liens granted pursuant to the Subordinated Security Agreement securing the Notes and the A-Advanced Guaranty which are subordinated to the Liens of the Collateral Agent on terms and conditions satisfactory to the Collateral Agent in its sole discretion;

               (p) Liens in favor of a factor on, and in connection with, any Accounts of any Credit Party or its respective domestic Subsidiaries actually sold to such factor; provided, that the face amount of the Accounts securing such Lien with respect to Accounts of any Credit Parties shall not exceed $14,600,000 in the aggregate on or prior to October 15, 2002 and $10,000,000 thereafter; and

               (q) Liens securing Indebtedness permitted under Section 6.1(k).



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
               SECTION 6.3 Limitation on Guaranties. Incur, create, assume or suffer to exist any Guaranty, either directly or indirectly, except:

               (a) the endorsement of negotiable instruments for deposit or collection in the ordinary course of business;

               (b) the Guaranties made by the Guarantors pursuant to Article 9 hereof;

               (c) Guaranties of obligations of a Credit Party which obligations are not prohibited hereunder;

               (d) Guaranties set forth on Schedule 6.1 hereto;

               (e) Guaranties constituting Investments that are not prohibited by Section 6.4;

               (f) Guaranties by the Borrower of the obligations set forth on
Schedule 6.3(f) hereto or any refinancings thereof (provided that such refinancings are on substantially the same terms or terms more favorable to the applicable Credit Party or to the Subsidiary thereof which is the obligor under such Guaranty);

               (g) Guaranties by the Guarantors of the Notes (provided that such Guaranties are subject to the terms of the Intercreditor Agreement); and

               (h) the A-Advanced Guaranty (provided that such Guaranty is subject to the terms of the Intercreditor Agreement).

               SECTION 6.4 Limitations on Investments. Create, make or incur any Investment, except:

               (a) cash and Cash Equivalents;

               (b) Investments (whether as equity or loans) by a Credit Party in another Credit Party or a Person that immediately becomes a Credit Party;

               (c) additional Investments received in settlement of Indebtedness or other obligations created in the ordinary course of business and owing to any Credit Party or a Subsidiary of a Credit Party;

               (d) existing Investments listed on Schedule 6.4(d) hereto;

               (e) Guaranties permitted by Section 6.3;

               (f) travel expenses and other similar extensions of credit to employees in the ordinary course of business not to exceed an aggregate of $300,000 outstanding at any one time;

               (g) Investments (whether as equity or loans) by a Subsidiary which is not a Credit Party in the Borrower or another Subsidiary;



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
               (h) Investments after the date hereof by a Credit Party in a Subsidiary which is not a Credit Party, in the ordinary course of business consistent with past practice not to exceed $3,000,000 in the aggregate at any time; and

               (i) Investments in Grupo Ambar S.A. de C.V. necessary to acquire the 5% of the common stock therein not owned by the Borrower in the event the owner of such 5% interest exercises a put right or the Borrower exercises a call right pertaining thereto pursuant to that certain Shareholders' Agreement, dated August 18, 1994, by and between Jacobo Zaidenweber Cwilich and the Borrower, so long as such Investments do not involve the payment of cash or cash equivalents as part of the purchase price or consideration paid to such owner (other than pursuant to a subordinated loan arrangement in which such loan is fully subordinated in all respects to the Obligations, with no interest or principal being payable thereunder until such time that all Obligations have been repaid in full, all outstanding Letters of Credit have expired or have been terminated and all Commitments have terminated).


               SECTION 6.5 Restricted Payments. Pay, declare, make or become obligated to make any Restricted Payment, except:

               (a) the declaration and payment of dividends and/or distributions by any direct or indirect wholly-owned Subsidiary of a Credit Party to a Credit Party;

               (b) to the extent permitted under Section 13.16 hereof, payments with respect to intercompany Indebtedness, intercompany receivables or intercompany advances constituting Investments permitted under Section 6.4 hereof; and

               (c) the issuance by the Borrower of its capital stock to or repurchase by the Borrower of its capital stock from any of its directors, officers or employees pursuant to an executive compensation plan in form and substance reasonably satisfactory to the Administrative Agent in its sole discretion.

               SECTION 6.6 Limitation on Leases. Create, incur or assume any commitment to make, any direct or indirect payment, whether as rent or otherwise, under any lease, rental or other arrangement for the use of real property (excluding Capital Leases), excluding (i) leases existing on the date hereof and any renewals thereof or replacements thereof effected on substantially the same terms or terms more favorable to the applicable Credit Party and (ii) any other leases hereafter entered into with an aggregate annual rental not to exceed $2,000,000.

               SECTION 6.7 Merger, Sale of Assets, Purchases, etc. (a) Whether in one transaction or a series of transactions, wind up, liquidate or dissolve its affairs, or enter into any transaction of merger or consolidation, or sell or otherwise dispose of any capital stock of any Subsidiary of any Credit Party, or any of its property, stock or assets or agree to do or suffer any of the foregoing, except for:

               (i) the merger by any solvent Subsidiary into the Borrower, another Credit Party or, in the case of a Subsidiary which is not a Credit Party, into another Subsidiary which is not a Credit Party, if after such merger, no Default or Event of Default exists;

               (ii) the transfer by any solvent Subsidiary of all of its assets to the Borrower, another Credit Party or, in the case of a Subsidiary which is not a Credit Party, to another Subsidiary which is not a Credit Party and the subsequent dissolution of such solvent Subsidiary if after such transactions, no Default or Event of Default exists;

               (iii) sales or other dispositions of assets (other than Real Property Assets) in the ordinary course of business;

               (iv) sales or dispositions of assets for fair market value for cash, the Net Cash Proceeds of which are either (x) applied as mandatory prepayments of the Loans as required by Section 2.9(c) hereof or (y) within 90 days of such sale or disposition reinvested in the purchase of assets to be used in the business of the Credit Parties so long as pending such reinvestment any such Net Cash Proceeds are held in the Cash Collateral Account;

               (v) the use of cash in the ordinary course of business, subject to the provisions of this Credit Agreement;

               (vi) the granting of Permitted Liens;

               (vii) the transfers of assets constituting Investments permitted by Section 6.4 or Restricted Payments permitted by Section 6.5;

               (viii) the sale of Accounts in connection with a factoring transaction permitted by Section 6.1(j) hereof; provided, however, that the Credit Parties may not discriminate in determining which Accounts to sell to a factor in a manner which is reasonably likely to have an adverse effect on the aggregate value of the pool of Eligible Accounts Receivable retained by the Credit Parties and pledged to the Collateral Agent hereunder;

               (ix) the sale or other transfer of any assets (or proceeds thereof) set forth on Schedule 2.9(c) by a Credit Party to the Discontinued Operations Trust;

               (x) the sale or dissolution of an inactive Subsidiary; and

               (xi) the sale or other disposition and discontinuance of all of the operations of Guilford Mills Texteis Iberica Limitada, including, but not limited to all related transactions reasonably necessary to consummate the discontinuance of such operations.

               (b) Purchase or otherwise acquire all or substantially all of any stock or asset of any other Person, except for:

               (i) transactions contemplated by Sections 6.7(a)(i) and 6.7(a)(ii) above;



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
               (ii) the creation of new Subsidiaries which, in the case of domestic Subsidiaries, immediately become Guarantors to the extent required by and in accordance with Section 5.12 hereof; and

               (iii) Investments permitted by Section 6.4 hereof.

               SECTION 6.8 Places of Business; Change of Name. Change the location of its chief executive office or principal place of business or any of the locations where it keeps any portion of the Collateral or its books and records with respect to the Collateral, any Real Property Asset or Pledged Securities, change its name, change its corporate structure, change its jurisdiction of incorporation or organization, change its organization identification number or obtain an organizational identification number if it did not previously have one without in each case (i) giving the Administrative Agent and the Collateral Agent thirty (30) days prior written notice of such change and (ii) filing any additional Uniform Commercial Code financing statements, and such other documents requested by either such Agent to maintain perfection of the security interest of the Collateral Agent for the benefit of the Secured Parties in the Collateral and in each Real Property Asset.

               SECTION 6.9 Limitations on Capital Expenditures. (a) Make or incur any obligation to make Capital Expenditures (including obligations under Capital Leases) which in the aggregate for each of the fiscal years indicated below exceed the amount set forth opposite such fiscal year:


               Fiscal Year                           Amount (in millions)
               -----------                           --------------------
                  2003                                    $14,000,000
                  2004                                    $14,500,000
                  2005                                    $14,500,000

               (b) To the extent the amount of Capital Expenditures permitted by the preceding paragraph (a) for any fiscal year (without regard to any carry-over from a prior year pursuant to this paragraph) is in excess of the actual amount of Capital Expenditures for such period, the amount of permitted Capital Expenditures during the immediately succeeding fiscal year only, shall be increased by the lesser of (i) the amount of such excess and (ii) $3,000,000 for the period with respect to which such excess exists.

               SECTION 6.10 Minimum Consolidated EBITDA. For each Rolling Four Quarters period ending on the dates indicated below, permit Consolidated EBITDA to be less than the corresponding amount set forth below; provided that (i) with respect to the first quarter of the Borrower's fiscal year 2003, Consolidated EBITDA will be determined for such quarter on an annualized basis, (ii) with respect to the second quarter of the Borrower's fiscal year 2003, Consolidated EBITDA will be determined for the first two fiscal quarters of such fiscal year on an annualized basis and (iii) with respect to the third quarter of the Borrower's fiscal year 2003, Consolidated EBITDA will be determined for the first three fiscal quarters of such fiscal year on an annualized basis:




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
                    Period Ending Last
                   Day of Fiscal Quarter                   Amount (in millions)
                   ---------------------                   --------------------
                           FQ1 2003                             $32,000,000
                           FQ2 2003                             $36,000,000
                           FQ3 2003                             $38,000,000
                           FQ4 2003                             $36,500,000
                           FQ1 2004                             $38,000,000
                           FQ2 2004                             $39,000,000
                           FQ3 2004                             $40,000,000
                           FQ4 2004                             $42,500,000
                           FQ1 2005                             $42,500,000
                           FQ2 2005                             $42,500,000
                           FQ3 2005                             $42,500,000
                           FQ4 2005                             $42,500,000

SECTION 6.11 Maximum Total Leverage Ratio. For each Rolling Four Quarters period ending on the dates indicated below, permit the Total Leverage Ratio to be more than the corresponding ratio set forth below (provided, that during the first three fiscal quarters of fiscal year 2003, the Total Leverage Ratio shall be calculated as set forth in the proviso to the definition thereof):

                    Period Ending Last
                   Day of Fiscal Quarter                            Ratio
                   ---------------------                            -----
                           FQ1 2003                                4.80:1
                           FQ2 2003                                4.35:1
                           FQ3 2003                                4.10:1
                           FQ4 2003                                4.15:1
                           FQ1 2004                                4.15:1
                           FQ2 2004                                4.10:1
                           FQ3 2004                                4.10:1
                           FQ4 2004                                3.55:1
                           FQ1 2005                                3.55:1
                           FQ2 2005                                3.55:1
                           FQ3 2005                                3.55:1
                           FQ4 2005                                3.55:1

SECTION 6.12 Minimum Consolidated Fixed Charge Coverage Ratio. For each Rolling Four Quarters period ending on the dates indicated below, permit the Consolidated Fixed Charge Coverage Ratio to be less than the corresponding ratio set forth below (provided, that during the first three fiscal quarters of fiscal year 2003, the Consolidated Fixed Charge Coverage Ratio shall be calculated as set forth in the proviso to the definition thereof):



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

                    Period Ending Last
                   Day of Fiscal Quarter                              Ratio
                   ---------------------                              -----
                           FQ1 2003                                  1.15:1
                           FQ2 2003                                  1.25:1
                           FQ3 2003                                  1.35:1
                           FQ4 2003                                  1.30:1
                           FQ1 2004                                  1.30:1
                           FQ2 2004                                  1.35:1
                           FQ3 2004                                  1.35:1
                           FQ4 2004                                  1.45:1
                           FQ1 2005                                  1.45:1
                           FQ2 2005                                  1.45:1
                           FQ3 2005                                  1.45:1
                           FQ4 2005                                  1.45:1

               SECTION 6.13 Minimum Consolidated Tangible Net Worth. Permit Consolidated Tangible Net Worth at any time to be less than:

               (i) at the close of the first fiscal quarter of 2003, the amount of Consolidated Tangible Net Worth set forth in the audited financial statements delivered by the Credit Parties pursuant to Section 5.1(a) (as adjusted to give effect to the transactions contemplated by the Plan of Reorganization) minus $3,700,000;

               (ii) at the end of the second fiscal quarter of 2003, the amount set forth in clause (i) minus $1,700,000;

               (iii) at the end of the third fiscal quarter of 2003, the amount set forth in clause (ii) minus $1,400,000;

               (iv) at the end of the fourth fiscal quarter of 2003, the amount set forth in clause (iii) minus $1,400,000;

               (v) at the end of the first fiscal quarter of 2004, the amount set forth in clause (iv) minus $1,800,000;

               (vi) at the end of the second fiscal quarter of 2004, the amount set forth in clause (v) minus $1,900,000;

               (vii) at the end of the third fiscal quarter of 2004, the amount set forth in clause (vi) minus $100,000; and

               (viii) at the end of the fourth fiscal quarter of 2004, and for each fiscal quarter thereafter, the amount set forth in clause (vii) minus $1,800,000.

               SECTION 6.14 Transactions with Affiliates. Enter into any transaction with, or make any payment to, any of its Affiliates that is less favorable to such Credit Party or of any such Credit Party's Subsidiaries than would have been the case if such transaction had been effected on an arms-length basis with a Person other than an Affiliate except that (a) the Borrower may



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
enter into such transactions with its Subsidiaries, (b) Subsidiaries of the Borrower may enter into transactions with other Subsidiaries of the Borrower and
(c) the Borrower may enter into such transactions with the Altamira Trust and the Discontinued Operations Trust.

               SECTION 6.15 Business Activities. Engage in any business activities other than the production and sale of fabric, specialty fiber and yarns and businesses related thereto.

               SECTION 6.16 Joint Ventures or Partnerships. Enter into any Joint Venture or partnership (including, without limitation, by way of selling the capital stock or other equity interests of a Subsidiary) unless (a) any interest received by a Credit Party in such domestic Joint Venture or partnership is pledged to the Collateral Agent (for the benefit of the Secured Parties) pursuant hereto and (b) the Borrower shall have prepaid the Loans hereunder as required by Section 2.9(e) hereof to the extent that a Credit Party receives any Net Cash Proceeds therefrom.

               SECTION 6.17 Eligible Account Receivables. Sell, discount or otherwise dispose of Accounts owing to any Credit Party or any Subsidiary of a Credit Party except (i) for purposes of collection in the ordinary course of business, (ii) in connection with the sale of the related Credit Party, Subsidiary or Real Property Asset to the extent not prohibited under Section 6.7 hereof or (iii) in connection with any factoring arrangement permitted under
Section 6.1(j) hereof.

               SECTION 6.18 Sale and Leaseback. Enter into any arrangement with any Person or Persons, whereby in contemporaneous transactions any Credit Party or any Subsidiary of a Credit Party sells essentially all of its right, title and interest in an asset and, in connection therewith, acquires, leases or licenses back the right to use such asset; other than with respect to the sale and leaseback of the IFD Building, located at 6001 West Market Street, Greensboro, NC 27407.

               SECTION 6.19 Changes to Credit and Collection Policy and Material Agreements.

               (a) Make any material change in its Credit and Collection Policy which in the reasonable opinion of the Collateral Agent would adversely affect the collection of Accounts.

               (b) Consent to any modification or waiver of any material agreement listed on Schedule 3.17(b) hereto if such modification or waiver would have a Material Adverse Effect with respect to the Credit Parties. The Borrower will not consent to the assignment by any other party to any material agreement of any rights, obligations or interests of such party thereunder except as expressly permitted by any such material agreement.

               (c) Amend the articles of incorporation or by-laws of any Credit Party in any manner which could be reasonably expected to have a Material Adverse Effect.

               (d) Except to the extent permitted under the Intercreditor Agreement, make any material amendment or modification to the Note Agreement without the prior written consent of Required Lenders.



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
               SECTION 6.20 ERISA Compliance. Engage in a "prohibited transaction," as defined in Section 406 of ERISA or Section 4975 of the Code, with respect to any Plan or Multiemployer Plan or knowingly consent to any "party in interest" or any "disqualified person", as such terms are defined in
Section 3(14) or ERISA and Section 4975(e)(2) of the Code, respectively, engaging in any "prohibited transaction", with respect to any Plan or Multiemployer Plan; or permit any Plan to incur any "accumulated funding deficiency", as defined in Section 302 of ERISA or Section 412 of the Code; or terminate any Plan in a manner which could result in the imposition of a Lien on any property of any Credit Party, any Subsidiary of a Credit Party or any ERISA Affiliate pursuant to Section 4068 of ERISA; or breach or knowingly permit any employee or officer or any trustee or administrator of any Plan to breach any fiduciary responsibility imposed under Title I of ERISA with respect to any Plan; engage in any transaction which would result in the incurrence of a liability under Section 4069 of ERISA; or fail to make contributions to a Plan or Multiemployer Plan which could result in the imposition of a Lien on any property of any Credit Party, any Subsidiary of a Credit Party or any ERISA Affiliate pursuant to Section 302(f) of ERISA or Section 412(n) of the Code, if the occurrence of any of the foregoing events (alone or in the aggregate) would result in a liability which has a Material Adverse Effect.

               SECTION 6.21 Hazardous Materials. Cause or permit any of its properties or assets to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials, except in material compliance with all applicable Environmental Laws; nor release, discharge, dispose of or permit or suffer any release or disposal as a result of any intentional act or omission on its part of Hazardous Materials onto any such property or asset in violation of any Environmental Law or in a manner that could result in liability under any Environmental Law, except as are not reasonably likely to have a Material Adverse Effect.

               SECTION 6.22 Use of Proceeds of Loans.

               (a) Use the proceeds of Loans hereunder other than for the purposes set forth in, and as required by, Section 2.1(b) hereof.

               (b) Use, directly or indirectly, the proceeds of any Loan hereunder for the purpose (whether immediate, incidental or ultimate) of buying or carrying any Margin Stock.

               SECTION 6.23 Fiscal Year; Fiscal Quarter. Change its fiscal year or any of its fiscal quarters without the consent of the Required Lenders.

               SECTION 6.24 Liquidity. Permit the sum of (i) cash on hand (including cash equivalents) of the Credit Parties plus (ii) Unused Availability to be less than $5,000,000.

7. EVENTS OF DEFAULT

               In the case of the happening and during the continuance of any of the following events (herein called "Events of Default"):



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
               (a) any representation, warranty, certification or statement made by a Credit Party in this Credit Agreement or any other Fundamental Document to which it is a party or in connection with this Credit Agreement or any Fundamental Document or any statement or representation made by or on behalf of any Credit Party in any report, financial statement, certificate or other document furnished to either of the Agents, the Issuing Bank, any Lender or any other Secured Party pursuant to, or in connection with, this Credit Agreement or any other Fundamental Document, shall prove to have been false or misleading in any material respect when made or delivered;

               (b) default shall be made in the payment of principal of any of the Loans as and when due and payable, whether at the due date thereof, by reason of maturity, mandatory prepayment, acceleration or otherwise;

               (c) default shall be made in the payment of interest on the Loans, the Fees, the Letter of Credit Fees or other amounts payable to any of the Agents, the Issuing Bank or a Lender under this Credit Agreement or under the fee letter with respect to any Letter of Credit or under any of the Fee Letters, when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise and such default shall continue unremedied for two (2) Business Days;

               (d) default shall be made in the due observance or performance of any covenant, condition or agreement contained in Sections 5.1 (except as set forth in the immediately following clause (e)), 5.4(a), 5.5(a), 5.18 or Article 6 of this Credit Agreement or Section 25(a) of Article I of any Mortgage, or any event described in Section 5 or 6 of Article II of any Mortgage shall occur;

               (e) default shall be made in the due observance or performance of any covenant, condition or agreement contained in Section 5.1(f), (g), (k), (l) or (m), and such default shall continue unremedied for ten (10) days after a Credit Party receives written notice or obtains knowledge of such occurrence (provided that so long as a default with respect to Section 5.1(k) is continuing, the Lenders shall not be obligated to make any further Loans hereunder until such default has been cured);

               (f) default shall be made by any Credit Party in the due observance or performance of any other covenant, condition or agreement to be observed or performed pursuant to the terms of this Credit Agreement or any other Fundamental Document (other than those covered by paragraphs (a), (b), (c), (d) or (e) of this Article 7), and such default shall continue unremedied for thirty (30) days after a Credit Party receives written notice or obtains knowledge of such occurrence;

               (g) default shall be made with respect to payment of interest or principal on the Notes or any other "event of default" (as defined in the Note Agreement) shall occur under the Note Agreement;

               (h) any "default" (as defined in the A-Advanced Guaranty) by the Borrower shall occur and be continuing under the A-Advanced Guaranty or an "event of default" (as defined in the Subordinated Security Agreement) shall occur and be continuing under the Subordinated Security Agreement;

               (i) default shall be made and be continuing by a Credit Party with respect to its obligations under a factoring agreement permitted under
Section 6.1(j) hereof;

               (j) default shall be made with respect to any payment, when due, of any Indebtedness in excess of $2,000,000 (other than the Obligations, the Notes and the notes issued by the Altamira Trust) of any Credit Party or any Subsidiary of a Credit Party, or any other default shall occur, if the effect of such non-payment default is to accelerate the maturity of such Indebtedness or to permit the holder thereof to cause such Indebtedness to become due prior to its stated maturity, and such default shall not be remedied, cured, waived or consented to within the period of grace with respect thereto, or any other circumstance which arises (other than the mere passage of time) by reason of which any Credit Party or any Subsidiary of a Credit Party (as applicable) is required to repurchase or offer to holders of such Indebtedness of any such Person, the opportunity to have repurchased, any such Indebtedness; or any such Indebtedness shall become or be declared to be due and payable prior to its stated maturity;

               (k) any Credit Party or any Subsidiary of a Credit Party (other than a Subsidiary that is an Altamira Trust Asset) shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts, or shall make a general assignment for the benefit of creditors; or any Credit Party or any Subsidiary of a Credit Party shall commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property or shall file an answer or other pleading in any such case, proceeding or other action admitting the material allegations of any petition, complaint or similar pleading filed against it or consenting to the relief sought therein; or any Credit Party or any Subsidiary of a Credit Party shall take any action to authorize, or in contemplation of, any of the foregoing;

               (l) any involuntary case, proceeding or other action against any Credit Party or any Subsidiary of a Credit Party (other than a Subsidiary that is an Altamira Trust Asset) shall be commenced seeking to have an order for relief entered against it as debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (i) results in the entry of any order for relief against it or (ii) shall remain undismissed for a period of sixty (60) days;

               (m) one or more judgment(s) for the payment of money in excess of $1,000,000 in the aggregate (other than a judgment as to which, and only to the extent, a reputable insurance company has acknowledged coverage of such claim in writing) shall be rendered against any Credit Party or any Subsidiary of a Credit Party (other than a Subsidiary that is an Altamira Trust Asset) and



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
either (i) within thirty (30) days from the entry of such judgment, shall not have been discharged or stayed pending appeal, or shall not have been discharged within thirty (30) days from the entry of a final order of affirmance on appeal or (ii) enforcement proceedings shall be commenced by any creditor on any such judgment;

               (n) (i) failure by any Credit Party or ERISA Affiliate to make any contributions required to be made to a Plan subject to Title IV of ERISA or a Multiemployer Plan, (ii) any accumulated funding deficiency (within the meaning of Section 4971(c) of the Code) shall exist with respect to any Plan (whether or not waived), (iii) failure by any Plan to satisfy the minimum funding standard required for any plan year or part thereof under Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or an extension of any amortization period is sought or granted under Section 412 of the Code or
Section 303 or 304 of ERISA, (iv) any Credit Party or ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred withdrawal liability to such Multiemployer Plan, or that a Multiemployer Plan is in reorganization or is being terminated, (v) a Reportable Event with respect to a Plan shall have occurred, (vi) the withdrawal by any Credit Party or ERISA Affiliate from a Plan during a plan year in which it was a substantial employer (within the meaning of Section 4001(a)(2) or 4062(e) of ERISA), (vii) the termination of a Plan, or the filing of a notice of intent to terminate a Plan under Section 4041(c) of ERISA, (viii) the institution of proceedings to terminate, or the appointment of a trustee with respect to, a Plan by the PBGC,
(ix) any other event or condition which could constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or (x) the imposition of a Lien pursuant to Section 412 of the Code or Section 302 of ERISA as to any Credit Party or ERISA Affiliate; and the occurrence of any of the foregoing events, individually or in the aggregate, could reasonably be expected to result in a liability in excess of $1,000,000;

               (o) any Credit Party or any Subsidiary of any Credit Party is liable for a violation of or liability under any Environmental Law which is reasonably likely to have a Material Adverse Effect;

               (p) (i) this Credit Agreement, any Mortgage, or any other Fundamental Document shall, for any reason, not be or shall cease to be in full force and effect or shall be declared null and void or any of the Fundamental Documents shall not give or shall cease to give the Collateral Agent the Liens, rights, powers and privileges purported to be created thereby in favor of the Collateral Agent for the benefit of the Secured Parties, superior to and prior to the rights of all third Persons and subject to no other Liens (other than Permitted Liens), or (ii) the validity or enforceability of the Liens granted, to be granted, or purported to be granted, by any of the Fundamental Documents shall be contested by any Credit Party or any of their respective Subsidiaries;

               (q) a Change in Control shall occur and shall not have been consented to by the Required Lenders;

               (r) at any time, for any reason, any Credit Party shall repudiate, or seek to repudiate, any of its Obligations under any Fundamental Document to which it is a party;

then, in every such event and at any time thereafter during the continuance of such event, the Administrative Agent may, and if directed by the Required Lenders shall, take any or all of the following actions, at the same or different times: (x) terminate forthwith the Commitments and/or (y) declare the principal of and the interest on the Loans and the notes evidencing the Loans hereunder and all other amounts payable hereunder or thereunder to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without presentment, demand, protest, notice of acceleration or other notice of any kind, all of which are hereby expressly waived, anything in this Credit Agreement or in any note evidencing any Loan hereunder to the contrary notwithstanding and/or (z) require the Borrower to deliver to the Administrative Agent from time to time cash or Cash Equivalents in an amount equal to 105% of the amount of the L/C Exposure or to furnish other security therefor acceptable to the Issuing Bank and the Required Lenders. If an Event of Default specified in paragraphs (h) or (i) above shall have occurred, the Commitments shall automatically terminate and the principal of, and interest on, the Loans and the notes evidencing the Loans hereunder and all other amounts payable hereunder and thereunder shall automatically become due and payable without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived, anything in this Credit Agreement or any note evidencing any Loan hereunder to the contrary notwithstanding. Such remedies shall be in addition to any other remedy available to any of the Secured Parties pursuant to Applicable Law or otherwise.

8. GRANT OF SECURITY INTEREST; REMEDIES

               SECTION 8.1 Security Interests. The Borrower, as security for the due and punctual payment of the Obligations (including interest accruing on and after the filing of any petition in bankruptcy or of reorganization of the Borrower whether or not post filing interest is allowed in such proceeding) and each of the Guarantors, as security for its obligations under Article 9 hereof, hereby mortgage, pledge, assign, transfer, set over, convey and deliver to the Collateral Agent (for the benefit of the Secured Parties) and grant to the Collateral Agent (for the benefit of the Secured Parties) a security interest in the Collateral.

               SECTION 8.2 Use of Collateral. So long as no Event of Default shall have occurred and be continuing, and subject to the various provisions of this Credit Agreement and the other Fundamental Documents, a Credit Party may use the Collateral in any lawful manner except as otherwise provided hereunder.

               SECTION 8.3 Cash Management System.

               (a) The Credit Parties shall at all times maintain a cash management system reasonably acceptable to the Collateral Agent which shall include, without limitation, maintaining at all times all Concentration Accounts with either of the Agents or a Lender.

               (b) The Credit Parties shall cause all funds arising from the collection of Eligible Account Receivables to be deposited in one or more of the Concentration Accounts set forth on Schedule 8.3(b) hereto.

               (c) So long as no Event of Default shall have occurred and be continuing, the Credit Parties shall have free access to the funds in the Concentration Accounts. Upon the occurrence and during the continuation of an Event of Default, the Collateral Agent (for the benefit of the Secured Parties), subject to Applicable Law, shall have the right to establish sole dominion and control over the Concentration Accounts, and the balances in such accounts shall be applied toward the payment of the Obligations.

               (d) On or before the Closing Date, the Borrower shall deliver to the Collateral Agent an Account Control Agreement with respect to each Concentration Account located at a bank other than Wachovia, duly executed by the applicable Credit Party and the applicable Lender with whom such account is maintained. After the Closing Date, the Borrower shall deliver to the Collateral Agent an Account Control Agreement with respect to any account which (i) is located at a bank other than Wachovia and (ii) is either (x) a new Concentration Account or (y) which contains or is reasonably anticipated to contain an average daily balance of greater than $2,500,000 during any month (other than payroll accounts), in each case duly executed by the applicable Credit Party and the applicable Lender with whom such account is maintained.

               SECTION 8.4 Credit Parties to Hold in Trust. Upon the occurrence and during the continuance of an Event of Default, each of the Credit Parties will, upon receipt by it of any revenue, income, profits or other sums in which a security interest is granted by this Article 8, payable pursuant to any agreement or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the sum or instrument in trust for the Collateral Agent, segregate such sum or instrument from their own assets and forthwith, without any notice, demand or other action whatsoever (all notices, demands, or other actions on the part of either of the Agents or any other Secured Party being expressly waived), endorse, transfer and deliver any such sums or instruments or both, to the Collateral Agent to be applied to the repayment of the Obligations in accordance with the provisions of
Section 8.7 hereof.

               SECTION 8.5 Collections, etc. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may, in its sole discretion, in its name (on behalf of the Secured Parties) or in the name of any Credit Party or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Collateral, but shall be under no obligation so to do, or the Collateral Agent may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, any Credit Party. The Collateral Agent will not be required to take any steps to preserve any rights against prior parties to the Collateral. If any Credit Party fails to make any payment or take any action required hereunder, the Collateral Agent may make such payments and take all such actions as the Collateral Agent reasonably deems necessary to protect the Collateral Agent's (on behalf of the Secured Parties) security interests in the Collateral and/or the value thereof, and the Collateral Agent is hereby authorized (without limiting the general nature of the authority herein above conferred) to pay, purchase, contest or compromise any Liens that in the judgment of the Collateral Agent appear to be equal to, prior to or superior to the security interests of the Collateral Agent (on behalf of the Secured Parties) in the Collateral and any Liens not expressly permitted by this Credit Agreement.




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               SECTION 8.6 Possession, Sale of Collateral, etc. Subject to the
terms of the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may lawfully enter upon the premises of any Credit Party or wherever the Collateral may be, and take possession of the Collateral, and may demand and receive such possession from any Person who has possession thereof, and the Collateral Agent may take such measures as it deems necessary or proper for the care or protection thereof, including the right to remove all or any portion of the Collateral, and with or without taking such possession may sell or cause to be sold, whenever the Collateral Agent shall decide, in one or more sales or parcels, at such prices as the Collateral Agent may deem appropriate, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any portion of the Collateral, at any broker's board or at public or private sale, with ten
(10) days' written notice to the Credit Parties of the time and place of any such public sale or sales (which notice the Credit Parties hereby agree is reasonable) and with such other notices as may be required by Applicable Law and cannot be waived, and neither of the Agents, the Issuing Bank, the Lenders nor any other Secured Party shall have any liability should the proceeds resulting from a private sale be less than the proceeds realizable from a public sale, and the Agents, the Issuing Bank, the Lenders, any other Secured Party or any other Person may be the purchaser of all or any portion of the Collateral so sold and thereafter hold the same absolutely, free (to the fullest extent permitted by Applicable Law) from any claim or right of whatever kind, including any equity of redemption, of any Credit Party, any such demand, notice, claim, right or equity being hereby expressly waived and released. At any sale or sales made pursuant to this Article 8, the Agents, the Issuing Bank, the Lenders and the other Secured Parties may bid for or purchase, free (to the fullest extent permitted by Applicable Law) from any claim or right of whatever kind, including any equity of redemption, of any Credit Party, any such demand, notice, claim, right or equity being hereby expressly waived and released, any part of or all of the Collateral offered for sale, and may make any payment on account thereof by using any claim for moneys then due and payable to the Agents, the Issuing Bank, the Lenders and the other Secured Parties by any Credit Party hereunder as a credit against the purchase price. The Agents, the Issuing Bank, the Lenders and the other Secured Parties shall in any such sale make no representations or warranties with respect to the Collateral or any part thereof, and neither the Agents, the Issuing Bank, the Lenders nor any other Secured Party shall be chargeable with any of the obligations or liabilities of any Credit Party. Each Credit Party hereby agrees (i) that it will indemnify and hold the Agents, the Issuing Bank, the Lenders and any other Secured Party harmless from and against any and all claims with respect to the Collateral asserted before the taking of actual possession or control of the relevant Collateral by the Collateral Agent, the Issuing Bank, the Lenders or any other Secured Party pursuant to this
Article 8, or arising out of any act of, or omission to act on the part of, such Person (other than the Agents, the Issuing Bank, the Lenders and any other Secured Party) prior to such taking of actual possession or control by such Secured Party (whether asserted before or after such taking of possession or control), or arising out of any act on the part of any Credit Party or its Affiliates or agents before or after the commencement of such actual possession or control by such Secured Party; and (ii) neither the Agents, the Issuing Bank, the Lenders, nor any other Secured Party shall have any liability or obligation




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to any Credit Party arising out of any such claim except for acts of willful misconduct or gross negligence as determined by a final order or judgment of a court of competent jurisdiction. In any action hereunder, the Agents, the Issuing Bank, the Lenders and any other Secured Party shall be entitled if permitted by Applicable Law to the appointment of a receiver without notice, to take possession of all or any portion of the Collateral and to exercise such powers as the court shall confer upon the receiver. Notwithstanding the foregoing, upon the occurrence of an Event of Default, and during the continuation of such Event of Default, any Agent, the Issuing Bank, any Lender and/or any other Secured Party shall be entitled to apply, without prior notice to any of the Credit Parties, any cash or cash items constituting Collateral in the possession of such Secured Party to payment of the Obligations.

               SECTION 8.7 Application of Proceeds on Default. Subject to the provisions of the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, the balance in any account of any Credit Party with a Lender, all other income on the Collateral, and all proceeds from any sale of the Collateral pursuant hereto shall be applied first toward payment of the reasonable out-of-pocket costs and expenses paid or incurred by any Agent in enforcing this Credit Agreement, in realizing on or protecting any Collateral and in enforcing or collecting any Obligations or any Guaranty thereof, including, without limitation, court costs, reasonable attorney's fees and expenses and reasonable financial consultants' fees incurred by any Agent and then to the indefeasible payment in full in cash of the Obligations in accordance with Section 12.2(b) hereof. Any amounts remaining after such indefeasible payment in full shall be remitted to the appropriate Credit Party or as a court of competent jurisdiction may otherwise direct.

               SECTION 8.8 Power of Attorney. Upon the occurrence and during the continuance of an Event of Default which is not waived in writing by the Required Lenders, (a) each Credit Party does hereby irrevocably make, constitute and appoint the Collateral Agent or any of its officers or designees its true and lawful attorney-in-fact with full power in the name of the Collateral Agent, such other Person or such Credit Party to receive, open and dispose of all mail addressed to any Credit Party, and to endorse any notes, checks, drafts, money orders or other evidences of payment relating to the Collateral that may come into the possession of the Collateral Agent with full power and right to cause the mail of such Persons to be transferred to the Collateral Agent's own offices or otherwise, and to do any and all other acts necessary or proper to carry out the intent of this Credit Agreement and the grant of the security interests hereunder and under the Fundamental Documents, and each Credit Party hereby ratifies and confirms all that the Collateral Agent or its substitutes shall properly do by virtue hereof; and (b) each Credit Party does hereby further irrevocably make, constitute and appoint the Collateral Agent or any of its officers or designees its true and lawful attorney-in-fact in the name of the Collateral Agent, such other Person or such Credit Party (i) to enforce all of such Credit Party's rights under and pursuant to all agreements with respect to the Collateral, all for the sole benefit of the Collateral Agent (for the benefit of the Secured Parties), (ii) to enter into and perform such agreements as may be necessary in order to carry out the terms, covenants and conditions of the Fundamental Documents that are required to be observed or performed by any Credit Party, (iii) to execute such other and further mortgages, pledges and assignments of the Collateral, and related instruments or agreements, as the



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Collateral Agent may reasonably require for the purpose of perfecting, protecting, maintaining or enforcing the security interests granted to the Collateral Agent for the benefit of the Secured Parties hereunder and under the other Fundamental Documents and (iv) to do any and all other things necessary or proper to carry out the intention of this Credit Agreement and the grant of the security interests hereunder and under the other Fundamental Documents. Each of the Credit Parties hereby ratifies and confirms in advance all that the Collateral Agent as such attorney-in-fact or its substitutes shall properly do by virtue of this power of attorney in accordance with the terms hereof.

               SECTION 8.9 Financing Statements, Direct Payments. Each Credit Party hereby authorizes the Collateral Agent to file UCC financing statements and any amendments thereto or continuations thereof and any other appropriate security documents or instruments and to give any notices necessary or desirable to perfect the Lien of the Collateral Agent (for the benefit of the Secured Parties) on the Collateral, in all cases without the signature of any Credit Party or to execute such items as attorney-in-fact for any Credit Party; provided, that the Collateral Agent shall provide copies of any such documents or instruments to the Borrower. Each Credit Party further authorizes the Collateral Agent upon the occurrence of an Event of Default under Article 7(b) or Article 7(c) hereof, and during the continuation of any such Event of Default, to notify any Account Debtors or tenants that all sums payable to any Credit Party relating to the Collateral shall be paid directly to the Collateral Agent.

               SECTION 8.10 Further Assurances. Upon the request of the Collateral Agent, each Credit Party hereby agrees to duly and promptly execute and deliver, or cause to be duly executed and delivered, at the cost and expense of the Credit Parties, such further instruments as may be necessary or proper, in the reasonable judgment of the Collateral Agent, to carry out the provisions and purposes of this Article 8 or to perfect and preserve the Liens of the Collateral Agent for the benefit of the Secured Parties hereunder and under the Fundamental Documents, in the Collateral or any portion thereof.

               SECTION 8.11 Termination and Release. The security interests granted under this Article 8 shall terminate on the Facility Termination Date. Upon request by the Credit Parties (and at the sole expense of the Credit Parties) after such termination, the Collateral Agent will take all reasonable action and do all things reasonably necessary, including executing UCC termination statements, to terminate the security interest granted to it (for the benefit of the Secured Parties) hereunder. Upon the written request of the Credit Parties, the Collateral Agent shall at the sole cost and expense of the applicable Credit Party release its security interest (i) in all personal property located in or appurtenant to a leased Real Property Asset upon the expiration or termination without renewal of the lease for such Real Property Asset and (ii) in any Collateral sold, transferred or otherwise disposed of by any Credit Party to the extent such sale, transfer or other disposition is permitted by and made in accordance with the terms of this Agreement.

               SECTION 8.12 Remedies Not Exclusive. The remedies conferred upon or reserved to the Collateral Agent in this Article 8 are intended to be in addition to, and not in limitation of, any other remedy or remedies available to the Collateral Agent. Without limiting the generality of the foregoing, the Collateral Agent, the Administrative Agent, the Issuing Bank, the Lenders and



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any other Secured Party shall have all rights and remedies of a secured creditor under Article 9 of the UCC and under any other Applicable Law.

               SECTION 8.13 Continuation and Reinstatement. Each Credit Party further agrees that the security interest granted hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment or any part thereof of any Obligation is rescinded or must otherwise be restored by either Agent, the Issuing Bank, any Lender or any other Secured Party upon the bankruptcy or reorganization of any Credit Party or otherwise.

9.         GUARANTY

               SECTION 9.1 Guaranty. (a) Each Guarantor unconditionally and irrevocably guarantees to the Secured Parties the due and punctual payment by, and performance of, the Obligations (including interest accruing on and after the filing of any petition in bankruptcy or of reorganization of the obligor whether or not post filing interest is allowed in such proceeding). Each Guarantor further agrees that the Obligations may be increased, extended or renewed, in whole or in part, without notice or further assent from it (except as may be otherwise required herein), and it will remain bound upon this Guaranty notwithstanding any extension or renewal of any Obligation.

               (b) Each Guarantor waives presentation to, demand for payment from and protest to, as the case may be, any Credit Party or any other guarantor of any of the Obligations, and also waives notice of protest for nonpayment, notice of acceleration and notice of intent to accelerate. The obligations of each Guarantor hereunder shall not be affected by (i) the failure of either Agent, the Issuing Bank, any Lender or any other Secured Party to assert any claim or demand or to enforce any right or remedy against the Borrower or any Guarantor or any other guarantor under the provisions of this Credit Agreement or any other agreement or otherwise; (ii) any extension or renewal of any provision hereof or thereof; (iii) the failure of either Agent, the Issuing Bank, any Lender or any other Secured Party to obtain the consent of the Guarantor with respect to any rescission, waiver, compromise, acceleration, amendment or modification of any of the terms or provisions of this Credit Agreement, any notes evidencing any of the Loans hereunder or of any other Fundamental Document or other agreement; (iv) the release, exchange, waiver or foreclosure of any security held by the Collateral Agent for the Obligations or any of them; (v) the failure of either Agent, the Issuing Bank, any Lender or any other Secured Party to exercise any right or remedy against any other Guarantor or any other guarantor of the Obligations; or (vi) the release or substitution of any Guarantor or guarantor.

               (c) Each Guarantor further agrees that this Guaranty constitutes a guaranty of performance and of payment when due and not just of collection, and waives any right to require that any resort be had by either Agent, the Issuing Bank, any Lender or any other Secured Party to any security held for payment of the Obligations or to any balance of any deposit, account or credit on the books of either Agent, the Issuing Bank, any Lender or any other Secured Party in favor of the Borrower or any Guarantor, or to any other Person.

               (d) Each Guarantor hereby expressly assumes all responsibilities to remain informed of the financial condition of the Borrower, the Guarantors and any other guarantors and any circumstances affecting the Collateral or the Real Property Assets or the Pledged Securities or the ability of the Borrower to perform under this Credit Agreement.



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               (e) Each Guarantor's obligations under the Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Obligations, any notes evidencing any of the Loans hereunder or any other instrument evidencing any Obligations, or by the existence, validity, enforceability, perfection, or extent of any Lien on any Collateral or Real Property Asset or Pledged Collateral securing any Obligation or by any other circumstance relating to the Obligations which might otherwise constitute a defense to this Guaranty. Neither of the Agents, the Issuing Bank, any of the Lenders nor any other Secured Party make any representation or warranty with respect to any such circumstances or have any duty or responsibility whatsoever to any Guarantor in respect to the management and maintenance of the Obligations or any collateral security for the Obligations.

               SECTION 9.2 No Impairment of Guaranty, etc. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (except indefeasible payment and performance in full in cash of the Obligations), including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of either Agent, the Issuing Bank, any Lender or any other Secured Party to assert any claim or demand or to enforce any remedy under this Credit Agreement or any other Fundamental Document or other agreement, by any waiver or modification of any provision hereof or thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Guarantor or would otherwise operate as a discharge of such Guarantor as a matter of law, unless and until the Facility Termination Date.

               SECTION 9.3 Continuation and Reinstatement, etc. (a) Each Guarantor further agrees that its Guaranty hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by either Agent, the Issuing Bank, any Lender or any other Secured Party upon the bankruptcy or reorganization of Borrower or a Guarantor, or otherwise. In furtherance of the provisions of this Article 9, and not in limitation of any other right which either Agent, the Issuing Bank, any Lender or any other Secured Party may have at law or in equity against the Borrower, a Guarantor or any other Person by virtue hereof, upon failure of the Borrower to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice or otherwise, each Guarantor hereby promises to and will, upon receipt of written demand by either Agent, the Issuing Bank, any Lender or any other Secured Party, forthwith pay or cause to be paid to the Collateral Agent for the benefit of the Secured Parties (as applicable) in cash an amount equal to the unpaid amount of all the Obligations with interest thereon at a rate of interest equal to the rate specified in Section 2.13(a) hereof, and thereupon the Collateral Agent shall assign such Obligation, together with all security interests, if any, then held by the Collateral Agent



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in respect of such Obligation, to the Guarantors making such payment; such assignment to be subordinate and junior to the rights of the Collateral Agent on behalf of the Secured Parties with regard to amounts payable by the Borrower in connection with the remaining unpaid Obligations (including interest accruing on and after the filing of any petition in bankruptcy or of reorganization of an obligor whether or not post filing interest is allowed in such proceeding) and to be pro tanto to the extent to which the Obligation in question was discharged by the Guarantor or Guarantors making such payments.

               (b) All rights of a Guarantor against the Borrower, arising as a result of the payment by such Guarantor of any sums to the Collateral Agent for the benefit of the Secured Parties or directly to the Secured Parties hereunder by way of right of subrogation or otherwise, shall in all respects be subordinated and junior in right of payment to, and shall not be exercised by such Guarantor until and unless, the prior indefeasible payment in full in cash of all the Obligations (including interest accruing on and after the filing of any petition in bankruptcy or of reorganization of an obligor whether or not post filing interest is allowed in such proceeding). If any amount shall be paid to such Guarantor for the account of the Borrower, such amount shall be held in trust for the benefit of the Collateral Agent, segregated from such Guarantor's own assets, and shall forthwith be paid to the Collateral Agent on behalf of the Secured Parties to be credited and applied to the Obligations, whether matured or unmatured.

               SECTION 9.4 Limitation on Guaranteed Amount etc. Notwithstanding any other provision of this Article 9, the amount guaranteed by each Guarantor hereunder shall be limited to the extent, if any, required so that its obligations under this Article 9 shall not be subject to avoidance under Section 548 of the Bankruptcy Code or to being set aside or annulled under any Applicable Law relating to fraud on creditors. In determining the limitations, if any, on the amount of any Guarantor's obligations hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation or contribution which such Guarantor may have under this Article 9, any other agreement or Applicable Law shall be taken into account.

10.        PLEDGE

               SECTION 10.1 Pledge. Each Pledgor, as security for the due and punctual payment of the Obligations (including interest accruing on and after the filing of any petition in bankruptcy or of reorganization of the Borrower whether or not post filing interest is allowed in such proceeding) in the case of the Borrower and as security for its obligations under Article 9 hereof in the case of a Pledgor which is a Guarantor, hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Collateral Agent for the benefit of the Secured Parties, a security interest in all Pledged Collateral now owned or hereafter acquired by it. The Pledgors shall deliver to the Collateral Agent the definitive instruments (if any) representing all Pledged Securities (or cause the prepetiton collateral agent in possession of any such instruments to so deliver), accompanied by undated stock powers, duly endorsed or executed in blank by the appropriate Pledgor, and such other instruments or documents as the Collateral Agent or its counsel shall reasonably request. Each delivery of securities being pledged hereunder shall be accompanied by a schedule showing a description of the securities theretofore and then being pledged hereunder. Each schedule so delivered shall supersede any prior schedules so delivered.




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               SECTION 10.2 Covenant. Each Pledgor covenants that as stockholder or partner or member of each of its respective Subsidiaries it will not take any action to allow any additional shares of common stock, Preferred Stock or other equity securities or interests of any of its respective Subsidiaries or any securities convertible or exchangeable into common or Preferred Stock of such Subsidiaries to be issued, or grant any options or warrants, unless all of such securities are pledged to the Collateral Agent (for the benefit of the Secured Parties); provided that with respect to a foreign Subsidiary for which a Pledgor has pledged 65% of the Capital Stock thereof pursuant to the terms hereof, such Pledgor need only pledge to the Collateral Agent (for the benefit of the Secured Parties) the percentage of such securities required in order to maintain an overall pledge of 65% of the Capital Stock of such Subsidiary).

               SECTION 10.3 Registration in Nominee Name; Denominations. Upon the occurrence or continuation of an Event of Default, the Collateral Agent shall have the right (in its sole discretion) to hold the certificates representing any Pledged Securities (a) in its own name (on behalf of itself and any of the Secured Parties) or in the name of its nominee or (b) in the name of the appropriate Pledgor, endorsed or assigned in blank or in favor of the Collateral Agent. Upon the occurrence or continuation of an Event of Default, the Collateral Agent shall have the right to exchange the certificates representing any of the Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Credit Agreement.

               SECTION 10.4 Voting Rights; Dividends; etc. (a) The appropriate Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Pledged Securities being pledged by it hereunder or any part thereof for any purpose not inconsistent with the terms hereof, at all times, except as expressly provided in paragraph (c) below.

               (b) All dividends or distributions of any kind whatsoever (other than (x) cash dividends or (y) distributions expressly permitted by Section 6.5 hereof) received by a Pledgor, whether resulting from a subdivision, combination, or reclassification of the outstanding capital stock of the issuer or received in exchange for Pledged Securities or any part thereof or as a result of any merger, consolidation, acquisition, or other exchange of assets to which the issuer may be a party, or otherwise, shall be and become part of the Pledged Collateral pledged hereunder and shall immediately be delivered to the Collateral Agent to be held subject to the terms hereof. All dividends and distributions which are received contrary to the provisions of this subsection
(b) shall be received in trust for the benefit of the Secured Parties, segregated from such Pledgor's own assets, and shall be delivered to the Collateral Agent.

               (c) Upon the occurrence and during the continuance of an Event of Default and notice from the Collateral Agent of the transfer of such rights to the Collateral Agent, all rights of a Pledgor (i) to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to this
Section 10.4 and (ii) to receive and retain any dividends and distributions, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and receive such dividends and distributions until such time as such Event of Default has been cured.



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               SECTION 10.5 Remedies Upon Default. If an Event of Default shall have occurred and be continuing, the Collateral Agent, on behalf of the Secured Parties, may sell the Pledged Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate subject to the terms hereof or as otherwise provided in the UCC. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict to the full extent permitted by Applicable Law the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Pledged Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale, the Collateral Agent shall have the right to assign, transfer, and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Pledgor. The Collateral Agent shall give the Pledgors ten (10) days' written notice of any such public or private sale, or sale at any broker's board or on any such securities exchange, or of any other disposition of the Pledged Collateral. Such notice, in the case of public sale, shall state the time and place for such sale and, in the case of sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and shall state in the notice of such sale. At any such sale, the Pledged Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole discretion) determine. The Collateral Agent shall not be obligated to make any sale of the Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale of the Pledged Collateral may have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case the sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold shall be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. At any sale or sales made pursuant to this Section 10.5, the Collateral Agent, the Administrative Agent, the Issuing Bank, any Lender or any other Secured Party may bid for or purchase, free from any claim or right of whatever kind, including any equity of redemption, of the Pledgors, any such demand, notice, claim, right or equity being hereby expressly waived and released, any or all of the Pledged Collateral offered for sale, and may make any payment on the account thereof by using any claim for moneys then due and payable to the Agents, the Issuing Bank, the Lenders and any other Secured Party by any Credit Party as a credit against the purchase price; and the Collateral Agent, upon compliance with the terms of sale, may hold, retain and dispose of the Pledged Collateral without further accountability therefor to any Pledgor or any third party (other than to the Secured Parties). The Collateral Agent shall in any such sale make no representations or warranties with respect to the Pledged Collateral or any part thereof, and shall not be chargeable with any of the obligations or liabilities




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of the Pledgors with respect thereto. The Collateral Agent may exercise, either by itself or by its nominee or designee, in the name of the applicable Pledgor(s), all of the rights, powers and remedies granted to the Collateral Agent in this Section 10 in respect of any Pledged Collateral, any organizational document pursuant to which any Pledgor owns its Pledged Collateral, and may exercise and enforce all of the Collateral Agent's rights and remedies hereunder and under law. Each Pledgor hereby agrees (i) it will indemnify and hold each of the Agents, the Issuing Bank, the Lenders and any other Secured Party harmless from and against any and all claims with respect to the Pledged Collateral asserted before the taking of actual possession or control of the Pledged Collateral by the Collateral Agent pursuant to this Credit Agreement, or arising out of any act of, or omission to act on the part of, any Person prior to such taking of actual possession or control by the Collateral Agent (whether asserted before or after such taking of possession or control), or arising out of any act on the part of any Pledgor, its agents or Affiliates before or after the commencement of such actual possession or control by the Collateral Agent and (ii) the Agents, the Issuing Bank, the Lenders and any other Secured Party shall have no liability or obligation arising out of any such claim. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and Pledged Securities under this Credit Agreement and to sell the Pledged Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts having competent jurisdiction.

               SECTION 10.6 Application of Proceeds of Sale and Cash. Subject to the provisions of the Intercreditor Agreement, the proceeds of sale of the Pledged Collateral sold pursuant to Section 10.5 hereof shall be applied by the Collateral Agent on behalf of the Secured Parties to the payment of all reasonable out-of-pocket costs and expenses paid or incurred by either Agent in connection with such sale, including, without limitation, all court costs, the reasonable fees and expenses of counsel for either Agent in connection therewith, the reasonable fees and expenses of any financial consultants in connection therewith and the payment of all reasonable out-of-pocket costs and expenses paid or incurred by either Agent in enforcing this Credit Agreement, in realizing or protecting any Collateral and in enforcing or collecting any Obligations or any Guaranty thereof, including, without limitation, court costs, the reasonable attorneys' fees and expenses incurred by either Agent in connection therewith and the reasonable fees and expenses of any financial consultants in connection therewith and then to the indefeasible payment in full in cash of the Obligations in accordance with Section 12.2(b) hereof. Any amounts remaining after such indefeasible payment in full shall be applied to repay the other obligations set forth in the Intercreditor Agreement, or, if no such obligations are outstanding, then such amounts shall be remitted to the appropriate Pledgor, or as a court of competent jurisdiction may otherwise direct.

               SECTION 10.7 Securities Act, etc. In view of the position of each Pledgor in relation to the Pledged Securities pledged by it, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as amended, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being hereinafter called the "Federal Securities Laws"), with respect to any disposition of the Pledged Securities permitted hereunder. Each Pledgor understands that compliance with the Federal



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Securities Laws may very strictly limit the course of conduct of the Collateral
Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Securities, and may also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities may dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or any part of the Pledged Securities under applicable Blue Sky or other state securities laws, or similar laws analogous in purpose or effect. Under Applicable Law, in the absence of an agreement to the contrary, the Collateral Agent may perhaps be held to have certain general duties and obligations to a Pledgor to make some effort towards obtaining a fair price even though the Obligations may be discharged or reduced by the proceeds of a sale at a lesser price. Each Pledgor waives to the fullest extent permitted by Applicable Law any such general duty or obligation to it, and the Pledgors and/or the Credit Parties will not attempt to hold the Collateral Agent, the Administrative Agent, the Issuing Bank, any Lender or any other Secured Party responsible for selling all or any part of the Pledged Securities at an inadequate price, even if the Collateral Agent shall accept the first offer received or does not approach more than one possible purchaser. Without limiting the generality of the foregoing, the provisions of this Section
10.7 would apply if, for example, the Collateral Agent were to place all or any part of the Pledged Securities for private placement by an investment banking firm, or if such investment banking firm purchased all or any part of the Pledged Securities for its own account, or if the Collateral Agent placed all or any part of the Pledged Securities privately with a purchaser or purchasers.

               SECTION 10.8 Continuation and Reinstatement. Each Pledgor further agrees that its pledge hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by either Agent, the Issuing Bank, any Lender or any other Secured Party upon the bankruptcy or reorganization of any Pledgor or otherwise.

               SECTION 10.9 Termination. The pledge referenced herein shall terminate on the Facility Termination Date, at which time the Collateral Agent shall assign and deliver to the party then acting as collateral agent for the remaining Secured Parties under the Intercreditor Agreement (or, if the Intercreditor Agreement shall no longer be in effect, than to the designee of the Noteholders and the A-Advanced Lender), such of the Pledged Securities (if any) as shall not have been sold or otherwise applied by the Collateral Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be free and clear of all Liens, arising by, under or through any Lender but shall otherwise be without recourse upon or warranty by the Collateral Agent and at the expense of the Pledgors; provided, however, that if the obligations under the Note Agreement and the A-Advanced Guaranty shall have been repaid in full, then the Collateral Agent shall assign such Pledged Securities to the appropriate Pledgor, or to such Person or Persons as such Pledgor shall designate, against receipt.

11. CASH COLLATERAL

               SECTION 11.1 Cash Collateral Account. There shall be established with the Collateral Agent an account (the "Cash Collateral Account") in the name of the Collateral Agent (for the benefit of the Secured Parties), into which the Borrower may from time to time deposit Dollars pursuant to, and in accordance



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with Section 2.9(j) hereof. Except to the extent otherwise provided in this
Article 11, the Cash Collateral Account shall be under the sole dominion and control of the Collateral Agent and shall be subject to a control agreement entered into between the Borrower and the Collateral Agent.

               SECTION 11.2 Investment of Funds. (a) The Collateral Agent is hereby authorized and directed to invest and reinvest the funds from time to time deposited into the Cash Collateral Account, so long as no Event of Default has occurred and is continuing, on the written instructions of the Borrower or, if the Borrower shall fail to give such instructions upon delivery of any such funds, in the Cash Equivalents selected in the sole discretion of the Collateral Agent.

               (b) Any net income or gain on the investment of funds from time to time held in the Cash Collateral Account, shall be promptly reinvested by the Collateral Agent as a part of the Cash Collateral Account; and any net loss on any such investment shall be charged against the Cash Collateral Account. So long as no Event of Default has occurred and is continuing, the Borrower may request from time to time that the Collateral Agent pay to the Borrower any interest which has accrued upon the balance of the Cash Collateral Account; provided, that the failure by the Collateral Agent to comply with such request shall not constitute a default hereunder or give rise to any liability of Collateral Agent hereunder.

               (c) Neither of the Agents, the Issuing Bank, any of the Lenders nor any other Secured Party shall be a trustee for any of the Credit Parties, or shall have any obligations or responsibilities, or shall be liable for anything done or not done, in connection with the Cash Collateral Account, except as expressly provided herein and except that the Collateral Agent shall have the obligations of a secured party under the UCC. Neither of the Agents, the Issuing Bank, any of the Lenders nor any other Secured Party shall have any obligation or responsibility or shall be liable in any way for any investment decision made in accordance with this Section 11.2 or for any decrease in the value of the investments held in the Cash Collateral Account, other than as arising from their respective gross negligence or willful misconduct.

               SECTION 11.3 Grant of Security Interest. For value received and to induce the Issuing Bank to issue Letters of Credit and the Lenders to enter into this Credit Agreement and to make Loans to the Borrower and to acquire participations in Letters of Credit from time to time as provided for in this Credit Agreement, as security for the payment of all of the Obligations, each of the Credit Parties hereby assigns to the Collateral Agent (for the benefit of the Secured Parties) and grants to the Collateral Agent (for the benefit of the Secured Parties), a first and prior Lien upon all of such Credit Party's rights in and to the Cash Collateral Account, all cash, documents, instruments and securities from time to time held therein, and all rights pertaining to investments of funds in the Cash Collateral Account and all products and proceeds of any of the foregoing. All cash, documents, instruments and securities from time to time on deposit in the Cash Collateral Account, and all rights pertaining to investments of funds in the Cash Collateral Account shall immediately and without any need for any further action on the part of any of the Credit Parties, the Collateral Agent or any other Secured Party, become subject to the Lien set forth in this Section 11.3, be deemed Collateral for all purposes hereof and be subject to the provisions of this Credit Agreement.



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               SECTION 11.4 Remedies. Subject to the provisions of the
Intercreditor Agreement, at any time during the continuation of an Event of Default, the Collateral Agent may sell any documents, instruments and securities held in the Cash Collateral Account and may immediately apply the proceeds thereof and any other cash held in the Cash Collateral Account in accordance with Section 12.2(b).

12. THE AGENTS AND THE ISSUING BANK

               SECTION 12.1 Administration by the Agents. (a) The general administration of the Fundamental Documents and any other documents contemplated by this Credit Agreement or any other Fundamental Document shall be by the Administrative Agent, the Collateral Agent or their respective designees. Except as otherwise expressly provided herein, the Issuing Bank and each of the Lenders hereby irrevocably authorizes the Administrative Agent or the Collateral Agent, at its discretion, to take or refrain from taking such actions as agent on its behalf and to exercise or refrain from exercising such powers under the Fundamental Documents, any notes evidencing any of the Loans hereunder and any other documents contemplated by this Credit Agreement or any other Fundamental Document as are expressly delegated by the terms hereof or thereof, as appropriate, to such Agent together with all powers reasonably incidental thereto. Neither of the Agents shall have any duties or responsibilities except as set forth in the Fundamental Documents.

                (b) The Secured Parties hereby authorize the Collateral Agent (in its sole discretion):

                (i) in connection with the sale or other disposition of any asset included in the Collateral or in the Real Property Assets or all of the capital stock of any Guarantor, to the extent undertaken in accordance with the terms of this Credit Agreement, to release a Lien granted to it (for the benefit of the Secured Parties) on such asset or capital stock and/or to release such Guarantor from its obligations hereunder; (ii) to determine that the cost to the Borrower or another Credit Party is disproportionate to the benefit to be realized by the Agents, the Issuing Bank, the Lenders and the other Secured Parties by perfecting a Lien in a given asset or group of assets included in the Collateral and that the Borrower or other Credit Party should not be required to perfect such Lien in favor of the Collateral Agent (for the benefit of the Secured Parties);

                (iii) to appoint subagents to be the holder of record of a Lien to be granted to the Collateral Agent (for the benefit of the Secured Parties) or to hold on behalf of the Collateral Agent such Collateral or instruments relating thereto;

                (iv) to enter into and perform its obligations under the other Fundamental Documents; and

                (v) to execute and deliver the agreements contemplated by
        Section 12.13 hereof.



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               SECTION 12.2 Advances and Payments. (a) On the date of each Loan, the Administrative Agent shall be authorized (but not obligated) to advance, for the account of each of the applicable Lenders, the amount of the applicable Loan to be made by it in accordance with its proportionate share of its Commitment hereunder. Each of the Lenders hereby authorizes and requests the Administrative Agent to advance for its account, pursuant to the terms hereof, the amount of the Loan to be made by it, and each of the Lenders agrees forthwith to reimburse the Administrative Agent in immediately available funds for the amount so advanced on its behalf by the Administrative Agent. If any such reimbursement is not made in immediately available funds on the same day on which the Administrative Agent shall have made any such amount available on behalf of any Lender, such Lender shall pay interest to the Administrative Agent at a rate per annum equal to the Administrative Agent's cost of obtaining overnight funds in the New York Federal Funds Market for the first three days following the time when the Lender fails to make the required reimbursement, and thereafter at a rate per annum equal to the Base Rate plus the Applicable Interest Margin for Base Rate Loans. If and to the extent that any such reimbursement shall not have been made to the Administrative Agent, the Borrower agrees to repay to the Administrative Agent forthwith on demand a corresponding amount with interest thereon for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at the Base
Rate plus the Applicable Interest Margin for Base Rate Loans.

               (b) If a Default or Event of Default has occurred and is then continuing, any amounts received by the Administrative Agent in connection with the Fundamental Documents, the application of which is not otherwise provided for, shall be applied as follows:

                     first, to pay to the Agents all unreimbursed costs and expenses of the Agents which are payable by the Borrower or any of the other Credit Parties pursuant to any of the Fundamental Documents and all unreimbursed costs and expenses of the Lenders which are payable pursuant to this Credit Agreement; second, to pay pro rata to each Lender with a Loan outstanding, accrued but unpaid interest on the Loans in accordance with the amount of outstanding Loans owed to each Lender; third, to pay pro rata to each Lender the accrued but unpaid Commitment Fees in accordance with each Lender's Percentage; fourth, to pay pro rata to each Agent and each Lender all unpaid Fees; fifth, to pay pro rata to each Lender with a Loan outstanding, principal on the Loans in accordance with the amount of outstanding Loans owed to each Lender; and sixth, to pay any other amounts then due under this Credit Agreement or any other Fundamental Document. All amounts to be paid to any Lender by the Administrative Agent shall be credited to that Lender, after collection by the Administrative Agent, in immediately available funds either by wire transfer or deposit in such Lender's correspondent account with the Administrative Agent, or as such Lender and the Administrative Agent shall agree in writing from time to time.

               SECTION 12.3 Sharing of Setoffs and Cash Collateral. (a) Each of the Lenders agrees that if it shall, through the exercise of a right of banker's lien, set off or counterclaim against any Credit Party (including, but not limited to, pursuant to Section 13.21 hereof or as a secured claim under Section



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506 of the Bankruptcy Code or other security or interest arising from, or in lieu of, such secured claim and received by such Lender under any applicable bankruptcy, insolvency or other similar law) or otherwise, obtain payment in respect of its Loans as a result of which the unpaid portion of its Loans is proportionately less than the unpaid portion of Loans of any of the other Lenders (a) it shall promptly purchase at par (and shall be deemed to have thereupon purchased) from such other Lenders a participation in the Loans of such other Lenders, so that the aggregate unpaid principal amount of each of the Lender's Loans and its participation in Loans of the other Lenders shall be in the same proportion to the aggregate unpaid principal amount of all Loans then outstanding as the principal amount of its Loans prior to the obtaining of such payment was to the principal amount of all Loans outstanding prior to the obtaining of such payment and (b) such other adjustments shall be made from time to time as shall be equitable to ensure that the Lenders share any such payment pro rata. If all or any portion of such excess payment is thereafter recovered from the Lender which originally received such excess payment, such purchase (or portion thereof) shall be canceled and the purchase price restored to the extent of such recovery. The Credit Parties expressly consent to the foregoing arrangements and agree that any Lender or Lenders holding (or deemed to be holding) a participation in a Loan may exercise any and all rights of banker's lien, set off or counterclaim with respect to any and all moneys owing by the Borrower to such Lender or Lenders as fully as if such Lender or Lenders held such and was the original obligee on such Loan or on any note evidencing such Loan (if applicable), in the amount of such participation.

               (b) The Administrative Agent is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to set off and apply any and all amounts received by the Administrative Agent for the account of a Defaulting Lender to the satisfaction of the unpaid obligations owing by such Defaulting Lender to the Administrative Agent, the Collateral Agent, or the Issuing Bank and the rights of such Defaulting Lender with respect to all such amounts shall be subject and subordinate to the rights of the Administrative Agent, the Collateral Agent, and the Issuing Bank, as the case may be, to be paid the amounts owing to it by such Defaulting Lender.

               SECTION 12.4 Notice to the Lenders. Upon receipt by the Administrative Agent or the Issuing Bank from any of the Credit Parties of any communication calling for an action on the part of the Lenders, or upon written notice to the Administrative Agent of any Event of Default, the Administrative Agent or the Issuing Bank will in turn promptly inform the other Lenders in writing (which shall include facsimile communications) of the nature of such communication or of the Event of Default, as the case may be.

               SECTION 12.5 Liability of the Administrative Agent, Collateral Agent and the Issuing Bank. (a) The Administrative Agent, the Collateral Agent and the Issuing Bank, when acting on behalf of the Lenders (or in the case of the Collateral Agent, when acting on behalf of the Secured Parties), may execute any of its duties under this Credit Agreement or the other Fundamental Documents by or through its officers, agents, or employees and neither the Administrative Agent, the Collateral Agent, the Issuing Bank nor their respective officers, agents or employees shall be liable to the Lenders or any of them for any action taken or omitted to be taken in good faith, nor be responsible to the Lenders or to any of them for the consequences of any oversight or error of judgment, or



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for any loss, unless the same shall happen through its gross negligence or willful misconduct. The Administrative Agent, the Collateral Agent, the Issuing Bank and their respective directors, officers, agents, and employees shall in no event be liable to the Lenders or to any of them, nor shall any Lender have any cause of action against any of them for any action taken or omitted to be taken by it pursuant to instructions received by it from the Required Lenders or in reliance upon the advice of counsel selected by it with reasonable care or counsel to the Borrower. Without limiting the foregoing, neither the Administrative Agent, the Collateral Agent, the Issuing Bank nor any of their respective directors, officers, employees, or agents shall be responsible to any of the Lenders for the due execution, validity, genuineness, effectiveness, sufficiency, or enforceability of, or for any statement, warranty, or representation in, or for the perfection of any security interest contemplated by, this Credit Agreement, any other Fundamental Document or any related agreement, document or order, or for freedom of any of the Collateral or any of the Real Property Assets or any of the Pledged Securities from prior Liens or security interests, or shall be required to ascertain or to make any inquiry concerning the performance or observance by the Borrower or any other Credit Party of any of the terms, conditions, covenants, or agreements of this Credit Agreement, any other Fundamental Document, or any related agreement or document.

               (b) None of the Administrative Agent (in its capacity as agent for the Lenders), the Collateral Agent (in its capacity as agent for the Secured Parties), the Issuing Bank or any of their respective directors, officers, employees, or agents shall have any responsibility to the Borrower or any other Credit Party on account of the failure or delay in performance or breach by any of the Lenders of any of such Lender's obligations under this Credit Agreement, the other Fundamental Documents or any related agreement or document or in connection herewith or therewith. No Lender nor any of its directors, officers, employees or agents shall have any responsibility to the Borrower or any other Credit Party on account of the failure or delay in performance or breach by any other Lender of such other Lender's obligations under this Credit Agreement, the other Fundamental Documents or any related agreement or document or in connection herewith or therewith, other than as arising from their respective gross negligence or willful misconduct.

               (c) The Administrative Agent (as agent for the Lenders), the Collateral Agent (as agent of the Secured Parties) and the Issuing Bank shall be entitled to rely on any communication, instrument, or document believed by it to be genuine or correct and to have been signed or sent by a Person or Persons believed by it to be the proper Person or Persons, and it shall be entitled to rely on advice of legal counsel (who may be counsel for the Borrower), independent public accountants, and other professional advisers and experts selected by it.

               (d) Each of the Administrative Agent, the Collateral Agent and the Issuing Bank shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection herewith or any of the other Fundamental Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until it shall have received instructions in respect thereof from the Required Lenders, and, upon receipt of such instructions from the Required Lenders, it shall be entitled to



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act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions.

               SECTION 12.6 Reimbursement and Indemnification. Each of the Lenders agrees (i) to reimburse the Administrative Agent, the Collateral Agent and/or the Issuing Bank for such Lender's pro rata share of any expenses and fees incurred for the benefit of the Lenders under the Fundamental Documents, including, without limitation, counsel fees and compensation of agents, employees, financial advisors and other professionals paid for services rendered on behalf of the Agents, the Issuing Bank or the Lenders, and any other expense incurred in connection with the operations or enforcement thereof not reimbursed by or on behalf of the Borrower and (ii) to indemnify and hold harmless the Administrative Agent, the Collateral Agent and/or the Issuing Bank and any of their respective directors, officers, employees, or agents, on demand, in accordance with such Lender's Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (including reasonable attorneys' fees and disbursements) of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against, it or any of them in any way relating to or arising out of any of the Fundamental Documents or any related agreement or document, or any action taken or omitted to be taken by it or any of them under any of the Fundamental Documents or any related agreement or document, to the extent not reimbursed by or on behalf of the Borrower or any other Credit Party (except such as shall result from the gross negligence or willful misconduct of the Person to be reimbursed, indemnified or held harmless, as applicable) and
(iii) to indemnify and hold harmless the Issuing Bank and any of its directors, officers, employees, or agents, on demand, in the amount of its Percentage share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against it or any of them in any way relating to or arising out of the issuance of any Letters of Credit or the failure to issue Letters of Credit (except as shall result from the gross negligence or willful misconduct of the Person to be reimbursed, indemnified or held harmless, as applicable). If any indemnity furnished to either Agent or the Issuing Bank for any purpose shall, in the opinion of such Agent or the Issuing Bank, as the case may be, be insufficient or become impaired, such Agent or the Issuing Bank, as the case may be, may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided, that in no event shall this sentence require any Lender to indemnify any Agent or the Issuing Bank against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender's pro rata share thereof. To the extent indemnification payments made by the Lenders pursuant to this Section 12.6 are subsequently recovered by the Administrative Agent, the Collateral Agent or the Issuing Bank from a Credit Party, the Administrative Agent, the Collateral Agent or the Issuing Bank, as applicable, will promptly refund such previously paid indemnity payments to the Lenders.

               SECTION 12.7 Rights of the Agents. It is understood and agreed that each of the Agents and the Issuing Bank shall have the same duties, rights and powers as a Lender hereunder (including the right to give such instructions) as any of the other Lenders and may exercise such rights and powers, as well as its rights and powers under other agreements and instruments to which it is or



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may be party, and engage in other transactions with any Credit Party or
Affiliate thereof, as though it were not the Administrative Agent, the Collateral Agent or the Issuing Bank (as applicable) under this Credit Agreement and the other Fundamental Documents.

               SECTION 12.8 Independent Investigation by Lenders. Each of the Lenders acknowledges that it has decided to enter into this Credit Agreement and the other Fundamental Documents, to make the Loans and to participate in the Letters of Credit hereunder based on its own analysis of the transactions contemplated hereby and of the creditworthiness of the Credit Parties and agrees that neither the Administrative Agent, the Collateral Agent nor the Issuing Bank shall bear any responsibility therefor.

               SECTION 12.9 Agreement of the Lenders. Upon any occasion requiring or permitting an approval, consent, waiver, election or other action on the part of the Required Lenders, action shall be taken by the Administrative Agent or the Collateral Agent for and on behalf of, or for the benefit of, all Lenders upon the direction of the Required Lenders and any such action shall be binding on all Lenders. No amendment, modification, consent or waiver shall be effective except in accordance with the provisions of Section 13.11 hereof.

               SECTION 12.10 Notice of Transfer. The Administrative Agent, the Collateral Agent and the Issuing Bank may deem and treat any Lender which is a party to this Credit Agreement as the owner of such Lender's respective portions of the Loans and participations in Letters of Credit for all purposes, unless and until a written notice of the assignment or transfer thereof executed by any such Lender shall have been received by the Administrative Agent and shall have become effective in accordance with Section 13.3 hereof.

               SECTION 12.11 Relations Among Lenders. Each Lender in its capacity as a Lender hereunder agrees that it will not take any legal action, nor institute any actions or proceedings, against the Borrower or any other Credit Party hereunder or under any other Fundamental Document, or with respect to any Collateral or any Real Property Asset, it being understood and agreed that all such actions are to be taken by the Administrative Agent or the Collateral Agent (as applicable) on behalf of the Lenders. Without limiting the generality of the foregoing, no Lender may unilaterally terminate its Commitment or accelerate, or otherwise enforce or seek to enforce any rights or remedies with respect to, any Loans or other Obligations owed to it, except statutory or common law rights of banker's liens and setoff with respect to accounts maintained with such Lender.

               SECTION 12.12 Successor Agents. The Administrative Agent or the Collateral Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower, but such resignation shall not become effective until acceptance by a successor agent of its appointment pursuant hereto. Upon any such resignation, the retiring Administrative Agent or retiring Collateral Agent (as applicable) shall promptly appoint a successor agent from among the Lenders; provided, that such replacement is reasonably acceptable (as evidenced in writing) to the Required Lenders, the Issuing Bank and the Borrower; provided, however, that such approval by the Borrower shall not be required at any time when a Default or Event of Default has occurred and is continuing. If no successor agent shall have been so appointed by the retiring Administrative



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Agent or retiring Collateral Agent (as applicable) and shall have accepted such appointment, within 30 days after the retiring agent's giving of notice of resignation, the Borrower may appoint a successor as agent (provided, that such successor is reasonably acceptable to the Required Lenders and the Issuing
Bank), which shall be either a Lender or a commercial bank organized under the laws of the United States of America or of any State thereof and shall have a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as Administrative Agent or Collateral Agent (as applicable) hereunder by a successor agent, such successor agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent or retiring Collateral Agent (as applicable), and the retiring Administrative Agent or retiring Collateral Agent (as applicable) shall be discharged from its duties and obligations under this Credit Agreement, the other Fundamental Documents and any other credit documentation. After any retiring Administrative Agent's or retiring Collateral Agent's (as applicable) resignation hereunder as Administrative Agent or Collateral Agent (as applicable), the provisions of this Article 12 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent or Collateral Agent (as applicable) under this Credit Agreement and the other Fundamental Documents.

               SECTION 12.13 Tenant's Quiet Enjoyment. Upon the written request of the Borrower, the Collateral Agent shall deliver a subordination, non-disturbance and attornment agreement, in favor of the lessee under any lease of Real Property Assets, in form and substance reasonably satisfactory to the Collateral Agent and the Borrower, pursuant to which agreement the Collateral Agent shall agree (to the extent required by the applicable lease or sublease)
(a) to give the tenant or subtenant thereunder the same notice, if any, given to the Borrower of any default or acceleration of any obligation underlying the applicable Mortgage or any sale in foreclosure under such Mortgage, (b) to permit the tenant or subtenant thereunder to cure any such default on the Borrower's behalf within any applicable cure period, (c) to permit the tenant or subtenant thereunder to appear by its representative and to bid at any sale in foreclosure made with respect to the applicable Mortgage and (d) subject to the terms to be included in the applicable subordination, non-disturbance and attornment agreement, not to disturb the aforesaid tenant's or subtenant's possession so long as it is not in default in performing its obligations under such lease or sublease.

               SECTION 12.14 Lender Payments. (a) Except as otherwise provided herein, all payments by any Lender hereunder shall be made to the Administrative Agent at the office of Wachovia Bank, National Bank, 201 South College Street, Charlotte, NC 28288, Attention: Syndication Agency Services (wiring information:
ABA # 053 000 219, Acct. No.: 5000000031359, Account Name: Guilford Mills, Inc. Clearing Account, Ref: Guilford Mills, Inc.) not later than 1:00 p.m. (Eastern time). All payments received after such time shall be deemed received on the next succeeding Business Day. All payments shall be made in immediately available funds in lawful money of the United States of America.

               (b) If any Agent, the Issuing Bank, any Lender or any other Secured Party is required at any time to return to the Borrower, or to a trustee, receiver, liquidator, custodian, or any official under any proceeding under any Debtor Relief Law, any portion of a payment made by the Borrower, each such Secured Party shall, on demand of the Collateral Agent, return its share of



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the amount to be returned which is received by the applicable Secured Party, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate.

13.        MISCELLANEOUS

               SECTION 13.1 Notices. (a) Notices and other communications provided for herein shall be in writing and shall be delivered addressed:

               (i) if to the Administrative Agent and Collateral Agent:

               Wachovia Bank, National Association
               201 South College Street
               Charlotte, NC  28288
               Attn:  Syndication Agency Services
               Facsimile No.:  (704) 383-0288

               With a copy to:

               Wachovia Bank, National Association
               301 South College Street
               Charlotte, NC  28288
               Attn:  Colleen McCullum
               Facsimile No.:  (704) 383-6249
               E-mail:  colleen.mccullum@wachovia.com

               (ii) if to a Credit Party:

               Guilford Mills, Inc.
               4925 West Market Street
               Greensboro, NC  27407
               Attn:  Robert Emken
               Facsimile No.:  (336) 316-4057

               (iii) if to a Lender, to it at its address set forth on its signature page hereto.

or such other address as such party may from time to time designate by giving written notice to the other parties hereunder.

Any failure of any Person giving notice pursuant to this Section 13.1, to provide a courtesy copy to a party as provided herein, shall not affect the validity of such notice. All notices and other communications given to any party hereto in accordance with the provisions of this Credit Agreement shall be deemed to have been given (x) on the fifth Business Day after the date when sent by registered or certified mail, postage prepaid, return receipt requested, if by mail, (y) when delivered, if delivered by hand or overnight courier service or (z) when receipt is acknowledged, if by facsimile communications equipment or e-mail in each case addressed to such party as provided in this Section 13.1 or in accordance with the latest unrevoked written direction from such party.



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               (b) No notice to or demand on any of the Credit Parties shall entitle such Credit Party to any other or further notice or demand in the same, similar or other circumstances.

               SECTION 13.2 Survival of Agreement, Representations and Warranties, etc. All warranties, representations and covenants made by any of the Credit Parties herein, in any other Fundamental Document or in any certificate or other instrument delivered by it or on its behalf in connection with this Credit Agreement or any other Fundamental Document shall be considered to have been relied upon by the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders and, except for any terminations, amendments, modifications or waivers thereof in accordance with the terms hereof, shall survive the execution and delivery of this Credit Agreement, the making of the Loans and the issuance of the Letters of Credit herein contemplated and the execution and delivery of any notes evidencing any Loan hereunder regardless of any investigation made by the Administrative Agent, the Collateral Agent, the Issuing Bank or the Lenders or on their behalf, and shall continue in full force and effect so long as any Obligation is outstanding and unpaid and so long as the Commitments have not been terminated. All statements in any such certificate or other instrument shall constitute representations and warranties by the Credit Parties hereunder.

               SECTION 13.3 Successors and Assigns; Syndications; Loan Sales; Participations. (a) Whenever in this Credit Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; provided, however, that neither the Borrower nor any other Credit Party may assign its rights hereunder without the prior written consent of the Administrative Agent, the Collateral Agent, the Issuing Bank and all of the Lenders, and all covenants, promises and agreements by or on behalf of any of the Credit Parties which are contained in this Credit Agreement shall inure to the benefit of the successors and assigns of the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders.

               (b) Each of the Lenders may assign to one or more Lenders or an Eligible Assignee (but only with the prior written consent of the Administrative Agent and the Issuing Bank, which consent shall not be unreasonably withheld or delayed), all or a portion of its interests, rights and obligations under this Credit Agreement (including, without limitation, all or a portion of any Loans at the time owing to it, any note held by it evidencing such Loans, or all or a portion of its Commitment and the same portion of all Loans at the time owing to it and any notes held by it evidencing its Loans and its obligations with regard to Letters of Credit); provided, however, that (i) each assignment shall be in a minimum amount of $2,500,000 (or such lesser amount as shall equal any Lender's entire Loans or Commitment)), (ii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance substantially in the form of Exhibit A hereto, together with the assigning Lender's original note (if any) evidencing the Loans being assigned and a processing and recordation fee of $3,500 (which fee shall also be payable in the case of assignments from an assigning Lender to another Lender hereunder) to be paid to the Administrative Agent by the assigning Lender or the assignee and



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               (iii) if the assignee is not incorporated under the laws of the
United States of America or a state thereof, it shall deliver to the Borrower and the Administrative Agent certification as to the exemption from deduction or withholding of any United States federal income taxes in accordance with Section
2.15. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall not (unless otherwise agreed to by the Administrative Agent) be earlier than five (5) Business Days after the date of acceptance and recording by the Administrative Agent, (x) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and under the other Fundamental Documents and shall be bound by the provisions hereof and (y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Credit Agreement except that, notwithstanding such assignment, any rights and remedies available to the Borrower for any breaches by such assigning Lender of its obligations hereunder while a Lender shall be preserved after such assignment and such Lender shall not be relieved of any liability to the Borrower due to any such breach. In the case of an Assignment and Acceptance covering all or the remaining portion of the assigning Lender's rights and obligations under this Credit Agreement, such assigning Lender shall cease to be a party hereto.

               (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby and that such interest is free and clear of any adverse claim, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or any other Fundamental Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any of the other Fundamental Documents or any other instrument or document furnished pursuant hereto or thereto; (ii) such assignor Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any of the Credit Parties or the performance or observance by any of the Credit Parties of any of their respective obligations under the Fundamental Documents, the Note Agreement, the A-Advanced Guaranty or the Subordinated Security Agreement or any other instrument or document furnished pursuant thereto; (iii) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Sections 5.1(a), 5.1(b), and 5.1(c) (or if none of such financial statements shall have then been delivered, then copies of the financial statements referred to in
Section 3.6 hereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee agrees that it will, independently and without reliance upon the assigning Lender, the Administrative Agent, the Collateral Agent, the Issuing Bank, any other Lender or any other Secured Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement or any of the other Fundamental Documents or any other instrument or document furnished pursuant thereto; (v) such assignee appoints and authorizes the Administrative Agent, the Collateral Agent, and the



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Issuing Bank to take such action as agent(s) on its behalf and to exercise such powers under this Credit Agreement as are delegated to the Administrative Agent, the Collateral Agent or the Issuing Bank (as applicable) by the terms hereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will be bound by the provisions of this Credit Agreement and the other Fundamental Documents and will perform in accordance with their terms all of the obligations which by the terms of this Credit Agreement and the other Fundamental Documents are required to be performed by it as a Lender.

               (d) The Administrative Agent shall maintain at its address at which notices are to be given to it pursuant to Section 13.1 hereof a copy of each Assignment and Acceptance and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"), and for purposes of keeping the Register, the Administrative Agent shall be the Borrower's agent hereunder. The entries in the Register shall be conclusive, in the absence of manifest error, and the Credit Parties, the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of the Fundamental Documents. The Register shall be available for inspection by any Credit Party or any Lender at any reasonable time and from time to time upon reasonable prior notice.

               (e) Subject to the foregoing, upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee together with the assigning Lender's original note (if any) evidencing the Loans being assigned thereby, the processing and recordation fee, and evidence of the Administrative Agent's and the Issuing Bank's written consent to such assignment (if required), the Administrative Agent shall, if such Assignment and Acceptance has been completed and is substantially in the form of Exhibit A hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt written notice thereof to the Borrower. Within five (5) Business Days after receipt of the notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent, in exchange for any surrendered note, a new note to the order of such assignee in an amount equal to the Commitment assumed by the assignee Lender pursuant to such Assignment and Acceptance and if the assigning Lender has retained a Commitment, a new note to the order of the assigning Lender in an amount equal to the Commitment, retained by it hereunder. Such new notes shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered note (or if applicable, the outstanding principal amount of the applicable Loan owed to the assigning Lender immediately preceding the relevant assignment), shall be dated the date of the surrendered note and shall otherwise be in substantially the form of the surrendered note.

               (f) Each of the Lenders may, without the consent of any of the Credit Parties or the Administrative Agent, the Issuing Bank or the other Lenders, sell participations to one or more banks, mutual funds or other financial institutions in all or a portion of its rights and obligations under this Credit Agreement (including, without limitation all or a portion of its Commitment and the same portion of all Loans (if any) at the time owing to it and any notes held by it evidencing its Loans and its participation in Letters of Credit); provided, however, that (i) any such Lender's obligations under this Credit Agreement shall remain unchanged, (ii) such participant shall not be



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granted any voting rights or any right to control the vote of such Lender under this Credit Agreement, except that such participant may be granted voting rights (or a right to control the vote of such Lender under this Credit Agreement) with respect to (A) proposed decreases to interest rates or fees, (B) subject to
Section 13.11 hereof changes to the amount of the Commitments (except for a ratable decrease in the Total Commitment of all Lenders, or (C) final maturity of any Loan and Fees (in each case, as applicable to such participant) and (D) releases of all or substantially all the Collateral and the Real Property Assets, (iii) any such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iv) the participating banks or other entities shall be entitled to the cost protection provisions contained in Sections 2.12, 2.13, 2.14, 2.15 and 2.18 hereof, but a participant shall not be entitled to receive pursuant to such provisions an amount larger than its share of the amount to which the Lender granting such participation would have been entitled to receive and (v) the Credit Parties, the Administrative Agent, the Collateral Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's and its participants' rights and obligations under this Credit Agreement.

               (g) A Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 13.3, disclose to the assignee or participant or proposed assignee or participant, any information relating to any of the Credit Parties furnished to the Administrative Agent, the Collateral Agent, the Issuing Bank or such Lender by or on behalf of the Borrower or any other Credit Party; provided, that prior to any such disclosure, each such assignee or participant or proposed assignee or participant shall agree in writing to be bound by the provisions of Section
13.17 hereof.

               (h) The Credit Parties consent that any Lender may at any time and from time to time pledge or otherwise grant a security interest in any Loan or in any Note evidencing the Loans (or any part thereof) to any Federal Reserve Bank.

               (i) Any assignment pursuant to paragraph (b) of this Section 13.3 shall constitute an amendment of the Commitments appearing on the signature pages hereto as of the effective date of such assignment.

               (j) Notwithstanding anything contained in this Sections any Lender may at any time assign or pledge all or any portion of its rights under this Agreement without the prior written consent of the Borrower, the Agents or the Issuing Bank to secure extensions of credit to such Lender or in support of obligations owed by such Lender; provided that (i) no such assignment or pledge shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto and (ii) the right of any such assignee or pledgee to exercise any of such Lender's rights hereunder or to further transfer all or any portion of the rights pledged or granted to it, whether by means of foreclosure or otherwise shall at all times be subject to the other terms and provisions of this Section 13.3. In order to facilitate such an assignment, the Borrower shall, at the request of the assigning Lender, duly execute and deliver to the assigning Lender a note or notes evidencing the Loans made to the Borrower by the assigning Lender hereunder.



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               SECTION 13.4 Expenses; Documentary Taxes. Whether or not the
transactions hereby contemplated shall be consummated, the Borrower agrees to pay (a) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent and the Issuing Bank in connection with, or arising out of, the performance of due diligence, the negotiation, preparation, execution, delivery, waiver or modification and administration of this Credit Agreement and any other documentation contemplated hereby, the making of the Loans and the issuance of the Letters of Credit, the Collateral, the Pledged Securities, any Real Property Asset or any Fundamental Document, including but not limited to, the reasonable out-of-pocket costs and internally allocated charges of one legal counsel or audit or field examinations of the Administrative Agent, the Collateral Agent and the Issuing Bank in connection with the administration of this Credit Agreement, the verification of financial data or the transactions contemplated hereby and the reasonable fees and disbursements of Morgan, Lewis & Bockius LLP, counsel for the Agents, and any other counsel that any of the Agents shall retain, (b) the reasonable fees and disbursements of King & Spalding, counsel for certain of the Lenders and (c) all reasonable out-of-pocket expenses incurred by the Agents, the Issuing Bank, any Lender and any other Secured Party in the enforcement or protection (as distinguished from administration) of the rights and remedies of the Agents, the Issuing Bank, the Lenders and any other Secured Parties in connection with this Credit Agreement, the other Fundamental Documents, the Note Agreement, the A-Advanced Guaranty, the Subordinated Security Agreement, the Letters of Credit or any notes evidencing the Loans hereunder, or as a result of any transaction, action or non-action arising from any of the foregoing, including but not limited to, the reasonable fees and disbursements of any counsel for any of the Agents, the Issuing Bank, the Lenders or any other Secured Party. Such payments shall be made on the date this Credit Agreement is executed by the Borrower and thereafter on demand pursuant to a written invoice delivered to the Borrower at the notice address set forth herein. The Borrower agrees that it shall indemnify the Agents, the Issuing Bank, the Lenders and any other Secured Parties from and hold them harmless against any documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of this Credit Agreement or any notes evidencing any of the Loans hereunder or the issuance of Letters of Credit. The obligations of the Borrower under this
Section 13.4 shall survive the Facility Termination Date, the termination of this Credit Agreement and the payment of the Loans and/or the expiration of the Letters of Credit.

               SECTION 13.5 Indemnity. The Borrower agrees to indemnify and hold harmless the Agents, the Issuing Bank, the Lenders and any other Secured Parties, their respective directors, officers, employees, trustees, investments advisors and agents, and any professionals retained by them (each an "Indemnified Party") (to the full extent permitted by Applicable Law) from and against any and all claims, demands, losses, judgments, damages and liabilities (including liabilities for penalties) incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not any Indemnified Party is a party thereto) related to the entering into and/or performance of this Credit Agreement or any other Fundamental Document or the use of the proceeds of any Loans hereunder or the issuance of any Letter of Credit or the consummation of any other transaction contemplated in this Credit Agreement or any other Fundamental Document, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation,



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litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses of an Indemnified Party to the extent incurred by reason of the gross negligence or willful misconduct of such Indemnified Party as determined by a final order or judgment of a court of competent jurisdiction). The foregoing indemnity agreement includes any reasonable costs incurred by an Indemnified Party in connection with any action or proceeding which may be instituted in respect of the foregoing by one of the Agents or the Issuing Bank or by any other Person either against one of the Agents, the Issuing Bank or the Lenders or in connection with which any officer or employee of one of the Agents, the Issuing Bank or the Lenders is called as a witness or deponent, including, but not limited to, the reasonable fees and disbursements of Morgan, Lewis & Bockius LLP, counsel to the Agents and the Issuing Bank and any out-of-pocket costs incurred by the Agents, the Issuing Bank, the Lenders or any other Secured Party in appearing as a witness or in otherwise complying with legal process served upon them. The obligations of the Borrower under this
Section 13.5 shall survive the Facility Termination Date, the termination of this Credit Agreement and the payment of the Loans and/or the expiration or termination of the Letters of Credit and shall inure to the benefit of any Person who was a Lender notwithstanding such Person's assignment of all its Loans and its Commitment hereunder.

               If a Credit Party shall fail to do any act or thing which it has covenanted to do hereunder or under a Fundamental Document, or any representation or warranty of a Credit Party shall be breached, the Administrative Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and there shall be added to the Obligations hereunder the cost or expense incurred by the Administrative Agent in so doing, and any and all amounts expended by the Administrative Agent in taking any such action shall be repayable to it upon its demand therefor and shall bear interest at a rate per annum of 2% in excess of the rate then in effect for Base Rate Loans from time to time in effect from the date advanced to the date of repayment.

               SECTION 13.6 CHOICE OF LAW. THIS CREDIT AGREEMENT, THE OTHER FUNDAMENTAL DOCUMENTS AND ANY NOTE EVIDENCING ANY OF THE LOANS HEREUNDER SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES AND BY FEDERAL LAW TO THE EXTENT APPLICABLE.

               SECTION 13.7 WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS CREDIT AGREEMENT, THE SUBJECT MATTER HEREOF, ANY OTHER FUNDAMENTAL DOCUMENT OR THE SUBJECT MATTER THEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT OR TORT OR OTHERWISE. EACH PARTY HERETO



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ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THE
PROVISIONS OF THIS SECTION 13.7 CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH SUCH OTHER PARTIES HAVE RELIED, ARE RELYING AND WILL RELY IN ENTERING INTO THIS CREDIT AGREEMENT AND ANY OTHER FUNDAMENTAL DOCUMENT. ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 13.7 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY OTHER PARTY TO THE WAIVER OF ITS RIGHTS TO TRIAL BY JURY.

               SECTION 13.8 WAIVER WITH RESPECT TO DAMAGES. EACH CREDIT PARTY ACKNOWLEDGES THAT NEITHER THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, THE ISSUING BANK, ANY LENDER NOR ANY OTHER SECURED PARTY HAS ANY FIDUCIARY RELATIONSHIP WITH, OR FIDUCIARY DUTY TO, ANY CREDIT PARTY ARISING OUT OF OR IN CONNECTION WITH THIS CREDIT AGREEMENT OR ANY OTHER FUNDAMENTAL DOCUMENT AND THE RELATIONSHIP BETWEEN THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, THE ISSUING BANK, THE LENDERS AND ANY OTHER SECURED PARTIES, ON THE ONE HAND, AND THE CREDIT PARTIES, ON THE OTHER HAND, IN CONNECTION THEREWITH IS SOLELY THAT OF DEBTOR AND CREDITOR. TO THE EXTENT PERMITTED BY APPLICABLE LAW, NO CREDIT PARTY SHALL ASSERT, AND EACH CREDIT PARTY HEREBY WAIVES, ANY CLAIMS AGAINST THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, THE ISSUING BANK, THE LENDERS AND ANY OTHER SECURED PARTY ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS CREDIT AGREEMENT, ANY FUNDAMENTAL DOCUMENT, ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

               SECTION 13.9 No Waiver. No failure on the part of the Administrative Agent, the Collateral Agent, the Issuing Bank, any Lender or any other Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder, under any note evidencing any Loan hereunder, with regard to any Letter of Credit, or any other Fundamental Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

               SECTION 13.10 Extension of Payment Date. Except as otherwise specifically provided in Article 2 hereof, should any payment or prepayment of principal of or interest on any of the Loans or any other amount due hereunder, become due and payable on a day other than a Business Day, the due date of such



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payment or prepayment shall be extended to the next succeeding Business Day and, in the case of a payment or prepayment of principal, interest shall be payable thereon at the rate herein specified during such extension.

               SECTION 13.11 Amendments, etc. (a) Unless otherwise specifically provided herein any provision of this Credit Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Credit Parties and the Required Lenders, subject to clause (c) below (and, if the rights or duties of either of the Agents are affected thereby, by the applicable Agent); provided, that no such amendment or waiver shall (i) increase or decrease the Commitment of any Lender, without the prior written consent of such Lender, (ii) reduce the principal of, or rate of interest on, any Loan or any Fees specified herein, due to a Lender without the prior written consent of such Lender, (iii) postpone the date fixed for any payment of principal of, or interest on, any Loan or any Fees hereunder due to a Lender or for any reduction or termination of the Commitment of a Lender, without the prior written consent of each such Lender, (iv) increase the amount of the Loans of a Lender, without the prior written consent of such Lender, (v) decrease any amount payable to a Lender pursuant to the provisions of Section 12.2 hereof, without the prior written consent of each such Lender, (vi) release all or substantially all of the Collateral and the Real Property Assets from the Liens created by the Fundamental Documents (except as expressly permitted hereby), without the prior written consent of all the Lenders, (vii) amend or modify the provisions of this
Section 13.11, without the prior written consent of all the Lenders, (viii) amend the definition of "Required Lenders," without the prior written consent of all the Lenders or (ix) amend or modify any provision of this Agreement which expressly provides for the unanimous consent or approval of the Lenders. No such amendment, modification, waiver or consent shall amend Section 2.18 hereof or adversely affect the rights and obligations of the Issuing Bank hereunder without its prior written consent. Each holder of a Commitment, a Loan or a note evidencing any Loan hereunder shall be bound by any amendment, modification, waiver or consent authorized as provided herein (whether or not any applicable note shall have been marked to indicate such amendment, modification, waiver or consent); and any consent by any holder of a Commitment, a Loan or a note shall bind any Person subsequently acquiring such Commitment, Loan or note (whether or not any applicable note is so marked).

               (b) Notwithstanding the foregoing provisions of this Section
13.11 or anything to the contrary contained in this Credit Agreement, any Lender which has requested that it not receive material, non-public information concerning the Borrower or any of the other Credit Parties and which is therefore unable or unwilling to vote with respect to an issue arising under this Credit Agreement will agree to vote and will be deemed to have voted its Credit Exposure under this Credit Agreement pro rata in accordance with the percentage of Credit Exposure voted in favor of, and the percentage of Credit Exposure voted against, any such issue under this Credit Agreement.

               (c) By their signatures below, each of the Lenders hereby covenants and agrees that notwithstanding anything to the contrary herein from and after the Closing Date until the one year anniversary of the Closing Date, solely for the purposes of any determination of the Required Lenders for purposes of amendments, waivers or consents as specified in this Section 13.11, the Credit Exposure of any one Lender shall in no event be deemed to constitute



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in excess of 50% of the Total Credit Exposure and the amount of any such
Lender's Credit Exposure in excess of 50% of the Total Credit Exposure shall be deemed to be held by the other Lenders, respectively, on a pro rata basis in accordance with such other Lenders' respective Credit Exposure.

               SECTION 13.12 Severability. Any provision of this Credit Agreement or of any note evidencing any Loan hereunder which is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof, and any such invalidity, illegality or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               SECTION 13.13 SERVICE OF PROCESS. EACH PARTY HERETO (EACH A "SUBMITTING PARTY") HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE STATE COURTS OF THE STATE OF NEW YORK IN NEW YORK COUNTY AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN NEW YORK COUNTY, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS CREDIT AGREEMENT (INCLUDING, BUT NOT LIMITED TO, THE LETTERS OF CREDIT, THE SUBJECT MATTER HEREOF AND ANY OTHER FUNDAMENTAL DOCUMENT AND THE SUBJECT MATTER THEREOF). EACH SUBMITTING PARTY TO THE EXTENT PERMITTED BY APPLICABLE LAW (A) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN THE ABOVE-NAMED COURTS, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF SUCH COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS CREDIT AGREEMENT, THE SUBJECT MATTER HEREOF AND ANY OTHER FUNDAMENTAL DOCUMENT OR THE SUBJECT MATTER THEREOF (AS APPLICABLE) MAY NOT BE ENFORCED IN OR BY SUCH COURT AND (B) HEREBY WAIVES THE RIGHT TO ASSERT IN ANY SUCH ACTION, SUIT OR PROCEEDING ANY OFFSETS OR COUNTERCLAIMS EXCEPT COUNTERCLAIMS THAT ARE COMPULSORY OR OTHERWISE ARISE FROM THE SAME SUBJECT MATTER. EACH SUBMITTING PARTY HEREBY CONSENTS TO SERVICE OF PROCESS BY MAIL AT THE ADDRESS TO WHICH NOTICES ARE TO BE GIVEN TO IT PURSUANT TO SECTION
13.1 HEREOF. EACH SUBMITTING PARTY AGREES THAT ITS SUBMISSION TO JURISDICTION AND CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF EACH OF THE OTHER SUBMITTING PARTIES. FINAL JUDGMENT AGAINST ANY SUBMITTING PARTY IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN ANY OTHER JURISDICTION (X) BY SUIT, ACTION OR PROCEEDING ON THE

JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND OF THE AMOUNT OF INDEBTEDNESS OR LIABILITY OF THE SUBMITTING PARTY THEREIN DESCRIBED OR (Y) IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION; PROVIDED, HOWEVER, THAT THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT AND THE ISSUING BANK MAY AT THEIR OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS AGAINST A SUBMITTING PARTY OR ANY OF ITS ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE THE SUBMITTING PARTY OR SUCH ASSETS MAY BE FOUND.

               SECTION 13.14 Headings. Section headings used herein and the Table of Contents are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Credit Agreement.

               SECTION 13.15 Execution in Counterparts. This Credit Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument. Signature pages may be detached from counterpart documents and reassembled to form duplicate executed originals. Delivery of an executed signature page to this Credit Agreement by facsimile shall be as effective as delivery of a manually executed counterpart of this Credit Agreement.

               SECTION 13.16 Subordination of Intercompany Indebtedness, Receivables and Advances. (a) Each Credit Party hereby agrees that any intercompany Indebtedness or other intercompany receivables or intercompany advances of any other Credit Party, directly or indirectly, in favor of such Credit Party of whatever nature at any time outstanding shall be completely subordinate in right of payment to the prior indefeasible payment in full of the Obligations, and that no payment on any such Indebtedness, receivable or advance shall be made until the prior indefeasible payment in full of all the Obligations, termination of the Commitments and the expiration and/or termination of all Letters of Credit (or the cash collateralization of the outstanding Letters of Credit in an amount equal to 105% of the then current L/C Exposure) (i) except intercompany receivables and intercompany advances permitted pursuant to the terms hereof may be repaid and intercompany Indebtedness permitted pursuant to the terms hereof may be repaid, in each case so long as no Default or Event of Default, shall have occurred and be continuing and (ii) except as specifically consented to by the Administrative Agent and the Required Lenders in writing.

               (b) In the event that any payment on any such Indebtedness shall be received by such Credit Party other than as permitted by Section 13.16(a) hereof before payment in full of all Obligations, termination of the Commitments and the expiration and/or termination of all Letters of Credit (or the cash collateralization of the outstanding Letters of Credit in an amount equal to 105% of the then current L/C Exposure), such Credit Party shall receive such payments and hold the same in trust for, segregate the same from its own assets and shall immediately pay over to, the Collateral Agent on behalf of the Secured Parties all such sums to the extent necessary so that the Secured Parties shall have been paid all Obligations owed or which may become owing.

               SECTION 13.17 Confidentiality. Each of the Lenders understands that some of the information furnished to it pursuant to this Credit Agreement may be received by it prior to the time that such information shall have been made public, and each of the Lenders hereby agrees that it will keep all the information received by it in connection with this Credit Agreement confidential except that a Lender shall be permitted to disclose information (i) to such of its officers, directors, employees, agents, representatives, auditors, consultants, advisors, trustees, investments advisors, lawyers and affiliates as need to know such information in connection with this Credit Agreement or any other Fundamental Document; (ii) to a proposed assignee or participant in accordance with Section 13.3(g) hereof; (iii) to the extent required by Applicable Law and regulations or by any subpoena or other legal process (in any which event such Lender shall promptly notify the Borrower to the extent not prohibited by Applicable Law); (iv) to the extent requested by any bank regulatory authority or other regulatory authority; (v) to the extent such information (A) becomes publicly available other than as a result of a breach of this Credit Agreement, (B) becomes available to such Lender on a nonconfidential basis from a source other than the Borrower or any of its Affiliates, which source is not known to such Lender to be prohibited from transmitting the information to such Lender by any contractual or other obligation to the Borrower or (C) was available to such Lender on a nonconfidential basis prior to its disclosure to such Lender; (vi) to the extent the Borrower shall have consented to such disclosure in writing; or (vii) in connection with the servicing of the Loans hereunder, in protecting or enforcing any rights and/or remedies in connection with any Fundamental Document or in any proceeding in connection with any Fundamental Document or any of the transactions contemplated thereby.

               SECTION 13.18 Entire Agreement. This Credit Agreement (including the Exhibits and Schedules hereto) represents the entire agreement of the parties with regard to the subject matter hereof and the terms of any letters and other documentation entered into between any of the parties hereto (other than the Fee Letters) prior to the execution of this Credit Agreement which relate to Loans to be made or Letters of Credit to be issued hereunder shall be replaced by the terms of this Credit Agreement.

               SECTION 13.19 Enforcement of Rights; No Obligation to Marshall Assets. In enforcing any rights under this Credit Agreement or any other Fundamental Document, neither the Agents, the Issuing Bank, any Lender nor any of the other Secured Parties shall be required to resort to any particular security, right or remedy through foreclosure or otherwise, or to proceed in any particular order of priority, or to otherwise act or refrain from acting; and, to the extent permitted by Applicable Law, each Credit Party hereby waives and releases any right to a marshaling of assets or a sale in inverse order of alienation.

               SECTION 13.20 Reproduction of Documents. The Credit Agreement, all documents constituting Schedules or Exhibits hereto, and all documents relating hereto received by a party hereto, including, without limitation: (a) consents, waivers and modifications that may hereafter be executed; (b) the Fundamental Documents, the Note Agreement, the A-Advanced Guaranty and the Subordinated Security Agreement; and (c) financial statements, certificates, and other information previously or hereafter furnished to either of the Agents, the Issuing Bank, any Lender or any other Secured Party may be reproduced by the party receiving the same by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. Each of the parties hereto agrees and stipulates that, to the extent permitted by Applicable Law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such party in the regular course of business) and that, to the extent permitted by applicable law, any enlargement, facsimile, or further reproduction of such reproduction shall likewise be admissible in evidence.

               SECTION 13.21 Right of Set-Off. Subject to Section 12.3 upon the occurrence and during the continuance of any Event of Default, the Administrative Agent and each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law and without order of or application to any court, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Administrative Agent and each such Lender to or for the credit or the account of any Credit Party against any and all of the Obligations, irrespective of whether or not such Lender shall have made any demand under any Fundamental Document and although the Obligations may not have been accelerated. The rights of each Lender and the Administrative Agent under this Section are in addition to other rights and remedies which such Lender and the Administrative Agent may have upon the occurrence and during the continuance of any Event of Default.

                            [SIGNATURE PAGES FOLLOW]

                                  BORROWER:

                                  GUILFORD MILLS, INC.

                                       By:/s/ David H. Taylor
                                          --------------------------------------
                                          Name:  David H. Taylor
                                          Title: Interim Chief Financial Officer

                                  GUARANTORS:

                                  CURTAINS AND FABRICS, INC.
                                  GOLD MILLS, INC.
                                  RASCHEL FASHION INTERKNITTING, LTD.
                                  GFD FABRICS, INC.
                                  GFD SERVICES, INC.
                                  MEXICAN INDUSTRIES OF NORTH
                                     CAROLINA, INC.
                                  HOFMANN LACES, LTD.
                                  ADVISORY RESEARCH SERVICES, INC.
                                  GUILFORD MILLS (MICHIGAN), INC.
                                  GUILFORD AIRMONT, INC.
                                  GOLDMILLS FARMS, INC.
                                  GMI COMPUTER SALES, INC.
                                  TWIN RIVERS TEXTILE PRINTING &
                                       FINISHING


                                       By: /s/ David H. Taylor
                                          --------------------------------------
                                          Name:  David H. Taylor
                                          Title: Interim Chief Financial Officer

                       AGENT AND LENDERS:

                       WACHOVIA BANK, NATIONAL ASSOCIATION,
                       INDIVIDUALLY AND AS ADMINISTRATIVE
                       AGENT, COLLATERAL AGENT AND ISSUING
                       BANK


                            By:   /s/ Colleen McCullum
                                  ----------------------------------------------
                                  Name: Colleen McCullum
                                  Title: Director
                                  Address: Wachovia Bank, National Association
                                            201 South College Street
                                            Charlotte, NC 28288
                                            Attn:  Syndication Agency Services
                                  Telecopy: (704) 383-0288

                       With a copy to:

                                  Wachovia Bank, National Association
                                  301 South College Street
                                  Charlotte, NC  28288
                                  Attn:  Colleen McCullum
                                  Telecopy:  (704) 383-6249


                       BANK ONE, NA

                            By:   /s/ C. Dianne Wooley
                                  ----------------------------------------------
                                  Name: C. Dianne Wooley
                                  Title: First Vice President
                                  Address:   Bank One, NA
                                             Managed Assets Dept. TX1-2454
                                             1717 Main Street, 4th Floor
                                             Dallas, TX 75201
                                             Attn: C. Dianne Wooley
                                  Telecopy: (214) 290-2740

                GENERAL ELECTRIC CAPITAL CORPORATION



                     By:   /s/ Patrick E. Flynn
                           -----------------------------------------------------
                           Name: Patrick E. Flynn
                           Title: Risk Manager
                           Address:    c/o Commercial Finance
                                           6 High Ridge Park  Building 6C
                                           Stamford, CT 06927
                                           Attention: Patrick E. Flynn
                           Telecopy:  203-316-7978


                THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                     By:   /s/ Paul G. Price
                           -----------------------------------------------------
                           Name: Paul G. Price
                           Title: Vice President
                           Address:  The Prudential Insurance Company of America
                                         c/o Prudential Capital Group
                                         Four Gateway Center, 7th Floor
                                         100 Mulberry Street
                                         Newark, NJ 07102-4077
                                         Attn:  Trade Management Group
                           Telecopy: (973) 802-9425

                with a copy to:

                           Address:  c/o Prudential Capital Group
                                         Corporate and Project Workouts
                                         Gateway Center Four, 7th Floor
                                         100 Mulberry Street
                                         Newark, NJ 07102
                                         Attn: Managing Director
                           Telecopy: (973) 802-2333

                                                                       EXHIBIT A


                        FORM OF ASSIGNMENT AND ACCEPTANCE


                                Dated ___________


           Reference is made to the Credit, Security, Guaranty and Pledge Agreement dated as of October 1, 2002 (as the same may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement") among Guilford Mills, Inc., as borrower (the "Borrower"), the Guarantors referred to therein, the Lenders referred to therein (the "Lenders") and Wachovia Bank, National Association, as Administrative Agent, Collateral Agent and Issuing Bank. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement.

           ____________________ (the "Assignor") and ____________ (the
"Assignee") agree as follows:

           1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, an undivided ___% interest in and to all the Assignor's interests, rights and obligations under the Credit Agreement, effective as of the Effective Date (such term being used herein as hereinafter defined) in the amounts and percentages set forth below of (a) the Commitment(s) of the Assignor on the Effective Date set forth below, (b) the outstanding Loans owing to the Assignor on the Effective Date set forth below, together with all unpaid interest accrued thereon to the Effective Date set forth below, [(C) THE ASSIGNOR'S PARTICIPATIONS IN OUTSTANDING LETTERS OF CREDIT AS OF THE EFFECTIVE DATE AND/OR (D) THE ASSIGNOR'S PRO RATA SHARE OF THE L/C EXPOSURE SET FORTH BELOW]; provided, however, it is expressly understood and agreed that (x) the Assignor is not assigning to the Assignee and the Assignor shall retain (i) all of the Assignor's rights under Sections 2.12, 2.13, 2.14, 2.15(e) and 2.18(g) of the Credit Agreement with respect to any cost, reduction or payment incurred or made prior to the Effective Date and (ii) any and all amounts paid to the Assignor prior to the Effective Date and (y) both Assignor and Assignee shall be entitled to the benefits of Sections 13.4 and 13.5 of the Credit Agreement.


             (1)                                                (2)                                              (3)

            Facility                                      Amount held                                      Amount being
                                                          by Assignor 1/                                 assigned pursuant
                                                                      --                                      hereto

------------------------------                    ------------------------------                      ------------------------------

Commitment                                                     $                                               $               2/
                                                                                                                               --
Outstanding L/C Exposure
Participations in Outstanding
Letters of Credit



           2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Fundamental Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Fundamental Documents or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereby and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any of the Credit Parties or the performance or observance by any of the Credit Parties of any of their obligations under the Fundamental Documents or any other instrument or document furnished pursuant thereto; and (iii) attaches any notes held by it and requests that the Administrative Agent exchange such notes for new notes payable to the Assignor (if the Assignor has retained any Commitments and/or Loans under the Credit Agreement) and new notes payable to the Assignee, in the respective amount(s) which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

           3. The Assignee (i) represents and warrants that it is an Eligible Assignee and is legally authorized to enter into this Assignment and Acceptance;
(ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Sections
5.1 (a), (b) and (c) thereof (if none of such statements shall have theretofore been delivered then copies of financial statements referred to in Section 3.6 thereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent, the Collateral Agent, the Issuing Bank, or any other Lender or any other Secured Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own



1/ Calculated after giving effect to all assignments of the Commitments and the Loans that will be effective prior to the Effective Date. -

2/ Except with respect to assignments to an Affiliate of a Lender, the Commitment and Loans must be a minimum amount of $2,500,000 (or 100% thereof, - if such Commitments/Loans outstanding being assigned are less than $2,500,000).

credit decisions in taking or not taking action under the Credit Agreement or any other Fundamental Document; (iv) appoints and authorizes the Administrative Agent, the Collateral Agent and the Issuing Bank to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Fundamental Documents as are delegated to the Administrative Agent, the Collateral Agent, the Collateral Monitoring Agent or the Issuing Bank by the terms thereof, together with such powers as are reasonably incidental thereto;
(v) agrees that it will keep confidential all information with respect to the Credit Parties furnished to it by the Administrative Agent, the Collateral Agent, the Issuing Bank, the Credit Parties, or the Assignor in accordance with Sections 13.3(g) and 13.17 of the Credit Agreement; (vi) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by any applicable tax treaty3/.

           4. The effective date for this Assignment and Acceptance shall be ________________ (the "Effective Date").4/ Following the execution of this Assignment and Acceptance by the Assignee and the Assignor, it will be delivered (together with the Assignor's original notes (if any) evidencing the Loans being assigned and the processing and recording fee of [$3,500] to be paid to the Administrative Agent) to the Administrative Agent for the consent of the Administrative Agent, the Issuing Bank (to the extent required by the Credit Agreement)5/ and the Borrower6 and for acceptance and recording by the Administrative Agent pursuant to Section 13.3 of the Credit Agreement.

           5. Upon such receipt of such consents (to the extent necessary) and acceptance and recording, from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations under the Credit Agreement and the other Fundamental Documents of a Lender and, if such LendeR

_______________________________
3/ If the Assignee is organized under the laws of a jurisdiction outside the United States. -

4/ Such date shall not (unless otherwise agreed to by the Administrative Agent) be earlier than five (5) Business Days after the date of acceptance - and recording by the Administrative Agent.

5/ None of the foregoing parties' consent is required for assignments to an Affiliate of a Lender. -

6/ Such consent of the Borrower shall not be required if on the Effective Date a Default or an Event of Default has occurred and is continuing. -
were an Issuing Bank, of such Issuing Bank and shall be bound by the provisions thereof and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and, except in the case of an assignment to an Affiliate of a Lender, be released from its obligations under the Credit Agreement (and if this Assignment and Acceptance covers all or the remaining portion of the Assignor's rights and obligations under the Credit Agreement, the Assignor shall cease to be a party thereto).

           6. Upon the acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and Assignee shall make all appropriate adjustments in payments made by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

           7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

           8. In the event of a conflict between this Assignment and Acceptance and the Credit Agreement, the provisions of the Credit Agreement will govern.

           9. This Assignment and Acceptance may be executed in counterparts, each of which shall be deemed to constitute an original, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

                            [SIGNATURE PAGES FOLLOW]

                     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be duly executed by their respective duly authorized officers.

                                       [NAME OF ASSIGNOR]



                                       By
                                           -------------------------------------
                                           Name:
                                           Title:


                                       [NAME OF ASSIGNEE]



                                       By
                                           -------------------------------------
                                           Name:
                                           Title:

CONSENTED TO:


WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent



By
  -------------------------------------
  Name:
  Title:


[            ], as Issuing Bank*/
                                                                         -



By
  -------------------------------------
  Name:
  Title:


GUILFORD MILLS, INC. as Borrower**
                                --



By
 -------------------------------------
 Name:
 Title:


___________________________
*/         Signature only required if the Assignor is assigning a Revolving
-          Credit Commitment or Revolving Credit Loans.

**/        Signature not required if a Default or an Event of Default has
-- occurred and is continuing or if Assignee is an Affiliate of the Assignor or a Related Fund.

                                                                     EXHIBIT B-1


                          FORM OF BORROWING CERTIFICATE

           Each of the undersigned HEREBY CERTIFIES with respect to the Borrowing to be made on the date indicated below pursuant to that certain Credit, Security, Guaranty and Pledge Agreement dated as of October 1, 2002, among Guilford Mills, Inc., as borrower (the "Borrower"), the Guarantors referred to therein, the Lenders referred to therein (the "Lenders") and Wachovia Bank, National Association, as Administrative Agent, Collateral Agent and Issuing Bank (as such agreement may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement) that:

           (a) the proceeds of the Borrowing are to be deposited into the following account:

                              [insert name of bank]
                                [INSERT ADDRESS]
                                  Account No.:
                                    ABA No.:
                                   References:

           (b) the representations and warranties contained in the Credit Agreement and in the other Fundamental Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date) with the same effect as if made on and as of the date hereof;

           (c) no Default or Event of Default has occurred or is continuing, nor shall any such event occur by reason of the making of the Loan(s) requested herein, unless a waiver thereof by prior written consent has been granted by the Required Lenders;

           (d) the Borrower requests the following Loan(s) on the terms and conditions stated in the Credit Agreement and any related notes:

                      (i) the requested Business Day of the Loan(s) is __________; and

                      (ii) the Interest Rate Type of the Loan(s) requested [BASE RATE LOAN OR EURODOLLAR LOAN], the amounts thereof and the Interest Period(s) [IF A EURODOLLAR LOAN IS REQUESTED], are as follows:


             INTEREST RATE TYPE       INTEREST PERIOD           AMOUNT
             ------------------       ---------------           ------

           (e) the Borrowing Base on [INSERT DATE] was $_________________ as indicated on the most recent Borrowing Base Certificate delivered to the Agents, the Issuing Bank and the Lenders pursuant to the Credit Agreement;

           (f) after giving effect to the Loans requested hereby, the aggregate principal amount outstanding of all Loans plus the then current L/C Exposure does not exceed the Maximum Credit Amount; and

           IN WITNESS WHEREOF, the undersigned have caused this certificate to be executed this __ day of ______________.


                                         GUILFORD MILLS, INC.



                                         By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                   Exhibit B-2

                            GUILFORD MILLS, INC.
                     Form of Borrowing Base Certificate
                            As of October 1, 2002

($ in 000s)

    A. Available Accounts Receivable                                            0
                                                                 ----------------

    B. Available Inventory 1/                                                   0
                                                                 ----------------

    C. Borrowing Base (Lines A + B)                                             0
                                                                 ----------------

    D. Borrowing Base Less Liquidity Requirement                                0
                                                                 ----------------

    E. Facility Amount                                                          0
                                                                 ----------------

    F.      Lesser of Lines D & E                                                                  0
                                                                                    ----------------

    G. Aggregate Principal Amount Outstanding                                   0
                                                                 ----------------

    H. Letters of Credit Outstanding                                            0
                                                                 ----------------

    I.      Aggregate Outstanding Amount (Lines G + H)                                             0
                                                                                    ----------------

    J. Facility Available / (Overadvance) (F-I)                                                    0
                                                                                    ----------------



OFFICERS CERTIFICATION:
Pursuant to the Credit, Security, Guaranty and Pledge Agreement dated as of October 1, 2002 (capitalized terms used herein shall have the meaning assigned to such terms in the Credit Agreement), the undersigned certifies that the information provided in this certificate to Wachovia Bank, National Association, as Administrative Agent, is accurate and complete based on the accounting records of Guilford Mills, Inc.



---------------------------------------------              ----------------
Signature & Title                                               Date



1/ Prior to Administrative Agent's receipt of the Hillco
   Appraisal in form and substance satisfactory to the Administrative Agent, Available Inventory included in the
   Borrowing Base shall be capped at $5,000,000

                             GUILFORD MILLS, INC.
                      FORM OF BORROWING BASE CERTIFICATE
                             AS OF OCTOBER 1, 2002

A.       Gross Domestic Accounts Receivable Per Aging
                                                                 --------------

         Less Ineligibles:
              Intercompany
                                                                 --------------
              > 60 days past due
                                                                 --------------
              Past Due Credits
                                                                 --------------
              Contra Accounts
                                                                 --------------
              Cross Aged 50%
                                                                 --------------
              Foreign Accounts
                                                                 --------------
              Chargebacks / Disputed Claims
                                                                 --------------
              Foreign Credit Insurance
                                                                 --------------
              Invoices > 90 DOI, > 60 Past Due
                                                                 --------------
              Guilford Altamira MX Customers
                                                                 --------------
              Other                                                           0
                                                                 --------------
B.       Total Ineligibles                                                    0
                                                                 ==============

C.       Credit Memo Lag Reserve
                                                                 --------------

D.       Eligible Accounts Receivable, net of
              Credit Memo Lag Reserve                                         0
                                                                 --------------

E.       Advance Rate 80%
                                                                 --------------

F.       Total A/R Availability                                                               0
                                                                               ================


Account of foreign subsidiaries are not included in the Borrowing Base. Accordingly, the Altamira Accounts that are included in the Borrower's and Guarantor's aging are excluded.

                     GUILFORD MILLS, INC.
                          Automotive
              Form of Borrowing Base Certificate
                    As of October 1, 2002

                                                          RAW                 WORK               FINISHED
                                                       MATERIALS           IN PROCESS              GOODS
                                                     ---------------     ---------------      ---------------
    Gross Inventory
                                                     ---------------     ---------------      ---------------

    Less Reserves
         Reserve for Shrink
                                                     ---------------     ---------------      ---------------
         FIFO Reserves (1)
                                                     ---------------     ---------------      ---------------
         LIFO Reserves
                                                     ---------------     ---------------      ---------------
    TOTAL RESERVES                                                0                   0                    0
                                                     ---------------     ---------------      ---------------

    Less:  Capitalized Variances
                                                     ---------------     ---------------      ---------------

    Net Inventories                                               0                   0                    0
                                                     ---------------     ---------------      ---------------

    Less Ineligibles:
         In-transit
                                                     ---------------     ---------------      ---------------
         Goods at Vendor w/o Landlord Waiver
                                                     ---------------     ---------------      ---------------
         Second Quality
                                                     ---------------     ---------------      ---------------
         Goods > 12 Months Old
                                                     ---------------     ---------------      ---------------
         Supplies and Direct Materials
                                                     ---------------     ---------------      ---------------
         Other Ineligibles
                                                     ---------------     ---------------      ---------------
    Total Ineligibles                                             0                   0                    0
                                                     ---------------     ---------------      ---------------

    ELIGIBLE INVENTORY                                            0                   0                    0
                                                     ---------------     ---------------      ---------------


    Advance Rate                                                30%                 25%                  50%
                                                     ---------------     ---------------      ---------------

    AVAILABLE INVENTORY                                           0                   0                    0
                                                     ===============     ===============      ===============


    TOTAL AVAILABLE GUILFORD MILLS INVENTORY                                                               0
                                                                                              ===============



(1) Reserves are for slow moving and obsolescence inventory

                              GUILFORD MILLS, INC.
                                     Fibers
                       Form of Borrowing Base Certificate
                              As of October 1, 2002

                                                          RAW                WORK              FINISHED
                                                       MATERIALS          IN PROCESS             GOODS
                                                     ---------------     --------------     ---------------
    Gross Inventory                                               0                  0                   0
                                                     ---------------     --------------     ---------------

    Less Reserves
         Reserve for Shrink
                                                     ---------------     --------------     ---------------
         FIFO Reserves (1)
                                                     ---------------     --------------     ---------------
         LIFO Reserves
                                                     ---------------     --------------     ---------------
    TOTAL RESERVES                                                0                  0                   0
                                                     ---------------     --------------     ---------------

    Less:  Capitalized Variances                                  0                                      0
                                                     ---------------     --------------     ---------------

    Net Inventories                                               0                  0                   0
                                                     ---------------     --------------     ---------------

    Less Ineligibles:
         In-transit
                                                     ---------------     --------------     ---------------
         Goods at Vendor w/o Landlord Waiver
                                                     ---------------     --------------     ---------------
         Second Quality
                                                     ---------------     --------------     ---------------
         Goods > 12 Months Old
                                                     ---------------     --------------     ---------------
         Supplies and Direct Materials
                                                     ---------------     --------------     ---------------
         Other Ineligibles
                                                     ---------------     --------------     ---------------
    Total Ineligibles                                             0                  0                   0
                                                     ---------------     --------------     ---------------

    ELIGIBLE INVENTORY                                            0                  0                   0
                                                     ---------------     --------------     ---------------


    Advance Rate                                                40%                 0%                 30%
                                                     ---------------     --------------     ---------------

    AVAILABLE INVENTORY                                           0                  0                   0
                                                     ===============     ==============     ===============


    TOTAL AVAILABLE GUILFORD MILLS INVENTORY                                                             0
                                                                                            ===============


(1) Reserves are for slow moving and obsolescence inventory

                              GUILFORD MILLS, INC.
                                TECHNICAL TEXTILE
                       FORM OF BORROWING BASE CERTIFICATE
                              AS OF OCTOBER 1, 2002

                                                             RAW                  WORK               FINISHED
                                                          MATERIALS            IN PROCESS              GOODS
                                                        ---------------      ----------------     ----------------
     Gross Inventory                                                 0                     0                    0
                                                        ---------------      ----------------     ----------------

     Less Reserves
         Reserve for Shrink                                          0                     0                    0
                                                        ---------------      ----------------     ----------------
         FIFO Reserves (1)                                           0                     0                    0
                                                        ---------------      ----------------     ----------------
         LIFO Reserves
                                                        ---------------      ----------------     ----------------
     TOTAL RESERVES                                                  0                     0                    0
                                                        ---------------      ----------------     ----------------

     Less:  Capitalized Variances                                    0                     0                    0
                                                        ---------------      ----------------     ----------------

     Net Inventories                                                 0                     0                    0
                                                        ---------------      ----------------     ----------------

     Less Ineligibles:
         In-transit
                                                        ---------------      ----------------     ----------------
         Goods at Vendor w/o Landlord Waiver                                                                    0
                                                        ---------------      ----------------     ----------------
         Second Quality
                                                        ---------------      ----------------     ----------------
         Goods > 12 Months Old
                                                        ---------------      ----------------     ----------------
         Supplies and Direct Materials                               0
                                                        ---------------      ----------------     ----------------
         Other Ineligibles
                                                        ---------------      ----------------     ----------------
     Total Ineligibles                                               0                     0                    0
                                                        ---------------      ----------------     ----------------

     ELIGIBLE INVENTORY                                              0                     0                    0
                                                        ---------------      ----------------     ----------------


     Advance Rate                                                  30%                   25%                  40%
                                                        ---------------      ----------------     ----------------

     AVAILABLE INVENTORY                                             0                     0                    0
                                                        ===============      ================     ================


     TOTAL AVAILABLE GUILFORD MILLS INVENTORY                                                                   0
                                                                                                  ================



(1) Reserves are for slow moving and obsolescence inventory

----------------------------------------------------------------------------------------------

                 Advance Rates on Eligible Inventory

----------------------------------------------------------------------------------------------

                         RAW MATERIALS          WORK-IN-PROCESS         FINISHED GOODS
                      --------------------    --------------------    --------------------
Automotive                            30%                     25%                     50%
Fibers                                40%                      0%                     30%
Technical Textile                     30%                     25%                     40%

----------------------------------------------------------------------------------------------


                                                                       EXHIBIT C


                  FORM OF INSTRUMENT OF ASSUMPTION AND JOINDER



           ASSUMPTION AND JOINDER AGREEMENT dated as of ___________ (the "Assumption Agreement") made by [INSERT NAME OF NEW CREDIT PARTY], a [INSERT STATE OF ORGANIZATION] [CORPORATION, LIMITED PARTNERSHIP OR LIMITED LIABILITY COMPANY] (the "Company") in favor of the lenders (the "Lenders") referred to in that certain Credit, Security, Guaranty and Pledge Agreement dated as of October 1, 2002 (as such agreement may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement") among Guilford Mills, Inc., as borrower (the "Borrower"), the Guarantors referred to therein (the "Guarantors"), the Lenders and Wachovia Bank, National Association, as Administrative Agent, Collateral Agent and Issuing Bank. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement.

                               W I T N E S S E T H


           The Company is a [INSERT STATE OF ORGANIZATION] [CORPORATION, LIMITED PARTNERSHIP OR LIMITED LIABILITY COMPANY], and is a subsidiary of [INSERT NAME OF CREDIT PARTY]. Pursuant to Section 5.12 of the Credit Agreement, the Company is required to execute this document as a newly [FORMED] [ACQUIRED] subsidiary of [INSERT NAME OF CREDIT PARTY].

           NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the Company hereby agrees as follows:

1.        Assumption and Joinder.

                     (a) The Company hereby expressly confirms that it has assumed, and hereby agrees to perform and observe, each and every one of the covenants, rights, promises, agreements, terms, conditions, obligations, appointments, duties and liabilities of (i) a Guarantor under the Credit Agreement and all the other Fundamental Documents (as defined in the Credit Agreement) applicable to it as a Guarantor [AND A PLEDGOR], and (ii) a Contributor (as such term is defined in the Contribution Agreement) under the Contribution Agreement. By virtue of the foregoing, the Company hereby accepts and assumes any liability of (x) a Guarantor, [A PLEDGOR], and/or a Credit Party related to each representation or warranty, covenant or obligation made by a Guarantor, [A PLEDGOR], and/or a Credit Party in the Credit Agreement or any other Fundamental Document and hereby expressly affirms, as of the date hereof, each of such representations, warranties, covenants and obligations, and (y) a Contributor related to each covenant or obligation made by a Contributor in the Contribution Agreement and hereby expressly affirms, as of the date hereof, each of such covenants and obligations.

                     (b) All references to the term "Guarantor", ["PLEDGOR"], or "Credit Party" in the Credit Agreement or any other Fundamental Document, or in any document or instrument executed and delivered or furnished, or to be executed and delivered or furnished, in connection therewith shall be deemed to be references to, and shall include, the Company.

                     (c) All references to the term "Contributor" in the Contribution Agreement, or in any document or instrument executed and delivered or furnished, or to be executed and delivered or furnished, in connection therewith shall be deemed to be references to, and shall include, the Company.

                     2. Representations and Warranties. The Company hereby represents and warrants to the Agents, the Issuing Bank, and the Lenders as follows:

                     (a) The Company has the requisite [CORPORATE, PARTNERSHIP OR COMPANY] power and authority to enter into this Assumption Agreement and to perform its obligations hereunder and under the Credit Agreement and the Contribution Agreement and the other Fundamental Documents to which it is a party. The execution, delivery and performance of this Assumption Agreement by the Company and the performance of its obligations hereunder and under the Credit Agreement, the Contribution Agreement and the other Fundamental Documents have been duly authorized by the [BOARD OF DIRECTORS OF THE COMPANY] and no other [CORPORATE, PARTNERSHIP OR COMPANY] proceedings on the part of the Company are necessary to authorize the execution, delivery or performance of this Assumption Agreement, the transactions contemplated hereby or the performance of its obligations under the Credit Agreement, the Contribution Agreement or any other Fundamental Document. This Assumption Agreement has been duly executed and delivered by the Company. This Assumption Agreement, the Credit Agreement, the Contribution Agreement and the other Fundamental Documents each constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its respective terms, subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

                     (b) The representations and warranties set forth in Article 3 of the Credit Agreement are true and correct on and as of the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date) with the same effect as if made on and as of the date hereof.

                     (c) The authorized capitalization of the Company, the number of shares of its capital stock outstanding on the date hereof, and the ownership of the outstanding shares of its capital stock is set forth on
Schedule 1 hereto.*/


   _________________________
   */ If the Company is a limited partnership, insert the following paragraph:

           "The general partners of the company and the ownership of its partnership interests are set forth on Schedule 1 hereto";

           or if the Company the Company is a limited liability company, insert the following paragraph:

                     (d) As of the date hereof, the exact legal name of the Company is ________ and the Company has not done business, is not doing business and does not intend to do business other than under its full [CORPORATE, PARTNERSHIP OR COMPANY] name, including, without limitation, under any trade name or other doing business name and is in good standing in all jurisdictions where the nature of its properties or business so requires. The Company is a [CORPORATION, PARTNERSHIP, LIMITED LIABILITY COMPANY, LIMITED LIABILITY PARTNERSHIP OR OTHER] organized under the laws of __________. The Company's taxpayer identification number and organizational number, if any, are
___________.

                     3. Further Assurances. At any time and from time to time, upon the Administrative Agent's request and at the sole expense of the Company, the Company will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Administrative Agent reasonably deems necessary to effect the purposes of this Assumption Agreement.

                     4. Binding Effect. This Assumption Agreement shall be binding upon the Company and shall inure to the benefit of the Lenders and their respective successors and assigns.

                     5. Conflict. In the event of a conflict between this Assumption Agreement and the Credit Agreement, the provisions of the Credit Agreement will govern.

                     6. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.



                            [SIGNATURE PAGES FOLLOW]



________________________________________________________________________________
           "The members of the Company and the ownership of its limited liability company interests are set forth on Schedule 1 hereto".

           IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

                                [NAME OF COMPANY]



                                By
                                    --------------------------------------------
                                    Name:
                                    Title:

                                   SCHEDULE 1




[AUTHORIZED CAPITALIZATION:

NUMBER OF SHARES OF CAPITAL STOCK
OUTSTANDING:

OWNERSHIP OF THE OUTSTANDING
CAPITAL STOCK:]

           or

[GENERAL PARTNERS:

OWNERSHIP OF THE
PARTNERSHIP INTERESTS:]

           or

[MEMBERS OF THE COMPANY:

OWNERSHIP OF THE
LIMITED LIABILITY COMPANY
INTERESTS:]

                                   SCHEDULE 2

                             Location of Collateral
                             ----------------------

                                    EXHIBIT D
                                    ---------



================================================================================

                OPEN-END MORTGAGE, ABSOLUTE ASSIGNMENT OF RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING

                                      from

                                Gold mills, inc.
                             a Delaware corporation

                                       to

                     WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                Collateral Agent

                                    Premises:
                        Pine Grove Dyehouse and Knitting
                                   PO Box 141
                              141 Wideawake Street
                              Pine Grove, PA 17963

                          Dated: as of October __, 2002

             THIS MORTGAGE SECURES FUTURE ADVANCES UP TO THE MAXIMUM
      PRINCIPAL AMOUNT OF $162,286,877.00 PURSUANT TO PENNSYLVANIA ACT NO.
         42 PA.C.S.A. SS.SS.8143 AND 8144, PENNSYLVANIA ACT 126 OF 1990


================================================================================


Record and Return to:
Prepared by:               Chester P. Lee, Esq.
                           Morgan, Lewis & Bockius LLP
                           101 Park Avenue
                           New York, New York 10178

                THIS OPEN-END MORTGAGE, ABSOLUTE ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (the "Mortgage") is made as of October __, 2002, by and between Gold Mills, Inc., a Delaware corporation, having its offices at 141 North Wideawake Street, Pine Grove, Pennsylvania 17963 (herein, together with its successors and assigns, the "Mortgagor") and Wachovia Bank, National Association having its principal offices at 301 S. College Street, Charlotte, NC 28288 (herein, together with its successors and assigns, the "Mortgagee"), as Collateral Agent for the Administrative Agent, Issuing Bank, Lenders, Noteholders and A-Advanced Lender (each as hereinafter defined).

                              W I T N E S S E T H:
                               - - - - - - - - - -

           WHEREAS, Wachovia Bank, National Association, as Administrative Agent and Collateral Agent for the Lenders and Issuing Bank (in such capacity, together with its successors and assigns, the "Administrative Agent") has entered into a certain Credit, Security, Guaranty and Pledge Agreement, dated as of October __, 2002 (as the same may be amended, modified or otherwise supplemented from time to time, the "Credit Agreement") with Guilford Mills, Inc. (herein, together with its successors and assigns, the "Borrower"), the Mortgagor certain of the Borrower's other subsidiaries (herein, together with their successors and assigns, the "Guarantors"), the issuing bank identified therein (herein, together with its successors and assigns, the "Issuing Bank") and the lenders identified therein (herein, together with their successors and assigns, the "Lenders") pursuant to which the Issuing Bank and the Lenders have agreed to make loans or otherwise extend credit to the Borrower; and

           WHEREAS, the holders of the Notes (as hereinafter defined) (herein, together with their successors and assigns, the "Noteholders") have entered into a certain Note Agreement, dated as of September 30, 2002 (as the same may be amended, modified or otherwise supplemented from time to time, the "Note Agreement") with the Borrower pursuant to which the Borrower has issued up to $135,000,000 of its 9.89% Senior Secured Notes (as the same may be amended, modified, supplemented, increased or replaced from time to time, the "Notes"); and

           WHEREAS, A-Advanced Mini-Storage, LLC (herein, together with its successors and assigns, "A-Advanced") has issued to Wachovia Bank, National Association, in its individual capacity (herein, together with its successors and assigns, in such capacity the "A-Advanced Lender") that certain Note dated October 21, 1998 in the principal amount of $2,300,000 and that certain Note dated March 9, 2000 in the principal sum of $250,000 (collectively, as each of the same may be amended, modified, supplemented, increased or replaced from time to time, the "A-Advanced Notes") and in connection therewith, the Borrower has delivered that certain Guaranty, dated as of September 30, 2002 in favor of the A-Advanced Lender (as the same may be amended, modified or otherwise supplemented from time to time, the "A-Advanced Guaranty") pursuant to which the Borrower has guaranteed the obligations of A-Advanced to the A-Advanced Lender.

           WHEREAS, the Mortgagee has been appointed Collateral Agent by the Administrative Agent (on behalf of the Issuing Bank and the Lenders), the Noteholders and the A-Advanced Lender pursuant to that certain Intercreditor and Collateral Agency Agreement dated as of October ___, 2002 among the Mortgagee, the Administrative Agent, the Noteholders, the Borrower and the A-Advanced Lender (as the same may be amended, modified or otherwise supplemented from time to time, the "Intercreditor Agreement"); and

           WHEREAS, the Guarantors are parties to (i) the Credit Agreement and
(ii) that certain Guaranty, Security and Pledge Agreement, dated as of September 30, 2002 in favor of the Collateral Agent for the benefit of the Noteholders and the A-Advanced Lender (as the same may be amended, modified or otherwise supplemented from time to time, the "Guaranty and Security Agreement") and have therein guaranteed the respective obligations and indebtedness of the Borrower to the Issuing Bank, the Lenders, the Noteholders and the A-Advanced Lender pursuant to the respective terms thereof and other documents delivered in connection therewith; and

           WHEREAS, simultaneously with the execution hereof the Mortgagor, the Borrower and the other Guarantors are executing and delivering this Mortgage and other mortgages (in these recitals, the "Other Mortgages") on the real property assets of the Borrower and such other Guarantors, in favor of the Collateral Agent for the benefit of the Issuing Bank, the Lenders, the Noteholders and the A-Advanced Lender and all other holders and obligees of the Secured Indebtedness (as hereinafter defined) as security for said Secured Indebtedness; and

           WHEREAS, in this Mortgage any reference to "Secured Indebtedness" shall mean the total indebtedness and liabilities to be secured by this Mortgage consisting of the sum of the following: (i) the aggregate principal amount of all loans and other advances made and to be made by the Issuing Bank and the Lenders under the Credit Agreement, the outstanding principal amount of which shall not exceed Twenty Five Million Dollars ($25,000,000.00) at any time (whether at maturity, by acceleration or otherwise); plus (ii) interest on the principal amount of all Loans (as defined in Credit Agreement) made and to be made by the Issuing Bank and the Lenders under the Credit Agreement; plus (iii) all other Obligations (as such term is defined in the Credit Agreement); plus
(iv) the principal of and interest on the Notes pursuant to the terms thereof, and pursuant to the terms of the Note Agreement and the Guaranty and Security Agreement, whether at maturity, by acceleration, call for redemption or repurchase, or otherwise; plus (v) the principal of and interest on the A-Advanced Notes pursuant to the terms thereof, and pursuant to the terms of the A-Advanced Guaranty and the Guaranty and Security Agreement; plus (vi) all other amounts due or to become due, and all covenants, obligations and liabilities of the Mortgagor, the Borrower and the other Guarantors, under or in connection with the Credit Agreement, the Note Agreement, the Notes, the A-Advanced Guaranty, the A-Advanced Note, the Intercreditor Agreement, the Guaranty and Security Agreement, this Mortgage and the Other Mortgages, and the performance of all other obligations to the Noteholders under the Note Agreement, the Notes, this Mortgage and the Other Mortgages, according to the terms thereof, in each case as the same may be amended, modified or supplemented from time to time (including advances to protect security and the costs of enforcement) or the maturities thereof may be extended or renewed; and

           WHEREAS, the execution and delivery of this Mortgage is required by the terms of the Credit Agreement, the Note Agreement, the A-Advanced Guaranty and the Intercreditor Agreement; and

           WHEREAS, any reference in this Mortgage to the "Loan Documents" shall mean and refer, individually or collectively as the context requires, to the Credit Agreement, the Note Agreement, the Notes, the A-Advanced Notes, the A-Advanced Guaranty, the Guaranty and Security Agreement, the Intercreditor Agreement, the Other Mortgages and the other agreements, undertakings, instruments and other documents delivered by and among the Borrower and/or the Guarantors in connection with or related to the transactions contemplated by the Loan Documents.

           NOW, THEREFORE, in order to secure the payment of the Secured Indebtedness, the Mortgagor hereby mortgages, warrants, gives, grants, conveys, releases, assigns, transfers, and sets over unto the Mortgagee, its successors and assigns forever, with power of sale and right of entry and possession, the property and rights described in the following granting clauses that Mortgagor now has or may hereafter acquire in, to, under or derived from:

           Those certain lot(s), piece(s) or parcel(s) of land described on Schedule "A" attached hereto and made a part hereof for all purposes, and all tenements, hereditaments, servitudes, appurtenances, rights, privileges, and immunities belonging or appertaining thereto (the foregoing is collectively referred to as the "Land"); and

           TOGETHER WITH, the lease(s), if any, described in Schedule "A" hereto and the leasehold estate created thereby, as the same may be modified, amended, renewed or extended, and all rights in and to any deposits of cash, securities or other property which may be held at any time and from time to time by the lessor under said lease to secure the performance by Mortgagor of the covenants, conditions and agreements to be performed by Mortgagor thereunder, and any option or right of first refusal to purchase the fee simple title to the Land, or any greater interest therein that Mortgagor now owns (the foregoing is collectively referred to as the "Lease"); and

           TOGETHER WITH, all structures, buildings, facilities and other improvements thereto or thereon situate heretofore or hereafter erected or placed on the Land, and all building materials, equipment and fixtures of every kind and nature now or hereafter located on the Land (the foregoing is collectively referred to as the "Improvements"); and

           TOGETHER WITH, all tenements, hereditaments, rights, rights-of-way, easements, privileges, liberties, riparian rights and appurtenances thereunto belonging, or in any wise appertaining to the Real Property (as hereinafter defined) (including, without limitation, all rights relating to storm and sanitary sewer, water, gas, electric, railway and telephone services); all right, if any, title and interest, if any, of the Mortgagor in and to all gas, oil, minerals, coal and other substances of any kind or character underlying such Real Property; and all estate, claim, demand, right, title or interest, if any, of the Mortgagor in and to any street, road, highway, or alley (vacated or otherwise) adjoining said Real Property or any part thereof (the foregoing is collectively referred to as the "Appurtenances"); and

           TOGETHER WITH, all machinery, equipment, fixtures, fittings, building or construction materials and other property of every kind whatsoever (and, with respect to a lease of the any of the foregoing, to the extent of Mortgagor's rights as a lessee thereunder), now or hereafter attached to, or used in connection with, the Real Property, together with any and all additions thereto, substitutions therefor, and repairs, replacements, improvements, and restorations thereof (including, without limitation, all elevators, escalators, utility installations, plumbing, boilers, heating, lighting, ventilation, air conditioning, roof tanks, motors, steam piping, sprinkler systems, cleaning equipment, spare parts of any kind whatsoever, and other installations and fixtures of every kind whatsoever), and all cash and non-cash proceeds thereof, all of which shall be deemed to be and remain and form a part of the realty and are covered by the lien of this Mortgage (the foregoing is collectively referred to as the "Equipment"); and

           TOGETHER WITH, all right, title and interest of the Mortgagor, as lessor, under all leases, subleases, licenses, occupancy agreements or concessions whereby any Person has agreed to pay money or any consideration to the Mortgagor for the use, possession or occupancy of the Real Property or any part thereof, and all rents, income, profits, benefits, avails, advantages and claims against guarantors under any thereof (the foregoing is collectively referred to as the "Space Leases"); and

           TOGETHER WITH, all right, title and interest of Mortgagor in and to all management agreements, contracts, agreements, options, rights of first refusal or rights of first offer and other agreements, understandings or arrangements relating to the ownership, construction, maintenance, repair, operation, occupancy, sale or financing of the Real Property or any part thereof, and all income, profits, benefits, avails, advantages and claims against guarantors under any of them (the foregoing is collectively referred to as the "Contracts"); and

           TOGETHER WITH, all right, title and interest of Mortgagor in and to all licenses, permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Real Property or any part thereof (all of the foregoing is collectively referred to as the "Permits"); and

           TOGETHER WITH, all right, title and interest of Mortgagor in and to all drawings, plans, specifications and similar or related items relating to the Real Property (the foregoing is collectively referred to as the "Plans"); and

           TOGETHER WITH, all right, title and interest of Mortgagor in and to any and all awards, damages, payment and other compensation, and any and all claims therefor and rights thereto, which may result from taking or injury by virtue of the exercise of the power of eminent domain, or any damage, injury or destruction in any manner caused to the Real Property, the Improvements or the Equipment thereon, or any part thereof (the foregoing is collectively referred to as the "Condemnation Awards"); and

           TOGETHER WITH, the fullest extent of Mortgagor's right, title and interest in and to the insurance policies required to be maintained by the Mortgagor pursuant to the Credit Agreement or this Mortgage (the foregoing is collectively referred to as the "Insurance Policies") and any and all proceeds of insurance policies of every kind whatsoever, including title insurance (and all unearned premiums thereon), now or hereafter payable by reason of any damage or destruction to the Real Property, whether payable under the Insurance Policies or otherwise, and all interest thereon (the foregoing is collectively referred to as the "Insurance Policies and Proceeds"); and

           TOGETHER WITH, all right, title and interest of the Mortgagor in and to all other proceeds of the foregoing, other than any proceeds realized from the sale or other disposition of the foregoing (the foregoing is collectively referred to as the "Proceeds").

           (In this Mortgage, the Land, the Lease, the Improvements, the Appurtenances, and the Equipment is collectively referred to as the "Real Property"; provided, however, that where the context would require reference to tangible real property, the term "Real Property" shall mean the Land, the Improvements, the Appurtenances and the Equipment and the other items of tangible real property which are referred to in the granting clauses hereinabove set forth. The Real Property and all the other rights, interests, benefits and property described in the foregoing granting clauses are collectively referred to as the "Mortgaged Property".)

           TO HAVE AND TO HOLD the above granted, conveyed, mortgaged and warranted Mortgaged Property unto the Mortgagee, its successors, heirs and assigns, to its and their own proper use, benefit and behoove forever,

           PROVIDED THAT this Mortgage shall be discharged at the expense of Mortgagor upon payment and performance in full of the Secured Indebtedness.

                                   ARTICLE I

 MORTGAGOR REPRESENTS, WARRANTS, COVENANTS AND AGREES WITH MORTGAGEE AS FOLLOWS:

           Section 1. Definitions. In this Mortgage, all words and terms not defined herein shall have the respective meanings and be construed herein as provided in the Credit Agreement, Note Agreement, A-Advanced Guaranty or the Intercreditor Agreement, respectively. Any reference to a provision of the Credit Agreement, Note Agreement, A-Advanced Guaranty or the Intercreditor Agreement shall be deemed to incorporate that provision as a part hereof in the same manner and with the same effect as if the same were fully set forth herein. References to this "Mortgage" shall mean this instrument and any and all renewals, modifications, amendments, supplements, extensions, consolidations, substitutions, spreaders and replacements of this instrument.

           Section 2. Beneficiaries. All covenants, stipulations and agreements herein contained by and on behalf of the Mortgagor shall be for the sole and exclusive benefit of the Mortgagee, individually and as Collateral Agent for the Administrative Agent, the Issuing Bank, the Lenders, the Noteholders and the A-Advanced Lender. Nothing herein expressed or implied is intended or shall be construed to confer upon, or to give to, any person other than the Mortgagor and the Mortgagee any right, remedy or claim under or by reason hereof.

           Section 3. No Credit for Taxes Paid. The Mortgagor shall not be entitled to any credit against payments due hereunder by reason of the payment of any taxes, assessments, water or sewer rent or other governmental charges levied against the Mortgaged Property.

           Section 4. Representations; Seisin and Warranty. The Mortgagor represents and warrants that the Mortgagor is the owner of the Real Property (except for trade fixtures and other improvements owned by tenants under any Space Leases), free and clear of all liens other than liens which are Permitted

Encumbrances; and Mortgagor shall warrant, defend and preserve such title and the rights granted by this Mortgage with respect thereto against all claims of all persons and entities. Mortgagor further warrants that it has the absolute right to grant this Mortgage. This Mortgage constitutes a valid, binding and enforceable first lien on the Mortgaged Property, subject only to the encumbrances set forth in Schedule "B" hereto (the "Permitted Encumbrances"), the terms of the Lease, if any, described on Schedule "A" attached hereto and such other encumbrances on the Real Property as may be approved by Mortgagee in writing.

           (a) The Mortgagor shall cause the representations and warranties in this Section 4 to continue to be true in each and every respect.

           Section 5. Preservation, Maintenance and Repair. Except as otherwise expressly provided in the Loan Documents, all buildings, structures and other improvements which are presently erected and in the future are to be erected upon the Real Property, shall be kept in good and substantial repair, working order and condition, and shall not be removed or demolished without the prior express written consent of the Mortgagee, which consent shall be granted or withheld in accordance with the applicable provision of the Loan Documents. Mortgagor may from time to time make such substitutions, additions, modifications and improvements as may be necessary and as shall not impair the structural integrity, operating efficiency and economic value of the Mortgaged Property. All alterations, replacements, renewals or additions made pursuant to this Section shall automatically become and constitute a part of the Mortgaged Property and shall be covered by the lien of this Mortgage. The Mortgagor shall not do, and shall not permit to be done, any act that may in any way materially impair or weaken the security under this Mortgage.

           Section 6. No Additional Liens. The Mortgagor shall not, without the prior express written consent of the Mortgagee, remove or suffer to be removed from the Mortgaged Property any fixtures subject to the lien hereof (as the term "fixtures" is defined by the law in the State in which the Real Property is located) and including all personal property located on and used in connection with the Real Property, presently or in the future to be incorporated into, installed in, annexed or affixed to the Mortgaged Property (unless such fixtures have been replaced with similar fixtures of equal or greater utility and value); nor, except as permitted pursuant to the Credit Agreement, the Note Agreement, the A-Advanced Guaranty, the Guaranty and Security Agreement or the Intercreditor Agreement will the Mortgagor execute or cause to be executed any security interest upon any such fixtures, additions to, substitutions or replacements thereof or upon any fixtures in the future to be installed in, annexed or affixed to the Mortgaged Property, without the prior express written consent of the Mortgagee.

           Section 7. Performance. Mortgagor will perform and observe all of its obligations under the Credit Agreement, Note Agreement, A-Advanced Guaranty, the Intercreditor Agreement and the other Loan Documents to which it is a party. The Mortgagor shall duly perform and abide by the terms and covenants herein.

           Section 8. Waiver. The acceptance by the Mortgagee of any payments hereunder, after default, or the failure of the Mortgagee, in any one or more instances to insist upon strict performance by the Mortgagor of any terms and covenants of this Mortgage or to exercise any option or election herein conferred, shall not be deemed to be a waiver or relinquishment for the future of any such terms, covenants, elections or options.

           Section 9. Mortgage as Security Agreement and Financing Statement. This Mortgage constitutes a security agreement and a financing statement under the Uniform Commercial Code of the State in which the Real Property is situated (the "Code"), and the Mortgagor (debtor under the financing statement) hereby grants to the Mortgagee (secured party under the financing statement) a security interest in all goods and inventory and in all machinery, equipment, fixtures, fittings and building and construction and other property now owned or hereafter acquired by the Mortgagor, and installed or to be installed in or on the Mortgaged Property, or used or to be used in the business, management or operation of the Mortgaged Property, and all substitutions, replacements, additions and accessions thereto (provided that any such substitutions, replacements, additions and accessions shall be in compliance with Section 5 of this Article), together with all cash and non-cash proceeds thereof. The mailing addresses of Mortgagor (Debtor) and Mortgagee (Secured Party) appear at the beginning hereof. The organization number for Mortgagor is DE 0270405 and the tax identification number for Mortgagor is 13-5572386. The Mortgagor hereby irrevocably authorizes Mortgagee at any time and from time to time, to file in the appropriate office in any Uniform Commercial Code jurisdiction initial financing statements and amendments thereto that (a) describe the Mortgaged Property hereby secured; and (b) contain any other information required by
Article 9 of the Uniform Commercial Code. The Mortgagor shall execute, deliver, file and re-file any financing statements, or continuation statements that the Mortgagee may require from time to time to confirm the lien of this Mortgage with respect to such property. Without limiting the foregoing, the Mortgagor hereby irrevocably appoints the Mortgagee as the attorney-in-fact for the Mortgagor to execute, deliver and file the initial financing statements and all other instruments for and on behalf of the Mortgagor. Notwithstanding any release of any or all of that property included in the Mortgaged Property which is deemed "real property", and proceedings to foreclose this Mortgage or its satisfaction of record, the terms hereof shall survive as a security agreement with respect to the security interest created hereby and referred to above until the repayment or satisfaction in full of the Secured Indebtedness of the Borrower and the Mortgagor as are now or hereafter secured hereby. This instrument shall be deemed a fixture filing under the Uniform Commercial Code of the State in which the Real Property is situated.

           Section 10. No Assignment. This Mortgage shall not be assigned by the Mortgagor without the prior express written consent of the Mortgagee.

           Section 11. Date of Mortgage. The date of this Mortgage shall be for identification purposes only and shall not be construed to imply that this Mortgage was executed on any date other than the respective dates of the acknowledgments of the parties hereto. This Mortgage shall become effective upon its delivery.

           Section 12. Taxes; Recording Taxes and Fees. (a) The Mortgagor shall promptly pay and discharge or cause to be promptly paid and discharged all taxes, assessments, municipal or governmental rates, charges, impositions, liens and water and sewer rents or any part thereof, heretofore or hereafter imposed upon it or in respect of this Mortgage or any of its property and assets when the same shall become due and payable, as well as all lawful claims which, if unpaid might become a lien or charge upon such property and assets or any part thereof (the "Impositions"); provided, however, that any such Impositions need not be paid if the validity or amount thereof shall currently be contested in good faith and at Mortgagor's sole expense by appropriate proceedings, but such right to contest shall not be deemed or construed in any way as relieving, modifying or extending Mortgagor's covenant to pay such Impositions at the time and in the manner provided in this Section, unless Mortgagor has given prior written notice to Mortgagee of Mortgagor's intent so to contest or object and unless (i) such legal proceedings shall operate conclusively to prevent the sale or forfeiture of the Mortgaged Property, or any part thereof, to satisfy such Impositions or the termination or revocation of any required license, prior to final determination of such proceedings and (ii) if requested in writing by Mortgagee, the Mortgagor shall furnish a good and sufficient bond from a surety company reasonably satisfactory to Mortgagee or other security reasonably satisfactory to Mortgagee in the amount of the Impositions which are being contested plus any interest and penalty which may be imposed thereon and which could become a lien against the Mortgaged Property. Within ten (10) days of a written request by Mortgagee, Mortgagor shall submit to Mortgagee receipted bills or other evidence showing payment of all real property taxes, mortgage taxes, assessments, governmental charges or levies and lawful claims before any penalty accrues thereon. Within ten (10) days of a written request by Mortgagee, Mortgagor shall submit to Mortgagee an affidavit certifying that all other taxes, assessments and other governmental charges or levies imposed upon Mortgagor in respect of the Mortgaged Property for the most recent fiscal year, and which are currently due and payable, have been paid before accrual of any penalties thereon.

           (b) The Mortgagor shall pay all (i) filing, registration or recording fees, and all reasonable expenses incident to the execution and acknowledgment of this Mortgage, any mortgage supplemental hereto, any assignments of rents, profits and leases, any security instrument with respect to any equipment, and any instrument of further assurance; and (ii) all federal, state, county and municipal stamp taxes, mortgage recording taxes, and other taxes, duties, imposts, assessments and charges arising out of or in connection with the Secured Indebtedness, and the execution, delivery and recording of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to any equipment or any instrument of further assurance.

           Section 13. Change in Laws. During the term of this Mortgage, in the event of the passage of any law or regulation which changes in any way the laws now in force for the taxation of mortgages, or debts secured thereby, for state or local purposes, or the manner of the operation of any such taxes, so as to affect the interest of the Mortgagee or the Lenders, then and in such event, the Mortgagor shall bear and pay the full amount of such taxes, provided however, that Mortgagor shall not be responsible for the payment of any income or franchise taxes of the Mortgagee, the Lenders, the Issuing Bank, the A-Advanced Lender, or the Noteholders.

           Section 14. Insurance. (a) Mortgagor shall maintain or cause to be maintained on the Mortgaged Property during the life of this Mortgage, insurance policies in such amounts as Mortgagee shall reasonably require, insuring the Mortgaged Property against fire, extended coverage and such other insurable hazards, casualties and contingencies as Mortgagee may reasonably require.

           (b) Each insurance policy, to the extent available, shall (i) provide that it shall not be canceled, non-renewed or materially amended without 30-days prior written notice to Mortgagee, (ii) with respect to all property insurance, provide for deductibles not to exceed $500,000.00, (iii) contain a "Replacement Cost Endorsement" without any deduction made for depreciation, and (iv) contain a "standard" or "New York" beneficiary clause acceptable to Mortgagee. Liability insurance policies shall name Mortgagee as an additional insured and contain a waiver of subrogation against Mortgagee; all such policies shall indemnify and hold Mortgagee harmless from all liability claims occurring on, in or about the Real Property and the adjoining streets, sidewalks and passageways. The amounts of each insurance policy (subject to the foregoing limitation) and the form of each such policy shall at all times be reasonably satisfactory to Mortgagee.

           (c) If any required insurance shall expire, be withdrawn, become void by breach of any condition thereof by Mortgagor or by any lessee of any part of the Mortgaged Property or become void or unsafe by reason of the failure or impairment of the capital of any insurer, or if for any other reasonable reason whatsoever such insurance shall become reasonably unsatisfactory to Mortgagee, Mortgagor shall promptly obtain new or additional insurance reasonably satisfactory to Mortgagee. Mortgagor shall not take out any separate or additional insurance that is contributing in the event of loss unless it is properly endorsed and otherwise satisfactory to Mortgagee in all respects.

           (d) Mortgagor shall deliver to Mortgagee a certificate of such insurance reasonably acceptable to Mortgagee, together with a copy of the declaration page (as soon as practicable) for each such policy. Mortgagor shall
(i) pay as they become due all premiums for such insurance, (ii) not later than 10 days prior to the expiration of each policy to be furnished pursuant to the provisions of this Section, deliver a renewed policy or policies, certificates thereof, or duplicate original or originals thereof, marked "premium paid," or accompanied by such other evidence of payment satisfactory to Mortgagee.

           (e) If Mortgagor is in default of its obligations to insure or deliver any such prepaid policy or policies, then Mortgagee, at its option and with reasonable written notice to Mortgagor, may effect such insurance from year to year, and pay the premium or premiums therefor, and Mortgagor shall pay to Mortgagee on demand such premium or premiums so paid by Mortgagee with interest from the time of payment at the applicable rate of interest under the Credit Agreement.

           (f) Mortgagor shall not use or permit the use of the Mortgaged Property in any manner which would permit any insurer to cancel any insurance policy or void coverage required to be maintained by this Mortgage.

           (g) Mortgagor may maintain insurance required under this Mortgage by means of one or more blanket insurance policies maintained by Mortgagor; provided, however, that (A) any such policy shall specify, or Mortgagor shall furnish to Mortgagee a written statement from the insurer so specifying, the maximum amount of the total insurance afforded by such blanket policy that is allocated to the Real Property and the other Mortgaged Property and any sub-limits in such blanket policy applicable to the Real Property and the other Mortgaged Property, (B) each such blanket policy shall include an endorsement providing that, in the event of a loss resulting from an insured peril, insurance proceeds shall be allocated to the Mortgaged Property in an amount equal to the coverages required to be maintained by Mortgagor as provided above and (C) the protection afforded under any such blanket policy shall be no less than that which would have been afforded under a separate policy or policies relating only to the Mortgaged Property.

           Section 15. Damage and Destruction. (a) If the Mortgaged Property, or any part thereof, shall be destroyed or damaged by fire or any other casualty, whether insured or uninsured, or in the event any claim is made against Mortgagor for any personal injury, bodily injury or property damage incurred on or about the Real Property, Mortgagor shall give immediate notice thereof to Mortgagee. Subject to any Loan Documents, the proceeds of insurance policies coming into the possession of Mortgagee shall not be deemed trust funds and Mortgagee shall be entitled to dispose of such funds as provided herein.

           (b) Subject to the provisions of the Credit Agreement, in the event of any damage or destruction to the Mortgaged Property by fire or otherwise, and provided that Mortgagee has received and approved satisfactory evidence of the following as soon as practicable, but in all events within ninety (90) days after the occurrence of the casualty:

                (i) repairs can be made, within 180 days after the date of the casualty, under the laws and regulations of the federal, state and local governmental authorities having jurisdiction thereof;

                (ii) there shall exist no Event of Default or condition which with the passage of time or giving of notice might become an Event of Default;

                (iii) Mortgagor has available, from insurance proceeds and/or Mortgagor's own funds, sufficient funds as are necessary in the reasonable judgment of Mortgagee to complete the Restoration (as hereinafter defined) and to meet all obligations of the Mortgage Documents, taking into account the change in circumstances resulting from the casualty;

                (iv) the Restoration can be completed substantially in accordance with the plans and specifications utilized for the original construction of the Real Property, (as the same may be modified to bring the Improvements to compliance with current building and safety codes) or other plans and specifications as are reasonably acceptable to Mortgagee; and

                (v) any and all permits, certificates, authorizations or approvals required for the Restoration have been or may be properly obtained by Mortgagor;

then Mortgagor and Mortgagee hereby agree that the insurance loss proceeds may be applied by Mortgagor in accordance with the provisions hereof to Restoration (as defined herein). Any such insurance proceeds, less the actual costs, fees and expenses, if any, incurred by Mortgagor in connection with adjustment of the loss shall be held in a trust account (the "Restoration Trust Account") by Mortgagor and shall be applied by Mortgagor to the payment of the cost of any repairs, replacements, rebuilding or alterations required in connection with the Mortgaged Property, including the cost of temporary repairs, protection of property and permanent restoration, repairs, replacements, rebuilding or alterations (all of which temporary repairs, protection of property and permanent restoration, repairs, replacements, rebuilding or alterations are herein collectively referred to as the "Restoration"), and shall be paid out from time to time as such Restoration progresses if the work for which payment is requested has been done in a good workmanlike manner and substantially in accordance with the plans and specifications therefor. In furtherance of the foregoing, upon the written request of Mortgagee, Mortgagor shall provide the following:

                      (i) A certificate signed by Mortgagor's architect or general contractor setting forth the following:

                         A. A brief description of sums due to contractors,
subcontractors, materialmen, engineers, architects or other persons who have rendered services or furnished materials for the Restoration therein specified and that the sum then requested does not exceed the value of the services and materials described in the certificate.

                         B. That, except for the amount, if any, stated
(pursuant to the foregoing sub-clause (A)), in such certificate to be due for services or materials, there is no outstanding indebtedness known to the persons signing such certificate, after due inquiry, which is then due at the date of such certificate for labor, wages, materials, supplies or services in connection with such Restoration.

                         C. That the cost, as estimated by the persons signing
such certificate, of the Restoration required to be done subsequent to the date of such certificate in order to complete and pay for the same, does not exceed the insurance money, plus any amount deposited by Mortgagor to defray such cost and remaining in the hands of Mortgagee after payment of the sum requested in such certificate, plus interest, if any, reasonably estimated to be earned on all such sums during the remaining Restoration period.

                      (ii) Evidence, reasonably satisfactory to Mortgagee, to the effect that there has not been filed with respect to the Mortgaged Property or any part thereof any vendor's, mechanic's, laborer's, materialman's or other lien (other than invalid or improperly filed liens) which has not been discharged of record, except such as will be discharged by payment of the amount then requested, and that upon such payment no such liens may be validly filed.

Notwithstanding the foregoing, to the extent that the cost of Restoration, as reasonably estimated by Mortgagee, shall be less than $250,000.00, insurance proceeds may be payable directly to Mortgagor, in trust, for the sole purpose of performing the Restoration of the Mortgaged Property.

           Section 16. Condemnation/Eminent Domain. Immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Mortgaged Property, or any portion thereof, Mortgagor will notify Mortgagee of the pendency of such proceedings. Mortgagor shall, at its expense, diligently prosecute any such proceeding. All awards and proceeds of condemnation shall be paid directly to Mortgagor to be applied in the same manner as insurance proceeds, as provided above (subject to the provisions of any Lease as more particularly described in the provisions hereof dealing with such insurance proceeds).

           Section 17. Compliance with Laws. The Mortgagor agrees to comply with all laws, rules, regulations and ordinances made or promulgated by the United

States, the State, County and/or the City in which the Real Property is located and/or any other lawful authority which are now or may hereafter be applicable to the Mortgaged Property (the "Legal Requirements") within such time as may be required by law, provided, however, that Mortgagor shall have the right to contest the application or validity of any such Legal Requirements in good faith at its sole cost and expense by appropriate proceedings but such right shall not be deemed or construed in any way as relieving, modifying or extending Mortgagor's covenant to comply therewith as provided in this Section unless Mortgagor has given prior written notice to Mortgagee of Mortgagor's intent so to contest and unless (a) the legal proceedings shall operate conclusively to prevent the sale or forfeiture of the Mortgaged Property, or any part thereof, for failure to comply with such obligations prior to final determination of such proceedings, (b) if during such contest a lien or cloud on title shall exist with respect to any of the Mortgaged Property, Mortgagor shall provide Mortgagee with a good and sufficient bond from a surety company reasonably satisfactory to Mortgagee or other security reasonably satisfactory to Mortgagee in an amount equal to the aforesaid lien or cloud on title or, if the amount thereof is uncertain, in an amount reasonably satisfactory to Mortgagee, and (c) Mortgagee shall not be subject either to civil or criminal liability for any failure by Mortgagor to comply with such obligations during the pendency of such contest.

           Section 18. Hazardous Substances and Asbestos. Mortgagor shall comply with Section 3.20 of the Credit Agreement.

           Section 19. Indemnification. If any action or proceeding arising out of or relating to the Mortgaged Property, this Mortgage or any of the transactions contemplated herein shall be commenced to which action or proceeding the holder of this Mortgage is made a party, or in which it becomes necessary to defend or uphold the lien of this Mortgage, the reasonable expense of any litigation to prosecute or defend the rights and lien created by this Mortgage (including reasonable attorneys' fees, charges and disbursements through all appeals), shall be paid by the Mortgagor, and until so paid, any such sum and the interest thereon shall be a lien on the Mortgaged Property, prior to any right, or title to, interest in or claim upon the Mortgaged Property attaching or accruing subsequent to the lien of this Mortgage, and shall be deemed to be secured by this Mortgage. In any action or proceeding to foreclose this Mortgage, or to recover or collect the debt secured hereby, the provisions of law respecting the recovery of costs, disbursements and allowances shall prevail unaffected by this covenant.

           Section 20. Assignment of Rents. The Mortgagor hereby assigns to the Mortgagee all present and future leases, rents, issues and profits relating to or arising out of or from the Mortgaged Property as further security for the payment of the Secured Indebtedness, and the Mortgagor grants to the Mortgagee the right to enter upon and to take possession of the Mortgaged Property for the purpose of collecting the same and to let the Mortgaged Property or any part thereof, and to apply the rents, issues and profits, after payment of all necessary charges and expenses, on account of said Secured Indebtedness. This assignment and grant shall continue in effect until all of the Secured Indebtedness is paid and performed in full and all the Obligations have been fully repaid and this Mortgage discharged of record and, to Mortgagor's knowledge, Mortgagee's right to the leases, rents, issues and profits is not contingent upon, and may be exercised without possession of the Mortgaged Property. For so long as no Event of Default exists, the Mortgagee hereby waives the right to enter upon and to take possession of the Mortgaged Property for the purpose of collecting said rents, issues and profits, and Mortgagor shall have the right to collect said rents, issues and profits. The Mortgagor shall not, without the written consent of the Mortgagee, receive or collect rent from any tenant of the Mortgaged Property or any part thereof for a period of more than one month in advance, (excluding any security deposits as provided in leases expressly approved by the Mortgagee) and in the event of any Event of Default under this Mortgage shall pay such rents, issues and profits to the Mortgagee, or to any receiver appointed to collect said rents, issues and profits. If Mortgagor or any other occupant does not surrender possession of the Real Property hereunder in the event of any such Event of Default, Mortgagor and such occupant shall pay monthly in advance to Mortgagee, or to any receiver appointed to receive such rents, issues and profits, the fair and reasonable rental value for the use and occupation of the Mortgaged Property or of such part thereof as may be in the possession of the Mortgagor or any other occupant, and upon default in any such payment Mortgagor and such occupant shall vacate and surrender the possession of the Mortgaged Property to the Mortgagee or to such receiver, and upon a default in vacating and surrendering the same may be evicted by summary or any other available proceedings.

           Section 21. Advances. Upon any Event of Default by the Mortgagor, the Mortgagee may at its option remedy such Event of Default, and all payments made by the Mortgagee to remedy a default by the Mortgagor (including attorneys' fees, charges and disbursements through all appeals) and the total of any payment or payments due from the Mortgagor to the Mortgagee which are in default, together with interest thereon at the highest rate payable from time to time under the Credit Agreement, the Note Agreement or the A-Advanced Guaranty, as applicable, (such interest to be calculated from the date of such advance to the date of payment thereof by the Mortgagor), shall be added to the debt secured by this Mortgage until paid, and the Mortgagor covenants to repay the same to the Mortgagee upon demand. Any such sums and the interest thereon shall be a lien on the Mortgaged Property prior to any other lien attaching to or accruing subsequent to the lien of this Mortgage to the fullest extent permitted by law.

           Section 22. No Waiver of Existing or Future Rights. No other security previously or hereafter granted by Mortgagor to Mortgagee to secure payment of the amount secured by this Mortgage shall be impaired or affected by this Mortgage; and no security subsequently taken by Mortgagee to secure payment of the amount secured by this Mortgage shall affect or impair the lien of this Mortgage, but all such additional security shall be deemed cumulative. Mortgagee may resort for payment of the amount secured by this Mortgage to any security held by Mortgagee, in such order and manner as Mortgagee, in its sole discretion, may elect.

           Section 23. Permitted Encumbrances. Except as permitted pursuant to the Credit Agreement, the Note Agreement, the Guaranty and Security Agreement or the A-Advanced Guaranty, as applicable, at no time throughout the term of this Mortgage shall the Mortgagor create, incur, assume or suffer to exist any mortgage, deed of trust, pledge, lien, security interest, encumbrance, attachment, levy, distraint or other judicial process and burdens of any kind or nature on or with respect to any of the Mortgaged Property.

           Section 24. Leasehold Mortgage Provisions. (a) Mortgagor covenants and agrees specifically with respect to any Lease described in Schedule "A" (if any) and the leasehold estate created thereunder that: the Mortgagor shall maintain the Lease in full force and effect and not take or allow to be taken any action that would terminate or cancel, or permit the termination or cancellation of, the Lease without the prior written consent of the Mortgagee, and that:

           (b) The Mortgagor will pay on or before the due dates thereof all rents and other amounts payable under the provisions of the Lease and will timely and fully observe and perform all of the terms, covenants, agreements and conditions of the Lease required therein to be observed and performed by the Mortgagor as lessee, and will upon written request furnish to the Mortgagee rental receipts from the lessor under the Lease and other satisfactory evidence of payment evidencing the timely payment of all rents due thereunder, which receipts shall be furnished to the Mortgagee in accordance with the applicable requirements of the Credit Agreement, the Note Agreement, the Guaranty and Security Agreement and the A-Advanced Guaranty (as applicable). Mortgagor covenants and agrees to deliver to the Mortgagee a copy of any notice of default under the Lease received by Mortgagor immediately after such receipt

           (c) At Mortgagee's election, Mortgagee may make any payments or do any act or thing required to be paid or done by the Mortgagor as lessee under the Lease. Thereupon, Mortgagee shall in addition to all other remedies of Mortgagee available herein, be fully subrogated to any and all rights of lessor, under the terms and provisions of the Lease arising from or relating to such payment or performance.

           (d) Mortgagor will not surrender the easements or leasehold estate created by the Lease, nor voluntarily terminate or cancel the easements or Lease, and Mortgagor will not without the express written consent of the Mortgagee modify, change, supplement, alter, or amend the Lease either orally or in writing, and as further security for the repayment of the Secured Indebtedness, the Mortgagor hereby assigns to the Mortgagee for the ratable benefit of the Mortgagee all of its rights, privileges and prerogatives as lessee under the Lease to terminate, cancel, modify, change, supplement, alter or amend the Lease (which rights, privileges and prerogatives will not be unilaterally exercised by Mortgagee until the occurrence of an Event of Default, and any such termination, cancellation, modification, change, supplement, alteration or amendment of the Lease without the prior written consent thereto by the Mortgagee shall be void and of no force and effect. Notwithstanding the foregoing, and provided Mortgagor shall have provided prior notice thereof to Mortgagee, Mortgagor may make nonmaterial modifications of the Lease with the consent of Mortgagee (which consent shall not be unreasonably withheld or delayed).

           (e) No release or forbearance of any obligations under the Lease, pursuant to the Lease or otherwise, shall release Mortgagor from any of its obligations under this Mortgage, including Mortgagor's obligations with respect to payment of rents as provided for in the Lease and the performance of all of the terms, provisions, covenants, conditions, and agreements contained in the Lease, to be kept, performed and complied with by the lessee therein (except for those terms, provisions, covenants, conditions, and agreements which are specifically waived or released by the lessor under the Lease in writing and approved by the Mortgagee).

           (f) Mortgagor will promptly notify the Mortgagee in writing of the commencement of a proceeding under the federal bankruptcy laws by or against Mortgagor or the lessor under the Lease.

           (g) If any of the Secured Indebtedness secured hereby remains unpaid or unperformed at the time when notice may be given by the lessee under the Lease of the exercise of any right to renew or extend the term of the Lease,

Mortgagor will properly and timely exercise such right of extension or renewal and promptly give notice to the lessor of the exercise of such right of extension or renewal.

           (h) In case any proceeds of insurance upon the Land, the Mortgaged Property or any part thereof are deposited with any person other than the Mortgagee pursuant to the requirements of the Lease, Mortgagor will promptly notify the Mortgagee in writing of the name and address of the person with whom such proceeds have been deposited and the amount so deposited.

           (i) Mortgagor will promptly notify the Mortgagee in writing of any request made by either party to the Lease to the other party thereto for arbitration or appraisal proceedings pursuant to the Lease, and of the institution of any arbitration or appraisal proceedings and promptly deliver to the Mortgagee a copy of the determination of the arbitrators or appraisers in each such proceeding.

           (j) Mortgagor will not reject the Lease pursuant to 11 U.S.C. Section 365(a) or any successor law, or allow the Lease to be deemed rejected by inaction and lapse of time, and will not elect to treat the Lease as terminated by the lessor's rejection of the Lease pursuant to 11 U.S.C. Section 365(h)(1) or any successor law. As further security for the repayment of the Secured Indebtedness secured hereby and for the performance of the covenants, agreements, obligations and conditions herein and in the Lease contained, Mortgagor hereby assigns to the Mortgagee for the ratable benefit of the Mortgagee all of the rights, privileges and prerogatives of Mortgagor and the Mortgagor's bankruptcy trustee to deal with the Lease, which right may arise as a result of the commencement of a proceeding under the federal bankruptcy laws by or against Mortgagor or the lessor under the Lease, including, without limitation, the right to assume or reject or to compel the assumption or rejection of the Lease pursuant to 11 U.S.C. Section 365(1) or any successor law, the right to reject the Lease, or the right to elect whether to treat the Lease as terminated by the lessor's rejection of the Lease or to remain in possession of the premises demised under the Lease and offset damages pursuant to 11 U.S.C. Section 365(h)(1) and the rights of Mortgagor to designate the assignees of the Lease.

           (k) As further security for the Secured Indebtedness, Mortgagor hereby agrees to deposit with the Mortgagee a fully executed counterpart of the Lease and all supplements thereto and amendments thereof, to be retained by the Mortgagee until the Secured Indebtedness is fully paid and performed.

           (l) Mortgagor hereby represents and warrants that except as specifically disclosed in a letter from Mortgagor to Mortgagee dated of even date herewith (a) the Lease is currently in full force and effect and unmodified, (b) Mortgagor has a valid and subsisting leasehold estate in and the right to quiet enjoyment to the Real Property demised by the Lease for the full term of the Lease, (c) there is no existing default under the Lease by reason of an act or omission of the lessor or Mortgagor and to the best of Mortgagor's knowledge, no event has occurred which with the lapse of time will authorize the lessor or Mortgagor to terminate the Lease, (d) Mortgagor has not assigned, pledged, mortgaged, hypothecated or otherwise transferred the Lease, (e) Neither lessor or Mortgagor has exercised any option or right to (1) cancel or terminate the Lease or shorten the term thereof, (2) lease additional premises, (3) reduce or relocate the premises demised by the Lease or (4) purchase any property, and

           (f) all rentals, if any, accrued to date have been paid and neither the lessor nor Mortgagor claims any present charge, lien or claim of offset against any sum due under the terms of the Lease.

           (m) The Mortgagor shall not abandon any or all of the Mortgaged Property, without the prior written consent of the Mortgagee.

           (n) For purposes of Section 4(b) of Article 1, the term "ownership interest in the Real Property" shall mean "leasehold estate in the Real Property".

           Section 25. Transfer of Mortgaged Property; Space Leases. (a) Except as permitted pursuant to the Credit Agreement, the Note Agreement, the Guaranty and Security Agreement and the A-Advanced Guaranty or an express provision of this Mortgage, Mortgagor shall not sell, transfer, convey or assign all or any portion of, or any interest in, the Mortgaged Property, whether legal or equitable, by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest, lease option, contract or any other method or conveyance of real property interests. Further, without the prior written consent of Mortgagee in its sole discretion, there shall be no sale, assignment, transfer, encumbrance, hypothecation or grant a security interest in the stock, partnership interests, membership interests or other beneficial ownership interests of Mortgagor and/or the partners of Mortgagor (in the case of a partnership) except as permitted by the terms of the Credit Agreement, the Note Agreement, the Guaranty and Security Agreement and the A-Advanced Guaranty or the other Loan Documents.

           (b) As to any Space Lease relating to all or any portion of the Mortgaged Property, Mortgagor shall (i) promptly perform all of the provisions of the Space Lease on the part of the lessor thereunder to be performed; (ii) appear in and defend any action or proceeding arising under or in any manner connected with the Space Lease or the obligations of Mortgagor as lessor or of the lessee thereunder; (iii) exercise, within ten (10) days after a request by Mortgagee, any right to request from the lessee a certificate with respect to the status thereof; and (iv) simultaneously deliver to Mortgagee copies of any notices of default which Mortgagor may at any time forward to or receive from the lessee.

           (c) All Space Leases entered into by Mortgagor after the date hereof, if any, and all rights of any lessees thereunder shall be subject and subordinate in all respects to the lien and provisions of this Mortgage unless Mortgagee shall otherwise elect in writing.

           (d) If any act or omission of Mortgagor would give any lessee under any Space Lease the right, immediately or after lapse of a period of time, to cancel or terminate such Space Lease, or to abate or offset against the payment of rent or to claim a partial or total eviction, such lessee shall not exercise such right until it has given written notice of such act or omission to Mortgagee and until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice without a remedy being effected.

           (e) If, in the event of the enforcement by Mortgagee of any remedy under this Mortgage, the lessee under each Space Lease shall attorn to Mortgagee (or to any other Person succeeding to the interest of Mortgagee as a result of such enforcement) and recognize Mortgagee or such successor in interest as lessor under the Space Lease without change in the provisions thereof, Mortgagee or such successor in interest shall not be: (i) bound by any payment of an installment of rent or additional rent which may have been made more than thirty
(30) days before the due date of such installment; (ii) bound by any amendment or modification to the Space Lease made without the consent of Mortgagee or such successor in interest; (iii) liable for any previous act or omission of Mortgagor (or its predecessors in interest); (iv) responsible for any monies owing by Mortgagor to the credit of such lessee or subject to any credits, offsets, claims, counterclaims, demands or defenses which the lessee may have against Mortgagor (or its predecessors in interest); (v) bound by any covenant to undertake or complete any construction of the premises demised under any Space Lease or any portion thereof; or (vi) obligated to make any payment to such lessee other than any security deposit actually delivered to Mortgagee or such successor in interest. Each lessee or other occupant, upon request by Mortgagee or such successor in interest, shall execute and deliver an instrument or instruments confirming such attornment.

           Section 26. Future Advances. This Mortgage shall secure the payment of all loans, monies, credit and other Secured Indebtedness, whether the entire amount shall have been advanced at the date hereof or at a later date, or having been advanced, shall have been repaid in part and further advances made at a later date, and whether or not related to the original advances, together with the specified interest thereon all in accordance with the terms of the Credit Agreement, the Note Agreement, the Guaranty and Security Agreement, the A-Advanced Guaranty or any of the other Loan Documents. It is understood that at any time before the cancellation and release of this Mortgage, the terms of the Credit Agreement, the Note Agreement, the Guaranty and Security Agreement, the A-Advanced Guaranty, the Intercreditor Agreement or any of the other Loan Documents, including the terms of repayment, may from time to time be modified or amended in writing by the parties thereto to include or provide for additional or future advances and this Mortgage shall secure all such additional or future advances.

           Without limiting the foregoing, this Mortgage secures all advances made by Mortgagee of any kind or nature described in 42 Pa.C.S.A. ss.8144. If Mortgagor sends a written notice to Mortgagee which purports to limit the indebtedness secured by this Mortgage and to release the obligation of Mortgagee to make any additional advances to or for the benefit of Mortgagor, such a notice shall be ineffective as to any future advances made: (i) to pay taxes, assessments, maintenance charges and insurance premiums, (ii) for costs incurred for the protection of the Mortgaged Property or the lien of the Mortgage, (iii) on account of expenses incurred by Mortgagee by reason of a default of Mortgagor under the Loan Documents, and (iv) on account of any other costs incurred by Mortgagee to protect and preserve the Mortgaged Property or the lien of this Mortgage. It is the intention of the parties hereto that any such advance made by Mortgagee after any such notice by Mortgagor shall be secured by the lien of this Mortgage on the Mortgaged Property.

           Section 27. Application of Payments and Repayments. So long as the balance of the Obligations under the Credit Agreement, and the indebtedness evidenced by the Notes and the A-Advanced Notes, exceeds the portion of the Secured Indebtedness secured by this Mortgage, any payments and repayments of the Loans or the payment of principal and interest on said Notes or A-Advanced Notes shall not be deemed to be applied against, or to reduce, the portion of the Secured Indebtedness secured by this Mortgage. Such payments shall instead be deemed to reduce only such portions of the Secured Indebtedness as are secured by mortgages and deeds of trust encumbering real property located outside the State in which the Real Property is located, which mortgages and deeds of trust also secure in part the Secured Indebtedness (except to the extent, if any, that specific mortgages and deeds of trust in such states contain specific limitations on the amount secured).

           Section 28. Other Security. Mortgagee may resort to any other security held by Mortgagee for the payment of the Secured Indebtedness or the performance of the Obligations in such order and manner as Mortgagee may elect; provided, however, that Mortgagee may resort to the sale of any other security held by Mortgagee for the payment of the Secured Indebtedness or the performance of the Obligations to the extent that the sale of any such other security is, in the reasonable judgment of Mortgagee, necessary for the payment of the Secured Indebtedness or the performance of the Obligations and no such action by Mortgagee shall operate to modify or terminate any of the rights, powers or remedies contained in the Loan Documents.

           Section 29. No Exhaustion of Remedies Required. Notwithstanding anything contained herein to the contrary, Mortgagee shall be under no duty to Mortgagor, any Subsidiary, or others, including, without limitation, the holder of any junior, senior or subordinate mortgage on the Mortgaged Property or any part thereof or on any other security held by Mortgagee, to exercise or exhaust all or any of the rights, powers and remedies available to Mortgagee, whether under this Mortgage or any other document evidencing or securing the payment of the Secured Indebtedness or the performance of the Obligations prior to the sale of the Mortgaged Property.

           Section 30. No Merger of Estates. If the Real Property consists of a leasehold estate, then so long as the Secured Indebtedness shall remain unpaid, unless Mortgagee shall otherwise consent, the fee title to any leasehold estate in the Real Property created by the Lease shall not merge but shall always be kept separate and distinct, notwithstanding the union of such estates either in the lessor or in the lessee under the Lease or in a third party, by purchase or otherwise. Mortgagor further covenants and agrees that, in case it shall acquire the fee title, or any other estate, title or interest in the Real Property, or any part thereof, covered by the Lease or this Mortgage, this Mortgage shall attach to and cover and be a lien upon such other estate so acquired, and such other estate so acquired by Mortgagor shall be mortgaged to Mortgagee and the lien hereof spread to cover such estate with the same force and effect as though specifically herein mortgaged. Mortgagor shall, upon demand, execute such further instruments to facilitate the intent of this Section, as Mortgagee shall reasonably request.


                                   ARTICLE II
                                   ----------

             THE OCCURRENCE OF ANY OF THE FOLLOWING EVENTS SHALL BE
                    AN EVENT OF DEFAULT UNDER THIS MORTGAGE:

           Section 1. Event of Default Under the Loan Documents. The occurrence of any Event of Default under the Intercreditor Agreement, the Credit Agreement, the Note Agreement, the A-Advanced Guaranty (solely with respect to the Borrower) and/or this Mortgage, or any of the other Loan Documents.

           Section 2. Subsidiary Cross-Default. The occurrence of any Event of Default under any of the agreements, mortgages or other instruments evidencing, securing or relating to any Secured Indebtedness or other sums owed by any Guarantor to the Issuing Bank, the Lenders, the Noteholders or the A-Advanced Lender which is not cured after the expiration of applicable grace periods, if any, including without limitation, the mortgages and deeds of trust given contemporaneously herewith by the Guarantors.

           Section 3. Transfers. If the Real Property or any interest therein shall be transferred except as permitted in Section 25 (a) of Article I hereof.

           Section 4. Breach of Covenants. The Mortgagor shall have failed to perform any of the terms, covenants, conditions or undertakings contained in this Mortgage and such failure shall continue un-remedied for thirty (30) days after Mortgagor receives written notice from Mortgagee of said failure.

           Section 5. Other Foreclosures. In the event that proceedings shall have been instituted for foreclosure or collection of any mortgage, judgment, or lien prior, equal to or subordinate to the lien of this Mortgage affecting the Mortgaged Property or any part thereof.

           Section 6. Default under Lease. The occurrence of a default under the Lease that is not cured within the applicable grace periods set forth in the Lease, shall be a default under this Mortgage.

                                  ARTICLE III
                                  -----------

        IN THE EVENT THERE SHALL OCCUR AN EVENT OF DEFAULT, THE MORTGAGEE
         MAY TAKE ANY OR ALL OF THE FOLLOWING ACTIONS, AT THE SAME OR AT
                                DIFFERENT TIMES:

           Section 1. Acceleration. Declare the entire Secured Indebtedness to be due and payable immediately, and upon any such declaration, the entire unpaid balance of the Secured Indebtedness shall be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Mortgagor, anything herein or in any other Loan Documents notwithstanding.

           Section 2. Possession. Upon the occurrence of an Event of Default the holder of this Mortgage shall have the right forthwith after any such Event of Default to enter upon, and take possession of the Mortgaged Property, and to lease and let the said Mortgaged Property, and to receive all the rents, issues and profits thereof which are overdue, due or to become due, and to apply the same, after payment of all necessary charges and expenses, on account of the amounts hereby secured; and the holder of this Mortgage is given and granted full power and authority to do any act or thing which the Mortgagor or the successors or assigns of the Mortgagor who may then own the Mortgaged Property might or could do in connection with the management and operation of the Mortgaged Property (including, without limitation, complete the construction of any Improvements and, in the course of such completion, make such changes to the Mortgaged Property as Mortgagee deems advisable). This remedy shall be effective either with or without any action brought to foreclose this Mortgage and without applying at any time for a receiver of such rents. Should said rents or any part thereof be assigned without the consent of the holder of this Mortgage, then the Secured Indebtedness shall at the option of the holder hereof become due and payable immediately, anything herein contained to the contrary notwithstanding. Costs and expenses incurred by the Mortgagee under this Section shall become part of the Secured Indebtedness secured hereunder.

           Section 3. Foreclosure. The Mortgagee may institute an action of mortgage foreclosure, or take other action as the law may allow, at law or in equity, for the enforcement of this Mortgage, and proceed thereon to final judgment and execution of the entire amount secured hereby including costs of suit, interest and reasonable attorneys' fees. In case of any sale of the Mortgaged Property by virtue of judicial proceedings, the Mortgaged Property may be sold in one parcel and as an entirety or in such parcels, manner or order as the Mortgagee in its sole discretion may elect. The failure to make any tenant a party defendant to a foreclosure proceeding and to foreclose its rights will not be asserted by the Mortgagor as a defense in any proceeding instituted by the Mortgagee to collect the obligations secured hereby or any deficiency remaining unpaid after the foreclosure sale of the Mortgaged Property. Costs and expenses incurred by the Mortgage under this Section shall become part of the Secured Indebtedness secured hereby. Proceeds realized from a foreclosure of this Mortgage shall be applied in accord with the provisions of the Intercreditor Agreement and Section 5 of this Article 3 and, in any event, in accord with the provisions of applicable law.

           Section 4. Sale. The Mortgagee may, either with or without entry or taking possession of the Mortgaged Property as provided in this Mortgage or otherwise, personally or by its agents, and without prejudice to the right to bring an action for foreclosure of this Mortgage, sell the Mortgaged Property or any part thereof pursuant to any procedures provided by applicable Laws and all estate, right, title, interest, claim and demand therein, and right of redemption thereof, at one or more sales as an entirety or in parcels, and at such time and place, and upon such terms and after such notice as may be required or permitted by applicable Laws.

           Section 5. Application of Proceeds; Excess Monies. The proceeds of any sale made under or by virtue of this Article, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, together with any other sums which may then be held by Mortgagee pursuant to this Mortgage, whether under the provisions of this Article or otherwise, shall be applied as follows:

           (a) first, to Mortgagee for payment of the costs and expenses of such sale and of all expenses, liabilities and advances made or incurred by Mortgagee under this Mortgage, and all taxes and assessments due upon the Mortgaged Property at the time of such sale and to discharge any lien or other encumbrance prior to this Mortgage, except any taxes, assessments, liens or other encumbrances subject to which the Mortgaged Property shall have been sold,

           (b) second, to the payment of whatever sums may then remain unpaid on account of the Secured Indebtedness with interest thereon on the date of payment in accordance with any order of priorities specified in the Intercreditor Agreement,

           (c) third, to the payment of any other sums required to be paid by Mortgagor pursuant to any provisions of the Intercreditor Agreement or any of the other Loan Documents, including, without limitation, to the payment of all expenses, liabilities and advances made or incurred by Mortgagee under this Mortgage or in connection with the enforcement thereof, together with interest on all such advances,

           Section 6. Deficiency Decree. If at any foreclosure proceeding the Mortgaged Property shall be sold for a sum less than the total amount of indebtedness for which judgment is therein given, the judgment creditor shall be entitled to the entry of a deficiency decree against Mortgagor and against the property of Mortgagor for the amount of such deficiency, subject to applicable laws; and Mortgagor does hereby irrevocably consent to the appointment of a receiver for the Mortgaged Property and the property of Mortgagor and of the rents, issues and profits thereof after such sale and until such deficiency decree is satisfied in full.

           Section 7. Appointment of Receiver. The Mortgagee may have a receiver of the rents, issues and profits of the Mortgaged Property appointed without the necessity of proving either the depreciation or the inadequacy of the value of the security or the insolvency of the Mortgagor or any person who may be legally or equitably liable to pay moneys secured hereby, and the Mortgagor and each such person waive such proof and consent to the appointment of a receiver.

           Section 8. Confession of Judgment. FOR THE PURPOSE OF OBTAINING POSSESSION OF THE MORTGAGED PROPERTY IN THE EVENT OF ANY DEFAULT HEREUNDER OR UNDER THE NOTE, MORTGAGOR HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, AS ATTORNEY FOR MORTGAGOR AND ALL PERSONS CLAIMING UNDER OR THROUGH MORTGAGOR, TO APPEAR FOR AND CONFESS JUDGMENT AGAINST MORTGAGOR, AND AGAINST ALL PERSONS CLAIMING UNDER OR THROUGH MORTGAGOR, IN AN ACTION IN EJECTMENT FOR POSSESSION OF THE MORTGAGED PROPERTY, IN FAVOR OF MORTGAGEE, FOR WHICH THIS MORTGAGE, OR A COPY THEREOF VERIFIED BY AFFIDAVIT, SHALL BE A SUFFICIENT WARRANT; AND THEREUPON A WRIT OF POSSESSION MAY IMMEDIATELY ISSUE FOR POSSESSION OF THE MORTGAGED PROPERTY, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER AND WITHOUT ANY STAY OF EXECUTION. IF FOR ANY REASON AFTER SUCH ACTION HAS BEEN COMMENCED IT SHALL BE DISCONTINUED, OR POSSESSION OF THE MORTGAGED PROPERTY SHALL REMAIN IN OR BE RESTORED TO MORTGAGOR, MORTGAGEE SHALL HAVE THE RIGHT FOR THE SAME DEFAULT OR ANY SUBSEQUENT DEFAULT TO BRING ONE OR MORE FURTHER ACTIONS AS ABOVE PROVIDED TO RECOVER POSSESSION OF THE MORTGAGED PROPERTY, MORTGAGEE MAY CONFESS JUDGMENT IN AN ACTION IN EJECTMENT BEFORE OR AFTER THE INSTITUTION OF PROCEEDINGS TO FORECLOSE THIS MORTGAGE OR TO ENFORCE THE NOTE, OR AFTER ENTRY OF JUDGMENT THEREIN OR ON THE NOTE, OR AFTER A SHERIFF'S SALE OR JUDICIAL SALE OR OTHER FORECLOSURE SALE OF THE MORTGAGED PROPERTY IN WHICH MORTGAGEE IS THE SUCCESSFUL BIDDER, IT BEING THE UNDERSTANDING OF THE PARTIES THAT THE AUTHORIZATION TO PURSUE SUCH PROCEEDINGS FOR CONFESSION OF JUDGMENT THEREIN IS AN ESSENTIAL PART OF THE REMEDIES FOR ENFORCEMENT OF THE MORTGAGE AND THE NOTE, AND SHALL SURVIVE ANY EXECUTION SALE TO MORTGAGEE;

                     Mortgagor's Initials_________________

           Section 9. Waivers of Right. Along with any and all agreements, waivers and relinquishments made by Mortgagor under this Mortgage and the other Loan Documents, Mortgagor waives (i) the benefit of all Laws now existing or that hereafter may be enacted providing for any appraisement before sale of any portion of the Mortgaged Property; and (ii) the benefit of all Laws that may be hereafter enacted in any way extending the time for enforcing collection of the Secured Indebtedness, or creating or extending a period of redemption from any sale made in collecting the Secured Indebtedness. Mortgagor acknowledges and agrees that the Mortgaged Property may be located in one or more States and therefor Mortgagor waives and relinquishes any and all rights it may have, whether at law or equity, to require Mortgagee to proceed to enforce or exercise any rights, powers and remedies they may have under the Credit Agreement, the Note Agreement, the A-Advanced Guaranty and the other Loan Documents in any particular manner, in any particular order, or in any particular State or other jurisdiction. Mortgagor further agrees that any particular proceeding, including without limitation foreclosure through court action (in a state or federal court) or power of sale, may be brought and prosecuted in the local or federal courts of any one or more States as to all or any part of the Real Property, wherever located, without regard to the fact that any one or more prior or contemporaneous proceedings have been situated elsewhere with respect to the same or any other part of the Real Property. To the fullest extent that Mortgagor may do so, Mortgagor agrees that Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any redemption, valuation, appraisement, stay of execution or extension; and Mortgagor, for itself and on behalf of Mortgagors' heirs, devisees, representatives, successors and assigns, and on behalf of all other persons now or hereafter claiming any interest in the Mortgaged Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, marshalling, stay of execution, extension, and notice of election to mature or declare due the whole of the Secured Indebtedness in the event of the foreclosure of the lien hereby created. Mortgagor further agrees that if any law referred to in this Section and now in force, of which Mortgagor, Mortgagor's heirs, devisees, representatives, successors and assigns or other person might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Section. Mortgagor expressly waives and relinquishes any and all rights and remedies that Mortgagor may have or be able to assert by reason of the Laws of the State of jurisdiction pertaining to the rights and remedies of sureties. Mortgagor makes these agreements, waivers and relinquishments knowingly after consulting with and considering the advice of independent legal counsel selected by Mortgagor.

           Section 10. Other Remedies. During the occurrence of an Event of Default, the Mortgagee may also exercise any and all remedies available to it in law or in equity or under the Credit Agreement, the Note Agreement, the Guaranty and Security Agreement, the A-Advanced Guaranty or the other Loan Documents (subject to the terms of the Intercreditor Agreement) without regard as any particular order of remedy exercised. Without limiting the foregoing, Mortgagee shall be entitled to enforce payment and performance of the Secured Indebtedness or the Obligations and to exercise all rights and powers under this Mortgage or under any Loan Document or other agreement or any laws now or hereafter in force, notwithstanding that some or all of the Secured Indebtedness and the Obligations may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this

Mortgage nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect Mortgagee's right to realize upon or enforce any other security now or hereafter held by Mortgagor or Mortgagee, it being agreed that Mortgagor and Mortgagee, and each of them, shall be entitled to enforce this Mortgage and any other security now or hereafter held by Mortgagee in such order and manner as they or either of them may in their absolute discretion determine. No right or remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Documents to Mortgagee, or to which Mortgagee may be otherwise entitled, may be exercised concurrently or independently, from time to time and as often as may be deemed expedient by Mortgagee and either of them may pursue inconsistent remedies.

           Section 11. Multi-site Collateral. If (a) the Real Property shall consist of one or more parcels, whether or not contiguous and whether or not located in the same county or city, or (b) in addition to this Mortgage, Mortgagee shall now or hereafter hold or be the mortgagee or beneficiary of one or more additional mortgages, liens, deeds of trust or other security (directly or indirectly) securing the Secured Indebtedness upon other property in the State in which the Real Property is located (whether or not such property is owned by Mortgagor or by others) or (c) both the circumstances described in clauses (a) and (b) shall be true, then to the fullest extent permitted by law, Mortgagee may, at its election, commence or consolidate in a single trustee's sale or foreclosure action all trustee's sale or foreclosure proceedings against all such collateral securing the Secured Indebtedness (including the Mortgaged Property), which action may be brought or consolidated in the courts of, or sale conducted in, any county or city in which any of such collateral is located. Mortgagor acknowledges that the right to maintain a consolidated trustee's sale or foreclosure action is a specific inducement to Mortgagee to extend the Secured Indebtedness, and Mortgagor expressly and irrevocably waives any objections to the commencement or consolidation of the foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have. Mortgagor further agrees that if Mortgagee shall be prosecuting one more foreclosure or other proceedings against a portion of the Mortgaged Property or against any collateral other than the Mortgaged Property, which collateral directly or indirectly secures the Secured Indebtedness, or if Mortgagee shall have obtained a judgment of foreclosure and sale or similar judgment against such collateral (or, in the case of a trustee's sale, shall have met the statutory requirements therefor with respect to such collateral), then, whether or not such proceedings are being maintained or judgments were obtained in or outside the State in which the Real Property are located, Mortgagee may commence or continue any trustee's sale or foreclosure proceedings and exercise its other remedies granted in this Mortgage against all or any part of the Mortgaged Property and Mortgagor waives any objections to the commencement or continuation of a foreclosure of this Mortgage or exercise of any other remedies hereunder based on such other proceedings or judgments, and waives any right to seek to dismiss, stay, remove, transfer or consolidate either any action under this Mortgage or such other proceedings on such basis. The commencement or continuation of proceedings to sell the Mortgaged Property in a trustee's sale, to foreclose this Mortgage or the exercise of any other rights hereunder or the recovery of any judgment by Mortgagee or the occurrence of any sale by the Mortgagee in any such proceedings shall not prejudice, limit or preclude Mortgagee's right to commence or continue one or more trustee's sales, foreclosure or other proceedings or obtain a judgment against (or, in the case of a trustee's sale, to meet the statutory requirements for, any such sale of) any other collateral (either in or outside the State in which the Real Property is located) which directly or indirectly secures the Secured Indebtedness, and Mortgagor expressly waives any objections to the commencement of, continuation of, or entry of a judgment in such other sales or proceedings or exercise of any remedies in such sales or proceedings based upon any action or judgment connected to this Mortgagee, and Mortgagor also waives any right to seek to dismiss, stay, remove, transfer or consolidate either such other sales or proceedings or any sale or action under this Mortgage on such basis. It is expressly understood and agreed that to the fullest extent permitted by law, Mortgagee may, at its election, cause the sale of all collateral which is the subject of a single trustee's sale or foreclosure action at either a single sale or at multiple sales conducted simultaneously and take such other measures as are appropriate in order to effect the agreement of the parties to dispose of and administer all collateral securing the Secured Indebtedness (directly or indirectly) in the most economical and least time-consuming manner.

           Section 12. JURY WAIVER. IT IS MUTUALLY AGREED BY AND BETWEEN MORTGAGOR AND MORTGAGEE THAT THE RESPECTIVE PARTIES WAIVE TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS MORTGAGE AND/OR THE CONDUCT OF THE RELATIONSHIP BETWEEN MORTGAGOR AND MORTGAGEE.

           Section 13. Service of Process. In the event the Mortgagee brings any action or commences any proceeding to enforce the provisions of this Mortgage, service of copies of the summons and complaint and any other process which may be served in any such action or proceeding may be made by mailing by registered mail, return receipt requested, or by delivering a copy of such process to the Mortgagor at its address referred to in Section 2 of Article IV of this Mortgage, with a copy mailed by registered mail, return receipt requested, to Gold Mills, Inc., c/o Guilford Mills, Inc., 4925 West Market Street, Greensboro, NC 27407, Attn: Robert Emken, which is hereby irrevocably designated, empowered and appointed by the Mortgagor as its agent to receive and accept on behalf of the Mortgagor service of any summons, complaint, or such other process in any such action or proceeding. Nothing in this Section shall affect the right of the Mortgagee to serve legal process in any other manner permitted by law.

           Section 14. Invalidity of Certain Provisions. If the lien of this Mortgage is invalid or unenforceable as to any part of the Secured Indebtedness, or if the lien is invalid or unenforceable as to any part of the Mortgaged Property, the unsecured or partially secured portion of the Secured Indebtedness shall be completely paid prior to the payment of the remaining and secured or partially secured portion of the Secured Indebtedness, and all payments made on the Secured Indebtedness, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of the Secured Indebtedness that is not secured or fully secured by the lien of this Mortgaged Property.

                                   ARTICLE IV
                                   ----------

                                  MISCELLANEOUS

           Section 1. Cumulative Rights. The rights and remedies herein expressed to be vested in or conferred upon the Mortgagee shall be cumulative and shall be in addition to and not in substitution for or in derogation of the rights and remedies conferred by any applicable Law. The failure, at any one or more times, of the Mortgagee to assert the right to declare the Secured Indebtedness due, or the granting by the Mortgagee of any extension or extensions of time of payment of the Secured Indebtedness either to the maker or to any other person, or taking of other or additional security by the Mortgagee for the payment thereof, or the release of any security, or the modification of any of the terms of this Mortgage, the Intercreditor Agreement, the Credit Agreement, the Note Agreement, the Notes, or any of the other Loan Documents, or the waiver of or failure to exercise any right under any covenant or stipulation herein contained shall not in any way affect this Mortgage nor the rights of the Mortgagee hereunder, nor operate as a release from any liability under the Intercreditor Agreement, the Credit Agreement, the Note Agreement, the Notes, or any of the other Loan Documents evidencing the Secured Indebtedness, nor under any covenant or stipulation therein contained, nor under any agreement assuming the payment of said Secured Indebtedness.

           Section 2. Notices. Any notice shall be conclusively deemed to have been received by any party hereto and be effective on the day on which delivered in writing (or if by facsimile communications equipment, the day delivered by such equipment) to such party at the address set forth below (or at such other address as such party shall specify to the other party in writing) or, if sent by certified or registered mail, on the third (3rd) day after the day on which mailed, addressed to such party at such address:

             If to the
             Mortgagor:     Gold Mills, Inc.
                            c/o Guilford Mills, Inc.
                            4935 West Market Street
                            Greensboro, NC 27407
                            Fax No: 336-316-4057
                            Attn: Robert Emken

            With a copy to:    Weil, Gotschal & Manges LLP
                               767 Fifth Avenue
                               New York, NY  10153
                               Fax No: 212-310-8007
                               Attn:  Managing Partner, Real Estate Department

            If to the
            Mortgagee:         Wachovia Bank, National Association
                               301 S. College Street
                               Charlotte, NC  28288
                               Fax No:  704-383-6249
                               Attn: Colleen McCullum

            With a copy to:    Morgan, Lewis & Bockius LLP
                               101 Park Avenue
                               New York, NY  10178
                               Fax No:  212-309-6273
                               Attn: Chester P. Lee, Esq.

           Section 3. Successors and Assigns. All of the terms, covenants, provisions and conditions herein contained shall be for the benefit of, apply to, and bind the heirs, executors, administrators, successors, and assigns of the Mortgagor and the Mortgagee, and are intended and shall be held to be real covenants running with the land, and the term "Mortgagor" shall also include any and all subsequent owners and successors in title of the Mortgaged Property.

           Section 4. Gender. When such interpretation is appropriate, any word denoting gender used herein shall include all persons, natural or artificial, and words used in the singular shall include the plural.

           Section 5. Severability. If any court determines that any provision of this Mortgage is void or unenforceable, the Mortgage shall remain in effect in accordance with its terms excluding the provision declared void or unenforceable, unless Mortgagee (in Mortgagee's exclusive discretion) determines that the entire Mortgage should be terminated.

           Section 6. Amendment. This Mortgage may not be changed or terminated, or any term or provision thereof waived or discharged, except in writing signed by the party against whom such change, termination, waiver or discharge is sought. This Mortgage and all its terms, covenants, conditions, and provisions shall run with the land and shall bind Mortgagor and Mortgagor's heirs, legal representatives, successors, assigns, and any and all subsequent owners, encumbrancers, and tenants of the Real Property and shall inure to the benefit of Mortgagee and Mortgagee's successors, permitted assigns, and legal representative and all subsequent holders of this Mortgage. Schedules "A" and "B" annexed hereto are made a part of this Mortgage as though fully set forth herein.

           Section 7. Governing Law. This Mortgage shall be governed by and construed in accordance with the internal laws of the State in which the Real Property is located. Whenever possible, each provision of this Mortgage shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Mortgage shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Mortgage.

           Section 8. Limitation of Interest. It is the intent of Mortgagor and Mortgagee in the execution of this Mortgage and all other Loan Documents to contract in strict compliance with the usury laws governing the Secured Indebtedness evidenced by the Loan Documents. In furtherance thereof, Mortgagor and Mortgagee stipulate and agree that none of the terms and provisions contained in the Loan Documents shall ever be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by the laws governing the Loan Documents evidencing the Secured Indebtedness. Mortgagor or any guarantor, endorser or other party now or hereafter becoming liable for the payment of the Secured Indebtedness shall never be required to pay interest on the Secured Indebtedness at a rate in excess of the maximum interest that may be lawfully charged under the laws governing the Loan Documents evidencing the Secured Indebtedness, and the provisions of this Section shall control over all other provisions of the Credit Agreement, the Note Agreement, the Notes, the A-Advanced Guaranty and the other Loan Documents and any other instrument executed in connection herewith which may be in apparent conflict herewith. In the event the Collateral Agent, any Lender, or any other holder of the Secured Indebtedness shall collect monies that are deemed to constitute interest and that would otherwise increase the effective interest rate on the Secured Indebtedness to a rate in excess of that permitted to be charged by the usury laws, all such sums deemed to constitute interest in excess of the legal rate shall be applied in accordance with the provisions of the Credit Agreement.

           Section 9. Conflict. Notwithstanding any other provision of this Mortgage to the contrary, in the case of any conflict or inconsistency between any provision of this Mortgage and the Credit Agreement, the provisions of the Credit Agreement shall control.


MORTGAGOR HEREBY ACKNOWLEDGES THAT THIS MORTGAGE CONTAINS PROVISIONS AUTHORIZING A CONFESSION OF JUDGMENT FOR THE POSSESSION OF THE MORTGAGED PROPERTY AND AFTER CONSULTATION WITH INDEPENDENT LEGAL COUNSEL UNDERSTANDS THE EFFECTS AND CONSEQUENCES OF SUCH AUTHORIZATION.

THE MORTGAGOR FURTHER DECLARES THAT THE MORTGAGOR HAS READ THIS MORTGAGE, HAS SIGNED THIS MORTGAGE AS OF THE DATE AT THE TOP OF THE FIRST PAGE AND THE MORTGAGOR ACKNOWLEDGES THAT IT HAS RECEIVED A TRUE AND COMPLETE COPY OF THIS MORTGAGE.

IN WITNESS WHEREOF, the Mortgagor has duly caused this Mortgage to be duly executed and delivered as of the day and year first above written.


ATTEST:                                                  Gold Mills, Inc.


 ______________________[SEAL]                   By: ______________________[SEAL]


Signed and Acknowledged
in the presence of:


----------------------------------


----------------------------------

The undersigned certifies that the residence address of Collateral Agent is 301
S. College Street, Charlotte, NC 28288.


By:
   -----------------------------------
      On behalf of Mortgagee

STATE OF NEW YORK    )
                     ) ss:
COUNTY OF NEW YORK   )



           On the ___ day of ____________, 2002, before me, the undersigned, personally appeared ___________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                                                       -------------------------
                                                              Notary Public



[Notary Seal]

                                  SCHEDULE "A"
                                  ------------

                                LEGAL DESCRIPTION
                                -----------------

                                  SCHEDULE "B"
                                  ------------

                             PERMITTED ENCUMBRANCES
                             ----------------------


The Permitted Liens as defined in Section 6.2 of the Credit Agreement.

                                                                     EXHIBIT E

                                  FORM OF NOTE



$_____________                                               New York, New York
                                                             as of ______, 2002


                     FOR VALUE RECEIVED, GUILFORD MILLS, INC., a Delaware corporation (the "Borrower") DOES HEREBY PROMISE TO PAY to the order of [INSERT NAME OF LENDER] (the "Lender") at the office of Wachovia Bank, National Association located at 301 South College Street, Charlotte, North Carolina 28288, in lawful money of the United States of America in immediately available funds, the principal amount of ______________ DOLLARS ($______________), or the aggregate unpaid principal amount of all Loans (as defined in the Credit Agreement referred to below) made by the Lender to the Borrower pursuant to the Credit Agreement, whichever is less, on such date or dates as is required by the Credit Agreement, and to pay interest on the unpaid principal amount from time to time outstanding hereunder, in like money, at such office and at such times as set forth in said Credit Agreement.

                     The Borrower and any and all sureties, guarantors and endorsers of this Note and all other parties now or hereafter liable hereon severally waive grace, demand, presentment for payment, protest, notice of any kind (including, but not limited to, notice of dishonor, notice of protest, notice of intention to accelerate or notice of acceleration) and diligence in collecting and bringing suit against any party hereto and agree to the extent permitted by applicable law (i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution, exchange or release of any security now or hereafter given for this Note, (iii) to the release of any party primarily or secondarily liable hereon, and (iv) that it will not be necessary for any holder of this Note, in order to enforce payment of this Note, to first institute or exhaust such holder's remedies against the Borrower or any other party liable hereon or against any security for this Note. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

                     The Lender may, but is not obligated to, set forth on the last page hereof such information as is designated on the last page hereof.

                     This Note is one of the promissory notes referred to in
Section 4.01(n) of that certain Credit, Security, Guaranty and Pledge Agreement dated as of October __, 2002 (as the same may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement") among the Borrower, the Guarantors referred to therein, the Lenders referred to therein, and Wachovia Bank, National Association, as Administrative Agent, Collateral Agent and Issuing Bank, and is entitled to the benefits of the guarantees contained in the Credit Agreement, and is secured by the security interests and pledges granted and made in the Credit Agreement and the other security documents and guarantees referred to and described therein. The Credit Agreement, among other things, contains provisions for optional and mandatory prepayment and for acceleration of the maturity hereof upon the occurrence of certain events, all as provided in the Credit Agreement.

                     In the event of a conflict between this Note and the Credit Agreement, the provisions of the Credit Agreement will govern.

                     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.



                                   GUILFORD MILLS, INC.

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                               [LAST PAGE OF NOTE]



                                                         Unpaid         Name of
                                                         Principal      Person
                                    Payments             Balance        Making
Date    Amount of Loan     Principal       Interest      of Note        Notation
----    --------------     ---------       --------      -------        --------

                                                                      EXHIBIT F

                           FORM OF CLOSING CERTIFICATE


           THE UNDERSIGNED, [ ], [Executive Vice President and Chief Financial Officer] of Guilford Mills, Inc., (the "Borrower"), pursuant to the Credit, Security, Guaranty and Pledge Agreement dated as of October __, 2002, (the "Credit Agreement"; capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement), by and among the Borrower, the Guarantors referred to therein, the Lenders referred to therein and Wachovia Bank, National Association, as Administrative Agent, Collateral Agent and Issuing Bank, does hereby certify on behalf of the Company as follows:


1. No Material Adverse Effect has occurred since June 30, 2002, except for matters disclosed in writing to the Administrative Agent;

2. No litigation, inquiry, injunction or restraining order is pending, entered or threatened which involves the Credit Agreement or any of the other Fundamental Documents or which could reasonably be expected to have a Material Adverse Effect;

3. All required consents and approvals have been obtained with respect to the transactions contemplated by the Credit Agreement from all Governmental Authorities with jurisdiction over the business and activities of any Credit Party and from any other entity whose consent, waiver or approval is required pursuant to the terms of existing contracts to which any of the Credit Parties is bound;

4. The transactions contemplated under the Credit Agreement do not violate any provision of Applicable Law, or any order of any court or other agency of the United States or any state thereof applicable to any of the Credit Parties or any of their respective properties or assets; and

5. Each of the representations and warranties set forth in Article 3 of the Credit Agreement and in any other Fundamental Document in existence on the date hereof are true and correct in all material respects, and no Default or Event of Default under the terms of the Credit Agreement has occurred and is continuing.

           IN WITNESS WHEREOF, I have signed my name this ____ day of _______, 2002.


                                            GUILFORD MILLS, INC.


                                            By:
                                               ---------------------------------
                                                  Name:
                                                  Title:

                                                                       EXHIBIT G

                             INTERCREDITOR AND COLLATERAL AGENCY
                             AGREEMENT, dated as of October __,
                             2002 (this "Agreement"), among (i)
                             Wachovia Bank, National Association,
                             as collateral agent hereunder (in such
                             capacity, and together with its
                             successors and assigns, the
                             "Collateral Agent"), (ii) Wachovia
                             Bank, National Association as
                             administrative agent for the Issuing
                             Bank and the Lenders referred to below
                             (in such capacity, and together with
                             its successors and assigns, the
                             "Administrative Agent"), (iii) the
                             holders of the Notes issued under the
                             Note Agreement referred to below which
                             are signatories hereto, (together with
                             their successors and assigns,
                             collectively the "Noteholders"), (iv)
                             Wachovia Bank, National Association,
                             as the holder of the A-Advanced Notes
                             referred to below (in such capacity,
                             and together with its successors and
                             assigns, the "A-Advanced Lender") and
                             (v) Guilford Mills, Inc. (the
                             "Borrower").


                             INTRODUCTORY STATEMENT
                             ----------------------


           WHEREAS, the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders have entered into a Credit, Security, Guaranty and Pledge Agreement, dated as of October 1, 2002 (as the same may be amended, modified, supplemented, replaced or refinanced from time to time, the "Credit Agreement"), with the Borrower and certain of its Subsidiaries pursuant to which the Lenders have agreed to make loans and other extensions of credit to the Borrower;

           WHEREAS, as security for the Borrower's and such Subsidiaries' obligations under the Credit Agreement, the Collateral Agent has been granted or will be granted a security interest in the Credit Agreement Collateral (as defined herein);

           WHEREAS, the Noteholders have entered into a Note Agreement, dated as of October __, 2002 (as the same may be amended, modified, supplemented, replaced or refinanced from time to time, the "Note Agreement"), with the Borrower and certain of its Subsidiaries pursuant to which the Borrower has issued $135,000,000 of its 9.89% Senior Secured Notes due October 1, 2005 (the "Notes");

           WHEREAS, the A-Advanced Lender has received from A-Advanced those certain promissory notes (as the same may be amended, modified, supplemented, replaced or refinanced from time to time, the "A-Advanced Notes") and, in connection therewith, the Borrower has delivered that certain Guaranty, dated as of October 1, 2002 in favor of the A-Advanced Lender (the "A-Advanced Guaranty") pursuant to which the Borrower has guaranteed the obligations of A-Advanced to the A-Advanced Lender on the terms set forth therein;

           WHEREAS, in order to provide guarantees (in the case of the Guarantors) and security (in the case of the Borrower and the Guarantors) to the Noteholders for the Note Obligations (as defined herein) and to the A-Advanced Lender for the A-Advanced Guaranty Obligations (as defined herein), the Borrower and the Guarantors have entered into a Guaranty, Security and Pledge Agreement, dated as of October 1, 2002, in favor of the Collateral Agent for the benefit of the Noteholders and the A-Advanced Lender (as the same may be amended, modified, supplemented or replaced from time to time, the "Noteholder and A-Advanced Lender Guaranty and Security Agreement");

           WHEREAS, the execution of this Agreement is required by the terms of the Credit Agreement, the Note Agreement and by the A-Advanced Lender; and

           WHEREAS, the parties hereto desire to enter into this Agreement with respect to the exercise of certain rights, remedies and options by the respective parties as secured parties hereunder and under the aforementioned documents.

           NOW, THEREFORE, the parties hereto agree as follows:

           SECTION 1. Definitions. (a) The following terms as used herein shall have the following meanings:

           "A-Advanced" shall mean A-Advanced Mini-Storage, LLC.

           "A-Advanced Guaranty" shall have the meaning given to such term in the introductory statement hereof.

           "A-Advanced Guaranty Obligations" shall mean the guaranty by the Borrower pursuant to the A-Advanced Guaranty to pay amounts owing to the A-Advanced Lender with respect to the A-Advanced Notes (subject to a $2,286,877.00 limit on the principal amount of A-Advanced Notes guaranteed as set forth therein) and the guaranty by the Guarantors to pay all amounts owing to the A-Advanced Lender under the A-Advanced Guaranty and all other amounts owing to the A-Advanced Lender in connection therewith.

           "A-Advanced Lender" shall have the meaning given to such term in the preamble paragraph hereof.

           "A-Advanced Lender Exposure" shall mean, at any time, the principal amount of the A-Advanced Notes (not to exceed $2,286,877.00 in principal amount of A-Advanced Notes) guaranteed by the Borrower pursuant to the A-Advanced Guaranty as set forth therein.

           "A-Advanced Notes" shall have the meaning given to such term in the introductory statement hereof.

           "Administrative Agent" shall have the meaning given to such term in the preamble paragraph hereof.

           "Borrower" shall have the meaning given to such term in the preamble paragraph hereof.

           "Cash Equivalents" shall mean any of the following: (i) full faith and credit obligations of the United States of America, or fully guaranteed as to interest and principal by the full faith and credit of the United States of America, maturing in not more than one year from the date such investment is made; (ii) time deposits and certificates of deposit having a final maturity of not more than one year after the date of issuance thereof of any commercial bank incorporated under the laws of the United States of America or any state thereof or the District of Columbia, which bank is a member of the Federal Reserve System and has a combined capital and surplus of not less than $1,000,000,000.00 and with a senior unsecured debt credit rating of at least "A" by Moody's Investors Service, Inc. or "A" by Standard & Poor's Ratings Services; (iii) commercial paper of companies, banks, trust companies or national banking associations incorporated or doing business under the laws of the United States of America or one of the States thereof, in each case having a remaining term until maturity of not more than one hundred eighty (180) days from the date such investment is made and rated at least P-1 by Moody's Investors Service, Inc. or at least A-1 by Standard & Poor's Ratings Group; (iv) repurchase agreements with any financial institution having combined capital and surplus of not less than $1,000,000,000.00 with a term of not more than seven (7) days for underlying securities of the type referred to in clause (i) above; and (v) money market funds which invest primarily in the Cash Equivalents set forth in the preceding clauses (i)-(iv).

           "Collateral" shall mean, collectively (i) the Credit Agreement Collateral, (ii) the Noteholder and A-Advanced Lender Collateral and (iii) all real property and related assets with respect to which a Mortgage is executed and delivered, together with all proceeds of all of the foregoing.

           "Collateral Account" shall have the meaning specified in Section 8(a) hereof.

           "Collateral Agent" shall have the meaning given to such term in the preamble paragraph hereof.

           "Collateral Agent Fees" shall mean all fees, costs, indemnification and expenses of the Collateral Agent of the types described in Sections 15 and 16 hereof.

           "Credit Agreement" shall have the meaning given such term in the introductory statement hereof.

           "Credit Agreement Collateral" shall mean the "Collateral" under and as defined in the Credit Agreement.

           "Credit Parties" shall mean, collectively, the Borrower and each of the Guarantors.

           "Event of Default" shall mean (i) an "Event of Default" under and as defined in the Credit Agreement, (ii) an "Event of Default" under and as defined in the Note Agreement, (iii) a "Default" by the Borrower under and as defined in the A-Advanced Guaranty or (iv) an "Event of Default" by any Credit Party under and as defined in the Noteholder and A-Advanced Lender Guaranty and Security Agreement.

           "Guarantors" shall mean each of the Subsidiaries of the Borrower who have guaranteed the Lender Obligations, the Note Obligations and the A-Advanced Guaranty.

           "Issuing Bank" shall mean Wachovia Bank, National Association in its capacity as issuing bank under the Credit Agreement.

           "Lender Obligations" shall mean the "Obligations" as such term is defined in the Credit Agreement.

           "Lenders" shall mean, collectively, the lenders set forth on the signature pages to the Credit Agreement and their respective successors and assigns.

           "Mortgage" shall mean a Mortgage, Open End Mortgage, Deed of Trust, Trust Deed, Deed to Secure Debt, Credit Line Deed of Trust or Assignment of Rents, executed by the applicable Credit Party in favor of the Collateral Agent for the benefit of the Lenders, the Noteholders and/or the A-Advanced Lender, as such document may be amended, supplemented, or otherwise modified from time to time.

           "Note Agreement" shall have the meaning given to such term in the introductory statement hereof.

           "Noteholder and A-Advanced Lender Collateral" shall mean the "Collateral" under and as defined in the Noteholder and A-Advanced Lender Guaranty and Security Agreement.

           "Noteholder and A-Advanced Lender Guaranty and Security Agreement" shall have the meaning given to such term in the introductory statement hereof.

           "Note Obligations" shall mean at any date, the obligations of the Borrower (and any other obligor under the Note Agreement including, without limitation, any guarantor of the Notes) to pay principal of and interest on the Notes when due and payable, whether at maturity, by acceleration, call for redemption or repurchase, or otherwise, and all other amounts due or to become due under or in connection with the Note Agreement and the Notes, including, without limitation, the "Make-Whole Amount" (as defined therein) and the performance of all other obligations to the Noteholders under the Note Agreement, the Notes and the Noteholder and A-Advanced Lender Guaranty and Security Agreement according to the terms thereof.

           "Noteholders" shall have the meaning given to such term in the introductory statement hereof.

           "Notes" shall have the meaning given to such term in the introductory statement hereof.

           "Notice of Default" shall mean a written notice delivered to the Collateral Agent either (i) by the Administrative Agent stating that an "Event of Default" has occurred under the provisions of the Credit Agreement or (ii) the Required Second Lien Holders, stating that an "Event of Default" has occurred under the provisions of the Note Agreement, a "Default" by the Borrower has occurred under the A-Advanced Guaranty or an "Event of Default" has occurred under the provisions of the Noteholder and A-Advanced Lender Guaranty and Security Agreement.

           "Outstanding" shall mean, when used with respect to the Secured Obligations, any Secured Obligations then or theretofore issued or incurred by any Credit Party.

           "Person" shall mean any natural person, corporation, partnership, trust, joint venture, association, company, estate, business entity, unincorporated organization or government or any agency or political subdivision thereof.

           "Required Lenders" shall have the meaning given to such term in the Credit Agreement.

           "Required Second Lien Holders" shall mean, at any time, Noteholders and/or the A-Advanced Lender who hold in the aggregate greater than 50% of the principal amount of the sum of (i) the then outstanding Notes plus (ii) the A-Advanced Lender Exposure.

           "Required Secured Parties" shall mean (i) so long as any Lender Obligations remain outstanding and/or the Commitments of the Lenders under the Credit Agreement have not been terminated, the Administrative Agent (acting on behalf of and as instructed by the Required Lenders and, if required by the terms of the Credit Agreement, the Issuing Bank and (ii) at any time thereafter, the Required Second Lien Holders.

           "Responsible Officer" shall mean, with respect to the Borrower or any other Credit Party, the president, vice president, chief financial officer, chief accounting officer, secretary, treasurer or the general partner or managing partner of such entity (or of the general partner or managing partner of such entity, if not a natural person), as the case may be.

           "Secured Documents" shall mean (i) the Credit Agreement, (ii) the Note Agreement and the Notes, (iii) the A-Advanced Guaranty and (iv) the Noteholder and A-Advanced Lender Guaranty and Security Agreement, as such documents may be amended, modified, supplemented, replaced or refinanced from time to time.

           "Secured Obligations" shall mean (i) the Lender Obligations, (ii) the Note Obligations, (iii) the A-Advanced Guaranty Obligations and (iv) any other sums payable by the Credit Parties under this Agreement (including, without limitation, Collateral Agent Fees).

           "Secured Parties" shall mean at any time the holders or obligees of the Secured Obligations.

           "Security Documents" shall mean (i) the Credit Agreement, (ii) the A-Advanced Guaranty, (iii) the Noteholder and A-Advanced Lender Guaranty and Security Agreement and (iv) the Mortgages, as such documents may be amended, modified, supplemented, replaced or refinanced from time to time.

           "Subsidiary" shall mean with respect to any Person, any corporation, association, joint venture, partnership or other business entity (whether now existing or hereafter organized) of which at least a majority of the voting stock or other ownership interests having ordinary voting power for the election of directors (or the equivalent) is, at the time as of which any determination is being made, owned or controlled by such Person or one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person.

           (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and subsection references are of this Agreement unless otherwise specified.

           SECTION 2. Appointment As Collateral Agent; Notice of Default;
Enforcement.         ----------------------------------------------------
------------

           (a) Each of the Administrative Agent (on behalf of the Issuing Bank and the Lenders), each Noteholder and the A-Advanced Lender hereby appoints and authorizes the Collateral Agent to act as its agent in enforcing its respective rights in respect of the Collateral and administering the Collateral in accordance with the terms and provisions of this Agreement.

           (b) Upon receipt by the Collateral Agent of a Notice of Default, the Collateral Agent shall promptly notify in writing the Borrower and each of the Administrative Agent, each Noteholder and the A-Advanced Lender not sending such Notice of Default of the receipt of such Notice of Default and the contents thereof. So long as such Notice of Default is in effect, the Collateral Agent shall exercise the rights and remedies provided in this Agreement and the Security Documents subject, after the receipt of such Notice of Default, to the direction of the Required Secured Parties as provided herein and therein. The Collateral Agent shall not be empowered to exercise any remedy hereunder or under the Security Documents unless a Notice of Default is in effect.

                (i) A Notice of Default shall become effective upon receipt thereof by the Collateral Agent. A Notice of Default, once effective, shall remain in effect unless and until it is canceled as provided in Section 2(b)(ii) hereof.

                (ii) Any Person(s) who has given a Notice of Default shall be entitled to cancel such Notice of Default by delivering a written notice of cancellation to the Collateral Agent and thereafter such Notice of Default shall no longer be in effect and the Collateral Agent shall no longer exercise any rights or remedies hereunder or under the Security Documents. The Collateral Agent shall immediately notify the Borrower and each of the Administrative Agent, each Noteholder and the A-Advanced Lender not cancelling such Notice of Default as to the receipt and contents of any such notice of cancellation of any Notice of Default.

           (c) If a Notice of Default is in effect, the Collateral Agent, subject to the provisions of Section 2(e)(i) hereof, shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Agreement and the Security Documents and (ii) may either after entry, or without entry, proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to sell all or, from time to time, any of the Collateral under the judgment or decree of a court of competent jurisdiction.

           (d) All of the powers, remedies and rights of the Collateral Agent as set forth in this Agreement may be exercised by the Collateral Agent in respect of the Security Documents as though set forth in full therein and all of the powers, remedies and rights of the Collateral Agent as set forth in the Security Documents may be exercised from time to time as herein and therein provided.

           (e) The Required Secured Parties shall have the right, by one or more instruments in writing executed and delivered to the Collateral Agent, to direct the time, method and place of conducting any proceeding for any right or remedy available to the Collateral Agent, or of exercising any trust or power conferred on the Collateral Agent, or the appointment of a receiver, or to direct the taking or the refraining from taking of any action authorized by this Agreement or the Security Documents; provided, that (i) such direction shall not conflict with the provisions of any law or of this Agreement or of the Security Documents, (ii) the Collateral Agent shall be adequately secured and indemnified as provided in Section 19(c) hereof and (iii) such direction shall not include any instructions to the Collateral Agent to cease exercising all rights and remedies which direction may only be given as provided in Section 2(b)(ii) hereof. Nothing in this Section 2(e) shall impair the right of the Collateral Agent in its discretion to take any action or omit to take any action which it deems proper and which is not inconsistent with a direction of the Required Secured Parties. In the absence of such direction, the Collateral Agent shall have no duty to take or refrain from taking any action unless explicitly required herein.

           (f) The Collateral Agent may at any time, after the delivery of a Notice of Default request directions from the Required Secured Parties as to any course of action or other matter relating hereto. Subject to the provisions of the Credit Agreement, directions given by the Required Secured Parties to the Collateral Agent hereunder that are not inconsistent with the Noteholders' or the A-Advanced Lender's express rights under this Agreement shall be binding on the Noteholders and the A-Advanced Lender and their respective successors and assigns for all purposes.

           SECTION 3. Remedies Not Exclusive. (a) No remedy conferred upon or reserved to the Collateral Agent herein or in the Security Documents is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in the Security Documents or now or hereafter existing at law or in equity or by statute.

           (b) No delay or omission by the Collateral Agent to exercise any right, remedy or power hereunder or under the Security Documents shall impair any such right, remedy or power or shall be construed to be a waiver thereof or an acquiescence therein, and every right, power and remedy given by this Agreement or the Security Documents to the Collateral Agent may be exercised from time to time and as often as may be deemed expedient by the Collateral Agent.

           (c) If the Collateral Agent shall have proceeded to enforce any right, remedy or power under this Agreement or the Security Documents and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then the Credit Parties, the Collateral Agent and the Secured Parties shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder and under the Security Documents with respect to the Collateral and in all other respects, and thereafter all rights, remedies and powers of the Collateral Agent shall continue as though no such proceeding had been taken.

           (d) Subject to applicable law, all rights of action and of asserting claims upon or under this Agreement and the Security Documents may be enforced by the Collateral Agent without the possession of the Security Documents or any instrument evidencing any Secured Obligation or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding instituted by the Collateral Agent shall be, subject to Sections 11 and 22(b)(ii) hereof, brought in its name as Collateral Agent and any recovery of a judgment shall be held as part of the Collateral.

           SECTION 4. Waiver and Estoppel. (a) Each of the Credit Parties, each Noteholder and the A-Advanced Lender agrees, to the extent it may lawfully do so, that it will not, at any time in any manner whatsoever, claim or take the benefit or advantage of any appraisement, valuation, stay, extension, moratorium, turnover or redemption law, or any law permitting it to direct the order in which the Collateral shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement or the Security Documents and hereby waives all benefit or advantage of all such laws and covenants that it will not hinder, delay or impede the execution of any power granted to the Collateral Agent in this Agreement or the Security Documents but will suffer and permit the execution of every such power as though no such law were in force.

           (b) Each of the Credit Parties, each Noteholder and the A-Advanced Lender waives and releases, to the extent it may lawfully do so, on behalf of itself and all who claim through or under it, including without limitation, any and all subsequent creditors, vendees, assignees and lienors, all rights to demand or to have any marshaling of the Collateral upon any sale, whether made under any power of sale granted herein or in the Security Documents or pursuant to judicial proceedings or upon foreclosure or any enforcement of this Agreement or the Security Documents and consents and agrees that all the Collateral may at any such sale be offered and sold as an entirety.

           (c) Each of the Credit Parties, each Noteholder and the A-Advanced Lender waives, to the extent permitted by applicable law, presentment, demand, protest and any notice of any kind (except notices explicitly required hereunder or under the Security Documents) in connection with this Agreement and the Security Documents and any action taken by the Collateral Agent with respect to the Collateral.

           SECTION 5. Limitation on Collateral Agent's Duty in Respect of Collateral. Beyond its duties as to the custody thereof expressly provided herein or in the Security Documents and to account to the Secured Parties and the Credit Parties for moneys and other property received by it hereunder or under the Security Documents, the Collateral Agent shall not have any duty to the Credit Parties or to the Secured Parties as to any Collateral in the possession or control of any of its agents or nominees, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

           SECTION 6. Limitation by Law. All rights, remedies, powers and waivers provided by this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions hereof are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited by the extent necessary so that they will not render this Agreement or any Security Document invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under provisions of any applicable law.

           SECTION 7. Priority of Security Interests; Rights of Secured Parties under Secured Documents. (a) Notwithstanding the order or time of attachment, the order, time or manner of perfection or the order or time of filing or recordation of any document or instrument or other method of perfecting a security interest in favor of the Lenders, the Noteholders or the A-Advanced Lender in any of the Collateral, the priority of any security interests and liens in the Collateral shall be, with respect to the Lenders and the Lender Obligations, a first priority security interest, and with respect to the Noteholders and the Noteholder Obligations and the A-Advanced Lender and the A-Advanced Lender Obligations, a second priority security interest, such second priority security interest to be pari passu as between the Noteholders and the A-Advanced Lender.

           (b) Notwithstanding any other provision of this Agreement or the Security Documents, as between each Secured Party on the one hand and the Credit Parties on the other hand, the right of such Secured Party to receive payment of the Secured Obligations held by such Secured Party when due (whether at the stated maturity thereof, by acceleration or otherwise) as expressed in the related Secured Document or other instrument evidencing, or agreement governing, a Secured Obligation, and to institute suit against any Credit Party for the enforcement of such payment on or after such due date, and the obligation of the Credit Parties to pay such Secured Obligation when due, shall not be impaired or affected by this Agreement.

           SECTION 8. Collateral Account; Distributions. (a) Upon the receipt by the Collateral Agent of a Notice of Default, at the direction of the Required Secured Parties, there shall be established and, at all times thereafter until this Agreement shall have terminated, there shall be maintained with the Collateral Agent at the office of the Collateral Agent, an account which shall be entitled the "Guilford Mills Collateral Account" (the "Collateral Account"). All moneys which are required by this Agreement or the Security Documents to be delivered to the Collateral Agent while a Notice of Default is in effect or which are received by the Collateral Agent or any agent or nominee of the Collateral Agent in respect of the Collateral, whether in connection with the exercise of the remedies provided in this Agreement or the Security Documents or otherwise, while a Notice of Default is in effect, shall be deposited in the Collateral Account and thereafter shall be held by the Collateral Agent as part of the Collateral and applied in accordance with the terms of this Agreement. Upon the cancellation of any Notice of Default pursuant to Section 2(b)(ii) hereof, the Collateral Agent shall (subject to the first sentence of Section 8(d)) hereof cause all funds on deposit in the Collateral Account to be paid over to the Borrower.

           (b) All right, title and interest in and to the Collateral Account shall vest in the Collateral Agent, and funds on deposit in the Collateral Account shall constitute part of the Collateral. The Collateral Account shall be subject to the exclusive dominion and control of the Collateral Agent in accordance with the terms hereof.

           (c) The Collateral Agent shall invest and reinvest monies on deposit in the Collateral Account at any time upon the written instructions of the Required Secured Parties in Cash Equivalents. All such investments and the interest and income received thereon and the net proceeds realized on the sale thereof shall be held in the Collateral Account as part of the Collateral.

           (d) The Collateral Agent shall have the right (pursuant to Section 17 hereof) at any time to apply moneys held by it in the Collateral Account to the payment of due and unpaid Collateral Agent Fees. All remaining money held by the Collateral Agent in the Collateral Account or received by the Collateral Agent while a Notice of Default is in effect shall, to the extent available for distribution (it being understood that the Collateral Agent may liquidate investments prior to maturity in order to make a distribution pursuant to this
Section 8), be distributed by the Collateral Agent in the following order of priority:

           First: to the Collateral Agent for any unpaid Collateral Agent Fees; provided, however, that nothing herein is intended to relieve the Borrower of its obligations to pay such costs, fees, expenses or liabilities from funds other than funds deposited into the Collateral Account or funds representing proceeds of the Collateral;

           Second: to the Administrative Agent, in an amount equal to all reasonable costs, expenses and disbursements of the Administrative Agent;

           Third: to the Administrative Agent, in an amount equal to the unpaid amount of all Lender Obligations then Outstanding;

           Fourth: to the Noteholders and the A-Advanced Lender, on a pro rata basis, in an amount equal to the unpaid amount of Note Obligations and A-Advanced Guaranty Obligations then Outstanding and owed to the Noteholders and the A-Advanced Lender, respectively; and

           Fifth: any surplus then remaining shall be paid to the Borrower or its successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

           (e) The Collateral Agent shall make all payments and distributions under this Section 8: (i) on account of Lender Obligations, to the Administrative Agent for redistribution in accordance with the provisions of the Credit Agreement, (ii) on account of the Note Obligations, to each of the Noteholders on a pro rata basis and (iii) on account of the Guaranty Obligations to the A-Advanced Lender.

           (f) In making the determinations and allocations required by Section 8(d) hereof, the Collateral Agent may rely upon information supplied by the Administrative Agent as to the amounts payable with respect to Lender Obligations, upon information supplied by the Noteholders as to the amounts payable with respect to the Note Obligations, and upon information supplied by the A-Advanced Lender with respect to A-Advanced Guaranty Obligations and the Collateral Agent shall have no liability to the Credit Parties or any of the Secured Parties for actions taken in reliance on such information. The Collateral Agent shall supply copies of such information to the Borrower promptly upon receipt thereof. All distributions made by the Collateral Agent pursuant to Section 8(d) hereof shall be (subject to any decree of any court of competent jurisdiction) final, and the Collateral Agent shall have no duty to inquire as to the application by the Administrative Agent, any Noteholders or the A-Advanced Lender of any amounts distributed to them.

           (g) If, through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise, the Collateral Agent's security interest under any of the Security Documents is enforced with respect to some, but not all, of the Secured Obligations then Outstanding, the Collateral Agent shall nonetheless apply the proceeds of the Collateral for the benefit of the Secured Parties in the proportions and subject to the priorities specified herein.

           SECTION 9. Delegation of Duties. The Collateral Agent may execute any of the powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact, who may include officers and employees of the Borrower; provided, that the Collateral Agent shall so execute and perform any such duty by or through such Person (including the Administrative Agent) as the Required Secured Parties may direct. The Collateral Agent shall be entitled to the advice of counsel selected by the Collateral Agent concerning all matters pertaining to such powers and duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it without bad faith, gross negligence or willful misconduct.

           SECTION 10. Reliance by Collateral Agent. (a) Whenever in the administration of this Agreement or the Security Documents the Collateral Agent shall deem it necessary or desirable that a factual matter be proved or established in connection with the Collateral Agent taking, suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of a Responsible Officer of the Borrower delivered to the Collateral Agent, and such certificate shall be full warrant to the Collateral Agent for any action taken, suffered or omitted in reliance thereon in compliance with the Agreement, the Secured Documents, and the Security Documents, subject, however, to the provisions of Section 11 hereof.

           (b) The Collateral Agent may consult with counsel, accountants, or other experts, and any opinion of counsel or opinion of accountants or other experts shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder or under the Security Documents in accordance therewith. The Collateral Agent shall have the right at any time to seek instructions concerning the administration of this Agreement and the Security Documents from any court of competent jurisdiction.

           (c) The Collateral Agent may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its bad faith, gross negligence or willful misconduct, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Collateral Agent and conforming to the requirements of this Agreement or the Security Documents.

           (d) The Collateral Agent shall not be under any obligation to exercise any of the rights or powers vested in the Collateral Agent by this Agreement (including, without limitation, Section 8(d)) hereof and the Security Documents unless the Collateral Agent shall have been provided adequate security and indemnity against the costs, expenses and liabilities which may be incurred by it in connection therewith, including such reasonable advances as may be requested by the Collateral Agent.

(e) Upon any application or demand by the Borrower to the Collateral Agent to take or permit any action under any of the provisions of this Agreement or the Security Documents, the Collateral Agent may require that the Borrower furnish to the Collateral Agent a certificate of a Responsible Officer stating that all conditions precedent, if any, provided for in this Agreement, in the Security Documents or in any Secured Document relating to the proposed application or demand have been satisfied.

           (f) In any case in which the Collateral Agent shall be required or permitted to determine whether any proceeds of the sale or other disposition of any property shall be allocated to the Collateral Account, or otherwise to make any determination as to the extent to which the lien of Section 17 hereof or the Security Documents secures any Secured Obligations, the Collateral Agent is authorized, at the cost and expense of the Borrower and without any direction from, or requirements for consent of or authorization by any Secured Party to institute proceedings in a court of competent jurisdiction for the obtaining of any authoritative determination of such matter. If the Collateral Agent institutes any such proceeding, it shall give prompt written notice thereof to the Administrative Agent, each of the Noteholders and the A-Advanced Lender, and the Borrower shall afford each of them the opportunity to participate in such proceeding.

           SECTION 11. Limitations and Duties of Collateral Agent. (a) The Collateral Agent shall be obligated to perform such duties and only such duties as are specifically set forth in this Agreement and the Security Documents, and no implied covenants or obligations shall be read into this Agreement or the Security Documents against the Collateral Agent. If and so long as a Notice of Default is in effect, the Collateral Agent shall, subject to the provisions of
Section 2(b) hereof, exercise the rights and powers vested in it by this Agreement and the Security Documents, and the Collateral Agent shall not be liable with respect to any action taken by it, or omitted to be taken by it, in accordance with the direction of the Required Secured Parties.

           (b) Except as herein otherwise expressly provided, the Collateral Agent shall not be under any obligation to take any action which is discretionary with the Collateral Agent under the provisions hereof or of the Security Documents except upon the written direction of the Required Secured Parties. Upon written request by the Administrative Agent, any Noteholder, or the A-Advanced Lender, the Collateral Agent shall make available for inspection and copying by the Administrative Agent, such Noteholder or the A-Advanced Lender each certificate or other paper furnished to the Collateral Agent by the Borrower under or in respect of this Agreement, the Security Documents or the Collateral.

           (c) No provision of this Agreement or of the Security Documents shall be deemed to impose any duty or obligation on the Collateral Agent to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal, or in which the Collateral Agent shall be legally unqualified or incompetent, to perform any such act or acts or to exercise any such right, power, duty or obligation or if such performance or exercise would constitute doing business by the Collateral Agent in such jurisdiction or imposes a tax on the Collateral Agent by reason thereof.

           SECTION 12. Moneys to be Held in Trust. All moneys received by the Collateral Agent under or pursuant to any provision of this Agreement or the Security Documents (except Collateral Agent Fees) shall be held in trust for the purposes for which they were paid or are held.

           SECTION 13. Delivery of Secured Documents. Upon or before the execution and delivery of this Agreement, the Borrower shall deliver to the Collateral Agent true and complete copies of all Secured Documents as in effect at such time. The Borrower shall deliver to the Collateral Agent, promptly upon the execution thereof, a true and complete copy of any amendment, modification or supplement to any Secured Document, entered into after such time.

           SECTION 14. Information as to the Secured Parties, Administrative Agent, Noteholders, and A-Advanced Lender. The Borrower shall promptly deliver to the Collateral Agent, from time to time upon request of the Collateral Agent, a list setting forth as of a date not more than 30 days prior to the date of such delivery, (i) the amount and type of the Outstanding Lender Obligations and the name and address of the Administrative Agent, (ii) the amount and type of Outstanding Note Obligations and the name and address of each Noteholder and
(iii) the amount of Outstanding A-Advanced Guaranty Obligations.

           SECTION 15. Compensation; Expenses. The Borrower agrees to pay to the Collateral Agent, from time to time upon demand, (i) reasonable compensation (which shall not be limited by any provision of law in regard to compensation of fiduciaries or of a trustee of an express trust) for its services hereunder and under the Security Documents and (ii) all of the reasonable fees, costs and expenses of the Collateral Agent (including, without limitation, the reasonable fees and disbursements of its counsel and such special counsel, accountants or other experts as the Collateral Agent may elect to retain in the exercise of its reasonable judgment) (A) arising in connection with the preparation, execution, delivery, modification, restatement, amendment or termination of this Agreement and the Security Documents or the enforcement of any of the provisions hereof or thereof or (B) incurred or required to be advanced in connection with the administration of the Collateral, the sale or other disposition or the custody or release of Collateral pursuant to the Security Documents and the preservation, protection or defense of the Collateral Agent's rights under this Agreement and the Security Documents and in and to the Collateral.

           SECTION 16. Indemnification. The Borrower agrees to pay, indemnify, and hold the Collateral Agent harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including without limitation, the reasonable fees and disbursements of counsel) or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and the Security Documents, unless arising from the breach, bad faith, negligence or willful misconduct of the Collateral Agent (including, without limitation, indemnification of the Collateral Agent for liabilities of the Collateral Agent for the net amount of taxes (after taking account of any deduction, credit or other tax reduction or benefit available by reason of the imposition of any such tax) in any jurisdiction in which the Collateral Agent would not otherwise be subject to tax except by reason of its acting under this Agreement or the Security Documents (directly or through agents, separate Collateral Agents or co-Collateral Agents); provided, that such indemnification for taxes (a) shall apply only (i) in respect of taxes attributable to the performance of the Collateral Agent's obligations as Collateral Agent hereunder and (ii) to the extent that the Collateral Agent, using reasonable efforts, shall have been unable to avoid or minimize the same as contemplated by Section 22 hereof and (b) shall in no event cover any federal, state, local or other taxes imposed upon the Collateral Agent with respect to or measured by its net income or profits). In any suit, proceeding or action brought by the Collateral Agent under or with respect to any contract, agreement, interest or obligation constituting part of the Collateral for any sum owing thereunder, or to enforce any provisions thereof or of any of the Security Documents or this Agreement, each of the Credit Parties will save, indemnify and keep the Collateral Agent harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by any Credit Party of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from such Credit Party, and all such obligations of such Credit Party shall be and remain enforceable against and only against such Credit Party and shall not be enforceable against the Collateral Agent.

           SECTION 17. Collateral Agent's Lien. Notwithstanding anything to the contrary in this Agreement, as security for the payment of Collateral Agent Fees
(i) the Collateral Agent is hereby granted a lien upon all the Collateral and other property and funds held or collected by the Collateral Agent hereunder and
(ii) the Collateral Agent shall have the right to use and apply any of the funds held by the Collateral Agent in the Collateral Account to cover such Collateral Agent Fees; provided, that the foregoing is not intended to relieve the Borrower of its obligation to pay such Collateral Agent Fees.

           SECTION 18. Releases. (a) Sales or other dispositions of Collateral which are not prohibited by the Credit Agreement, the Note Agreement and the A-Advanced Guaranty shall not require any written or oral release or consent of the Collateral Agent. Nevertheless, the Borrower shall be entitled to request upon presentation of a certificate from the Borrower stating that such a sale is not prohibited by the Credit Agreement, the Note Agreement, the A-Advanced Guaranty or the Noteholder and A-Advanced Lender Guaranty and Security Agreement, that the Collateral Agent (i) execute and deliver to the Borrower or any purchaser of Collateral, a written release, disclaimer or quitclaim of the Collateral Agent's interest in any such Collateral hereunder and under the Security Documents, and the Borrower or such purchaser, as the case may be, shall be entitled to rely conclusively on such release, disclaimer or quitclaim and/or (ii) redeliver any such Collateral then in the possession of the Collateral Agent or any agent or nominee thereof. Such request shall be in writing signed by a Responsible Officer of the Borrower, shall describe the property to be released in reasonable detail and shall state that such release is or will not be prohibited by the Credit Agreement, the Note Agreement, the A-Advanced Guaranty or the Noteholder and A-Advanced Lender Guaranty and Security Agreement and a copy of which shall be delivered by the Borrower to each Secured Party. The cancellation and satisfaction of all or any part of the Secured Documents shall be without prejudice to the rights of the Collateral Agent to charge and be reimbursed for any expenditures which it may thereafter incur in connection therewith.

           (b) Sales or other dispositions of Collateral which are prohibited by any of the Credit Agreement, the Note Agreement, the A-Advanced Guaranty or the Noteholder and A-Advanced Lender Guaranty and Security Agreement, shall require the written consent of the Collateral Agent. Such consent shall be given by the

Collateral Agent (i) at the direction of the Administrative Agent (acting on behalf of and as instructed by the Required Lenders and, if required by the terms of the Credit Agreement, the Issuing Bank) in any case when such sale or disposition is not permitted by Credit Agreement, (ii) at the direction of the Required Second Lien Holders in any case when such sale or disposition is not permitted by the Note Agreement or the Noteholder and A-Advanced Lender Guaranty and Security Agreement.

           (c) The notices, statements, directions and certificates requested under or required by this Section 18 (together with any required certificate of a Responsible Officer) shall be full authority for and direction to the Collateral Agent to execute and deliver the releases, disclaimers, quitclaims and other instruments referred to in this Section 18. The Collateral Agent in so doing shall have no liability to any Person.

           SECTION 19. Exculpatory Provisions. (a) The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties herein or in the Security Documents, all of which are made solely by the Credit Parties. The Collateral Agent makes no representations as to the value or condition of the Collateral or any part thereof, or as to the title of the Credit Parties thereto or as to the security afforded by this Agreement or the Security Documents, or as to the validity, execution (except its own execution), enforceability, legality or sufficiency of this Agreement, the Security Documents or the Secured Obligations, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Collateral Agent shall not be responsible for insuring the Collateral or for the payment of taxes, charges or assessments or discharging of liens upon the Collateral or otherwise as to the maintenance of the Collateral, except that if the Collateral Agent takes possession of any Collateral, the Collateral Agent shall use reasonable care in the preservation of the Collateral in its possession.

           (b) The Collateral Agent shall not be required to ascertain or inquire as to the performance by the Credit Parties of any of the covenants or agreements contained herein, in the Security Documents or in any Secured Document. Whenever it is necessary, or in the reasonable opinion of the Collateral Agent advisable, for the Collateral Agent to ascertain the amount of Secured Obligations then held by Secured Parties, the Collateral Agent may rely on a certificate of (i) all of the Noteholders in the case of Note Obligations,
(ii) the Administrative Agent in the case of Lender Obligations or (iii) the A-Advanced Lender in the case of the A-Advanced Guaranty Obligations, and if the Noteholders, the Administrative Agent or the A-Advanced Lender shall not give such information to the Collateral Agent, the Noteholders, the Administrative Agent or the A-Advanced Lender (as the case may be) shall not be entitled to receive distributions hereunder.

           (c) The Collateral Agent shall be under no obligation or duty to take any action under this Agreement or the Security Documents if taking such action
(i) would subject the Collateral Agent to a tax in any jurisdiction where it is not then subject to a tax, or would require the Collateral Agent to qualify to do business in any jurisdiction where it is not then so qualified, unless the Collateral Agent receives security or indemnity satisfactory to it against such tax (or equivalent liability), or any liability resulting from such qualification, in each case which results from the taking of such action under this Agreement or the Security Documents or (ii) would subject the Collateral Agent to in personam jurisdiction in any location where it is not then so subject.

           (d) Notwithstanding any other provision of this Agreement, the Collateral Agent shall not be personally liable for any action taken or omitted to be taken by it in accordance with this Agreement or the Security Documents except for its own breach, negligence, bad faith or willful misconduct.

           (e) The Collateral Agent shall have the same rights with respect to any Secured Obligation held by it as any other Secured Party and may exercise such rights as though it were not the Collateral Agent hereunder, and may accept deposits from, lend money to and generally engage in any kind of banking or trust business with the Credit Parties as if it were not the Collateral Agent.

           (f) Subject to the provisions of this Agreement and the Security Documents concerning the Collateral Agent's duty of care with respect to Collateral in the Collateral Agent's possession, the Collateral Agent shall not be personally liable for any acts, omissions, errors of judgment or mistakes of fact or law made, taken or omitted to be made or taken by it in accordance with this Agreement or any Security Documents (including, without limitation, acts, omissions, errors or mistakes with respect to the Collateral), except for those arising out of or in connection with the Collateral Agent's gross negligence, bad faith or willful misconduct.

           SECTION 20. Resignation and Removal of the Collateral Agent. (a) The Collateral Agent may at any time, by giving written notice to the Borrower, the Administrative Agent, the A-Advanced Lender and the Noteholders, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon (i) the appointment of a successor Collateral Agent by the Required Secured Parties and, so long as no Event of Default has occurred and is continuing, consented to by the Borrower, such consent not to be unreasonably withheld, and (ii) the acceptance of such appointment by such successor Collateral Agent. If no successor Collateral Agent shall be appointed and shall have accepted such appointment within 90 days after the date the Collateral Agent gives the aforesaid notice of resignation, the Collateral Agent may apply to any court of competent jurisdiction to appoint a successor Collateral Agent to act until such time, if any, as a successor Collateral Agent shall have been appointed as provided in this Section 20. Any successor so appointed by such court shall immediately and without further act be superseded by any successor Collateral Agent appointed by the Required Secured Parties. The Required Secured Parties may, at any time remove the Collateral Agent and appoint a successor Collateral Agent, such removal to be effective upon the acceptance of such appointment by the successor Collateral Agent, which successor Collateral Agent shall, so long as no Event of Default shall have occurred and be continuing, be consented to by the Borrower, such consent not to be unreasonably withheld. Any resigning or removed Collateral Agent shall be entitled to Collateral Agent Fees to the extent incurred or arising, or relating to events occurring, before such resignation or removal.

           (b) If at any time the Collateral Agent shall resign or be removed or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Collateral Agent for any other cause, a successor Collateral Agent may be appointed by the Required Secured Parties (subject to the Borrower's consent when required by Section 20(a)), and the powers, duties, authority and title, of the predecessor Collateral Agent shall be terminated and canceled without procuring the resignation of such predecessor and without any formality (except as may be required by applicable law) other than appointment and designation of a successor by the Required Secured Parties in writing duly acknowledged and delivered to the predecessor and each of the Administrative Agent, the Noteholders and the A-Advanced Lender. Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement and the Security Documents shall vest in such successor, without any further act, deed or conveyance, all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor; but such predecessor shall, nevertheless, on the written request of the Required Secured Parties, the Credit Parties or the successor Collateral Agent execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor hereunder and under the Security Documents and shall deliver all Collateral held by it or its agents to such successor Collateral Agent. Should any deed, conveyance or other instrument in writing from the Credit Parties be required by any successor Collateral Agent for more fully and certainly vesting in such successor the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor Collateral Agent, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor, be executed, acknowledged and delivered by the Credit Parties. If the Credit Parties shall not have executed and delivered any such deed, conveyance or other instrument within 10 days after it received a written request from the successor Collateral Agent to do so, or if a Notice of Default is in effect, the predecessor Collateral Agent may execute the same on behalf of the Credit Parties. The Credit Parties hereby appoint any predecessor Collateral Agent as their agent and attorney to act for them as provided in the preceding sentence.

           SECTION 21. Status of Successor Collateral Agent. Every successor Collateral Agent appointed pursuant to Section 20 hereof shall be a bank or trust company in good standing and having power to act as Collateral Agent hereunder, shall be incorporated under the laws of the United States of America or any State thereof or the District of Columbia and having its principal corporate office within the 48 contiguous States and shall also have capital, surplus and undivided profits of not less than $100,000,000, if there be such an institution with such capital, surplus and undivided profits willing, qualified and able to accept the duties hereunder upon reasonable or customary terms.

           SECTION 22. Co-Collateral Agent; Separate Collateral Agents. (a) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or to avoid any violation of law or imposition on the Collateral Agent of taxes by such jurisdiction not otherwise imposed on the Collateral Agent, or the Collateral Agent shall be advised by counsel, satisfactory to it, that it is necessary or prudent in the interest of the Secured Parties, or the Required Secured Parties shall in writing so request the Collateral Agent, or the Collateral Agent shall deem it desirable for its own protection in the performance of its duties hereunder or under the Security Documents, then in any such case the Collateral Agent, the Administrative Agent, each Noteholder, the A-Advanced Lender and each of the Credit Parties shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more Persons approved by the Collateral Agent, either to act as co-Collateral Agent or co-Collateral Agents of all or any of the Collateral under this Agreement or under the Security Documents, jointly with the Collateral Agent originally named herein or therein or any successor Collateral Agent, or to act as separate Collateral Agent or Collateral Agents of any of the Collateral. If the Credit Parties shall not have joined in the execution of such instruments and agreements within 10 days after they receive a written request from the Collateral Agent to do so, or if a Notice of Default has been delivered and not been rescinded, the Collateral Agent may act under the foregoing provisions of this Section 22 without the concurrence of the Credit Parties and execute and deliver such instruments and agreements on behalf of the Credit Parties. The Credit Parties hereby appoint the Collateral Agent as its agent and attorney to act for them under the foregoing provisions of this
Section 22 in either of such contingencies.

           (b) Every separate Collateral Agent and every co-Collateral Agent, other than any successor Collateral Agent appointed pursuant to Section 20 hereof, shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions:

                (i) all rights, powers, duties and obligations conferred upon the Collateral Agent in respect of the custody, control and management of moneys, papers or securities shall be exercised solely by the Collateral Agent or any agent appointed by the Collateral Agent;

                (ii) all rights, powers, duties and obligations conferred or imposed upon the Collateral Agent hereunder and under the Security Documents shall be conferred or imposed and exercised or performed by the Collateral Agent and such separate Collateral Agent or separate Collateral Agents or co-Collateral Agent or co-Collateral Agents, jointly, as shall be provided in the instrument appointing such separate Collateral Agent or separate Collateral Agents or co-Collateral Agent or co-Collateral Agents, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Collateral Agent shall be incompetent or unqualified to perform such act or acts, or unless the performance of such act or acts would result in the imposition of any tax on the Collateral Agent which would not be imposed absent such joint act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed, by such separate Collateral Agent or separate Collateral Agents or co-Collateral Agent or co-Collateral Agents;

                (iii) no power given hereby or by the Security Documents to, or which it is provided herein or therein may be exercised by, any such co-Collateral Agent or co-Collateral Agents or separate Collateral Agent or separate Collateral Agents, shall be exercised hereunder or thereunder by such co-Collateral Agent or co-Collateral Agents or separate Collateral Agent or separate Collateral Agents except jointly with, or with the consent in writing of, the Collateral Agent, anything contained herein to the contrary notwithstanding;

                (iv) no Collateral Agent hereunder shall be personally liable by reason of any act or omission of any other Collateral Agent hereunder; and

                (v) the Collateral Agent, at any time by an instrument in writing executed by it, may accept the resignation of or remove any such separate Collateral Agent or co-Collateral Agent and, in that case by an instrument in writing executed by it, may appoint a successor to such separate

Collateral Agent or co-Collateral Agent, as the case may be, anything contained herein to the contrary notwithstanding.

           (c) Notwithstanding any other provisions of this Agreement to the contrary, no separate Collateral Agent or co-Collateral Agent appointed at the direction or request of the Required Secured Parties may be removed or discharged with respect to such duties without the written consent of the Required Secured Parties.

           SECTION 23. Treatment of Payee or Endorsee by Collateral Agents; Representatives of Secured Parties. (a) The Collateral Agent may treat the registered holder or, if none, the actual holder of any promissory note or debenture evidencing a Secured Obligation as the absolute owner thereof for all purposes and shall not be affected by any notice to the contrary, whether such promissory note or debenture shall be past due or not.

           (b) Any Person (other than the Administrative Agent, any Noteholder or the A-Advanced Lender), which shall be designated as the duly authorized representative of one or more Secured Parties to act as such in connection with any matters pertaining to this Agreement, the Security Documents or the Collateral shall present to the Collateral Agent such documents as the Collateral Agent may reasonably require in order to demonstrate to the Collateral Agent the authority of such Person to act as the representative of such Secured Parties.

           SECTION 24. Notices. Unless otherwise specified herein, all notices, requests, demands or other communications given to the Credit Parties, the Collateral Agent, the Administrative Agent, any Noteholder or the A-Advanced Lender shall be given in writing (including telecopy or similar writing) and shall be addressed at its address specified on the signature pages hereof or any other address designated by notice given in accordance with this Section 24 to the party sending such communication. Each such notice, request or other communication shall be effective and deemed received (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified on the signature pages hereof, (ii) if given by mail, the fifth Business Day after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified on the signature pages hereof; provided, that any notice, request or demand to the Collateral Agent shall not be effective until actually received by the Collateral Agent at the office designated by it pursuant to this
Section 24.

           SECTION 25. No Waivers. No failure on the part of the Collateral Agent, any co-Collateral Agents, any separate Collateral Agents, the Administrative Agent, any Noteholder, the A-Advanced Lender or any other Secured Party to exercise, no course of dealing with respect to, and no delay in exercising, any right, power or privilege under this Agreement or the Security Documents shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

           SECTION 26. Amendments, Supplements and Waivers. (a) With the written consent of (i) the Administrative Agent (acting on behalf of and as instructed by the Required Lenders and, if required by the terms of the Credit Agreement, the Issuing Bank) and (ii) the Required Second Lien Holders, the Collateral Agent and the Borrower may, at any time and from time to time, enter into written agreements supplemental hereto for the purpose of adding to or waiving any provision of this Agreement or changing in any manner the rights of the Collateral Agent, the Secured Parties or the Credit Parties hereunder; provided that the separate written consent of the A-Advanced Lender shall be required in connection with any amendments, supplements or waivers that (i) amends the provisions of this Section 26 or the definition of A-Advanced Lender or Noteholders hereunder, (ii) adversely affects the voting percentages, priority or pari passu rights to the Collateral of the A-Advanced Guaranty Obligations as such Obligations relate to the Note Obligations or (iii) adversely affects the rights of the A-Advanced Lender unless the rights of the Noteholders are also adversely affected and the adverse impact on the A-Advanced Lender is not disproportionately worse than the adverse impact on the Noteholders. Any such supplemental agreement shall be binding upon the Credit Parties, the Administrative Agent, the Noteholders, the A-Advanced Lender, any other Secured Parties and the Collateral Agent and their respective successors.

           (b) Without the consent of the Secured Parties, the Collateral Agent and any of the Credit Parties may, at any time and from time to time, enter into one or more additional Security Documents or one or more agreements supplemental hereto or to the Security Documents, in form satisfactory to the Collateral Agent, (i) to add to the covenants of the Credit Parties for the benefit of the Secured Parties or to surrender any right or power herein conferred upon the Credit Parties, (ii) to mortgage to the Collateral Agent any property or assets as additional security for the Secured Obligations, or (iii) to cure any ambiguity, to correct or supplement any provision herein or in the Security Documents which may be defective or inconsistent with any other provision herein or therein, or to make any other provision with respect to matters or questions arising hereunder which other provision shall not be inconsistent with any provision hereof; provided, however, that any such action contemplated by this clause (iii) shall not adversely affect the interests of the Secured Parties.

           SECTION 27. Headings. Headings of Sections and subsections have been included herein for convenience only and should not be considered in interpreting this Agreement.

           SECTION 28. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

           SECTION 29. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and shall inure to the benefit of each of the Secured Parties and their respective successors and assigns, and nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement, the Security Documents or any Collateral.

           SECTION 30. GOVERNING LAW. EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW, THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

           SECTION 31. Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

           SECTION 32. Termination. (a) Upon (i) receipt by the Collateral Agent of satisfactory evidence that all the Secured Obligations have been paid, the commitments under the Credit Agreement have terminated in their entirety and no Letter of Credit (as defined in the Credit Agreement) is outstanding and (ii) payment in full of all Collateral Agent Fees, the security interest created by
Section 17 hereof and the Security Documents shall terminate forthwith (along with this Agreement) and all right, title and interest of the Collateral Agent in and to the Collateral shall revert to the Credit Parties and their successors and assigns; provided, that the provisions of Sections 15 and 16 shall not be affected by any such termination.

           (b) Upon the termination of the Collateral Agent's security interest and the release of the Collateral in accordance with this Section 32, the Collateral Agent will promptly at the Borrower's written request and expense,
(i) execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence the termination of such security interest or the release of the Collateral and (ii) deliver or cause to be delivered to the Credit Parties all property of the Credit Parties then held by the Collateral Agent or any agent thereof.

           SECTION 33. Interpleader. If at any time the Collateral Agent determines it to be appropriate, the Collateral Agent may commence an action in interpleader in order to obtain a judicial resolution of the relevant issues which are in dispute. Such interpleader action shall be brought in the courts of the State of New York unless the Collateral Agent is advised by independent counsel retained by the Collateral Agent that, due to the pendency of an action in another jurisdiction with respect to which the Collateral Agent is a party and which relates to this Agreement, the Security Documents or the Collateral, such action should be brought in such other jurisdiction.



                            [SIGNATURE PAGES FOLLOW]

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                            as Collateral Agent


                           By: /s/ Colleen McCullum
                               -------------------------------------------------
                               Name: Colleen McCullum
                               Title: Director
                               Address:  201 South College Street
                                         Charlotte, NC 28288
                                         Attn:  Syndication Agency Services
                               Telecopy: (704) 383-0288


                           WACHOVIA BANK, NATIONAL ASSOCIATION,
                           as Administrative Agent


                           By: /s/ Colleen McCullum
                               -------------------------------------------------
                               Name: Colleen McCullum
                               Title: Director
                               Address:  201 South College Street
                                         Charlotte, NC 28288
                                         Attn:  Syndication Agency Services
                               Telecopy: (704) 383-0288



                           WACHOVIA BANK, NATIONAL ASSOCIATION,
                           as A-Advanced Lender and as a Noteholder


                           By: /s/ Colleen McCullum
                               -------------------------------------------------
                               Name: Colleen McCullum
                               Title: Director
                               Address:  301 South Tryon Street
                                         Charlotte, NC 28202
                                         Attn:  Colleen McCullum
                               Telecopy: (704) 383-6249

                           GUILFORD MILLS, INC.


                           By:
                              --------------------------------------------------
                              Name:
                              Title:
                              Address:  4925 West Market Street
                                        Greensboro, NC  27407
                                        Attn: Robert Emken
                                        Telecopy: (336) 316-4057


                           NOTEHOLDERS:



                           THE PRUDENTIAL INSURANCE COMPANY OF
                           AMERICA, as a Noteholder


                           By:
                              --------------------------------------------------
                              Name:
                              Title:
                              Address: The Prudential Insurance Company of
                                       America
                                       c/o Prudential Capital Group
                                       Four Gateway Center, 7th Floor
                                       100 Mulberry Street
                                       Newark, NJ 07102-4077
                                       Attn:  Trade Management Group
                               Telecopy:  (973) 802-9425

                                 with a copy to:

                              Address:  c/o Prudential Capital Group
                                        Corporate and Project Workouts
                                        Gateway Center Four, 7th Floor
                                        100 Mulberry Street
                                        Newark, NJ 07102
                                        Attn: Managing Director
                              Telecopy: (973) 802-2333

                           MASSACHUSETTS MUTUAL LIFE INSURANCE
                           COMPANY, as a Noteholder


                           By:
                              --------------------------------------------------
                           Name:
                           Title:
                           Address:  c/o David Babson & Co., Inc.
                                     1500 Main Street, Suite 2800
                                     Springfield, MA 01115
                                     Attn: Steven J. Katz
                           Telecopy:



                           C.M. LIFE INSURANCE
                           COMPANY, as a Noteholder


                           By:
                              --------------------------------------------------
                              Name:
                              Title:
                              Address:   c/o David Babson & Co., Inc
                                         1500 Main Street, Suite 2800
                                         Springfield, MA 01115
                                         Attn: Steven J. Katz
                              Telecopy: (413) 226-2688

                               PW WILLOW FUND LLC, as a Noteholder


                               By:
                                  ----------------------------------------------
                               Name:
                               Title:
                               Address:   PFPC c/o Grace Regan
                                          8800 Tinicum Blvd.
                                          3rd Floor, Suite 200
                                          Philadelphia, PA 19153
                               Attn:____________________
                               Telecopy: 215-749-3965

                                   with a copy to:

                                           Bond Street Capital
                                           700 Palisade Avenue
                                           Englewood Cliffs, NJ 07632
                               Attn:____________________
                               Telecopy: 201-567-5055


                               BANK ONE, NA, as a Noteholder


                               By: /s/ C. Dianne Wooley
                                  ----------------------------------------------
                               Name: C. Dianne Wooley
                               Title: First Vice President
                               Address:  Fourth Floor
                                             1717 Main Street
                                             Dallas, TX 75201
                               Attn: C. Dianne Wooley
                               Telecopy: (214) 290-2740

                           GENERAL ELECTRIC CAPITAL CORPORATION, as a Noteholder


                           By:
                               -------------------------------------------------
                               Name:
                               Title:
                               Address:  c/o Commercial Finance
                                              6 High Ridge Park 6C
                                              Stamford, CT 06297
                               Attn:          Patrick E. Flynn
                               Telecopy: (203) 316-7978



                           CARL MARKS STRATEGIC INVESTMENTS, L.P.,
                           as a Noteholder


                           By:
                               -------------------------------------------------
                               Name:
                               Title:
                               Address: 135 East 57th Street, 27th Floor
                                             New York, NY 10022
                               Attn:          James F. Wilson
                               Telecopy: (212) 980-2631



                           CARL MARKS STRATEGIC INVESTMENTS III, L.P., as a Noteholder


                           By:
                               -------------------------------------------------
                               Name:
                               Title:
                               Address: 135 East 57th Street, 27th Floor
                                             New York, NY 10022
                               Attn:          James F. Wilson
                               Telecopy: (212) 980-2631

                                                                      EXHIBIT H


                         FORM OF CONTRIBUTION AGREEMENT




           This CONTRIBUTION AGREEMENT (as amended, supplemented or otherwise modified, renewed or replaced from time to time in accordance with the terms hereof, the "Agreement") is entered into as of October __, 2002 by and among Guilford Mills, Inc. (the "Borrower"), and each of the Guarantors whose signature appears at the foot hereof (collectively referred to as the "Contributors" and individually, as a "Contributor"), for the purpose of establishing the respective rights and obligations of contribution among the Contributors and the Borrower in connection with the Credit Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

           WHEREAS, the Borrower and the Contributors are parties to that certain Credit, Security, Guaranty and Pledge Agreement dated as of October __, 2002 (as said agreement may hereafter be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time in accordance with its terms, the "Credit Agreement") among the Borrower, the Guarantors referred to therein, the Lenders referred to therein (the "Lenders") and Wachovia Bank, National Association, as Administrative Agent, Collateral Agent and Issuing Bank, pursuant to which the Lenders have agreed, subject to the terms and conditions set forth in the Credit Agreement, to make loans and extend other financial accommodations to the Borrower;

           WHEREAS, pursuant to the Credit Agreement, the Contributors have guaranteed the Obligations;

           WHEREAS, pursuant to the terms of the Credit Agreement, each of the Borrower and the Contributors has granted to the Collateral Agent (for the benefit of the Secured Parties (as defined therein)) a security interest in the Collateral as security for their respective obligations under the Credit Agreement; and

           WHEREAS, as a result of the transactions contemplated by the Credit Agreement, the Borrower and the Contributors will benefit, directly and indirectly, from the Obligations and in consideration thereof desire to enter into this Agreement to allocate such benefits among themselves and to provide a fair and equitable arrangement to make contributions in the event that any payment is made by a Contributor under the Credit Agreement, or in the event that the Collateral Agent, on behalf of the Secured Parties, exercises recourse against any of the Collateral owned by a Contributor (such payment or recourse being referred to herein as a "Contribution").

           NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower and the Contributors hereby agree as follows:

SECTION 1. Contribution. In order to provide for just and equitable contribution among the Borrower and the other Contributors in the event any Contribution is made by a Contributor (a "Funding Contributor") under the Credit Agreement, that Funding Contributor shall be entitled to a contribution from the other Contributors and the Borrower for all payments, damages and expenses incurred by that Funding Contributor in discharging any of the Obligations, in the manner and to the extent set forth in this Agreement. The amount of any Contribution under this Agreement shall be equal to the payment made by the Funding Contributor pursuant to the Credit Agreement or the fair saleable value of the Funding Contributor's portion of the Collateral against which recourse is exercised, and shall be determined as of the date on which such payment is made or recourse is exercised, as the case may be.

SECTION 2. Benefit Amount Defined. For purposes of this Agreement, the "Benefit Amount" of any Contributor as of any date of determination shall be the net value of the benefits to such Contributor from extensions of credit made by the Lenders and/or the Issuing Bank to the Borrower under the Credit Agreement. Such benefits shall include (without limitation) benefits of funds constituting proceeds of Loans which are deposited into the accounts of the Borrower by the Lenders which are in turn advanced or contributed by the Borrower to such Contributor (collectively, the "Benefits"). In the case of any proceeds of Loans or Benefits advanced or contributed to, or received by, a Person, any of the equity interests of which are owned directly or indirectly by a Contributor (an "Owned Entity"), the Benefit Amount of such Contributor with respect thereto shall be that portion of the net value of the benefits attributable to Loans or Benefits advanced or contributed to the Owned Entity equal to the direct or indirect percentage ownership of such Contributor in its Owned Entity.

SECTION 3. Contribution Obligation. The Borrower shall be liable to a Funding Contributor for the full amount of Obligations paid by such Funding Contributor. Each Contributor shall be liable to a Funding Contributor in an amount equal to the greater of (A) the product of (i) a fraction the numerator of which is the Benefit Amount of such Contributor, and the denominator of which is the total amount of Obligations and (ii) the amount of Obligations paid by such Funding Contributor and (B) 95% of the excess of the fair saleable value of the property of such Contributor over the total liabilities of such Contributor (including the maximum amount reasonably expected to become due in respect of contingent liabilities), as the case may be, determined as of the date on which the payment made by a Funding Contributor is deemed made for purposes of this Agreement or any recourse is exercised against any Funding Contributor's portion of the Collateral, as the case may be (giving effect to all payments made by other Funding Contributors and to the exercise of recourse against any other Funding Contributor's portion of the Collateral as of such date in a manner to maximize the amount of such contributions).

SECTION 4. Allocation. In the event that at any time there exists more than one Funding Contributor with respect to any Contribution (in any such case, the "Applicable Contribution"), then payment from other Contributors pursuant to this Agreement shall be allocated among such Funding Contributors in proportion to the total amount of the Contribution made for or on account of the Borrower by each such Funding Contributor pursuant to the Applicable Contribution. In the event that at any time any Contributor pays an amount under this Agreement in excess of the amount calculated pursuant to clause (A) of Section 3 hereof, that Contributor shall be deemed to be a Funding Contributor to the extent of such excess and shall be entitled to contribution from the other Contributors (including the Borrower) in accordance with the provisions of this Agreement.

SECTION 5. Subrogation. Any payments made hereunder by the Borrower shall be credited against amounts payable by the Borrower pursuant to any subrogation rights of the Contributors which received such payments under this Agreement.

SECTION 6. Preservation of Rights. This Agreement shall not limit any right that any Contributor may have against any other Person which is not a party hereto.

SECTION 7. Subsidiary Payment. The amount of Contribution payable under this Agreement by any Contributor shall be reduced by the amount of any contribution paid hereunder by a Subsidiary of such Contributor.

SECTION 8. Equitable Allocation. If as a result of any reorganization, recapitalization, or other change in the Borrower or any Affiliate or Subsidiary of the Borrower, or as a result of any amendment, waiver or modification of the terms and conditions governing the Credit Agreement or the Obligations, or for any other reason, the Contributions under this Agreement become inequitable, the parties hereto shall promptly modify and amend this Agreement to provide for an equitable allocation of the Contributions. Any of the foregoing modifications and amendments to this Agreement shall be in writing and signed by all parties hereto.

SECTION 9. Asset of Party to Which Contribution is Owing. The parties hereto acknowledge that the right to contribution hereunder shall constitute an asset in favor of the party to which such Contribution is owing.

SECTION 10. Subordination. No payments payable by a Contributor or by the Borrower pursuant to the terms hereof shall be paid until all Commitments under the Credit Agreement have been terminated, all amounts outstanding under any promissory notes issued thereunder have been indefeasibly paid in full, all amounts outstanding under all Letters of Credit issued under the Credit Agreement shall have been indefeasibly reimbursed in full, all issued but undrawn Letters of Credit have expired or been terminated or canceled and all other Obligations have been indefeasibly paid in full (the date on which all of the foregoing occur shall be referred to herein as the "Termination Date"). Nothing contained in this Agreement shall affect the Obligations or the obligations of any party hereto to any Lender under the Credit Agreement or any other Fundamental Document.

SECTION 11. Successors and Assigns; Amendments. This Agreement shall be binding upon each party hereto and its respective successors and assigns and shall inure to the benefit of the parties hereto and their respective successors and assigns, and in the event of any transfer or assignment of rights by a Contributor, the rights and privileges herein conferred upon that Contributor shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. Except as specifically required under Section 8 hereof, this Agreement shall not be amended without the prior written consent of the Administrative Agent.

SECTION 12. Termination. This Agreement shall remain in effect, and shall not be terminated until the Termination Date.

SECTION 13. Conflict. In the event of a conflict between this Agreement and the Credit Agreement, the provisions of the Credit Agreement will govern.

SECTION 14. CHOICE OF LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

SECTION 15. Counterparts. This Agreement, and any modifications or amendments hereto may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original for all purposes, but all such counterparts taken together shall constitute but one and the same instrument.

SECTION 16. Effectiveness. This Agreement shall become effective on the date on which all of the parties hereto shall have executed this Agreement.



                            [SIGNATURE PAGE FOLLOWS]

           IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be duly executed as of the day and year first written above.

                                    BORROWER:

                                    GUILFORD MILLS, INC.



                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   GUARANTORS:

                                   CURTAINS AND FABRICS, INC.
                                   GOLD MILLS, INC.
                                   RASCHEL FASHION INTERKNITTING, LTD.
                                   GFD FABRICS, INC.
                                   GFD SERVICES, INC.
                                   MEXICAN INDUSTRIES OF
                                       NORTH CAROLINA, INC.
                                   HOFMANN LACES, LTD.
                                   ADVISORY RESEARCH SERVICES, INC.
                                   GUILFORD MILLS (MICHIGAN), INC.
                                   GUILFORD AIRMONT, INC.
                                   GOLD MILL FARMS, INC.
                                   GMI COMPUTER SALES, INC.
                                   TWIN RIVERS TEXTILE PRINTING AND
                                      FINISHING


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                                                       EXHIBIT I



                        FORM OF PATENT SECURITY AGREEMENT
                        ---------------------------------



           WHEREAS, Guilford Mills, Inc., a Delaware corporation (the "Borrower") and each of the Guarantors whose signature appears at the foot hereof (as hereinafter defined) (the Borrower and the Guarantors are collectively referred to as the "Pledgors"), now own or hold or may hereafter acquire or hold Patents (defined as all of the following: all United States and foreign patents and patent applications, whether now existing or hereafter arising or acquired and all reissues, continuations, continuations-in-part or extensions thereof) including, without limitation, the Patents listed on Schedule A annexed hereto, as such Schedule may be amended from time to time by the addition of Patents subsequently arising or acquired;

           WHEREAS, each Pledgor is a party to a Credit, Security, Guaranty and Pledge Agreement dated as of October 1, 2002 (as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement") among such Pledgor, the lenders referred to therein (the "Lenders"), Wachovia Bank, National Association as Administrative Agent and Issuing Bank and Wachovia Bank, National Association as Collateral Agent for the benefit of the Secured Parties defined in the Credit Agreement (the "Collateral Agent"), to which reference is made for definitions of capitalized terms used and not otherwise defined herein;

           WHEREAS, pursuant to the terms of the Credit Agreement, each Pledgor has granted to the Collateral Agent (for the benefit of the Secured Parties) a security interest in all of such Pledgor's right, title and interest in and to personal property including, without limitation, all right, title and interest of such Pledgor in, to and under all of the Pledgor's Patents and licenses to use Patents held by others (including, without limitation, those Patent licenses listed on Schedule B hereto), whether presently existing or hereafter arising or acquired, and all products and proceeds thereof and all income therefrom, including, without limitation, any and all causes of action which exist now or may exist in the future by reason of any infringement or dilution of any Patent or Patent license for the full term of the Patents, to secure the due and punctual payment and performance of the Obligations.

           NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor does, as security for the due and punctual payment and performance of the Obligations, hereby grant to the Collateral Agent (for the benefit of the Secured Parties) a continuing security interest in all of such Pledgor's right, title and interest in, to and under the following (all of the following items or types of property being collectively referred to herein as the "Patent Collateral"), whether presently existing or hereafter arising or acquired:

           (i) each Patent, including, without limitation, each Patent and Patent application referred to in Schedule A annexed hereto;

           (ii) each Patent license, including, without limitation, each Patent license referred to in Schedule B annexed hereto, to the extent such Patent license does not prohibit the licensee from assigning or granting a security interest in its rights thereunder; and

           (iii) all products and proceeds of, and income from, any of the foregoing, including, without limitation, any claim by the Pledgor against third parties for past, present or future infringement or dilution of any Patent or any Patent licensed under any Patent license.

           Each Pledgor agrees to deliver updated copies of Schedule A and Schedule B to the Collateral Agent at the end of any quarter in which the Pledgor applies for the registration of, registers or otherwise acquires any Patent not listed on Schedule A hereto or enters into any Patent license not listed on Schedule B hereto, and to duly and promptly execute and deliver, or have duly and promptly executed and delivered, at the cost and expense of such Pledgor, such further instruments or documents (in form and substance satisfactory to the Collateral Agent), and promptly perform, or cause to be promptly performed, any and all acts, in all cases, as may be necessary, proper or advisable from time to time, in the reasonable judgment of the Collateral Agent, to carry out the provisions and purposes of Article 8 of the Credit Agreement and this Patent Security Agreement, and to provide, perfect and preserve the Liens (as defined in the Credit Agreement) of the Collateral Agent for the benefit of the Secured Parties under the Credit Agreement, the Fundamental Documents (as defined in the Credit Agreement) and this Patent Security Agreement, in the Patent Collateral or any portion thereof.

           Each Pledgor agrees that if any person, firm, corporation or other entity shall do or perform any acts which the Collateral Agent believes constitute an infringement of any Patent which is the subject of this Patent Security Agreement, or violate or infringe any right of a Pledgor or the Lenders therein or if any person, firm, corporation or other entity shall do or perform any acts which the Collateral Agent believes constitute an unauthorized or unlawful use thereof, then and in any such event, upon 30 days' prior written notice to such Pledgor (or if an Event of Default is continuing, then without such notice), the Collateral Agent may and shall have the right to take such steps and institute such suits or proceedings as the Collateral Agent may deem advisable or necessary to prevent such acts and conduct and to secure damages and other relief by reason thereof, and to generally take such steps as may be advisable or necessary or proper for the full protection of the rights of the parties. The Collateral Agent may take such steps or institute such suits or proceedings in its own name or in the name of each Pledgor or in the names of the parties jointly. The Collateral Agent hereby agrees to give such Pledgor notice of any steps taken, or any suits or proceedings instituted, by the Collateral Agent pursuant to this paragraph.

           This security interest is granted in conjunction with the security interests granted to the Collateral Agent (for the benefit of the Lenders) pursuant to the Credit Agreement. Each Pledgor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent (for the benefit of the Lenders) with respect to the security interest in the Patent Collateral made and granted hereby are subject to, and are more fully set forth in, the Credit Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

           This Patent Security Agreement is made for collateral purposes only. At such time as all of the Obligations shall have been fully and indefeasibly repaid in full and performed, all the Commitments under the Credit Agreement (including any Commitment to issue any Letter of Credit) shall have terminated and all Letters of Credit issued under the Credit Agreement shall have expired or been terminated or cancelled, the Collateral Agent (on behalf of the Secured Parties) shall execute and deliver to each Pledgor, at such Pledgor's expense, without representation, warranty or recourse, all releases and reassignments, termination statements and other instruments as may reasonably be requested in order to terminate the security interest of the Collateral Agent (for the benefit of the Lenders) in the Patent Collateral, subject to any disposition thereof which may have been made by the Collateral Agent pursuant to the terms hereof or of the Credit Agreement.

           So long as no Event of Default shall have occurred and be continuing, and subject to the various provisions of the Credit Agreement and the other Fundamental Documents to which it is a party, each Pledgor may use the Patent Collateral in any lawful manner.

           THIS PATENT SECURITY AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WHICH ARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

           IN WITNESS WHEREOF, the Pledgor has caused this Patent Security Agreement to be duly executed as of September __, 2002.


                                               PLEDGORS:

                                               BORROWER:

                                               GUILFORD MILLS, INC.


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                               GUARANTORS:

                                               CURTAINS AND FABRICS, INC.
                                               GOLD MILLS, INC.
                                               RASCHEL FASHION INTERKNITTING,
                                                  LTD.
                                               GFD FABRICS, INC.
                                               GFD SERVICES,INC.
                                               MEXICAN INDUSTRIES OF
                                               NORTH CAROLINA, INC.
                                               HOFMANN LACES, LTD.
                                               ADVISORY RESEARCH SERVICES, INC.
                                               GUILFORD MILLS (MICHIGAN), INC.
                                               GUILFORD AIRMONT, INC.
                                               GOLD MILL FARMS, INC.
                                               GMI COMPUTER SALES, INC.
                                               TWIN RIVERS TEXTILE PRINTING AND
                                                  FINISHING

                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

ACCEPTED:

WACHOVIA BANK,
NATIONAL ASSOCIATION
as Collateral Agent


By:
   ------------------------------
   Name:
   Title:

STATE OF NEW YORK     )
                      :    ss.:
COUNTY OF NEW YORK    )



           On the ____ day of October, in the year 2002, before me personally came David H. Taylor, to me known, who, being by me sworn, did say that he or she is the Interim CFO of Guilford Mills, Inc., which corporation is described in, and executed, the above instrument, and that he or she signed his or her name by order of the Board of Directors of said corporation.




                                             -----------------------------------
                                                    Notary Public

STATE OF NEW YORK     )
                      :    ss.:
COUNTY OF NEW YORK    )



           On the ____ day of October, in the year 2002, before me personally came David H. Taylor, to me known, who, being by me sworn, did say that he or she is the Interim CFO of each of the Guarantors defined herein, which corporation is described in, and executed, the above instrument, and that he or she signed his or her name by order of the Board of Directors of said corporation.




                                             -----------------------------------
                                                    Notary Public

STATE OF              )
                      :    ss.:
COUNTY OF             )



           On the ____ day of ________________, in the year 2002, before me personally came _____________________, to me known, who, being by me sworn, did say that he or she is the ___________________________ of Gold Mills, Inc., which corporation is described in, and executed, the above instrument, and that he or she signed his or her name by order of the Board of Directors of said corporation.




                                             -----------------------------------
                                                    Notary Public

STATE OF              )
                      :    ss.:
COUNTY OF             )



           On the ____ day of ________________, in the year 2002, before me personally came _____________________, to me known, who, being by me sworn, did say that he or she is the ___________________________ of Raschel Fashion Interknitting, Ltd., which corporation is described in, and executed, the above instrument, and that he or she signed his or her name by order of the Board of Directors of said corporation.




                                             -----------------------------------
                                                    Notary Public

STATE OF              )
                      :    ss.:
COUNTY OF             )

           On the ____ day of ________________, in the year 2002, before me personally came _____________________, to me known, who, being by me sworn, did say that he or she is the ___________________________ of GFD Fabrics, Inc., which corporation is described in, and executed, the above instrument, and that he or she signed his or her name by order of the Board of Directors of said corporation.




                                             -----------------------------------
                                                    Notary Public

STATE OF              )
                      :    ss.:
COUNTY OF             )



           On the ____ day of ________________, in the year 2002, before me personally came _____________________, to me known, who, being by me sworn, did say that he or she is the ___________________________ of GFD Services, Inc., which corporation is described in, and executed, the above instrument, and that he or she signed his or her name by order of the Board of Directors of said corporation.




                                             -----------------------------------
                                                    Notary Public

STATE OF              )
                      :    ss.:
COUNTY OF             )



           On the ____ day of ________________, in the year 2002, before me personally came _____________________, to me known, who, being by me sworn, did say that he or she is the ___________________________ of Mexican Industries of North Carolina, Inc., which corporation is described in, and executed, the above instrument, and that he or she signed his or her name by order of the Board of Directors of said corporation.




                                             -----------------------------------
                                                    Notary Public

STATE OF              )
                      :    ss.:
COUNTY OF             )



           On the ____ day of ________________, in the year 2002, before me personally came _____________________, to me known, who, being by me sworn, did say that he or she is the ___________________________ of Hofmann Laces, Ltd., which corporation is described in, and executed, the above instrument, and that he or she signed his or her name by order of the Board of Directors of said corporation.




                                             -----------------------------------
                                                    Notary Public

STATE OF              )
                      :    ss.:
COUNTY OF             )



           On the ____ day of ________________, in the year 2002, before me personally came _____________________, to me known, who, being by me sworn, did say that he or she is the ___________________________ of Advisory Research Services, Inc., which corporation is described in, and executed, the above instrument, and that he or she signed his or her name by order of the Board of Directors of said corporation.




                                             -----------------------------------
                                                    Notary Public

STATE OF              )
                      :    ss.:
COUNTY OF             )



           On the ____ day of ________________, in the year 2002, before me personally came _____________________, to me known, who, being by me sworn, did say that he or she is the ___________________________ of Guilford Mills (Michigan), Inc., which corporation is described in, and executed, the above instrument, and that he or she signed his or her name by order of the Board of Directors of said corporation.




                                             -----------------------------------
                                                    Notary Public

STATE OF              )
                      :    ss.:
COUNTY OF             )



           On the ____ day of ________________, in the year 2002, before me personally came _____________________, to me known, who, being by me sworn, did say that he or she is the ___________________________ of Guilford Airmont, Inc., which corporation is described in, and executed, the above instrument, and that he or she signed his or her name by order of the Board of Directors of said corporation.




                                             -----------------------------------
                                                    Notary Public

STATE OF              )
                      :    ss.:
COUNTY OF             )



           On the ____ day of ________________, in the year 2002, before me personally came _____________________, to me known, who, being by me sworn, did say that he or she is the ___________________________ of Gold Mill Farms, Inc., which corporation is described in, and executed, the above instrument, and that he or she signed his or her name by order of the Board of Directors of said corporation.




                                             -----------------------------------
                                                    Notary Public

STATE OF              )
                      :    ss.:
COUNTY OF             )



           On the ____ day of ________________, in the year 2002, before me personally came _____________________, to me known, who, being by me sworn, did say that he or she is the ___________________________ of GMI Computer Sales, Inc., which corporation is described in, and executed, the above instrument, and that he or she signed his or her name by order of the Board of Directors of said corporation.




                                             -----------------------------------
                                                    Notary Public

STATE OF               )
                       :    ss.:
COUNTY OF              )



           On the ____ day of ________________, in the year 2002, before me personally came _____________________, to me known, who, being by me sworn, did say that he or she is the ___________________________ of Twin Rivers Textile Printing and Finishing, which corporation is described in, and executed, the above instrument, and that he or she signed his or her name by order of the Board of Directors of said corporation.




                                             -----------------------------------
                                                    Notary Public

                                                                   Schedule A to
                                                       Patent Security Agreement
                                                       -------------------------


                      PATENTS AND APPLICATIONS FOR PATENTS



Owner           Patent No.        Title of Invention         Issue Date
-----           ----------        ------------------         ----------

                                                                   Schedule B to
                                                       Patent Security Agreement
                                                       -------------------------



                                 PATENT LICENSES

                                                                       EXHIBIT J


                      FORM OF TRADEMARK SECURITY AGREEMENT

                      (TRADEMARKS, TRADEMARK REGISTRATIONS,
                 TRADEMARK APPLICATIONS AND TRADEMARK LICENSES)



           WHEREAS, GUILFORD MILLS, INC., a Delaware corporation (the "Borrower"), and each of the Guarantors referred to in the Credit Agreement (as hereinafter defined) (the Borrower and the Guarantors are collectively referred to as the "Pledgors"), now own or hold or may hereafter acquire or hold Trademarks (defined as all of the following: all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade dress, logos, other source of business identifiers and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof or similar property rights, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, and all reissues, extensions or renewals thereof) including, without limitation, the Trademarks listed on Schedule A annexed hereto, as such Schedule may be amended from time to time by the addition of Trademarks subsequently registered or otherwise adopted or acquired;

           WHEREAS, each Pledgor is party to a Credit, Security, Guaranty and Pledge Agreement dated as of October 1, 2002 (as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement") among the Borrower, the Guarantors referred to therein (the "Guarantors"), the Lenders referred to therein (the "Lenders"), Wachovia Bank, National Association as Administrative Agent and Issuing Bank, and Wachovia Bank, National Association as Collateral Agent for the Secured Parties defined therein (the "Collateral Agent"), to which reference is made for definitions of capitalized terms used and not otherwise defined herein;

           WHEREAS, pursuant to the terms of the Credit Agreement, each of the Pledgors has granted to the Collateral Agent (for the benefit of the Secured Parties) a security interest in all personal property of such Pledgor including, without limitation, all right, title and interest of such Pledgor in, to and under all of such Pledgor's Trademarks and Trademark licenses (including, without limitation, those Trademark licenses listed on Schedule B hereto), whether presently existing or hereafter arising, adopted or acquired, together with the goodwill of the business connected with, and symbolized by, the Trademarks and all products and proceeds thereof and all income therefrom, including, without limitation, any and all causes of action which exist now or may exist in the future by reason of infringement or dilution thereof or injury to the associated goodwill, to secure the payment of the Obligations (such term being used herein as defined in the Security Agreement);

           NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor does, as security for the Obligations, hereby grant to the Collateral Agent (for the benefit of the Secured Parties) a continuing security interest in all of such Pledgor's right, title and interest in, to and under the following (all of the following items or types of property being collectively referred to herein as the "Trademark Collateral"), whether presently existing or hereafter arising or acquired:

           (i) each Trademark and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark, including, without limitation, each Trademark referred to in Schedule A annexed hereto;

           (ii) each Trademark license, including, without limitation, each Trademark license referred to in Schedule B annexed hereto, to the extent such Trademark license does not prohibit the licensee from assigning or granting a security interest in its rights thereunder; and

           (iii) all products and proceeds of, and income from, any of the foregoing, including, without limitation, any claim by any Pledgor against third parties for the past, present or future infringement or dilution of any Trademark or any Trademark licensed under any Trademark license, or for injury to the goodwill associated with any Trademark.

           Each Pledgor agrees to deliver updated copies of Schedule A and Schedule B to the Collateral Agent at the end of any quarter in which such Pledgor registers or otherwise adopts or acquires any Trademark not listed on Schedule A hereto or enters into any Trademark license not listed on Schedule B hereto, and to duly and promptly execute and deliver, or have duly and promptly executed and delivered, at the cost and expense of the Pledgors, such further instruments or documents (in form and substance satisfactory to the Collateral Agent), and promptly perform, or cause to be promptly performed, any and all acts, in all cases, as may be necessary, proper or advisable from time to time, in the reasonable judgment of the Collateral Agent, to carry out the provisions and purposes of Article 8 of the Credit Agreement and this Trademark Security Agreement, and to provide, perfect and preserve the Liens (as defined in the Credit Agreement) of the Collateral Agent for the benefit of the Secured Parties under the Security Agreement and this Trademark Security Agreement, in the Trademark Collateral or any portion thereof.

           Each Pledgor agrees that if any person, firm, corporation or other entity shall do or perform any acts which the Collateral Agent believes constitute an infringement of any Trademark, or violate or infringe any right of a Pledgor or the Lenders therein or if any person, firm, corporation or other entity shall do or perform any acts which the Collateral Agent believes constitute an unauthorized or unlawful use thereof, then and in any such event, upon 30 days' prior written notice to such Pledgor while an Event of Default (as defined in the Credit Agreement) is continuing, the Collateral Agent may and shall have the right to take such steps and institute such suits or proceedings as the Collateral Agent may deem advisable or necessary to prevent such acts and conduct and to secure damages and other relief by reason thereof, and to generally take such steps as may be advisable or necessary or proper for the full protection of the rights of the parties. The Collateral Agent may take such steps or institute such suits or proceedings in its own name or in the name of the applicable Pledgor or in the names of the parties jointly. The Collateral Agent hereby agrees to give the applicable Pledgor notice of any steps taken, or any suits or proceedings instituted, by the Collateral Agent pursuant to this paragraph.

           This security interest is granted in conjunction with the security interests granted to the Collateral Agent (for the benefit of the Secured Parties) pursuant to the Credit Agreement. Each Pledgor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent (for the benefit of the Secured Parties) with respect to the security interest in the Trademark Collateral made and granted hereby are subject to, and more fully set forth in, the Credit Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

           This Trademark Security Agreement is made for collateral purposes only. At such time as all of the Obligations have been indefeasibly repaid in full, all the Commitments under the Credit Agreement (including any commitment to issue any Letter of Credit) shall have terminated and all Letters of Credit issued under the Credit Agreement shall have expired or been terminated or cancelled, the Collateral Agent (on behalf of the Secured Parties), shall execute and deliver to such Pledgors, at Borrower's or the applicable Pledgor's expense, without representation, warranty or recourse, all releases and reassignments, termination statements and other instruments as may be necessary or proper to terminate the security interest of the Collateral Agent (for the benefit of the Secured Parties) in the Trademark Collateral, subject to any disposition thereof which may have been made by the Collateral Agent pursuant to the terms hereof or of the Credit Agreement.

           So long as no Event of Default shall have occurred and be continuing, and subject to the various provisions of the Credit Agreement and the other Fundamental Documents to which it is a party, each Pledgor may use, license and exploit the Trademark Collateral in any lawful manner.

           THIS TRADEMARK SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

                     IN WITNESS WHEREOF, the Pledgors have caused this Trademark Security Agreement to be duly executed as of October
__, 2002.

                                       PLEDGORS:

                                       BORROWER:

                                       GUILFORD MILLS, INC.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       GUARANTORS:

                                       CURTAINS AND FABRICS, INC.
                                       GOLD MILLS, INC.
                                       RASCHEL FASHION INTERKNITTING,
                                          LTD.
                                       GFD FABRICS,INC.
                                       GFD SERVICES,INC.
                                       MEXICAN INDUSTRIES OF
                                          NORTH CAROLINA, INC.
                                       HOFMANN LACES, LTD.
                                       ADVISORY RESEARCH SERVICES, INC.
                                       GUILFORD MILLS (MICHIGAN), INC.
                                       GUILFORD AIRMONT, INC.
                                       GOLD MILL FARMS, INC.
                                       GMI COMPUTER SALES, INC.
                                       TWIN RIVERS TEXTILE PRINTING AND
                                          FINISHING

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

ACCEPTED:

WACHOVIA BANK,
NATIONAL ASSOCIATION
as Collateral Agent


By:
   --------------------------------------
   Name:
   Title:

STATE OF NEW YORK     )
                      :    ss.:
COUNTY OF NEW YORK    )



           On the ____ day of October, in the year 2002, before me personally came David H. Taylor, to me known, who, being by me sworn, did say that s/he is the Interim CFO of Guilford Mills, Inc., which corporation is described in, and which corporation executed the above instrument, and that s/he signed his/her name by order of the Board of Directors of said corporation.




                                             -----------------------------------
                                                    Notary Public

STATE OF NEW YORK     )
                      :    ss.:
COUNTY OF NEW YORK    )



           On the ____ day of October, in the year 2002, before me personally came David H. Taylor, to me known, who, being by me sworn, did say that s/he is the Interim CFO of each of the Guarantors defined herein, which corporation is described in, and which corporation executed the above instrument, and that s/he signed his/her name by order of the Board of Directors of said corporation.




                                             -----------------------------------
                                                    Notary Public

STATE OF ______________    )
                           :    ss.:
COUNTY OF ____________     )



           On the ____ day of __________, in the year 2002, before me personally came _____________________, to me known, who, being by me sworn, did say that s/he is the ____________ of Gold Mills, Inc., which corporation is described in, and which corporation executed the above instrument, and that s/he signed his/her name by order of the Board of Directors of said corporation.




                                             -----------------------------------
                                                    Notary Public

STATE OF ______________    )
                           :    ss.:
COUNTY OF ____________     )



           On the ____ day of __________, in the year 2002, before me personally came _____________________, to me known, who, being by me sworn, did say that s/he is the ____________ of Raschel Fashion Interknitting, Ltd., which corporation is described in, and which corporation executed the above instrument, and that s/he signed his/her name by order of the Board of Directors of said corporation.




                                             -----------------------------------
                                                    Notary Public

STATE OF ______________    )
                           :    ss.:
COUNTY OF ____________     )



           On the ____ day of __________, in the year 2002, before me personally came _____________________, to me known, who, being by me sworn, did say that s/he is the ____________ of GFD Fabrics, Inc., which corporation is described in, and which corporation executed the above instrument, and that s/he signed his/her name by order of the Board of Directors of said corporation.




                                             -----------------------------------
                                                    Notary Public

STATE OF ______________    )
                           :    ss.:
COUNTY OF ____________     )



           On the ____ day of __________, in the year 2002, before me personally came _____________________, to me known, who, being by me sworn, did say that s/he is the ____________ of GFD Services, Inc., which corporation is described in, and which corporation executed the above instrument, and that s/he signed his/her name by order of the Board of Directors of said corporation.




                                             -----------------------------------
                                                    Notary Public

STATE OF ______________    )
                           :    ss.:
COUNTY OF ____________     )



           On the ____ day of __________, in the year 2002, before me personally came _____________________, to me known, who, being by me sworn, did say that s/he is the ____________ of Mexican Industries of North Carolina, Inc., which corporation is described in, and which corporation executed the above instrument, and that s/he signed his/her name by order of the Board of Directors of said corporation.




                                             -----------------------------------
                                                    Notary Public

STATE OF ______________    )
                           :    ss.:
COUNTY OF ____________     )



           On the ____ day of __________, in the year 2002, before me personally came _____________________, to me known, who, being by me sworn, did say that s/he is the ____________ of Hofmann Laces, Ltd., which corporation is described in, and which corporation executed the above instrument, and that s/he signed his/her name by order of the Board of Directors of said corporation.




                                             -----------------------------------
                                                    Notary Public

STATE OF ______________    )
                           :    ss.:
COUNTY OF ____________     )



           On the ____ day of __________, in the year 2002, before me personally came _____________________, to me known, who, being by me sworn, did say that s/he is the ____________ of Advisory Research Services, Inc., which corporation is described in, and which corporation executed the above instrument, and that s/he signed his/her name by order of the Board of Directors of said corporation.




                                             -----------------------------------
                                                    Notary Public

STATE OF ______________    )
                           :    ss.:
COUNTY OF ____________     )



           On the ____ day of __________, in the year 2002, before me personally came _____________________, to me known, who, being by me sworn, did say that s/he is the ____________ of Guilford Mills (Michigan), Inc., which corporation is described in, and which corporation executed the above instrument, and that s/he signed his/her name by order of the Board of Directors of said corporation.




                                             -----------------------------------
                                                    Notary Public

STATE OF ______________    )
                           :    ss.:
COUNTY OF ____________     )



           On the ____ day of __________, in the year 2002, before me personally came _____________________, to me known, who, being by me sworn, did say that s/he is the ____________ of Guilford Airmont, Inc., which corporation is described in, and which corporation executed the above instrument, and that s/he signed his/her name by order of the Board of Directors of said corporation.




                                             -----------------------------------
                                                    Notary Public

STATE OF ______________    )
                           :    ss.:
COUNTY OF ____________     )



           On the ____ day of __________, in the year 2002, before me personally came _____________________, to me known, who, being by me sworn, did say that s/he is the ____________ of Gold Mill Farms, Inc., which corporation is described in, and which corporation executed the above instrument, and that s/he signed his/her name by order of the Board of Directors of said corporation.




                                             -----------------------------------
                                                    Notary Public

STATE OF ______________    )
                           :    ss.:
COUNTY OF ____________     )



           On the ____ day of __________, in the year 2002, before me personally came _____________________, to me known, who, being by me sworn, did say that s/he is the ____________ of GMI Computer Sales, Inc., which corporation is described in, and which corporation executed the above instrument, and that s/he signed his/her name by order of the Board of Directors of said corporation.




                                             -----------------------------------
                                                    Notary Public

STATE OF ______________    )
                           :    ss.:
COUNTY OF ____________     )



           On the ____ day of __________, in the year 2002, before me personally came _____________________, to me known, who, being by me sworn, did say that s/he is the ____________ of Twin Rivers Textile Printing and Finishing, which corporation is described in, and which corporation executed the above instrument, and that s/he signed his/her name by order of the Board of Directors of said corporation.




                                             -----------------------------------
                                                    Notary Public

                                                         Schedule A to Trademark
                                                              Security Agreement
                                                              ------------------



                                   TRADEMARKS


                           Application       Registration     Registration                    Description of
 Country        Owner          No.                 No.             Date         Trademark       Goods
 -------        -----     -----------        -------------   --------------    ---------      ---------




                                                         Schedule B to Trademark
                                                              Security Agreement
                                                              ------------------



                               TRADEMARK LICENSES

                                                                       EXHIBIT K
                        FORM OF ACCOUNT CONTROL AGREEMENT


           ACCOUNT CONTROL AGREEMENT dated as of October 1, 2002 (as amended, supplemented or otherwise modified, renewed or replaced, the "Agreement") among
(i) WACHOVIA BANK, NATIONAL ASSOCIATION, as collateral agent for the Secured Parties, as defined below (in such capacity, the "Collateral Agent"), (ii) GUILFORD MILLS, INC. (the "Pledgor"), and (iii) [____________________] (the "Bank").


                             Introductory Statement
                             ----------------------

           The Bank has established a deposit account, Account No. __________, in the name of the Pledgor (the "Account").

           The Pledgor has granted to the Collateral Agent on behalf of the Secured Parties a security interest in, among other things, the Account pursuant to a (i) Credit, Security, Guaranty and Pledge Agreement, dated as of October 1, 2002 (as such agreement may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"), among the Pledgor, the guarantors referred to therein, the lenders referred to therein (the "Lenders") and Wachovia Bank, National Association, as Issuing Bank, Administrative Agent, and Collateral Agent for the Lenders (in such capacity, the "Administrative Agent") and (ii) Guaranty, Security and Pledge Agreement, dated as of September 30, 2002 (as such agreement may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Security Agreement"), among the Pledgor, the guarantors referred to therein, the A-Advanced Lender referred to therein (the "A-Advanced Lender"), the noteholders referred to therein (the "Noteholders") and Wachovia Bank, National Association, as Collateral Agent for the A-Advanced Lender and the Noteholders (together with the Lenders, the A-Advanced Lender, the Noteholders and the Administrative Agent, the "Secured Parties").

           The Collateral Agent, the Pledgor and the Bank are entering into this Agreement to provide for the control of the Account by the Collateral Agent and to perfect the security interest of the Collateral Agent on behalf of the Secured Parties in the Account.

           Accordingly, the parties hereby agree as follows:

           1. The Account. The Bank hereby represents and warrants to the Collateral Agent and the Pledgor that (i) the Account has been established in the name of the Pledgor as recited above, (ii) the Account is a demand deposit account and any balance in the Account is the valid and legally binding obligation of the Bank and (iii) except for the claims and interest of the Collateral Agent on behalf of the Secured Parties and the Pledgor in the Account

(subject to any claim in favor of the Bank permitted under Section 2), the Bank does not know of any claim to or interest in the Account. All funds at any time on deposit in the Account shall be held by the Bank subject to the terms of this Agreement. All parties agree that the Account is a "deposit account" within the meaning of Article 9 of the Uniform Commercial Code of the State of New York (the "UCC").

           2. Priority of Lien. The Bank hereby acknowledges the security interest granted to the Collateral Agent on behalf of the Secured Parties by the Pledgor. The Bank hereby waives and releases all liens, encumbrances, claims and rights of set off it may have, now or in the future, against the Account other than for the payment of the Bank's customary fees, commissions and other charges pursuant to its agreement with the Pledgor. Except as required by applicable law, the Bank will not agree with the Pledgor or any third party that the Bank will comply with payment orders concerning the Account originated by the Pledgor or such third party without the prior written consent of the Collateral Agent.

           3. Control.

           (a) The Bank shall comply with all withdrawal or other notifications it receives directing it to transfer any property in the Account and any other instructions concerning the Account (each, a "payment order") originated by the Pledgor or the Pledgor's authorized representatives until such time as the Collateral Agent delivers a written notice to the Bank that the Collateral Agent is thereby exercising exclusive control over the Account. Such notice is referred to herein as a "Notice of Exclusive Control" and shall be substantially in the form of Exhibit A attached hereto. For the benefit of the Pledgor, the Collateral Agent agrees that it shall deliver a Notice of Exclusive Control only after the occurrence and during the continuance of an Event of Default (as defined in the Credit Agreement or the Subordinated Credit Agreement).

           (b) Upon receipt by the Bank of a Notice of Exclusive Control, the Bank shall (i) cease complying with payment orders originated by the Pledgor or its representatives and cease distributing interest on property in the Account to the Pledgor, and (ii) comply with all payment orders and other instructions concerning the Account originated by the Collateral Agent or its representatives.

           (c) The Bank shall be entitled to rely upon any Notice of Exclusive Control and, after receipt of a Notice of Exclusive Control, any payment order, that the Bank reasonably believes to be from the Collateral Agent.

           4. Statements, Confirmations and Notices of Adverse Claims. After receipt by the Bank of a Notice of Control and, prior to such time, at the request of the Collateral Agent, the Bank shall send copies of all statements and confirmations concerning the Account to each of the Pledgor and the Collateral Agent at its notice address set forth below. If any person or entity asserts any lien, encumbrance or adverse claim against the Account or in any financial asset carried therein, the Bank will promptly notify the Collateral Agent and the Pledgor thereof.

           5. Limited Responsibility of the Bank. The Bank shall have no responsibility or liability to the Collateral Agent for complying with payment orders concerning the Account from the Pledgor or the Pledgor's authorized representatives which are received by the Bank before the Bank receives a Notice of Exclusive Control. The Bank shall have no responsibility or liability to the Pledgor for complying with a Notice of Exclusive Control or complying with payment orders concerning the Account originated by the Collateral Agent after receipt of a Notice of Exclusive Control, and shall have no responsibility to investigate the appropriateness of any such payment order or Notice of Exclusive Control, even if the Pledgor notifies the Bank that the Collateral Agent is not legally entitled to originate any such payment order or Notice of Exclusive Control. This Agreement does not create any obligation or duty of the Bank other than those expressly set forth herein.

           6. Tax Reporting. All items of income, gain, expense and loss recognized in the Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Pledgor.

           7. Customer Agreement. In the event of a conflict between this Agreement and any other agreement between the Bank and the Pledgor, the terms of this Agreement shall prevail.

           8. Termination. This Agreement shall continue in effect until the Collateral Agent has notified the Bank in writing that this Agreement, or its security interest in the Account, is terminated. Upon receipt of such notice, the obligations of the Bank under Sections 1, 2, 3 and 4 above with respect to the operation and maintenance of the Account shall terminate, the Collateral Agent shall have no further right to originate payment orders concerning the Account and any previous Notice of Exclusive Control delivered by the Collateral Agent shall be deemed to be of no further force and effect.

           9. Complete Agreement. This Agreement and the instructions and notices required or permitted to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof, and supersede any prior agreement and contemporaneous oral agreements of the parties concerning its subject matter.

           10. Amendments. No amendment, modification or (except as otherwise specified in Section 8 above) termination of this Agreement, nor any assignment of any rights hereunder (except to the extent contemplated under Section 13 below), shall be binding on any party hereto unless it is in writing and is signed by each of the parties hereto, and any attempt to so amend, modify, terminate or assign except pursuant to such a writing shall be null and void. No waiver of any rights hereunder shall be binding on any party hereto unless such waiver is in writing and signed by the party against whom enforcement is sought.

           11. Indemnity.

           (a) The Pledgor agrees to indemnify and hold the Bank and its officers, directors, employees and agents (the "Indemnified Parties") harmless from and against any losses, liabilities and damages incurred by the Indemnified Parties as a consequence of any action taken or omitted to be taken by it in the performance of its obligations hereunder, with the exception of any losses, liabilities and damages arising as a result of the Bank's gross negligence or willful misconduct.

(b) With respect to actions taken or omitted to be taken pursuant to instructions of the Collateral Agent not authorized or contemplated pursuant to the terms of this Agreement, the Collateral Agent shall indemnify and hold the Indemnified Parties harmless against any losses, liabilities, and damages incurred by the Indemnified Parties as a consequence of such actions or omissions, with the exception of any losses, liability and damages arising as a result of the Bank's gross negligence or willful misconduct.

           12. Severability. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

           13. Successors. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors or assigns. This Agreement may be assigned by the Collateral Agent to any successor of the Collateral Agent pursuant to the Intercreditor Agreement (as defined in the Credit Agreement), provided that written notice thereof is given by the Collateral Agent to the Bank.

           14. Notices. Except as otherwise expressly provided herein, any notice, order, instruction, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or upon receipt of notice sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below (or such other address as may be specified in a notice in the manner set forth above):

           If to the Collateral Agent:

                     Wachovia Bank, National Association
                     201 South College Street
                     Charlotte, NC 28288
                     Attention:  Colleen McCullum
                     Facsimile:  (704) 383-5249

           If to the Pledgor:

                     Guilford Mills, Inc.
                     4925 West Market Street
                     Greensboro, NC 27407
                     Attention:  Robert Emken
                     Facsimile: (336) 316-4057

           If to the Bank:

                     --------------------
                     --------------------
                     Attention: _______________
                     Facsimile: _______________

           15. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

           16. Choice of Law. Regardless of any provision in any other agreement relating to the Account, the parties hereto agree that the establishment and maintenance of the Account, and all interest, duties and obligations with respect to the Account, shall be governed by the law of the State of New York. With respect to the Account, the Bank's "jurisdiction" for purposes of Section 9-304 of the UCC is the State of New York.

                            [Signature Page Follows]

           IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                        Guilford Mills, inc., as Pledgor


                        By:
                             ---------------------------------------------------
                             Name:
                             Title:


                        WACHOVIA BANK, NATIONAL ASSOCIATION, as Collateral Agent


                        By:
                             ---------------------------------------------------
                             Name:
                             Title:


                         [____________________], as Bank


                         By:
                              --------------------------------------------------
                              Name:
                              Title:

                                                                       EXHIBIT A

                           NOTICE OF EXCLUSIVE CONTROL

                        [Letterhead of Collateral Agent]


Date:      __________, 200__


To:        ____________________
           ____________________
           ____________________

           Attention:  _______________
           Facsimile:  _______________

RE: Pledged Account No. ____________________, in the name of [Applicable Credit Party].


           This is to notify [Bank] that the above-referenced pledged collateral account (the "Account") is now under the exclusive control of Wachovia Bank, National Association, as Collateral Agent for certain creditors (the "Collateral Agent"). [Bank] is hereby instructed to cease complying with instructions given by or on behalf of Guilford Mills, Inc. relating to the Account, to cease distributing interest earned on property in the Account and to refuse to accept any other instructions from Guilford Mills, Inc. intended to exercise any authority with respect to the Account unless instructed by the Collateral Agent.

           All future instructions on the Account shall be given solely on behalf of the Collateral Agent.